UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-08194

FINANCIAL INVESTORS TRUST
(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203
(Address of principal executive offices) (Zip code)

Karen Gilomen, Esq., Secretary
Financial Investors Trust
1290 Broadway, Suite 1100
Denver, Colorado 80203
(Name and address of agent for service)

Registrant’s telephone number, including area code:  303-623-2577

Date of fiscal year end:  October 31

Date of reporting period:  November 1, 2015 – October 31, 2016

Item 1.	Reports to Stockholders.

TABLE OF
CONTENTS

Disclosure of Fund Expenses	1
ALPS | Alerian MLP Infrastructure Index Fund
Management Commentary	6
Performance Update	7
Statement of Investments	9
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
Management Commentary	19
Performance Update	21
Consolidated Statement of Investments	23
Consolidated Statement of Assets and Liabilities	30
Consolidated Statement of Operations	31
Consolidated Statements of Changes in Net Assets	32
Consolidated Financial Highlights	33
ALPS | Kotak India Growth Fund
Management Commentary	36
Performance Update	39
Consolidated Statement of Investments	41
Consolidated Statement of Assets and Liabilities	43
Consolidated Statement of Operations	44
Consolidated Statements of Changes in Net Assets	45
Consolidated Financial Highlights	46
ALPS | Metis Global Micro Cap Fund
Management Commentary	49
Performance Update	51
Statement of Investments	53
Statement of Assets and Liabilities	57
Statement of Operations	58
Statement of Changes in Net Assets	59
Financial Highlights	60
ALPS | Red Rocks Listed Private Equity Fund
Management Commentary	63
Performance Update	65
Statement of Investments	68
Statement of Assets and Liabilities	70
Statement of Operations	71
Statements of Changes in Net Assets	72
Financial Highlights	73
ALPS | Sterling ETF Tactical Rotation Fund
Management Commentary	77
Performance Update	78
Statement of Investments	80
Statement of Assets and Liabilities	81
Statement of Operations	82
Statements of Changes in Net Assets	83
Financial Highlights	84
ALPS | WMC Research Value Fund
Management Commentary	87
Performance Update	89
Statement of Investments	91
Statement of Assets and Liabilities	95
Statement of Operations	96
Statements of Changes in Net Assets	97
Financial Highlights	98
Clough China Fund
Management Commentary	101
Performance Update	104
Statement of Investments	106
Statement of Assets and Liabilities	109
Statement of Operations	110
Statements of Changes in Net Assets	111
Financial Highlights	112
RiverFront Global Allocation Series
Management Commentary	115
Performance Update	118
Statements of Investments	128
Statements of Assets and Liabilities	138
Statements of Operations	140
Statements of Changes in Net Assets	141
Financial Highlights	146
Notes to Financial Statements	163
Report of Independent Registered Public Accounting Firm	197
Additional Information	198
Trustees and Officers	214

alpsfunds.com

Disclosure of Fund Expenses

October 31, 2016 (Unaudited)

Examples. As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including applicable sales charges (loads) and redemption fees; and (2) ongoing costs, including management fees, distribution and service (12b‐1) fees, shareholder service fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on May 1, 2016 and held until October 31, 2016.

Actual Expenses. The first line under each class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period May 1, 2016 – October 31, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line under each class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or redemption fees. Therefore, the second line under each class in the table below is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

1 | October 31, 2016

Disclosure of Fund Expenses

October 31, 2016 (Unaudited)

	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expense Ratio(a)	Expenses Paid During Period May 1, 2016 - October 31, 2016(b)
ALPS | Alerian MLP Infrastructure Index Fund
Class A
Actual	$1,000.00	$1,043.20	1.25%	$6.42
Hypothetical (5% return before expenses)	$1,000.00	$1,018.85	1.25%	$6.34
Class C
Actual	$1,000.00	$1,040.70	1.85%	$9.49
Hypothetical (5% return before expenses)	$1,000.00	$1,015.84	1.85%	$9.37
Class I
Actual	$1,000.00	$1,044.20	0.85%	$4.37
Hypothetical (5% return before expenses)	$1,000.00	$1,020.86	0.85%	$4.32
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund(c)
Class A
Actual	$1,000.00	$1,005.50	1.45%	$7.31
Hypothetical (5% return before expenses)	$1,000.00	$1,017.85	1.45%	$7.35
Class C
Actual	$1,000.00	$1,002.80	2.05%	$10.32
Hypothetical (5% return before expenses)	$1,000.00	$1,014.83	2.05%	$10.38
Class I
Actual	$1,000.00	$1,008.30	1.15%	$5.81
Hypothetical (5% return before expenses)	$1,000.00	$1,019.36	1.15%	$5.84
ALPS | Kotak India Growth Fund(d)
Class A
Actual	$1,000.00	$1,180.10	1.69%	$9.26
Hypothetical (5% return before expenses)	$1,000.00	$1,016.64	1.69%	$8.57
Class C
Actual	$1,000.00	$1,175.60	2.50%	$13.67
Hypothetical (5% return before expenses)	$1,000.00	$1,012.57	2.50%	$12.65
Class I
Actual	$1,000.00	$1,181.20	1.50%	$8.22
Hypothetical (5% return before expenses)	$1,000.00	$1,017.60	1.50%	$7.61
ALPS | Metis Global Micro Cap Fund
Class A
Actual	$1,000.00	$1,073.90	2.10%	$10.95
Hypothetical (5% return before expenses)	$1,000.00	$1,014.58	2.10%	$10.63
Class C
Actual	$1,000.00	$1,068.40	2.70%	$14.04
Hypothetical (5% return before expenses)	$1,000.00	$1,011.56	2.70%	$13.65
Class I
Actual	$1,000.00	$1,074.80	1.70%	$8.87
Hypothetical (5% return before expenses)	$1,000.00	$1,016.59	1.70%	$8.62

2 | October 31, 2016

Disclosure of Fund Expenses

October 31, 2016 (Unaudited)

	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expense Ratio(a)	Expenses Paid During Period May 1, 2016 - October 31, 2016(b)
ALPS | Red Rocks Listed Private Equity Fund
Class A
Actual	$1,000.00	$1,031.10	1.52%	$7.76
Hypothetical (5% return before expenses)	$1,000.00	$1,017.50	1.52%	$7.71
Class C
Actual	$1,000.00	$1,029.00	2.17%	$11.07
Hypothetical (5% return before expenses)	$1,000.00	$1,014.23	2.17%	$10.99
Class I
Actual	$1,000.00	$1,034.00	1.19%	$6.08
Hypothetical (5% return before expenses)	$1,000.00	$1,019.15	1.19%	$6.04
Class R
Actual	$1,000.00	$1,032.00	1.64%	$8.38
Hypothetical (5% return before expenses)	$1,000.00	$1,016.89	1.64%	$8.31
ALPS | Sterling ETF Tactical Rotation Fund
Class A
Actual	$1,000.00	$1,002.20	1.31%	$6.59
Hypothetical (5% return before expenses)	$1,000.00	$1,018.55	1.31%	$6.65
Class C
Actual	$1,000.00	$997.70	2.15%	$10.80
Hypothetical (5% return before expenses)	$1,000.00	$1,014.33	2.15%	$10.89
Class I
Actual	$1,000.00	$1,004.50	1.15%	$5.79
Hypothetical (5% return before expenses)	$1,000.00	$1,019.36	1.15%	$5.84
ALPS | WMC Research Value Fund
Class A
Actual	$1,000.00	$1,029.50	1.15%	$5.87
Hypothetical (5% return before expenses)	$1,000.00	$1,019.36	1.15%	$5.84
Class C
Actual	$1,000.00	$1,025.40	1.90%	$9.67
Hypothetical (5% return before expenses)	$1,000.00	$1,015.58	1.90%	$9.63
Class I
Actual	$1,000.00	$1,030.10	0.90%	$4.59
Hypothetical (5% return before expenses)	$1,000.00	$1,020.61	0.90%	$4.57
Clough China Fund
Class A
Actual	$1,000.00	$1,100.80	1.95%	$10.30
Hypothetical (5% return before expenses)	$1,000.00	$1,015.33	1.95%	$9.88
Class C
Actual	$1,000.00	$1,096.60	2.70%	$14.23
Hypothetical (5% return before expenses)	$1,000.00	$1,011.56	2.70%	$13.65
Class I
Actual	$1,000.00	$1,102.00	1.70%	$8.98
Hypothetical (5% return before expenses)	$1,000.00	$1,016.59	1.70%	$8.62

3 | October 31, 2016

Disclosure of Fund Expenses

October 31, 2016 (Unaudited)

	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expense Ratio(a)	Expenses Paid During Period May 1, 2016 - October 31, 2016(b)
RiverFront Conservative Income Builder Fund
Class A
Actual	$1,000.00	$1,016.80	1.15%	$5.83
Hypothetical (5% return before expenses)	$1,000.00	$1,019.36	1.15%	$5.84
Class C
Actual	$1,000.00	$1,013.50	1.90%	$9.62
Hypothetical (5% return before expenses)	$1,000.00	$1,015.58	1.90%	$9.63
Class I
Actual	$1,000.00	$1,018.60	0.90%	$4.57
Hypothetical (5% return before expenses)	$1,000.00	$1,020.61	0.90%	$4.57
RiverFront Dynamic Equity Income Fund
Class A
Actual	$1,000.00	$1,029.00	1.15%	$5.87
Hypothetical (5% return before expenses)	$1,000.00	$1,019.36	1.15%	$5.84
Class C
Actual	$1,000.00	$1,025.10	1.90%	$9.67
Hypothetical (5% return before expenses)	$1,000.00	$1,015.58	1.90%	$9.63
Class I
Actual	$1,000.00	$1,029.70	0.90%	$4.59
Hypothetical (5% return before expenses)	$1,000.00	$1,020.61	0.90%	$4.57
RiverFront Global Allocation Fund
Class A
Actual	$1,000.00	$1,027.60	1.15%	$5.86
Hypothetical (5% return before expenses)	$1,000.00	$1,019.36	1.15%	$5.84
Class C
Actual	$1,000.00	$1,022.90	1.90%	$9.66
Hypothetical (5% return before expenses)	$1,000.00	$1,015.58	1.90%	$9.63
Class I
Actual	$1,000.00	$1,028.00	0.90%	$4.59
Hypothetical (5% return before expenses)	$1,000.00	$1,020.61	0.90%	$4.57
RiverFront Global Growth Fund
Class A
Actual	$1,000.00	$1,035.20	1.15%	$5.88
Hypothetical (5% return before expenses)	$1,000.00	$1,019.36	1.15%	$5.84
Class C
Actual	$1,000.00	$1,030.50	1.90%	$9.70
Hypothetical (5% return before expenses)	$1,000.00	$1,015.58	1.90%	$9.63
Class I
Actual	$1,000.00	$1,036.40	0.90%	$4.61
Hypothetical (5% return before expenses)	$1,000.00	$1,020.61	0.90%	$4.57
Class L
Actual	$1,000.00	$1,035.70	0.90%	$4.61
Hypothetical (5% return before expenses)	$1,000.00	$1,020.61	0.90%	$4.57
Investor Class
Actual	$1,000.00	$1,035.40	1.15%	$5.88
Hypothetical (5% return before expenses)	$1,000.00	$1,019.36	1.15%	$5.84

4 | October 31, 2016

Disclosure of Fund Expenses

October 31, 2016 (Unaudited)

	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expense Ratio(a)	Expenses Paid During Period May 1, 2016 - October 31, 2016(b)
RiverFront Moderate Growth & Income Fund
Class A
Actual	$1,000.00	$1,022.40	1.15%	$5.85
Hypothetical (5% return before expenses)	$1,000.00	$1,019.36	1.15%	$5.84
Class C
Actual	$1,000.00	$1,018.00	1.90%	$9.64
Hypothetical (5% return before expenses)	$1,000.00	$1,015.58	1.90%	$9.63
Class I
Actual	$1,000.00	$1,023.00	0.90%	$4.58
Hypothetical (5% return before expenses)	$1,000.00	$1,020.61	0.90%	$4.57

(a)	Annualized, based on the Fund's most recent fiscal half year expenses.
(b)
Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), divided by 366.

(c)	Includes expenses of the CoreCommodity Management Cayman Commodity Fund Ltd. (wholly-owned subsidiary), exclusive of the subsidiary's management fee.
(d)	Includes expenses of the Kotak Mauritius Portfolio (wholly-owned subsidiary).

5 | October 31, 2016

ALPS | Alerian MLP Infrastructure Index Fund

Management Commentary	October 31, 2016 (Unaudited)

During the twelve-month period of November 1, 2015 to October 31, 2016 the Alerian MLP Infrastructure Index Fund’s (“Fund”) Class A shares delivered a net return of -0.63% at Net Asset Value. Class A delivered a net return of -6.06% at MOP, Class C was -1.94% with CDSC, and Class I was -0.48%. This compares to the Fund’s index, the Alerian MLP Infrastructure Index (“AMZI”), which fell -7.7% on a price-return and -0.1% on a total-return basis. The difference in performance between the AMZI and the Fund is primarily attributable to the Fund’s operating expenses and the impact of the Fund’s C Corporation tax election.

Top performers in the AMZI during the period include ONEOK Partners (OKS) and DCP Midstream Partners (DPM), both generating over 15% in price return. Laggards during the period include Energy Transfer Partners (ETP) and Shell Midstream Partners (SHLX), both falling over 20%.

Antero Midstream Partners (AM), Boardwalk Pipeline Partners (BWP), Phillips 66 Partners (PSXP), and Tallgrass Energy Partners (TEP) were added to the index during the period. Targa Resource Partners (NGLS) was removed during a special rebalancing due to its merger with Targa Resources Corp (TRGP).

For distributions reflecting the third calendar quarter of 2016, 14 of the 25 constituents in the AMZI increased their distribution, 10 MLPs maintained their distribution, and one MLP lowered its distribution.

After falling 40% from November 1, 2015, the index hit a near-term low on February 11, 2016. Since then, until period end on October 31, 2016, the index recovered over 54%. There has been a marked difference for MLPs over the past year. Capital markets have eased, MLPs have begun announcing organic growth projects again, and the sector even saw its first MLP IPO after a fourteen-month pause. In addition, a handful of major M&A activity has been either announced or completed. Certain areas such as the Permian in West Texas, Marcellus in the Northeast, and SCOOP/STACK plays in Oklahoma continue to see strong producer activity.

Despite the sector turning around since over a year ago, energy infrastructure MLPs and companies are facing new difficulties. While federal agencies have been supportive of the build-out of energy infrastructure, certain state regulatory agencies in the Northeast and East have made the process of securing pipeline customer commitments and/or right of way more difficult for MLPs. Not to mention, environmental protests have weighed on the ability for certain MLPs to proceed with newbuild pipeline construction. As a function of a more challenging build-out environment, not only are existing infrastructure assets now more valuable, the rights of way that come alongside pipelines also have greater value.

Relative to a year ago, the oil market is headed more in the direction towards balancing, but short term volatility is still to be expected. Uncertainty continues to be the enemy of premium valuations. As uncertainty lessens around the direction of commodity prices, MLP access to capital markets, infrastructure growth opportunities, and even the political climate, energy infrastructure MLPs may begin trading more on their fundamentals, and less on sentiment. With the long-term fundamentals for energy infrastructure MLPs to support the domestic supply of energy resources still intact, we continue to believe that MLPs represent a potentially compelling investment opportunity for investors seeking after-tax yield and access to real assets.

The views of the author and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither ALPS Advisors, Inc., Alerian, nor the Fund accept any liability for losses either direct or consequential caused by the use of this information.

Diversification cannot guarantee gain or prevent losses.

ALPS | Alerian MLP Infrastructure Index Fund (NYSE: ALERX) delivers exposure to the Alerian MLP Infrastructure Index (NYSE: AMZI), a capped, float-adjusted, capitalization-weighted composite of energy infrastructure Master Limited Partnerships that earn the majority of their cash flow from the transportation, storage, and processing of energy commodities.

6 | October 31, 2016

ALPS | Alerian MLP Infrastructure Index Fund

Performance Update	October 31, 2016 (Unaudited)

Performance of $10,000 Initial Investment (as of October 31, 2016)
Comparison of change in value of a $10,000 investment (includes maximum sales charges of 5.50%)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of October 31, 2016)

	6 Month	1 Year	3 Year	Since Inception^	Total Expense Ratio	What You Pay*
Class A (NAV)	4.32%	-0.63%	-7.33%	-1.99%	1.78%	1.25%
Class A (MOP)	-1.46%	-6.06%	-9.06%	-3.42%
Class C (NAV)	4.07%	-1.04%	-7.55%	-2.27%	2.38%	1.85%
Class C (CDSC)	3.08%	-1.94%	-7.55%	-2.27%
Class I	4.42%	-0.48%	-7.12%	-1.77%	1.38%	0.85%
Alerian MLP Infrastructure Index[1]	4.96%	-0.11%	-6.12%	1.42%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

Performance less than 1 year is cumulative.

7 | October 31, 2016

ALPS | Alerian MLP Infrastructure Index Fund

Performance Update	October 31, 2016 (Unaudited)

[1]
Alerian MLP Infrastructure Index is comprised of midstream energy Master Limited Partnerships. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.

^	Fund inception date of December 31, 2012.
*	What You Pay reflects the Advisor’s and Sub-Advisor’s decision to contractually limit expenses through February 28, 2017. Please see the prospectus for additional information.

Investments in securities of MLPs involve risks that differ from an investment in common stock. MLPs are controlled by their general partners, which generally have conflicts of interest and limited fiduciary duties to the MLP, which may permit the general partner to favor its own interests over the MLPs. The benefit you are expected to derive from the Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. Therefore, treatment of one or more MLPs as a corporation for federal income tax purposes could affect the Fund’s ability to meet its investment objective and would reduce the amount of cash available to pay or distribute to you. Legislative, judicial, or administrative changes and differing interpretations, possibly on a retroactive basis, could negatively impact the value of an investment in MLPs and therefore the value of your investment in the Fund.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund’s top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Top Ten Holdings (as a % of Net Assets) †

Enterprise Products Partners LP	9.92%
Magellan Midstream Partners LP	9.92%
Energy Transfer Partners LP	9.09%
Plains All American Pipeline LP	8.54%
Williams Partners LP	6.60%
MPLX LP	6.40%
Buckeye Partners LP	6.23%
ONEOK Partners LP	4.65%
Sunoco Logistics Partners LP	4.37%
Enbridge Energy Partners LP	3.93%
Top Ten Holdings	69.65%

†	Holdings are subject to change, and may not reflect the current or future position of the Portfolio. Table presents approximate values only.

Industry Sector Allocation (as a % of Total Investments)

8 | October 31, 2016

ALPS | Alerian MLP Infrastructure Index Fund

Statement of Investments	October 31, 2016

	Shares	Value (Note 2)
MASTER LIMITED PARTNERSHIPS (100.53%)
Gathering & Processing (26.38%)
Oil & Gas (1.45%)
Antero Midstream Partners LP	20,194	$588,453

Pipelines (24.93%)
DCP Midstream Partners LP	27,247	908,688
EnLink Midstream Partners LP	45,929	761,962
MPLX LP	76,525	2,603,381
ONEOK Partners LP	47,614	1,892,180
Western Gas Partners LP	23,440	1,292,716
Williams Partners LP	75,009	2,686,822
		10,145,749

TOTAL GATHERING & PROCESSING		10,734,202

Pipeline Transportation | Natural Gas (28.00%)
Pipelines (continued) (28.00%)
Boardwalk Pipeline Partners LP	37,482	645,065
Energy Transfer Partners LP	105,705	3,697,561
Enterprise Products Partners LP	159,909	4,036,103
EQT Midstream Partners LP	17,665	1,322,578
Spectra Energy Partners LP	21,670	924,009
TC PipeLines LP	14,698	766,648
		11,391,964

TOTAL PIPELINE TRANSPORTATION | NATURAL GAS		11,391,964

Pipeline Transportation | Petroleum (46.15%)
Pipelines (continued) (46.15%)
Buckeye Partners LP	39,307	2,536,874
Enbridge Energy Partners LP	64,920	1,600,278
Genesis Energy LP	30,967	1,081,677
Magellan Midstream Partners LP	60,025	4,035,481
NGL Energy Partners LP	29,024	516,627
NuStar Energy LP	19,392	915,109
Phillips 66 Partners LP	12,922	571,152
Plains All American Pipeline LP	114,401	3,473,214
Shell Midstream Partners LP	26,578	721,061
Sunoco Logistics Partners LP	69,279	1,776,314
Tallgrass Energy Partners LP	12,717	575,190
Tesoro Logistics LP	20,498	978,575
		18,781,552

TOTAL PIPELINE TRANSPORTATION | PETROLEUM		18,781,552

TOTAL MASTER LIMITED PARTNERSHIPS (Cost $36,837,557)		40,907,718

Shares	Value (Note 2)
TOTAL INVESTMENTS (100.53%) (Cost $36,837,557)	$40,907,718

Liabilities In Excess Of Other Assets (-0.53%)	(214,951)

NET ASSETS (100.00%)	$40,692,768

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

9 | October 31, 2016

ALPS | Alerian MLP Infrastructure Index Fund

Statement of Assets and Liabilities	October 31, 2016

ASSETS
Investments, at value	$40,907,718
Receivable for investments sold	323,231
Receivable for shares sold	35,810
Dividends receivable	313,838
Deferred tax asset(a)	–
Receivable due from advisor	8,092
Income tax receivable	6,904
Prepaid expenses and other assets	3,719
Total Assets	41,599,312
LIABILITIES
Franchise tax payable	7,409
Payable for shares redeemed	550,213
Payable due to custodian ‐ overdraft	303,097
Administration and transfer agency fees payable	4,282
Distribution and services fees payable	16,548
Professional fees payable	13,989
Accrued expenses and other liabilities	11,006
Total Liabilities	906,544
NET ASSETS	$40,692,768
NET ASSETS CONSIST OF
Paid‐in capital	$48,370,329
Accumulated net investment loss, net of deferred income taxes	(1,186,085)
Accumulated net realized loss, net of deferred income taxes	(10,558,573)
Net unrealized appreciation, net of deferred income taxes	4,067,097
NET ASSETS	$40,692,768
INVESTMENTS, AT COST	$36,837,557
PRICING OF SHARES
Class A:
Net Asset Value, offering and redemption price per share	$6.90
Net Assets	$11,122,450
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,611,977
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$7.30
Class C:
Net Asset Value, offering and redemption price per share(b)	$6.81
Net Assets	$9,078,114
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,333,153
Class I:
Net Asset Value, offering and redemption price per share	$6.97
Net Assets	$20,492,204
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	2,939,761

(a)	Any net tax benefit was fully offset by a 100% valuation allowance recorded as of October 31, 2016. See Note 4 for additional information.
(b)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's Prospectus.

See Notes to Financial Statements.

10 | October 31, 2016

ALPS | Alerian MLP Infrastructure Index Fund

Statement of Operations	For the Year Ended October 31, 2016

INVESTMENT INCOME
Dividends	$720
Distributions from master limited partnerships	2,640,231
Less return of capital distributions	(2,640,231)
Total Investment Income	720

EXPENSES
Investment advisory fees	237,589
Administrative fees	35,831
Transfer agency fees	940
Distribution and service fees
Class A	33,296
Class C	79,103
Professional fees	96,419
Reports to shareholders and printing fees	4,764
State registration fees	44,780
SEC registration fees	66
Insurance fees	286
Franchise tax expenses	5,409
Custody fees	15,292
Trustees' fees and expenses	898
Miscellaneous expenses	20,032
Total Expenses	574,705
Less fees waived/reimbursed by investment advisor (Note 8)
Class A	(46,940)
Class C	(39,470)
Class I	(82,786)
Net Expenses	405,509
Net Investment Loss, before deferred income taxes	(404,789)
Income tax benefit	–
Net Investment Loss, net of deferred income taxes	(404,789)

REALIZED AND UNREALIZED GAIN/(LOSS)
Net realized loss on investments, before deferred income taxes	(8,137,420)
Income tax benefit	–
Net Realized Loss on investments, net of deferred income taxes	(8,137,420)

Net change in unrealized appreciation on investment, before deferred income taxes	8,857,590
Income tax benefit	–
Net Change in Unrealized Appreciation on Investments, net of deferred income taxes	8,857,590
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS, NET OF DEFERRED INCOME TAXES	720,170
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$315,381

See Notes to Financial Statements.

11 | October 31, 2016

ALPS | Alerian MLP Infrastructure Index Fund

Statements of Changes in Net Assets

	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
OPERATIONS
Net investment loss, net of deferred income taxes	$(404,789)	$(489,210)
Net realized loss on investments, net of deferred income taxes	(8,137,420)	(2,052,229)
Net change in unrealized appreciation/(depreciation) on investments, net of deferred income taxes	8,857,590	(7,014,615)
Net Increase/(Decrease) in Net Assets Resulting from Operations	315,381	(9,556,054)

DISTRIBUTIONS
Distributions to shareholders from net investment income
Class A	(35,289)	(4,150)
Class C	(29,661)	(2,627)
Class I	(64,431)	(1,614)
Distributions to shareholders from tax return of capital
Class A	(821,410)	(1,160,636)
Class C	(690,411)	(734,478)
Class I	(1,499,725)	(451,330)
Net Decrease in Net Assets from Distributions	(3,140,927)	(2,354,835)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class A	9,184,684	12,474,282
Class C	4,730,039	8,002,639
Class I	19,959,806	7,103,832
Distributions reinvested
Class A	783,421	1,105,212
Class C	705,911	721,890
Class I	1,469,292	448,126
Shares redeemed, net of redemption fees
Class A	(12,504,205)	(4,057,509)
Class C	(3,582,134)	(3,615,264)
Class I	(4,384,484)	(7,165,800)
Net Increase in Net Assets Derived from Beneficial Interest Transactions	16,362,330	15,017,408

Net increase in net assets	13,536,784	3,106,519

NET ASSETS
Beginning of year	27,155,984	24,049,465
End of year *	$40,692,768	$27,155,984
*Including accumulated net investment loss, net of deferred income taxes, of:	$(1,186,085)	$(651,915)

See Notes to Financial Statements.

12 | October 31, 2016

ALPS | Alerian MLP Infrastructure Index Fund – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015		For the Fiscal Period Ended October 31, 2014 (a)		For the Year Ended April 30, 2014	For the Period January 2, 2013 (Commencement) to April 30, 2013
Net asset value, beginning of period	$7.60		$11.32		$11.23		$11.10	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.08)		(0.15)		(0.05)		(0.09)	(0.03)
Net realized and unrealized gain/(loss)	(0.02)		(2.83)		0.67		0.90	1.29
Total from investment operations	(0.10)		(2.98)		0.62		0.81	1.26

DISTRIBUTIONS:
From net investment income	(0.02)		(0.00	)(c)	(0.03)		(0.36)	–
From tax return of capital	(0.58)		(0.74)		(0.50)		(0.32)	(0.16)
Total distributions	(0.60)		(0.74)		(0.53)		(0.68)	(0.16)

REDEMPTION FEES ADDED TO PAID‐IN CAPITAL (NOTE 6)	0.00	(c)	–		–		–	–
Net increase/(decrease) in net asset value	(0.70)		(3.72)		0.09		0.13	1.10
Net asset value, end of year	$6.90		$7.60		$11.32		$11.23	$11.10
TOTAL RETURN(d)	(0.63)%		(27.23)%		5.61%		7.59%	12.68%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$11,122		$14,393		$10,619		$8,223	$928

Ratio of expenses to average net assets before waivers, franchise tax expense and income tax expense/benefit	1.71%		1.77%		2.20	%(e)	3.09%	5.51	%(e)(f)
Ratio of expense waivers to average net assets	(0.50%)		(0.53%)		(0.97	%)(e)	(1.84%)	(4.26	%)(e)(f)
Ratio of expenses to average net assets net of waivers before franchise tax expense and income tax expense/benefit	1.21	%(g)	1.24	%(g)	1.23	%(e)(g)	1.25%	1.25	%(e)(f)
Ratio of franchise tax expense and income tax expense/(benefit) to average net assets(h)	(0.02%)		(4.03%)		4.49	%(e)	5.38%	20.55	%(e)
Ratio of total expenses to average net assets	1.19%		(2.79%)		5.72	%(e)	6.63%	21.80	%(e)

Ratio of investment loss to average net assets before waivers, franchise tax expense and income tax expense/benefit	(1.71%)		(1.77%)		(2.20	%)(e)	(3.09%)	(5.51	%)(e)(f)
Ratio of expense waivers to average net assets	(0.50%)		(0.53%)		(0.97	%)(e)	(1.84%)	(4.26	%)(e)(f)
Ratio of investment loss to average net assets net of waivers before franchise tax expense and income tax expense/benefit	(1.21	%)(g)	(1.24	%)(g)	(1.23	%)(e)(g)	(1.25%)	(1.25	%)(e)(f)
Ratio of franchise tax expense and income tax (expense)/benefit to average net assets(i)	(0.02%)		(0.34%)		0.43	%(e)	0.43%	0.40	%(e)
Ratio of net investment loss to average net assets	(1.23%)		(1.58%)		(0.80	%)(e)	(0.82%)	(0.85	%)(e)

Portfolio turnover rate(j)	63%		52%		7%		63%	3%

See Notes to Financial Statements.

13 | October 31, 2016

ALPS | Alerian MLP Infrastructure Index Fund – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)
Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(e)	Annualized.
(f)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.
(g)
According to the Fund's shareholder services plan with respect to the Fund's Class A shares, any amount of such payment not paid during the Fund's fiscal year for such service activities shall be reimbursed to the Fund as soon as practical after the end of the fiscal year. Fees were reimbursed to the Fund during the period ended October 31, 2016, October 31, 2015 and October 31, 2014, for the prior fiscal year in the amount of 0.04%, 0.01% and 0.02% (annualized) of average net assets of Class A shares respectively.

(h)	Adjustment for income tax expense estimate for the ratio calculation is derived from the net investment loss, and realized and unrealized gains/losses.
(i)	Adjustment for income tax benefit for the ratio calculation is derived from net investment loss only.
(j)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

14 | October 31, 2016

ALPS | Alerian MLP Infrastructure Index Fund – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015		For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014	For the Period January 2, 2013 (Commencement) to April 30, 2013
Net asset value, beginning of period	$7.54	$11.23		$11.17		$11.09	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.12)	(0.22)		(0.07)		(0.13)	(0.05)
Net realized and unrealized gain/(loss)	(0.01)	(2.73)		0.66		0.89	1.30
Total from investment operations	(0.13)	(2.95)		0.59		0.76	1.25

DISTRIBUTIONS:
From net investment income	(0.02)	(0.00	)(c)	(0.08)		(0.35)	–
From tax return of capital	(0.58)	(0.74)		(0.45)		(0.33)	(0.16)
Total distributions	(0.60)	(0.74)		(0.53)		(0.68)	(0.16)

Net increase/(decrease) in net asset value	(0.73)	(3.69)		0.06		0.08	1.09
Net asset value, end of year	$6.81	$7.54		$11.23		$11.17	$11.09
TOTAL RETURN(d)	(1.04)%	(27.18)%		5.37%		7.13%	12.58%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$9,078	$8,291		$6,773		$3,429	$563

Ratio of expenses to average net assets before waivers, franchise tax expense and income tax expense/benefit	2.35%	2.38%		2.82	%(e)	3.71%	7.01	%(e)(f)
Ratio of expense waivers to average net assets	(0.50%)	(0.53%)		(0.97	%)(e)	(1.86%)	(5.16	%)(e)(f)
Ratio of expenses to average net assets net of waivers before franchise tax expense and income tax expense/benefit	1.85%	1.85%		1.85	%(e)	1.85%	1.85	%(e)(f)
Ratio of franchise tax expense and income tax expense/(benefit) to average net assets(g)	(0.02%)	(4.09%)		4.27	%(e)	5.16%	20.55	%(e)
Ratio of total expenses to average net assets	1.83%	(2.24%)		6.12	%(e)	7.01%	22.40	%(e)

Ratio of investment loss to average net assets before waivers, franchise tax expense and income tax expense/benefit	(2.35%)	(2.38%)		(2.82	%)(e)	(3.71%)	(7.01	%)(e)(f)
Ratio of expense waivers to average net assets	(0.50%)	(0.53%)		(0.97	%)(e)	(1.86%)	(5.16	%)(e)(f)
Ratio of investment loss to average net assets net of waivers before franchise tax expense and income tax expense/benefit	(1.85%)	(1.85%)		(1.85	%)(e)	(1.85%)	(1.85	%)(e)(f)
Ratio of franchise tax expense and income tax (expense)/benefit to average net assets(h)	(0.02%)	(0.40%)		0.65	%(e)	0.65%	0.40	%(e)
Ratio of net investment loss to average net assets	(1.87%)	(2.25%)		(1.20	%)(e)	(1.20%)	(1.45	%)(e)

Portfolio turnover rate(i)	63%	52%		7%		63%	3%

See Notes to Financial Statements.

15 | October 31, 2016

ALPS | Alerian MLP Infrastructure Index Fund – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)
Total returns are for the period indicated and have not been annualized.  Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Returns shown exclude any applicable sales charges.

(e)	Annualized.
(f)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.
(g)	Adjustment for income tax expense estimate for the ratio calculation is derived from the net investment loss, and realized and unrealized gains/losses.
(h)	Adjustment for income tax benefit for the ratio calculation is derived from net investment loss only.
(i)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

16 | October 31, 2016

ALPS | Alerian MLP Infrastructure Index Fund – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015		For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014	For the Period January 2, 2013 (Commencement) to April 30, 2013
Net asset value, beginning of period	$7.66	$11.36		$11.25		$11.11	$10.00

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(b)	(0.06)	(0.11)		(0.03)		(0.06)	(0.02)
Net realized and unrealized gain/(loss)	(0.03)	(2.85)		0.67		0.88	1.29
Total from investment operations	(0.09)	(2.96)		0.64		0.82	1.27

DISTRIBUTIONS:
From net investment income	(0.02)	(0.00	)(c)	(0.04)		(0.27)	–
From tax return of capital	(0.58)	(0.74)		(0.49)		(0.41)	(0.16)
Total distributions	(0.60)	(0.74)		(0.53)		(0.68)	(0.16)

Net increase/(decrease) in net asset value	(0.69)	(3.70)		0.11		0.14	1.11
Net asset value, end of year	$6.97	$7.66		$11.36		$11.25	$11.11
TOTAL RETURN(d)	(0.48)%	(26.95)%		5.78%		7.68%	12.78%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$20,492	$4,472		$6,658		$1,507	$2,256

Ratio of expenses to average net assets before waivers, franchise tax expense and income tax expense/benefit	1.35%	1.38%		1.81	%(e)	3.03%	6.01	%(e)(f)
Ratio of expense waivers to average net assets	(0.50%)	(0.53%)		(0.96	%)(e)	(2.18%)	(5.16	%)(e)(f)
Ratio of expenses to average net assets net of waivers before franchise tax expense and income tax expense/benefit	0.85%	0.85%		0.85	%(e)	0.85%	0.85	%(e)(f)
Ratio of franchise tax expense and income tax expense/(benefit) to average net assets(g)	(0.02%)	(3.92%)		4.63	%(e)	5.53%	20.55	%(e)
Ratio of total expenses to average net assets	0.83%	(3.07%)		5.48	%(e)	6.38%	21.40	%(e)

Ratio of investment loss to average net assets before waivers, franchise tax expense and income tax expense/benefit	(1.35%)	(1.38%)		(1.81	%)(e)	(3.03%)	(6.01	%)(e)(f)
Ratio of expense waivers to average net assets	(0.50%)	(0.53%)		(0.96	%)(e)	(2.18%)	(5.16	%)(e)(f)
Ratio of investment loss to average net assets net of waivers before franchise tax expense and income tax expense/benefit	(0.85%)	(0.85%)		(0.85	%)(e)	(0.85%)	(0.85	%)(e)(f)
Ratio of franchise tax expense and income tax (expense)/benefit to average net assets(h)	(0.02%)	(0.23%)		0.28	%(e)	0.29%	0.40	%(e)
Ratio of net investment loss to average net assets	(0.87%)	(1.08%)		(0.57	%)(e)	(0.56%)	(0.45	%)(e)

Portfolio turnover rate(i)	63%	52%		7%		63%	3%

See Notes to Financial Statements.

17 | October 31, 2016

ALPS | Alerian MLP Infrastructure Index Fund – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)
Total returns are for the period indicated and have not been annualized.  Total returns would have been lower had certain expenses not been waived during the period.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Annualized.
(f)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.
(g)	Adjustment for income tax expense estimate for the ratio calculation is derived from the net investment loss, and realized and unrealized gains/losses.
(h)	Adjustment for income tax benefit for the ratio calculation is derived from net investment loss only.
(i)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

18 | October 31, 2016

ALPS | CoreCommodity Management
CompleteCommodities® Strategy Fund

Management Commentary	October 31, 2016 (Unaudited)

The twelve month period ending on October 31, 2016 produced modestly negative returns for commodities, as measured by the diversified Bloomberg Commodities Total Return Index, down (2.62%). On the other hand, commodity equities appreciated during the period, up 13.62% as measured by the Standard and Poor’s Global Natural Resources Net Total Return Index. Commodity equities outperformed the broader Standard & Poor’s 500 Total Return Index for the period which posted 4.51% gains. The ALPS CoreCommodity Complete Commodities Strategy Fund (JCRIX) delivered a net positive return of 2.24% (JCRAX was -3.70% at MOP and JCRCX was up +0.29% with CDSC).

The Fund outperformed its benchmark, the Bloomberg Commodity Total Return Index, by 485 basis points, net of expenses, during this period (measured against the performance of the “I” shares). The Fund employs a strategy that combines an actively managed portfolio of commodity futures related exposure (collateralized by Treasury Inflation Protected Securities – TIPS), commodity equities, and physical commodity ETF’s. At the end of October, the Fund allocated approximately 72% of its assets toward commodity futures related investments and approximately 28% of its assets in commodity equities. The Fund was more than 99% invested at the end of the period.

Commodity futures prices struggled throughout the last twelve month period. As mentioned previously, the Bloomberg Commodity Total Return Index (BCOMTR) slipped by just (2.62%) for the year ending October 30, 2016. Energy prices were amongst the most notable detractors from performance in the time frame. The corrosive effects of contango were evident in both crude oil and natural gas. Contango is defined as the variable cost of rolling futures price exposure from active month to the next contract. Costs include storage, insurance, interest charges, transportation, etc. They contribute to the changeable amount of contango the futures are subjected to. For the trailing twelve months, energy prices declined by (18.22%), as measured by the Bloomberg Commodity Index Energy Sub-Index Total Return. We observed crude oil prices bottoming in the early part of Q1 2016 as West Texas Intermediate (WTI) approached $26/barrel. Rational producer response has taken portions of crude oil production offline and more than $1.1 trillion in capital expenditures have been deferred or cancelled. Natural gas has experienced similar evaluations. We feel that the energy sector is in the early stages of what may be a more sustained price recovery.

Livestock prices also declined for the year ending in October 2016. Cattle prices fell (27.09%) while hog prices dropped (19.08%). Benign weather and nearly ideal feeding situations led to a significant decline in herd losses and increased the animal weights. More supply weighed on prices.

Grain price performance was mixed for the 12 months ending in October. Soybean prices rose 14.23%. Weather inconsistencies in South America led to higher prices. On the other hand, calmer conditions prevailed for most of the primary growing regions for corn and wheat. Yields were high and harvests exceeded expectations. Corn prices declined (7.19%) for the year and wheat fell by (20.26%).
Precious metal prices produced gains for the year. Despite a modest increase in the price of the US Dollar which can sometimes impede precious metal prices from advancing, gold rose 11.54% while silver added 14.32%. Continued geo-political tension prevailed in many parts of the world. The so-called “Brexit” vote to separate the United Kingdom from the European Union surprised many observers and provided a boost to precious metals.

Industrial metals produced a mixed result for the year. Copper prices slid by (4.85%). Lackluster global GDP growth translated into decelerating copper demand. Meanwhile, producer response in aluminum and nickel helped to support and raise prices for the 12 month period. Aluminum climbed 18.31% while nickel advanced by 4.05%. Marginal production and fabrication facilities were idled to stem losses suffered by protracted low prices.

The best performing sector within the Fund was in the “soft” commodity area. Orange juice prices led all commodities with a 59.74 percent year-over-year advance. Insect infestation and disease curtailed crops especially in Florida. Sugar prices jumped by 48.55%. Poor crops in Southeast Asia and Brazil pressured the supply side. Coffee prices benefitted from difficult conditions in Brazil and Vietnam. Coffee was up 35.72%. Cotton prices bounced from last year, up 8.75%. The only commodity in the “soft” category which did not move higher was cocoa. Ample supplies, mainly from the key growing regions of Africa, pressured cocoa prices lower, down (16.08%) for the year.

At the close of October 2016, the Fund maintained a slight overweight bias toward energy and precious metals while the agricultural sector was underweighted by similar amounts. We kept the weighting of our industrial metals at or very close to our neutral weighting within the portfolio. Roughly, we allocated 42% toward energy, 36% in agriculture, 13% in industrial metals, and 9% in precious metals.

The US Dollar strengthened modestly during the year ending in October, up 1.54% as measured by the US Dollar Index (DXY). Since most commodities are priced in Dollars, commodity prices tend to be inversely related to Dollar moves. Because of this tendency, the positive results for many commodities this year is particularly noteworthy. Our opinion is that commodity supply/demand fundamentals are becoming more important than contributing factors including the strength of the US Dollar or interest rates.

The Fund’s top equity holdings at the end of October 2016 included Yara International (YAR NO) (19.94%) YTD, Cal-Maine Foods (CALM) (14.55%) YTD, Sanderson Farms Inc (SAFM) 18.46% YTD, Monsanto (MON) 4.61% YTD, CIA  Saneamento Basico De-ADR (SBS) 131.13% YTD, Marine Harvest NO (MHG NO) 31.55 % YTD, Hormel Foods Corp. (HRL) (1.55%) YTD, Inpex Corp (1605 JP) (15.12%) YTD, Sociedad Quimica Minera de Chile (SQM) 58.63% YTD, Syngenta (SYNN VX) +3.69%YTD

U.S. Treasury Inflation Protected Bonds or TIPS and nominal US Treasuries are held by the fund to invest excess cash and as collateral for commodity futures related investments held in our Cayman Island subsidiary. Nominal yields on the benchmark 10 year note were at 2.14% at the end of October 2015 and ended the twelve month period lower, 1.83%. Committee members of the FOMC, including Chair Yellen, have recently voiced their desire to begin to raise and to attempt to normalize interest rates, if certain data justifies the move. We believe we may be nearing the end of what has been a significant multi-year rally in US treasury prices. As a result, we continue to invest in TIPS with limited duration exposure. At the end of October, our weighted average maturity was approximately 0.9 years in our TIPS and nominal US Treasury portfolio.

19 | October 31, 2016

ALPS | CoreCommodity Management
CompleteCommodities® Strategy Fund

Management Commentary	October 31, 2016 (Unaudited)

We strongly believe that the long term fundamental drivers of commodity demand and ultimately higher prices are still in place. Population growth is likely to remain unabated regardless of the economic environment in the US and Europe. A billion more people are likely to be added to the world population over the next decade or so. The trend of wealth distribution is tipping toward the developing world as those economies grow at faster rates relative to the slow or negative growth occurring in the developed countries. The improving global quality of life is contributing to ever increasing demand for raw materials and food. Incremental gains in disposable income in the developing nations have led to competition for the commodities needed for more complex and costly lifestyles.

The recent significant decline in prices of many commodities has resulted in serious curtailment of capital expenditures of global sovereign and corporate producers. Profits for these producers have been dramatically reduced and in some cases prices do not support marginal or ongoing operations. As a result, future supplies may be negatively impacted. In a world with limited supplies of food, fuel, building materials, and other necessities of life, price may become the ultimate allocator of these commodities. Additionally, the aggressively accommodative central bank monetary policies recently announced coupled with measures already in place globally are likely to make commodities and other real assets more attractive over time as currencies, including the US Dollar, may decline in value.

Robert Hyman
Portfolio Manager

The Bloomberg Commodity Spot Index (BCOMSP) measures the price movements of commodities included in the Bloomberg CI and select subindexes. It does not account for the effects of rolling futures contracts or the costs associated with holding physical commodities.

The Standard & Poor’s Global Natural Resources Index includes 90 of the largest publicly-traded companies in natural resources and commodities businesses that meet specific investability requirements, offering investors diversified and investable equity exposure across 3 primary commodity-related sectors: agribusiness, energy, and metals & mining.

The Standard & Poor’s 500® Index is a composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices which does not reflect any deduction for fees, expenses, or taxes.

An investor may not invest directly in an index.
The views of the author and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither ALPS Advisors, Inc., CoreCommodity Management, LLC, nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

Diversification cannot guarantee gain or prevent losses.

20 | October 31, 2016

ALPS | CoreCommodity Management
CompleteCommodities® Strategy Fund

Performance Update	October 31, 2016 (Unaudited)

Performance of $10,000 Initial Investment (as of October 31, 2016)
Comparison of change in value of a $10,000 investment (includes maximum sales charges of 5.50%)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of October 31, 2016)

	6 Month	1 Year	3 Year	5 Year	Since Inception^	Total Expense Ratio	What You Pay*
Class A (NAV)	0.55%	1.96%	-10.39%	-8.51%	-2.78%	1.47%	1.45%
Class A (MOP)	-4.95%	-3.70%	-12.06%	-9.55%	-3.64%
Class C (NAV)	0.28%	1.29%	-10.94%	-9.09%	-3.35%	2.07%	2.05%
Class C (CDSC)	-0.72%	0.29%	-10.94%	-9.09%	-3.35%
Class I	0.83%	2.24%	-10.08%	-8.23%	-2.48%	1.17%	1.15%
TR/CC CRB Total Return Index[1]	1.06%	-4.50%	-12.38%	-10.16%	-4.81%
Bloomberg Commodity TR Index[1]	-0.57%	-2.62%	-12.05%	-10.61%	-5.74%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million. The Fund imposes a 2.00% redemption fee on shares held for less than 30 days.

Performance less than 1 year is cumulative.

21 | October 31, 2016

ALPS | CoreCommodity Management
CompleteCommodities® Strategy Fund

Performance Update	October 31, 2016 (Unaudited)

[1]
Thomson Reuters/CC CRB Total Return Index and the Bloomberg Commodity TR Index (formerly the Dow Jones-UBS Commodity Index) are unmanaged indices used as a measurement of change in commodity market conditions based on the performance of a basket of different commodities. Each index is composed of a different basket of commodities, a different weighting of the commodities in the basket, and a different re-balancing schedule. The indices are not actively managed and do not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

^	Fund Inception date of June 29, 2010.
*	What You Pay reflects the Advisor’s decision to contractually limit expenses through February 28, 2017. Please see the prospectus for additional information.

Investments in securities of MLPs involve risks that differ from an investment in common stock. MLPs are controlled by their general partners, which generally have conflicts of interest and limited fiduciary duties to the MLP, which may permit the general partner to favor its own interests over the MLPs. The benefit you are expected to derive from the Fund’s investment in MLPs depends largely on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no federal income tax liability at the entity level. Therefore, treatment of one or more MLPs as a corporation for federal income tax purposes could affect the Fund’s ability to meet its investment objective and would reduce the amount of cash available to pay or distribute to you. Legislative, judicial, or administrative changes and differing interpretations, possibly on a retroactive basis, could negatively impact the value of an investment in MLPs and therefore the value of your investment in the Fund.

Investing in commodity-related securities involves risk and considerations not present when investing in more conventional securities. The Fund may be more susceptible to high volatility of commodity markets.

Derivatives generally are more sensitive to changes in economic or market conditions than other types of investments; this could result in losses that significantly exceed the Fund's original investment.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors, and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Asset Type Allocation (as a % of Net Assets)†

Government Bonds	62.95%
Common Stocks	27.44%
Master Limited Partnerships	0.22%
Warrants	0.00%
Short Term Investments and Other Assets	9.39%
Total	100.00%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents approximate values only.

22 | October 31, 2016

ALPS | CoreCommodity Management
CompleteCommodities® Strategy Fund

Consolidated Statement of Investments	October 31, 2016

	Shares	Value (Note 2)
COMMON STOCKS (27.44%)
Argentina (0.17%)
Adecoagro SA(a)	42,714	$469,854
YPF SA, Sponsored ADR	21,316	378,572
		848,426

Australia (1.25%)
Alumina, Ltd.	306,469	368,347
BHP Billiton, Ltd.	3,582	62,862
BlueScope Steel, Ltd.	27,028	160,370
Fortescue Metals Group, Ltd.	71,255	298,120
GrainCorp, Ltd., Class A	65,827	420,627
Iluka Resources, Ltd.	60,429	265,237
Incitec Pivot, Ltd.	199,218	447,058
Independence Group NL	77,396	250,219
Newcrest Mining, Ltd.	2,493	42,783
Northern Star Resources, Ltd.	104,622	331,077
Nufarm, Ltd.	97,624	657,966
Oil Search, Ltd.	8,556	43,347
OZ Minerals, Ltd.	79,710	406,257
Regis Resources, Ltd.	42,843	105,920
Rio Tinto, Ltd.	15,101	622,383
South32, Ltd.	276,844	541,230
St Barbara, Ltd.(a)	119,176	238,428
Woodside Petroleum, Ltd.	47,197	1,018,561
		6,280,792

Austria (0.15%)
OMV AG	15,986	499,697
Voestalpine AG	6,748	238,748
		738,445

Bermuda (0.10%)
Kosmos Energy, Ltd.(a)	67,844	353,468
Nabors Industries, Ltd.	11,916	141,800
		495,268

Brazil (0.78%)
BRF SA, ADR	83,747	1,400,250
Cia de Saneamento Basico do Estado de Sao Paulo, ADR	210,386	2,213,260
Vale SA, Sponsored ADR	42,979	297,415
		3,910,925

Canada (4.02%)
Advantage Oil & Gas, Ltd.(a)	35,400	238,850
Agnico‐Eagle Mines, Ltd.	8,624	438,099
Agrium, Inc.	3,115	286,019
Alamos Gold, Inc., Class A	25,182	197,679
ARC Resources, Ltd.	40,787	692,403
Barrick Gold Corp.	5,870	103,253
Baytex Energy Corp.(a)	74,800	287,757
Birchcliff Energy, Ltd.(a)	25,600	162,994
Cameco Corp.	27,826	214,260
Canadian Natural Resources, Ltd.	14,848	470,830
Canadian Solar, Inc.(a)	2,763	39,898
	Shares	Value (Note 2)
Canada (continued)
Cenovus Energy, Inc.	83,500	$1,204,595
Centerra Gold, Inc.	106,000	535,809
Crescent Point Energy Corp.	75,078	893,906
Dominion Diamond Corp.	21,401	182,123
Eldorado Gold Corp.(a)	20,618	65,153
Encana Corp.	8,286	79,048
Enerplus Corp.	54,700	368,255
Ensign Energy Services, Inc.	27,700	167,071
First Majestic Silver Corp.(a)	8,644	69,584
First Quantum Minerals, Ltd.	43,300	411,274
Franco‐Nevada Corp.	506	33,123
Freehold Royalties, Ltd.	22,900	215,120
Goldcorp, Inc.	23,499	357,185
Guyana Goldfields, Inc.(a)	10,300	60,588
HudBay Minerals, Inc.	38,900	163,860
Husky Energy, Inc.(a)	66,913	719,865
IAMGOLD Corp.(a)	77,368	310,246
Imperial Oil, Ltd.	25,700	833,482
Kirkland Lake Gold, Inc.(a)	9,200	63,789
Lundin Mining Corp.(a)	50,600	198,054
Mullen Group, Ltd.	20,800	288,282
New Gold, Inc.(a)	47,087	186,465
OceanaGold Corp.	160,500	490,606
Osisko Gold Royalties, Ltd.	29,369	309,170
Parex Resources, Inc.(a)	43,000	494,662
Pason Systems, Inc.	13,400	152,352
Peyto Exploration & Development Corp.	34,600	888,926
Potash Corp. of Saskatchewan, Inc.	5,216	84,916
PrairieSky Royalty, Ltd.	18,136	394,416
Precision Drilling Corp.	89,606	398,747
Pretium Resources, Inc.(a)	28,723	281,198
Raging River Exploration, Inc.(a)	83,800	671,625
Secure Energy Services, Inc.	42,200	258,618
SEMAFO, Inc.(a)	124,800	489,412
Seven Generations Energy, Ltd., Class A(a)	20,800	443,510
ShawCor, Ltd.	12,700	317,666
Silver Standard Resources, Inc.(a)	7,693	84,315
Silver Wheaton Corp.	7,341	176,992
Suncor Energy, Inc.	22,430	673,084
Tahoe Resources, Inc.	1,300	15,585
TORC Oil & Gas, Ltd.	40,900	231,440
Tourmaline Oil Corp.(a)	23,600	618,460
Turquoise Hill Resources, Ltd.(a)	71,705	222,286
Vermilion Energy, Inc.	30,800	1,207,842
Whitecap Resources, Inc.	74,400	594,623
Yamana Gold, Inc.	16,330	58,135
		20,097,505

Chile (0.34%)
Sociedad Quimica y Minera de Chile SA, Sponsored ADR	58,982	1,725,813

23 | October 31, 2016

ALPS | CoreCommodity Management
CompleteCommodities® Strategy Fund

Consolidated Statement of Investments	October 31, 2016

	Shares	Value (Note 2)
China (0.40%)
China Petroleum & Chemical Corp., Class H	528,358	$384,914
CNOOC, Ltd., Sponsored ADR	10,234	1,284,163
PetroChina Co., Ltd., ADR	4,087	276,813
Trina Solar, Ltd., Sponsored ADR(a)	3,830	39,755
		1,985,645

Colombia (0.13%)
Ecopetrol SA, Sponsored ADR(a)	76,906	668,313

Denmark (0.05%)
FLSmidth & Co. A/S	6,011	218,411
Vestas Wind Systems A/S	500	40,106
		258,517

Finland (0.14%)
Kemira OYJ	14,463	172,422
Outokumpu OYJ(a)	47,601	331,813
Outotec OYJ(a)	43,438	189,210
		693,445

France (0.11%)
TOTAL SA, Sponsored ADR	12,028	574,217

Germany (0.36%)
Aurubis AG	2,871	149,356
K+S AG	63,862	1,292,027
Salzgitter AG	10,429	342,308
SMA Solar Technology AG	1,556	39,918
		1,823,609

Great Britain (0.24%)
Amec Foster Wheeler PLC	48,174	263,692
Ensco PLC, Class A	9,480	74,134
John Wood Group PLC	38,450	361,912
Royal Dutch Shell PLC, Class A, Sponsored ADR	5,456	271,763
Royal Dutch Shell PLC, Class B	7,957	205,988
		1,177,489

Israel (0.01%)
SolarEdge Technologies, Inc.(a)	3,015	41,306

Italy (0.04%)
Eni SpA, Sponsored ADR	6,695	194,691

Japan (2.63%)
Daido Steel Co., Ltd.	46,000	195,633
GS Yuasa Corp.	85,000	367,979
Hitachi Metals, Ltd.	59,400	743,137
Inpex Corp.	190,433	1,789,747
Japan Petroleum Exploration Co., Ltd.	10,600	233,186
Kubota Corp.	69,800	1,127,835
Kurita Water Industries, Ltd.	55,816	1,323,689
	Shares	Value (Note 2)
Japan (continued)
Maruichi Steel Tube, Ltd.	7,700	$248,541
Megmilk Snow Brand Co., Ltd.	26,200	913,140
Mitsubishi Materials Corp.	16,600	477,248
Nihon Nohyaku Co., Ltd.	171,800	940,338
Nippon Light Metal Holdings Co., Ltd.	156,900	357,577
Nippon Steel & Sumitomo Metal Corp.	33,400	661,981
Nippon Suisan Kaisha, Ltd.	161,500	777,701
Nisshin Steel Co., Ltd.	29,000	385,763
Osaka Titanium Technologies Co., Ltd.(a)	8,500	114,041
Sakata Seed Corp.	8,700	250,954
Sumitomo Forestry Co., Ltd.	57,259	799,344
Sumitomo Metal Mining Co., Ltd.	53,000	687,074
Toho Titanium Co., Ltd.	16,600	110,962
Tokyo Steel Manufacturing Co., Ltd.	69,700	483,188
Yamato Kogyo Co., Ltd.	6,700	188,919
		13,177,977

Jersey (0.08%)
Petrofac, Ltd.	12,709	125,458
Randgold Resources, Ltd., ADR	2,883	255,808
		381,266

Luxembourg (0.46%)
APERAM SA	9,087	412,926
ArcelorMittal(a)	82,887	558,492
Subsea 7 SA(a)	41,346	463,884
Tenaris SA, ADR	14,101	397,648
Ternium SA, Sponsored ADR	20,283	484,967
		2,317,917

Mexico (0.18%)
Grupo Lala SAB de CV	286,300	532,429
Grupo Mexico SAB de CV, Series B	101,283	$248,639
Industrias Penoles SAB de CV	4,967	120,161
		901,229

Netherlands (0.51%)
Core Laboratories N.V.	9,180	890,184
Frank's International N.V.	36,103	406,159
Fugro N.V.(a)	9,795	175,050
OCI N.V.(a)	56,682	787,117
SBM Offshore N.V.	21,375	307,032
		2,565,542

Norway (1.92%)
Bakkafrost P/F	16,496	691,996
DNO ASA(a)	295,286	253,030
Leroy Seafood Group ASA	5,585	295,326
Marine Harvest ASA	116,099	2,106,331
Norsk Hydro ASA	142,748	638,382
Salmar ASA	7,169	232,709

24 | October 31, 2016

ALPS | CoreCommodity Management
CompleteCommodities® Strategy Fund

Consolidated Statement of Investments	October 31, 2016

	Shares	Value (Note 2)
Norway (continued)
Statoil ASA	80,887	$1,325,543
TGS Nopec Geophysical Co. ASA	35,976	729,330
Yara International ASA	94,184	3,328,561
		9,601,208

Peru (0.01%)
Cia de Minas Buenaventura SAA, ADR(a)	3,634	48,296

Russia (0.03%)
PhosAgro PJSC, GDR(b)	10,953	135,817

Singapore (0.29%)
First Resources, Ltd.	102,200	133,696
InterOil Corp.(a)	7,363	365,352
Wilmar International, Ltd.	393,961	937,294
		1,436,342

South Africa (0.23%)
Gold Fields, Ltd., Sponsored ADR	9,187	38,126
Harmony Gold Mining Co., Ltd., Sponsored ADR	85,537	271,152
Impala Platinum Holdings, Ltd.(a)	40,468	162,667
Sasol, Ltd.	13,813	383,563
Sibanye Gold, Ltd., Sponsored ADR	28,449	318,629
		1,174,137

South Korea (0.10%)
POSCO, Sponsored ADR	9,804	509,318

Spain (0.08%)
Acerinox SA	32,019	394,370

Sweden (0.22%)
Boliden AB	16,984	393,567
Holmen AB, B Shares	8,912	305,087
Lundin Petroleum AB(a)	16,470	296,316
SSAB AB, A Shares(a)	41,117	130,332
		1,125,302

Switzerland (0.46%)
Noble Corp. PLC	62,588	309,185
Syngenta AG	4,200	1,679,066
Transocean, Ltd.(a)	23,836	229,064
Weatherford International, Ltd.(a)	20,498	98,800
		2,316,115

United Kingdom (0.50%)
Antofagasta PLC	49,329	327,857
BP PLC, Sponsored ADR	21,309	757,535
Severn Trent PLC	23,599	672,447
United Utilities Group PLC	64,416	741,145
		2,498,984
	Shares	Value (Note 2)
United States (11.45%)
AGCO Corp.	11,495	$587,165
Alcoa Corp.	7,300	209,656
Allegheny Technologies, Inc.	21,476	292,933
American States Water Co.	16,874	674,623
American Water Works Co., Inc.	4,311	319,186
The Andersons, Inc.	13,426	510,859
Antero Resources Corp.(a)	19,409	513,756
Apache Corp.	4,465	265,578
Aqua America, Inc.	20,024	614,737
Archer‐Daniels‐Midland Co.	36,182	1,576,450
Baker Hughes, Inc.	11,373	630,064
Bunge, Ltd.	3,097	192,045
Cabot Oil & Gas Corp.	24,828	518,409
Calgon Carbon Corp.	32,061	506,564
California Water Service Group	17,510	542,810
Callon Petroleum Co.(a)	29,600	384,504
Cal‐Maine Foods, Inc.	78,193	3,022,159
Carpenter Technology Corp.	11,547	365,001
Carrizo Oil & Gas, Inc.(a)	11,034	373,280
CF Industries Holdings, Inc.	25,659	616,073
Chevron Corp.	11,652	1,220,547
Commercial Metals Co.	24,641	387,110
ConocoPhillips	18,136	788,009
Continental Resources, Inc.(a)	143	6,994
CST Brands, Inc.	1,278	61,370
Darling Ingredients, Inc.(a)	18,472	251,219
Deere & Co.	3,889	343,399
Devon Energy Corp.	5,560	210,668
Diamond Offshore Drilling, Inc.	3,190	52,603
Diamondback Energy, Inc.(a)	2,929	267,388
Dril‐Quip, Inc.(a)	25,469	1,209,778
Energen Corp.	98	4,913
Energy Recovery, Inc.(a)	23,275	284,188
EOG Resources, Inc.	3,824	345,766
EQT Corp.	6,352	419,232
Exxon Mobil Corp.	15,891	1,324,038
First Solar, Inc.(a)	5,422	219,537
FMC Corp.	6,886	322,885
FMC Technologies, Inc.(a)	41,461	1,337,946
Forum Energy Technologies, Inc.(a)	46,952	845,136
Halliburton Co.	564	25,944
Harsco Corp.	20,191	196,862
Helix Energy Solutions Group, Inc.(a)	17,247	150,394
Helmerich & Payne, Inc.	14,838	936,426
HollyFrontier Corp.	28,340	707,083
Hormel Foods Corp.	48,331	1,860,744
Ingredion, Inc.	6,254	820,337
Joy Global, Inc.	33,712	938,205
Kaiser Aluminum Corp.	4,013	290,902
Kinder Morgan, Inc.	5,763	117,738
Laredo Petroleum, Inc.(a)	39,853	475,048
Lindsay Corp.	11,998	939,443
Marathon Oil Corp.	9,588	126,370
Marathon Petroleum Corp.	31,343	1,366,241
Matador Resources Co.(a)	18,153	395,917

25 | October 31, 2016

ALPS | CoreCommodity Management
CompleteCommodities® Strategy Fund

Consolidated Statement of Investments	October 31, 2016

	Shares	Value (Note 2)
United States (continued)
McDermott International, Inc.(a)	76,972	$395,636
Monsanto Co.	23,924	2,410,821
The Mosaic Co.	62,092	1,461,025
Murphy Oil Corp.	12,189	315,329
National Oilwell Varco, Inc.	7,643	245,340
Newmont Mining Corp.	11,892	440,480
Noble Energy, Inc.	8,741	301,302
Nucor Corp.	7,865	384,205
Occidental Petroleum Corp.	6,683	487,258
Oceaneering International, Inc.	38,357	912,897
Oil States International, Inc.(a)	27,984	818,532
Parsley Energy, Inc., Class A(a)	13,039	428,983
Patterson‐UTI Energy, Inc.	17,623	396,165
PDC Energy, Inc.(a)	11,603	711,612
Phillips 66	10,779	874,716
Pilgrim's Pride Corp.	73,378	1,602,576
Pioneer Natural Resources Co.	1,605	287,327
Potlatch Corp. REIT	27,411	1,052,582
QEP Resources, Inc.	16,190	260,173
Range Resources Corp.	13,412	453,191
Rayonier, Inc. REIT	30,571	819,914
Rice Energy, Inc.(a)	16,471	363,844
Rowan Cos. PLC, Class A	46,249	613,724
Royal Gold, Inc.	1,475	101,510
RPC, Inc.(a)	39,059	674,549
RSP Permian, Inc.(a)	273	9,855
Sanderson Farms, Inc.	28,858	2,596,643
Schlumberger, Ltd.	10,251	801,936
Southern Copper Corp.	32,148	912,682
Southwestern Energy Co.(a)	12,696	131,911
Steel Dynamics, Inc.	21,010	576,935
Stillwater Mining Co.(a)	20,552	273,753
Superior Energy Services, Inc.	13,527	191,542
Synergy Resources Corp.(a)	41,496	283,833
Tyson Foods, Inc., Class A	6,327	448,268
Valero Energy Corp.	20,330	1,204,349
Walter Energy, Inc.(a)	68,768	4,126
Weyerhaeuser Co. REIT	22,846	683,781
Worthington Industries, Inc.	6,412	301,364
WPX Energy, Inc.(a)	3,396	36,881
		57,237,782

TOTAL COMMON STOCKS (Cost $138,684,817)		137,336,008

MASTER LIMITED PARTNERSHIPS (0.22%)
United States (0.22%)
Alliance Resource Partners LP	14,363	359,076
Buckeye Partners LP	977	63,056
Energy Transfer Partners LP	2,591	90,633
Enterprise Products Partners LP	10,676	269,462
Magellan Midstream Partners LP	2,054	138,090
MPLX LP	1,555	52,901
Plains All American Pipeline LP	3,090	93,812
	Shares	Value (Note 2)
United States (continued)
Williams Partners LP	1,242	$44,488
		1,111,518

TOTAL MASTER LIMITED PARTNERSHIPS (Cost $1,410,976)		1,111,518

WARRANTS (0.00%)
United States (0.00%)
Hycroft Mining Corp., Expires 10/12/2022(c)	2,912	0

TOTAL WARRANTS (Cost $134,050)		0

	Principal Amount	Value (Note 2)
GOVERNMENT BONDS (62.95%)
U.S. Treasury Bonds (62.95%)
United States Treasury Inflation Indexed Bonds
2.375%, 1/15/17(d)	$11,465,184	$11,544,087
0.125%, 4/15/17(d)	30,221,115	30,292,920
2.625%, 7/15/17(d)	16,791,912	17,272,479
1.625%, 1/15/18	11,496,400	11,832,371
0.125%, 4/15/19	74,416,340	75,626,053
United States Treasury Notes
0.875%, 11/30/16	28,900,000	28,916,011
1.000%, 3/31/17(d)	41,400,000	41,501,264
0.750%, 6/30/17(d)	60,000,000	60,062,100
0.750%, 1/31/18(d)	38,000,000	38,004,446
		315,051,731

TOTAL GOVERNMENT BONDS (Cost $315,104,312)		315,051,731

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (8.89%)
Money Market Fund (8.89%)
Dreyfus Treasury Prime Cash Management Fund, Institutional Shares	0.204%	44,477,175	44,477,175

TOTAL SHORT TERM INVESTMENTS (Cost $44,477,175)			44,477,175

TOTAL INVESTMENTS (99.50%) (Cost $499,811,330)			$497,976,432

Other Assets In Excess Of Liabilities (0.50%)(e)			2,491,936
NET ASSETS ‐ 100.00%			$500,468,368

(a)	Non-Income Producing Security.

26 | October 31, 2016

ALPS | CoreCommodity Management
CompleteCommodities® Strategy Fund

Consolidated Statement of Investments	October 31, 2016

(b)
These securities initially sold to other parties pursuant to Regulation S under the 1933 Act and subsequently resold to the Fund. At period end, the aggregate market value of those securities was $135,817, representing 0.028% of the Fund's net assets.

(c)
Fair valued security; valued by management in accordance with the procedures approved by the Fund’s Board of Trustees. As of October 31, 2016, these securities had a total value of $0 or 0.00% of total net assets.

(d)	Security, or portion of security, is being held as collateral for total return swap contracts and futures contracts aggregating a total market value of $49,764,645.
(e)	Includes cash which is being held as collateral for total return swap contracts in the amount of $32,120.

For Fund compliance purposes, the Fund's industry and geographical classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Industries and regions are shown as a percent of net assets.

See Notes to Financial Statements.

27 | October 31, 2016

ALPS | CoreCommodity Management
CompleteCommodities® Strategy Fund

Consolidated Statement of Investments	October 31, 2016

FUTURES CONTRACTS

Description	Position	Contracts	Expiration Date	Value (Note 2)	Unrealized Appreciation
Lean Hogs Future	Long	37	12/14/16	$709,660	$6,185
LME Copper Future	Long	27	01/19/17	3,275,438	122,871
LME Nickel Future	Long	36	12/22/16	2,258,388	146,506
LME Zinc Future	Long	9	12/22/16	553,050	53,438
WTI Crude Future	Short	(399)	11/18/16	(18,697,140)	1,502,634
				$(11,900,604)	$1,831,634

Description	Position	Contracts	Expiration Date	Value (Note 2)	Unrealized Depreciation
Brent Crude Future	Long	889	11/30/16	$43,214,290	$(2,431,169)
Copper Future	Short	(55)	12/28/16	(3,031,875)	(75,162)
Gold 100 Oz Future	Long	65	12/28/16	8,275,150	(187,924)
Platinum Future	Long	90	01/27/17	4,403,700	(247,356)
Silver Future	Long	54	12/28/16	4,804,920	(220,481)
				$57,666,185	$(3,162,092)

See Notes to Financial Statements.

28 | October 31, 2016

ALPS | CoreCommodity Management
CompleteCommodities® Strategy Fund

Consolidated Statement of Investments	October 31, 2016

TOTAL RETURN SWAP CONTRACTS(a)

Swap Counterparty	Reference Obligation	Notional Dollars	Floating Rate/Fixed Amount Paid by Fund	Termination Date	Unrealized Appreciation
Societe Generale	CRB 3m Fwd TR Index **	$77,477,752	USB3MTA + 35 bps*	6/30/2017	$19,103
Bank of America ‐ Merrill Lynch	ML Aluminum GA6	8,035,562	USB3MTA + 10 bps*	6/30/2017	227,401
Bank of America ‐ Merrill Lynch	ML eXtra Coffee GA6	3,198,548	USB3MTA + 10 bps*	6/30/2017	261,015
					$507,519

Swap Counterparty	Reference Obligation	Notional Dollars	Floating Rate/Fixed Amount Paid by Fund	Termination Date	Unrealized Appreciation
Bank of America ‐ Merrill Lynch	MLCS Copper J‐F3	$(3,653,603)	USB3MTA*	6/30/2017	$6,377
Bank of America ‐ Merrill Lynch	MLCS Silver J‐F3	(1,338,954)	USB3MTA*	6/30/2017	97,669
					$104,046
			Total Appreciation		$611,565

Swap Counterparty	Reference Obligation	Notional Dollars	Floating Rate/Fixed Amount Paid by Fund	Termination Date	Unrealized Depreciation
UBS	CRB 3m Fwd TR Index **	$30,075,087	USB3MTA + 32 bps*	11/30/2016	$(105,459)
Citigroup	CRB 3m Fwd TR Index **	110,496,752	USB3MTA + 27 bps*	9/29/2017	(36,446)
Bank of America ‐ Merrill Lynch	CRB 3m Fwd TR Index **	98,035,584	USB3MTA + 35 bps*	6/30/2017	(49,169)
Bank of America ‐ Merrill Lynch	ML eXtra Copper GA6	3,685,966	USB3MTA + 10 bps*	6/30/2017	(11,359)
Bank of America ‐ Merrill Lynch	ML eXtra Silver GA6	1,347,302	USB3MTA + 10 bps*	6/30/2017	(99,990)
					$(302,423)

Swap Counterparty	Reference Obligation	Notional Dollars	Floating Rate/Fixed Amount Paid by Fund	Termination Date	Unrealized Depreciation
Bank of America ‐ Merrill Lynch	MLCX Aluminum J‐F3	$(7,984,175)	USB3MTA*	6/30/2017	$(242,807)
Bank of America ‐ Merrill Lynch	MLCS Coffee J‐F3	$(3,069,420)	USB3MTA*	6/30/2017	(251,598)
					$(494,405)
			Total Depreciation		$(796,828)

(a)
 For long positions in the total return swap, the Fund receives payments based on any positive return of the Reference Obligation less the rate paid by the Fund. The Fund makes payments on any negative return of such Reference Obligations plus the rate paid by the fund. For short positions in the total return swap, the Fund makes payments based on any positive return of the Reference Obligation less the rate paid by the Fund. The Fund receives payments on any negative return of such Reference Obligations plus the rate paid by the Fund.

*	United States Auction Results 3 Month Treasury Bill High Discount
**	CRB - Commodity Research Bureau

See Notes to Financial Statements.

29 | October 31, 2016

ALPS | CoreCommodity Management
CompleteCommodities® Strategy Fund

Consolidated Statement of Assets and Liabilities	October 31, 2016

ASSETS
Investments, at value	$497,976,432
Foreign currency, at value (Cost $17,116)	16,750
Unrealized appreciation on total return swap contracts	611,565
Receivable for shares sold	636,926
Cash collateral pledged for total return swap contracts (Note 3)	32,120
Deposit with broker for futures	3,865,829
Dividends and interest receivable	900,704
Prepaid expenses and other assets	21,236
Total Assets	504,061,562
LIABILITIES
Payable for variation margin on futures contracts	1,112,050
Payable due to broker for total return swap contracts	165,721
Payable for shares redeemed	138,865
Payable due to custodian ‐ overdraft	342,050
Unrealized depreciation on total return swap contracts	796,828
Investment advisory fees payable	678,044
Administration and transfer agency fees payable	210,378
Distribution and services fees payable	44,664
Professional fees payable	41,778
Accrued expenses and other liabilities	62,816
Total Liabilities	3,593,194
NET ASSETS	$500,468,368
NET ASSETS CONSIST OF
Paid‐in capital	$553,440,976
Accumulated net investment loss	(325,361)
Accumulated net realized loss	(49,287,541)
Net unrealized depreciation	(3,359,706)
NET ASSETS	$500,468,368
INVESTMENTS, AT COST	$499,811,330

PRICING OF SHARES
Class A:
Net Asset Value, offering and redemption price per share	$7.29
Net Assets	$29,467,738
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	4,039,880
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$7.71
Class C:
Net Asset Value, offering and redemption price per share(a)	$7.07
Net Assets	$7,259,964
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,026,199
Class I:
Net Asset Value, offering and redemption price per share	$7.31
Net Assets	$463,740,666
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	63,477,332

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's Prospectus.

See Notes to Financial Statements.

30 | October 31, 2016

ALPS | CoreCommodity Management
CompleteCommodities® Strategy Fund

Consolidated Statement of Operations	For the Year Ended October 31, 2016

INVESTMENT INCOME
Dividends	$3,159,639
Foreign taxes withheld on dividends	(213,376)
Interest and other income, net of premium amortization and accretion of discount	860,112
Total Investment Income	3,806,375

EXPENSES
Investment advisory fees	3,467,865
Administrative fees	483,905
Transfer agency fees	71,724
Distribution and service fees
Class A	97,621
Class C	75,468
Professional fees	52,722
Delegated transfer agent equivalent services
Class I	373,798
Reports to shareholders and printing fees	53,702
State registration fees	57,071
Insurance fees	4,118
Custody fees	53,480
Trustees' fees and expenses	16,506
Repayment of previously waived fees
Class A	383
Class C	41
Class I	9,848
Miscellaneous expenses	27,461
Total Expenses	4,845,713
Net Expenses	4,845,713
Net Investment Loss	(1,039,338)
Net realized loss on investments	(22,185,343)
Net realized gain on written options	273,274
Net realized gain on futures contracts	1,040,426
Net realized gain on total return swap contracts	3,427,372
Net realized loss on foreign currency transactions	(12,908)
Net Realized Loss	(17,457,179)
Net change in unrealized appreciation on investments	30,602,931
Net change in unrealized appreciation on written options	1,326,203
Net change in unrealized depreciation on futures contracts	(1,099,629)
Net change in unrealized depreciation on total return swap contracts	(3,572,059)
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currencies	(3,126)
Net Change in Unrealized Appreciation	27,254,320
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	9,797,141
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,757,803

See Notes to Financial Statements.

31 | October 31, 2016

ALPS | CoreCommodity Management
CompleteCommodities® Strategy Fund

Consolidated Statements of Changes in Net Assets

	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
OPERATIONS
Net investment loss	$(1,039,338)	$(3,322,396)
Net realized loss	(17,457,179)	(112,467,326)
Net change in unrealized appreciation/(depreciation)	27,254,320	(7,401,774)
Net Increase/(Decrease) in Net Assets Resulting from Operations	8,757,803	(123,191,496)

DISTRIBUTIONS
Dividends to shareholders from net investment income
Class I	–	(1,912,471)
Net Decrease in Net Assets from Distributions	–	(1,912,471)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class A	14,218,147	18,414,093
Class C	1,998,098	4,099,809
Class I	266,508,024	316,791,938
Dividends reinvested
Class I	–	1,791,360
Shares redeemed, net of redemption fees
Class A	(14,961,123)	(17,894,431)
Class C	(3,101,717)	(5,305,252)
Class I	(173,760,311)	(238,107,077)
Net Increase in Net Assets Derived from Beneficial Interest Transactions	90,901,118	79,790,440

Net increase/(decrease) in net assets	99,658,921	(45,313,527)

NET ASSETS
Beginning of year	400,809,447	446,122,974
End of year *	$500,468,368	$400,809,447
*Including accumulated net investment loss of:	$(325,361)	$(1,662,022)

See Notes to Financial Statements.

32 | October 31, 2016

ALPS | CoreCommodity Management
CompleteCommodities® Strategy Fund – Class A

Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014	For the Year Ended April 30, 2013(b)		For the Year Ended April 30, 2012
Net asset value, beginning of period(c)	$7.15		$9.56	$10.87		$10.40	$11.18		$14.28

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(d)	(0.03)		(0.09)	0.00	(e)	(0.06)	(0.03)		0.04
Net realized and unrealized gain/(loss)	0.17		(2.32)	(1.31)		0.53	(0.69)		(2.29)
Total from investment operations	0.14		(2.41)	(1.31)		0.47	(0.72)		(2.25)

DISTRIBUTIONS:
From net investment income	–		–	–		–	–		(0.83)
From net realized gains	–		–	–		–	–		(0.02)
Tax return of capital	–		–	–		–	(0.06)		–
Total distributions	–		–	–		–	(0.06)		(0.85)

REDEMPTION FEES ADDED TO PAID‐IN CAPITAL (NOTE 6)	0.00	(e)	0.00 (e)	0.00	(e)	0.00 (e)	0.00	(e)	0.00 (e)
Net increase/(decrease) in net asset value	0.14		(2.41)	(1.31)		0.47	(0.78)		(3.10)
Net asset value, end of year	$7.29		$7.15	$9.56		$10.87	$10.40		$11.18
TOTAL RETURN(f)	1.96%		(25.21)%	(12.05)%		4.52%	(6.44)%		(15.77)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$29,468		$30,085	$39,971		$112,562	$104,234		$85,805
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.41%		1.47%	1.46	%(g)	1.50%	1.50%		1.64%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.41	%(h)	1.45%	1.45	%(g)	1.45%	1.40	%(h)	1.45%
Ratio of net investment income/(loss) to average net assets	(0.48)%		(1.12)%	0.09	%(g)	(0.60)%	(0.30)%		0.36%
Portfolio turnover rate(i)	50%		52%	12%		28%	117%		264%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Prior to April 30, 2013 the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund was known as the Jefferies Asset Management Commodity Strategy Allocation Fund.
(c)	Per share amounts and ratios to average net assets include income and expenses of the CoreCommodity Management Cayman Commodity Fund Ltd. (wholly-owned subsidiary).
(d)	Calculated using the average shares method.
(e)	Less than $0.005 per share.
(f)
Total returns are for the period indicated and have not been annualized.  Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Returns shown exclude any applicable sales charges.

(g)	Annualized.
(h)
According to the Fund's shareholder services plan with respect to the Fund's Class A shares, any amount of such payment not paid during the Fund's fiscal year for such service activities shall be reimbursed to the Fund as soon as practical after the end of the fiscal year. Fees were reimbursed to the Fund during the period ended October 31, 2016 and April 30, 2013, for the prior fiscal year in the amount of 0.04% and 0.05% of average net assets of Class A shares respectively.

(i)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

33 | October 31, 2016

ALPS | CoreCommodity Management
CompleteCommodities® Strategy Fund – Class C

Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014	For the Year Ended April 30, 2013(b)	For the Year Ended April 30, 2012
Net asset value, beginning of period(c)	$6.98	$9.39	$10.71		$10.31	$11.15	$14.19

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(d)	(0.08)	(0.14)	(0.04)		(0.12)	(0.10)	(0.05)
Net realized and unrealized gain/(loss)	0.17	(2.27)	(1.28)		0.52	(0.69)	(2.26)
Total from investment operations	0.09	(2.41)	(1.32)		0.40	(0.79)	(2.31)

DISTRIBUTIONS:
From net investment income	–	–	–		–	–	(0.71)
From net realized gains	–	–	–		–	–	(0.02)
Tax return of capital	–	–	–		–	(0.05)	–
Total distributions	–	–	–		–	(0.05)	(0.73)

REDEMPTION FEES ADDED TO PAID‐IN CAPITAL (NOTE 6)	–	0.00 (e)	0.00	(e)	0.00 (e)	0.00 (e)	0.00 (e)
Net increase/(decrease) in net asset value	0.09	(2.41)	(1.32)		0.40	(0.84)	(3.04)
Net asset value, end of year	$7.07	$6.98	$9.39		$10.71	$10.31	$11.15
TOTAL RETURN(f)	1.29%	(25.67)%	(12.32)%		3.88%	(7.10)%	(16.26)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$7,260	$8,335	$12,534		$13,996	$19,444	$18,095
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.05%	2.07%	2.07	%(g)	2.10%	2.14%	2.24%
Ratio of expenses to average net assets including fee waivers and reimbursements	2.05%	2.05%	2.05	%(g)	2.05%	2.05%	2.05%
Ratio of net investment loss to average net assets	(1.13)%	(1.74)%	(0.82	)%(g)	(1.16)%	(0.92)%	(0.42)%
Portfolio turnover rate(h)	50%	52%	12%		28%	117%	264%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Prior to April 30, 2013 the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund was known as the Jefferies Asset Management Commodity Strategy Allocation Fund.
(c)	Per share amounts and ratios to average net assets include income and expenses of the CoreCommodity Management Cayman Commodity Fund Ltd. (wholly-owned subsidiary).
(d)	Calculated using the average shares method.
(e)	Less than $0.005 per share.
(f)
Total returns are for the period indicated and have not been annualized.  Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Returns shown exclude any applicable sales charges.

(g)	Annualized.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

34 | October 31, 2016

ALPS | CoreCommodity Management
CompleteCommodities® Strategy Fund – Class I

Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014	For the Year Ended April 30, 2013(b)		For the Year Ended April 30, 2012
Net asset value, beginning of period(c)	$7.15	$9.57	$10.87		$10.37	$11.12		$14.25

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(d)	(0.02)	(0.06)	(0.01)		(0.03)	(0.00	)(e)	0.10
Net realized and unrealized gain/(loss)	0.18	(2.31)	(1.29)		0.53	(0.69)		(2.32)
Total from investment operations	0.16	(2.37)	(1.30)		0.50	(0.69)		(2.22)

DISTRIBUTIONS:
From net investment income	–	(0.05)	–		–	–		(0.89)
From net realized gains	–	–	–		–	–		(0.02)
Tax return of capital	–	–	–		–	(0.06)		–
Total distributions	–	(0.05)	–		–	(0.06)		(0.91)

REDEMPTION FEES ADDED TO PAID‐IN CAPITAL (NOTE 6)	0.00 (e)	0.00 (e)	0.00	(e)	0.00 (e)	0.00	(e)	0.00 (e)
Net increase/(decrease) in net asset value	0.16	(2.42)	(1.30)		0.50	(0.75)		(3.13)
Net asset value, end of year	$7.31	$7.15	$9.57		$10.87	$10.37		$11.12
TOTAL RETURN(f)	2.24%	(24.88)%	(11.96)%		4.82%	(6.16)%		(15.53)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$463,741	$362,389	$393,618		$266,293	$187,146		$83,497
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.15%	1.17%	1.16	%(g)	1.16%	1.17%		1.33%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.15%	1.15%	1.15	%(g)	1.15%	1.15%		1.15%
Ratio of net investment income/(loss) to average net assets	(0.22)%	(0.73)%	(0.12	)%(g)	(0.26)%	(0.02)%		0.82%
Portfolio turnover rate(h)	50%	52%	12%		28%	117%		264%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Prior to April 30, 2013 the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund was known as the Jefferies Asset Management Commodity Strategy Allocation Fund.
(c)	Per share amounts and ratios to average net assets include income and expenses of the CoreCommodity Management Cayman Commodity Fund Ltd. (wholly-owned subsidiary).
(d)	Calculated using the average shares method.
(e)	Less than $0.005 per share.
(f)
Total returns are for the period indicated and have not been annualized.  Total returns would have been lower had certain expenses not been waived during the period.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(g)	Annualized.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

35 | October 31, 2016

ALPS | Kotak India Growth Fund

Management Commentary	October 31, 2016 (Unaudited)

Performance
ALPS | Kotak India Growth Fund (the “Fund”) was launched on February 14, 2011. During the 6-month period ended 31st Oct 2016 (hereinafter also referred to as “the period”), the Fund’s Class A Shares, INDAX, delivered a total return of 18.01% at Net Asset Value, Class C, INFCX, delivered 17.44% with CDSC, and Class I, INDIX, delivered 18.12%. The fund outperformed the benchmark Nifty 500 Index (“NSE500”) which returned 13.22% during the period without taking into account sales charges for Class A and C Shares.

The period saw global macroeconomics dominated by central bank stance and actions. The US Federal Open Market Committee (FOMC), in December 2015, raised the target range for the federal funds rate by 25 basis points to 0.25%–0.5%. While the US Federal Reserve indicated then that the path of further rate hikes will be gradual and data-dependent, there has not been any follow-up tightening since then as the Federal Reserve has waited on for further improvement of macro internals in the US and expressed caution on the external shocks coming from a slowdown in China, vulnerability in emerging markets and a potential disruption in the EU upon Britain’s exit from the monetary union. Japan and the Euro-zone continued to struggle with low, moribund inflation and anaemic growth. Both the Bank of Japan (BOJ) and European Central Bank (ECB) expanded their stimulus programmes during the period. In January 2016, the Bank of Japan cut interest rates to -0.1% and the European Central Bank cut interest rates to 0% in March 2016, expanding its bond buying program. Success of China’s transition from an investment/capex economy to a consumption-led one has remained the other key imponderable even though recent data and news-flow has indicated some stabilization there. China’s GDP growth slipped to 6.7% in 1QCY16, meeting market expectations but the slowest since 1999. The high-frequency indicators suggest a mild pickup in growth momentum recently.

In the UK referendum on whether to exit the European Union (“Brexit”), Britain voted to move out of the EU with a 51.9% majority. The immediate effects were visible in the currency markets with the GBP moving to a multi-decade low against the USD and other risky asset classes taking a beating. Prime Minister Cameron resigned and passed on the responsibility of the next steps to his successor, Theresa May. Withdrawal from EU would have to follow the rules of Article 50 of EU Treaty, which would start a 2 - year window from the date of execution. As of 31 Oct 2016, there is still limited clarity in the form, structure and timeline of Britain’s exit from the EU and its medium to long term implications.

In September 2016, the Bank of Japan decided to incorporate unconventional monetary policies to stimulate the economy. BOJ declared its intention to keep the yield at or near zero and kept its inflation target unmoved at 2%. Post the decision to leave the European Union, the Bank of England (BOE) cut its interest rate to .25% from .50%. The BOE also revived a program to buy corporate and government bonds, which had been on pause since 2012.

Global commodity markets too went through large swings during the period on the back of a multitude of drivers – China slowdown, US dollar moves and general waxing and waning of risk sentiment through the period. Crude hit a multi-year low below USD28/bbl in Feb 2016 and has rebounded since then. With an expectation of possible OPEC cut increase crude hit a high of around 51/bbl in October 2016.

In India, during the period NIFTY, NSE Midcap and NSE 500 Index returned 4.72%, 17.70% and 8.81% respectively (USD terms). On the currency side, INR depreciated 2.1% from 65.42/USD to 66.68/USD as of 31st October 2016. In comparison Brazilian Real appreciated 20.76%, Russian Ruble appreciated.85%, Chinese Yuan depreciated by 7.3%, and the South African Rand appreciated 2.58%, during the same time. India seems well positioned for future growth with an investment cycle recovery, along with signs of a potential pick in consumption demand.

The Reserve Bank of India (RBI) Governor, Raghuram Rajan, quit after his term ended in September 2016 not choosing to seek another term. The government appointed Dr. Urjit Patel as the next governor of the RBI. Dr Patel was the chairman of the committee that recommended the RBI to adopt a flexible inflation targeting framework. He previously also served as an adviser to the RBI in the development of foreign exchange markets and banking sector reforms. This appointment is encouraging as it signals continuity of monetary policy implementation at the RBI. The monetary policy decision making process has also gone through a change as the policy is now formulated by means of a consensus amongst the members of the newly appointed Monetary Policy Committee (MPC) instead of the policy being solely the prerogative of the RBI governor. The MPC will be chaired by RBI Governor, Dr Urjit Patel, and the other members will, as of now, include RBI Deputy Governor R. Gandhi (in charge of monetary policy), Executive Director Dr Michael Patra (in charge of Monetary Policy Division). Additionally, the members appointed by the government are Dr Chetan Ghate, Dr Pami Dua and Dr Ravindra Dholakia -- all esteemed academicians in areas of economics and finance. The Governor will have the deciding vote in case of a tie. On October 4th the MPC voted for a 25 basis points (bps) repo rate cut to 6.25%, following a 25bps rate cut in April 2016. The Monetary Policy statement indicated CPI inflation at 5.0% in quarter-ending Dec 2016 and 5.3% in quarter-ending Mar 2017. The October 3-4 meeting minutes outlined the dovish-to-neutral tilt of the MPC members, citing abating of near-term inflation risks amid growth slack as the rationale for 25 bps repo rate cut.

In India the monsoon this year was the best in comparison to previous three years, with only a third of districts facing deficiency as compared to 46% in 2014 and 50% in 2015. A good rainfall has traditionally been associated with the Indian economy witnessing a boost as rural demand remains largely levered to farm and agri-sector. Agriculture is a large contributor to the Indian GDP and accounted for almost 16% of the GDP in 2014-2015.

From a reforms perspective, the much-awaited Goods and Services Tax (GST) Constitutional Amendment Bill was cleared in Rajya Sabha (Upper House of Parliament) in the first week of August and was also cleared in the Lok Sabha (Lower House) subsequently. It was then passed by more than 50% of the Indian states and formally adopted. It is expected that the GST will be rolled out in the first half of 2017. In another significant development, the union cabinet accepted the 7 Central Pay Commission (7CPC) recommendations to be effective from January 1, 2016 and implemented from July 1, 2016. With the Goods and Services Tax (GST) Amendment Bill passed and the Seventh Pay Commission recommendations rolled out, we can expect the consumption demand to pick up in the coming months and a demand pickup in sectors such as automobiles, home improvement, consumer staples and durables, media and entertainment, and telecom.

36 | October 31, 2016

ALPS | Kotak India Growth Fund

Management Commentary	October 31, 2016 (Unaudited)

Headline Wholesale Price Inflation (WPI) averaged -2.5% from March 2015 to March 2016, while primary food inflation averaged 3.4% during the same time. As the base effect wanes, we expect WPI inflation to average 3.3% during March 2016 to March 2017. WPI finally turned positive in April 2016 after almost 17 months of consecutive contraction and came in at 3.57% in September 2016, as food inflation began to rise. CPI eased to 4.31% in September, as food prices eased, after reaching 6.07% in July. Broadly the CPI has stayed in the range of 5 - 6%, on a monthly basis. Core inflation on the other hand has risen slowly from 4.1% in October 2015 to 4.8% in September 2016. The key driver of high inflation remained the sequential pickup in food prices.

Index of Industrial Production (IIP) growth rate has declined from its peak of 9.9% in October 2015 and fell to 2.1% in January 2016. The construction sector has been a laggard and we expect this segment to underperform until public spending in infrastructure begins to become more visible on the ground. Although June IIP growth came in at 2.1%, the highest reading in eight months, industrial production continued in the contraction mode, printing a decline of 0.7% in August as against -2.4% in July.

On the trade deficit front, while sluggish export and import momentum continues to point to the underlying weakness in global and domestic demand, internals show some signs of traction. Though core import growth continues to remain muted, there are some nascent signs of pickup, primarily in capital goods imports. Also, non-oil export growth remains supported by drugs and pharmaceuticals, textiles and electronics. Trade deficit in September was at US$8.3bn, higher than US$7.7bn in August. September exports growth was at 4.6% year on year against - 0.3% in August. Imports contracted further by 2.5% year on year to US$31.2bn in September against -14.1% (US$29.2bn) in August.

Portfolio Composition
The portfolio continues to be positioned in a way as to benefit from improving macroeconomic tailwind from the four broad investment themes in India – consumption lead by favourable demographics, financial services, infrastructure and outsourcing. The fund mandate is flexible to invest across the spectrum of market capitalizations in order to take advantage of any opportunistic mispricing arising from market conditions, valuation differential, earnings growth or liquidity flows.
As of 31st Oct 2016, Financials remains the largest sector (27.52% wt.), followed by Materials (14.52%) and Consumer Discretionary (12.63%). The top 5 holdings in the portfolio are HDFC Bank, Infosys Ltd, ICICI Bank, ITC and HPCL. Large active deviations in the portfolio are in Materials (+4.98% deviation from benchmark), Industrials (+1.73% deviation), Energy (-4.54% deviation) and Utilities (-3.60%). In terms of market capitalization focus, as of 31st Oct, the fund is invested 65.52% in large caps, 27.11% in midcaps and 5.41% in small-caps.

During the period, some of the names within our favored sectors where we initiated new positions and continue to hold as of this report are Crompton Greaves Consumer, Equitas, HCG Ltd, Linde India, Max Financials and Somany Ceramics. Some of the stocks where we booked profit and exited completely include Bayer CropSciences, IL&FT Transportation, Just Dial, MBL Infra, Tata Communications and Phoenix Mills.

Outlook
After the withdrawals in the initial couple of months of the year, Foreign Institutional Investors (FIIs) have stayed net buyers of Indian equities for most of the year. Economic fundaments for the Indian economy have improved through the period with tangible improvements seen in hinging inflation expectations, curtailing the current account deficit and the lowering cost of financing for businesses. In the most recent quarter ending-Sep 2016, on an aggregate basis sales growth is at eight quarter high and profitability has seen improvement and this is despite the broader economic recovery yet to set in. Rural economy thus far has not seen any recovery and any recovery supported by better monsoon will start to reflect only from the Oct-Dec 2016. We have seen some pockets of recovery in the urban economy but it still not broad based. Weak consumer staples volumes, continued asset quality issues for corporate banking sector and weak investment cycle remains headwind for the earnings while recovery in both rural and urban economy and a combination of operating leverage and pricing power can be tailwinds for earnings.

In terms of trajectory of markets, the coming months are lined up with high impact events. The U.S Presidential elections slated for November 8th will be associated with high market volatility as markets attempt to read-across implications on US rates and fiscal and foreign policy stance of the new US President. The US Federal Reserve Federal Open Market meetings in November and December will also have a strong bearing on the short term direction of the markets. India seems well positioned for future growth with a relatively stable currency, investment cycle recovery, along with a signs of a pick in consumption demand after a satisfactory monsoon to bolster rural demand and higher pay for government employees after the implementation of the 7th Pay Commission Recommendations. As of 31st October 2016, Nifty Index is trading at close to long term average valuation multiples and any correction in the markets on the back of headline events must be used to increase exposure to Indian equities, in our view.

Mr. Nitin Tejpal Jain
Fund Manager

37 | October 31, 2016

ALPS | Kotak India Growth Fund

Management Commentary	October 31, 2016 (Unaudited)

Basis Point – a unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument.

PE – A valuation ratio of a company's current share price compared to its per-share earnings.

Nifty 50 is an Index computed from performance of 50 top stocks from different sectors listed on the NSE (India’s National Stock Exchange). The companies which form the Nifty 50 may vary from time to time based on many factors considered by the NSE.

NSE500 is an Index of India comprised of the top 500 companies listed on the NSE.

NSEMCAP is an index of Midcap securities listed on the NSE.

The Nifty Midcap Index is a free float capitalization-weighted index designed to represent the midcap segment of the market in India. The index was developed with a base value of 1000 as of January 1, 2003. This index replaces the old Nifty Midcap 200 Index which was discontinued effective July 18, 2005.

The views of the author and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither ALPS Advisors, Inc., Kotak Mahindra (UK) Limited, nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

Diversification cannot guarantee gain or prevent losses.

38 | October 31, 2016

ALPS | Kotak India Growth Fund

Performance Update	October 31, 2016 (Unaudited)

Performance of $10,000 Initial Investment (as of October 31, 2016)
Comparison of change in value of a $10,000 investment (includes maximum sales charges of 5.50%)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of October 31, 2016)

	6 Month	1 Year	3 Year	5 Year	Since Inception^	Total Expense Ratio	What You Pay*
Class A (NAV)	18.01%	13.31%	18.94%	11.39%	7.20%	3.51%	2.00%
Class A (MOP)	11.49%	7.09%	16.74%	10.15%	6.14%
Class C (NAV)	17.56%	12.51%	18.10%	10.67%	6.48%	4.11%	2.60%
Class C (CDSC)	16.56%	11.55%	18.10%	10.67%	6.48%
Class I	18.12%	13.70%	19.38%	11.79%	7.57%	3.10%	1.60%
Nifty 500 Index[1]	14.21%	10.31%	14.63%	6.91%	4.38%
MSCI India Index Total Return[2]	8.80%	3.98%	7.35%	3.47%	1.48%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million. The Fund imposes a 2.00% redemption fee on shares held for less than 30 days.

Performance less than 1 year is cumulative.

39 | October 31, 2016

ALPS | Kotak India Growth Fund

Performance Update	October 31, 2016 (Unaudited)

Derivatives generally are more sensitive to changes in economic or market conditions than other types of investments; this could result in losses that significantly exceed the funds original investment.

[1]
Nifty 500 Index (formerly the CNX 500 Index) - India's first broad based benchmark of the Indian capital market. The Nifty 500 companies are disaggregated into 72 industry indices. Industry weightages in the index reflect the industry weightages in the market. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

[2]	MSCI India Index - designed to measure the performance of the large and mid cap segments of the Indian market. With 64 constituents, the index covers approximately 85% of the Indian equity universe.
^	Fund inception date of February 14, 2011.
*	What You Pay reflects the Advisor's and Sub-Advisor’s decision to contractually limit expenses through February 28, 2017. Please see the prospectus for additional information.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Investing in India involves risk and considerations not present when investing in more established securities markets. The Fund may be more susceptible to economic, market, political and local risks of the region than a fund that is more geographically diversified. Investments in India are subject to a number of risks including, but not limited to, risk of losing some or all of the capital invested, high market volatility, variable market liquidity, geopolitical risks (including political instability), exchange rate fluctuations (between the currency of the fund’s share class and the Indian Rupee), changes in tax regime and restrictions on investment activities of foreign investors.

Top Ten Holdings (as a % of Net Assets) †

HDFC Bank, Ltd.	5.65%
Infosys, Ltd.	4.83%
ICICI Bank, Ltd.	3.92%
ITC, Ltd.	3.51%
Hindustan Petroleum Corp., Ltd.	3.42%
IndusInd Bank, Ltd.	3.30%
Maruti Suzuki India, Ltd.	2.87%
Housing Development Finance Corp., Ltd.	2.74%
Axis Bank, Ltd.	2.65%
Tata Motors, Ltd., Class A	2.52%
Top Ten Holdings	35.41%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents approximate values only.

Industry Sector Allocation (as a % of Net Assets)

40 | October 31, 2016

ALPS | Kotak India Growth Fund

Consolidated Statement of Investments	October 31, 2016

	Shares	Value (Note 2)
COMMON STOCKS (95.55%)
Consumer Discretionary (12.16%)
Auto Components (2.70%)
Motherson Sumi Systems, Ltd.	26,900	$133,879
MRF, Ltd.	469	336,967
		470,846

Automobiles (6.93%)
Maruti Suzuki India, Ltd.	5,675	501,675
Tata Motors, Ltd., Class A	85,050	441,011
TVS Motor Co., Ltd.	43,700	268,068
		1,210,754

Household Durables (1.43%)
Crompton Greaves Consumer Electricals, Ltd.(a)	91,145	250,699

Media (1.10%)
Dish TV India, Ltd.(a)	128,500	192,551

TOTAL CONSUMER DISCRETIONARY		2,124,850

Consumer Staples (8.80%)
Beverages (0.86%)
United Breweries, Ltd.	11,550	151,049

Food Products (2.19%)
Britannia Industries, Ltd.	7,710	382,912

Household Products (0.81%)
Jyothy Laboratories, Ltd.	26,331	141,694

Personal Products (1.43%)
Colgate-Palmolive India, Ltd.	17,118	248,948

Tobacco (3.51%)
ITC, Ltd.	169,200	612,650

TOTAL CONSUMER STAPLES		1,537,253

Energy (4.04%)
Oil, Gas & Consumable Fuels (4.04%)
Hindustan Petroleum Corp., Ltd.	85,300	597,898
Reliance Industries, Ltd.	6,800	107,018
		704,916

TOTAL ENERGY		704,916

Financials (27.28%)
Commercial Banks (19.84%)
Axis Bank, Ltd.	63,260	462,750
Bank of Baroda(a)	117,500	274,380
HDFC Bank, Ltd.	52,565	986,264

	Shares	Value (Note 2)
Commercial Banks (continued)
ICICI Bank, Ltd.	164,520	$684,311
IndusInd Bank, Ltd.	32,135	575,642
State Bank of India	45,750	176,730
Yes Bank, Ltd.	16,100	305,657
		3,465,734

Diversified Financial Services (3.20%)
Bharat Financial Inclusion, Ltd.(a)	21,900	290,486
Equitas Holdings, Ltd.(a)(b)	34,400	93,165
Multi Commodity Exchange of India, Ltd.	9,000	174,870
		558,521

Insurance (1.50%)
Max Financial Services, Ltd.	30,993	261,504

Thrifts & Mortgage Finance (2.74%)
Housing Development Finance Corp., Ltd.	23,200	479,125

TOTAL FINANCIALS		4,764,884

Health Care (6.62%)
Health Care Providers & Services (1.08%)
HealthCare Global Enterprises, Ltd.(a)	51,776	189,897

Pharmaceuticals (5.54%)
Cadila Healthcare, Ltd.	23,945	150,273
Cipla, Ltd.	25,550	221,606
Lupin, Ltd.	9,250	210,375
Sun Pharmaceutical Industries, Ltd.	34,350	385,101
		967,355

TOTAL HEALTH CARE		1,157,252

Industrials (11.25%)
Building Products (1.27%)
Somany Ceramics, Ltd.	22,350	222,400

Construction & Engineering (2.38%)
Larsen & Toubro, Ltd.	18,800	415,737

Electrical Equipment (4.13%)
Amara Raja Batteries, Ltd.	17,945	275,952
Finolex Cables, Ltd.	28,300	190,552
V-Guard Industries, Ltd.	80,730	254,764
		721,268

Machinery (2.01%)
Thermax, Ltd.	9,036	116,353

41 | October 31, 2016

ALPS | Kotak India Growth Fund

Consolidated Statement of Investments	October 31, 2016

	Shares	Value (Note 2)
Machinery (continued)
Timken India, Ltd.	26,653	$235,119
		351,472

Miscellaneous Manufacturer (0.58%)
Solar Industries India, Ltd.	10,125	102,071

Transportation Infrastructure (0.88%)
Gateway Distriparks, Ltd.	40,763	152,803

TOTAL INDUSTRIALS		1,965,751

Information Technology (10.14%)
Computers (0.39%)
Persistent Systems, Ltd.	6,947	68,213

IT Services (9.75%)
HCL Technologies, Ltd.	22,300	256,459
Infosys, Ltd.	56,325	844,452
Tata Consultancy Services, Ltd.	11,555	413,787
Tech Mahindra, Ltd.	28,500	187,773
		1,702,471

TOTAL INFORMATION TECHNOLOGY		1,770,684

Materials (15.00%)
Auto Parts & Equipment (0.76%)
Gulf Oil Lubricants India, Ltd.	11,692	132,588

Chemicals (4.11%)
Akzo Nobel India, Ltd.	9,140	227,418
Berger Paints India, Ltd.	53,749	208,054
Linde India, Ltd.	23,418	133,512
Supreme Industries, Ltd.	11,021	149,003
		717,987

Construction Materials (10.13%)
ACC, Ltd.	5,871	133,469
Century Textiles & Industries, Ltd.	15,600	220,553
JK Cement, Ltd.	17,975	256,539
Orient Cement, Ltd.	64,828	169,917
The Ramco Cements, Ltd.	42,069	399,744
Shree Cement, Ltd.	990	250,457
Ultratech Cement, Ltd.	5,720	339,805
		1,770,484

TOTAL MATERIALS		2,621,059

	Shares	Value (Note 2)
Telecommunication Services (0.26%)
Wireless Telecommunication Services (0.26%)
Idea Cellular, Ltd.	40,000	$46,051

TOTAL TELECOMMUNICATION SERVICES		46,051

TOTAL COMMON STOCKS (Cost $14,567,603)		16,692,700

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (0.68%)
Money Market Fund (0.68%)
Dreyfus Institutional Preferred Money Market Fund	0.488%	118,939	118,939

TOTAL SHORT TERM INVESTMENTS (Cost $118,939)			118,939

TOTAL INVESTMENTS (96.23%) (Cost $14,686,542)			$16,811,639

Other Assets In Excess Of Liabilities (3.77%)			658,046

NET ASSETS (100.00%)			$17,469,685

(a)	Non-Income Producing Security.
(b)
Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. As of October 31, 2016 the aggregate market value of those securities was $93,165  representing 0.53% of net assets.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund  management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

42 | October 31, 2016

ALPS | Kotak India Growth Fund

Consolidated Statement of Assets and Liabilities	October 31, 2016

ASSETS
Investments, at value	$16,811,639
Cash	37,110
Foreign currency, at value (Cost $334,064)	334,088
Receivable for investments sold	7,945
Receivable for shares sold	405,416
Dividends receivable	3,311
Receivable due from advisor	10,009
Prepaid expenses and other assets	7,061
Total Assets	17,616,579
LIABILITIES
Payable for investments purchased	47,139
Administration and transfer agency fees payable	19,765
Distribution and services fees payable	8,067
Trustees' fees and expenses payable	1,000
Professional fees payable	46,494
Accrued expenses and other liabilities	24,429
Total Liabilities	146,894
NET ASSETS	$17,469,685
NET ASSETS CONSIST OF
Paid-in capital	$15,384,960
Accumulated net investment loss	(149,793)
Accumulated net realized gain	109,421
Net unrealized appreciation	2,125,097
NET ASSETS	$17,469,685
INVESTMENTS, AT COST	$14,686,542
PRICING OF SHARES
Class A:
Net Asset Value, offering and redemption price per share	$12.32
Net Assets	$5,772,459
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	468,502
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$13.04
Class C:
Net Asset Value, offering and redemption price per share(a)	$11.85
Net Assets	$1,925,256
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	162,459
Class I:
Net Asset Value, offering and redemption price per share	$12.58
Net Assets	$9,771,970
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	777,025

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's Prospectus.

See Notes to Financial Statements.

43 | October 31, 2016

ALPS | Kotak India Growth Fund

Consolidated Statement of Operations	For the Year Ended October 31, 2016

INVESTMENT INCOME
Dividends	$163,036
Foreign taxes withheld on dividends	(6,207)
Total Investment Income	156,829

EXPENSES
Investment advisory fees	188,475
Administrative fees	140,491
Transfer agency fees	1,120
Distribution and service fees
Class A	15,315
Class C	18,649
Professional fees	47,819
Delegated transfer agent equivalent services
Class C	5
Reports to shareholders and printing fees	3,170
State registration fees	45,815
Insurance fees	168
Custody fees	75,816
Trustees' fees and expenses	4,416
Miscellaneous expenses	25,777
Total Expenses	567,036
Less fees waived/reimbursed by investment advisor (Note 8)
Class A	(99,781)
Class C	(36,083)
Class I	(155,959)
Net Expenses	275,213
Net Investment Loss	(118,384)
Net realized gain on investments	285,189
Net realized loss on foreign currency transactions	(9,669)
Net realized gain	275,520
Net change in unrealized appreciation on investments	1,652,345
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	1,076
Net change in unrealized appreciation	1,653,421
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	1,928,941
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,810,557

See Notes to Financial Statements.

44 | October 31, 2016

ALPS | Kotak India Growth Fund

Consolidated Statements of Changes in Net Assets

	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
OPERATIONS
Net investment loss	$(118,384)	$(165,162)
Net realized gain	275,520	2,432,455
Net change in unrealized appreciation/(depreciation)	1,653,421	(2,669,602)
Net Increase/(Decrease) in Net Assets Resulting from Operations	1,810,557	(402,309)

DISTRIBUTIONS
Dividends to shareholders from net investment income
Class A	–	(79,832)
Class C	–	(13,011)
Class I	–	(89,195)
Dividends to shareholders from net realized gains
Class A	(736,575)	(174,473)
Class C	(259,740)	(45,295)
Class I	(1,091,978)	(266,183)
Net Decrease in Net Assets from Distributions	(2,088,293)	(667,989)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class A	1,091,860	3,689,065
Class C	61,021	1,063,029
Class I	2,297,591	4,898,712
Dividends reinvested
Class A	680,347	225,433
Class C	254,983	55,484
Class I	1,079,849	348,314
Shares redeemed, net of redemption fees
Class A	(1,751,257)	(3,230,457)
Class C	(325,582)	(551,771)
Class I	(2,079,111)	(4,977,421)
Net Increase in Net Assets Derived from Beneficial Interest Transactions	1,309,701	1,520,388

Net increase in net assets	1,031,965	450,090

NET ASSETS
Beginning of year	16,437,720	15,987,630
End of year *	$17,469,685	$16,437,720
*Including accumulated net investment loss of:	$(149,793)	$(70,722)

See Notes to Financial Statements.

45 | October 31, 2016

ALPS | Kotak India Growth Fund – Class A

Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015		For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014		For the Year Ended April 30, 2013	For the Year Ended April 30, 2012
Net asset value, beginning of period(b)	$12.57		$13.20		$9.99		$9.47		$8.22	$10.35

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(c)	(0.09)		(0.14)		0.01		(0.02)		(0.07)	(0.08)
Net realized and unrealized gain/(loss)	1.45		0.06		3.20		0.54		1.32	(2.04)
Total from investment operations	1.36		(0.08)		3.21		0.52		1.25	(2.12)

DISTRIBUTIONS:
From net investment income	–		(0.17)		–		–		–	–
From net realized gains	(1.61)		(0.38)		–		–		–	(0.01)
Total distributions	(1.61)		(0.55)		–		–		–	(0.01)

REDEMPTION FEES ADDED TO PAID‐IN CAPITAL (NOTE 6)	0.00	(d)	0.00	(d)	0.00	(d)	0.00	(d)	0.00 (d)	0.00 (d)
Net increase/(decrease) in net asset value	(0.25)		(0.63)		3.21		0.52		1.25	(2.13)
Net asset value, end of year	$12.32		$12.57		$13.20		$9.99		$9.47	$8.22
TOTAL RETURN(e)	13.31%		(0.65)%		32.13%		5.49%		15.21%	(20.44)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$5,772		$5,906		$5,536		$5,211		$4,681	$2,404
Ratio of expenses to average net assets excluding fee waivers and reimbursements	3.83%		3.51%		4.92	%(f)	6.51%		7.99%	12.42%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.90	%(g)	1.96	%(g)	1.90	%(f)(g)	1.88	%(g)	2.00%	2.00%
Ratio of net investment income/(loss) to average net assets	(0.86)%		(1.03)%		0.19	%(f)	(0.27)%		(0.82)%	(0.89)%
Portfolio turnover rate(h)	23%		58%		28%		65%		93%	114%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Per share amounts and ratios to average net assets include income and expenses of the Kotak Mauritius Portfolio (wholly-owned subsidiary).
(c)	Calculated using the average shares method.
(d)	Less than $0.005 per share.
(e)
Total returns are for the period indicated and have not been annualized.  Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Returns shown exclude any applicable sales charges.

(f)	Annualized.
(g)
According to the Fund's shareholder services plan with respect to the Fund's Class A shares, any amount of such payment not paid during the Fund's fiscal year for such service activities shall be reimbursed to the Fund as soon as practical after the end of the fiscal year. Fees were reimbursed to the Fund during the period ended October 31, 2016, for the prior fiscal year in the amount of 0.10% of average net assets of Class A shares, during the period ended, October 31, 2015, for the prior fiscal year in the amount of 0.04% of average net assets of Class A shares, during the period ended, October 31, 2014, for the prior fiscal year in the amount of 0.10% (annualized) of average net assets of Class A shares and during the year ended April 30, 2014, for the prior fiscal year in the amount of 0.12% of average net assets of Class A shares.

(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

46 | October 31, 2016

ALPS | Kotak India Growth Fund – Class C

Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012
Net asset value, beginning of period(b)	$12.23	$12.88	$9.77		$9.34	$8.15	$10.32

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(c)	(0.16)	(0.21)	(0.03)		(0.09)	(0.12)	(0.13)
Net realized and unrealized gain/(loss)	1.39	0.05	3.14		0.52	1.31	(2.03)
Total from investment operations	1.23	(0.16)	3.11		0.43	1.19	(2.16)

DISTRIBUTIONS:
From net investment income	–	(0.11)	–		–	–	–
From net realized gains	(1.61)	(0.38)	–		–	–	(0.01)
Total distributions	(1.61)	(0.49)	–		–	–	(0.01)

REDEMPTION FEES ADDED TO PAID‐IN CAPITAL (NOTE 6)	0.00 (d)	–	0.00	(d)	–	–	0.00 (d)
Net increase/(decrease) in net asset value	(0.38)	(0.65)	3.11		0.43	1.19	(2.17)
Net asset value, end of year	$11.85	$12.23	$12.88		$9.77	$9.34	$8.15
TOTAL RETURN(e)	12.51%	(1.34)%	31.83%		4.60%	14.60%	(20.97)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$1,925	$1,965	$1,497		$875	$924	$435
Ratio of expenses to average net assets excluding fee waivers and reimbursements	4.54%	4.11%	5.57	%(f)	7.26%	8.54%	13.39%
Ratio of expenses to average net assets including fee waivers and reimbursements	2.60%	2.60%	2.60	%(f)	2.60%	2.60%	2.60%
Ratio of net investment loss to average net assets	(1.56)%	(1.67)%	(0.50	)%(f)	(1.00)%	(1.42)%	(1.49)%
Portfolio turnover rate(g)	23%	58%	28%		65%	93%	114%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Per share amounts and ratios to average net assets include income and expenses of the Kotak Mauritius Portfolio (wholly-owned subsidiary).
(c)	Calculated using the average shares method.
(d)	Less than $0.005 per share.
(e)
Total returns are for the period indicated and have not been annualized.  Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Returns shown exclude any applicable sales charges.

(f)	Annualized.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

47 | October 31, 2016

ALPS | Kotak India Growth Fund – Class I

Consolidated Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014		For the Year Ended April 30, 2013	For the Year Ended April 30, 2012
Net asset value, beginning of period(b)	$12.76	$13.29	$10.04		$9.55		$8.25	$10.34

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(c)	(0.06)	(0.09)	0.03		0.00	(d)	(0.04)	(0.04)
Net realized and unrealized gain/(loss)	1.49	0.06	3.22		0.54		1.34	(2.04)
Total from investment operations	1.43	(0.03)	3.25		0.54		1.30	(2.08)

DISTRIBUTIONS:
From net investment income	–	(0.13)	–		(0.05)		–	–
From net realized gains	(1.61)	(0.38)	–		–		–	(0.01)
Total distributions	(1.61)	(0.51)	–		(0.05)		–	(0.01)

REDEMPTION FEES ADDED TO PAID‐IN CAPITAL (NOTE 6)	0.00 (d)	0.01	0.00	(d)	–		0.00 (d)	0.00 (d)
Net increase/(decrease) in net asset value	(0.18)	(0.53)	3.25		0.49		1.30	(2.09)
Net asset value, end of year	$12.58	$12.76	$13.29		$10.04		$9.55	$8.25
TOTAL RETURN(e)	13.70%	(0.23)%	32.37%		5.70%		15.76%	(20.23)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$9,772	$8,567	$8,955		$1,945		$2,149	$1,609
Ratio of expenses to average net assets excluding fee waivers and reimbursements	3.54%	3.10%	4.49	%(f)	6.28%		7.65%	12.05%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.60%	1.60%	1.60	%(f)	1.60%		1.60%	1.60%
Ratio of net investment income/(loss) to average net assets	(0.56)%	(0.67)%	0.50	%(f)	0.00	%(g)	(0.42)%	(0.49)%
Portfolio turnover rate(h)	23%	58%	28%		65%		93%	114%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Per share amounts and ratios to average net assets include income and expenses of the Kotak Mauritius Portfolio (wholly-owned subsidiary).
(c)	Calculated using the average shares method.
(d)	Less than $0.005 per share.
(e)
Total returns are for the period indicated and have not been annualized.  Total returns would have been lower had certain expenses not been waived during the period.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(f)	Annualized.
(g)	Less than 0.005%
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

48 | October 31, 2016

ALPS | Metis Global Micro Cap Fund

Management Commentary	October 31, 2016 (Unaudited)

Market Commentary
The S&P Global Broad Market Index of companies with less than $500 million of market capitalization (the S&P Global BMI < $500 million, hereinafter) increased 5.8% over the twelve months ended 10/31/16. The performance reflects a strong reversal from a significant downturn in the first half of the period which peaked in mid‐February with a negative 14.5% cumulative return. The major factors contributing to the decline included a shift to a more hawkish monetary policy by the US Federal Reserve; a sharp decline in the price of oil; evidence of potentially slowing growth in China; and uncertainty related to the adoption of a negative interest rate policy by the Bank of Japan, among other factors.

Mid-February marked the start of a significant rally in global markets concurrent with a ramp in commodity prices as OPEC reached agreement on a production freeze and a confluence of other factors including incremental stimulus measures in China; more dovish US Federal Reserve policy expectations; and a weaker US dollar provided additional support. By the close of the first half, the S&P Global BMI < $500 million benchmark had recovered to return 2.1%. Additionally, oil prices reversed a 40.5% decline to a near break-even return, and the prices of gold and silver increased 13.6% and 15.7%, respectively.

The global recovery was briefly interrupted in the second half of the period given downward pressure related to a referendum in the United Kingdom to exit the European Union, which passed in late June. The “Brexit” event spurred investor flight to safe haven assets such as precious metals and significant fluctuations in currency exchange rates including the British pound, which depreciated 16.4% in the second half of the period relative to the US dollar. However, stimulus initiatives by central banks in the UK and Japan, among other countries, catalyzed a strong rally which peaked in late September with a 10.1% cumulative return in the benchmark and a further increase in the price of oil on news of an OPEC agreement to curb production.

Fund Review
The ALPS/Metis Global Micro Cap Fund returned 16.64% from inception (12/31/15) through the period end date of 10/31/16. The fund outperformed the 7.24% return of the benchmark S&P Global BMI < $500 million by 940 basis points (bps). The fund capitalized on overweight positions in sectors such as Energy, Financials, and Metals & Mining that experienced sharp increases in the period. Relative performance also benefitted from strong stock selection in sectors the fund was underweight such as Information Technology and Health Care. Overall, the fund achieved positive returns in ten of the eleven sectors comprising the benchmark portfolio, with Telecommunication Services shares being the sole investments to exhibit negative returns.

A significant portion of the fund’s outperformance in the period was driven by a mean reversion of “classic” value sectors which had come under pressure in prior periods for various themes inducing fear of potential underperformance. Metals & Mining and Energy sector outperformance was driven by the increases in oil and precious metals prices mentioned above and was intertwined with top performing regions such as Australia, the US, and Canada.
The portfolio’s top five performing Metals & Mining shares averaged a 269.0% return and included Resolute Mining Limited (Australia); Gold Resource Corporation (US); Beadell Resources Ltd (Australia); Endeavour Silver Corp. (Canada); and Shougang Fushan Resources Group Limited (Hong Kong). The top five Oil & Gas related holdings returned 117.0% on average and included Ultra Petroleum Corp. (US); Denbury Resources Inc. (US); Hallador Energy Company (US); Senex Energy Limited (Australia); and REX American Resources Corporation (US).

Brazilian shares also performed exceptionally well in the period, collectively returning 126.9% as the local market recovered from a corruption scandal that culminated in a presidential impeachment and a lengthy drought that negatively impacted its hydropower dependent utility infrastructure. Brazilian banking shares were a primary contributor to Financials sector outperformance as was the Bank of Punjab in Pakistan, which returned 69.3% amidst evidence of operational improvement. Additionally, US banking and insurance shares provided incremental support to Financial sector returns.

A secondary theme supporting performance was the fund’s underweight positions in growth sectors such as Information Technology (IT) and Health Care, which have reversed in recent periods as investors’ risk appetite has exhibited volatility. As the fund was roughly half-weight and one third weight the benchmark IT and Healthcare allocation percentage, respectively, performance benefitted from relatively weaker benchmark returns in these sectors. The effect was magnified by strong stock selection, particularly in the Japanese software (Computer Engineering & Consulting Ltd.; Miroku Jyoho Service Co., Ltd.; and Fukui Computer Holdings, Inc.) and US Pharmaceutical industries (Pain Therapeutics, Inc. and SciClone Pharmaceuticals, Inc.).

Diversified Telecommunication Services were the sole area of the portfolio with a negative return, driven primarily by declines of MagicJack VocalTec Ltd. and Hawaiian Telcom Holdco, Inc. subsequent to negative earnings announcements. Real Estate sector holdings also detracted from returns due primarily to declines in Taiwan-based Real Estate Management & Developing holdings concurrent with concerns about potential macroeconomic weakness and reversal of a lengthy property market boom.

Strategy and Outlook
The fund is managed with a bottom-up investment approach with valuation being the key criteria. Once an investable opportunity set is assembled, securities are valued along two successive valuation approaches: i) valuation based on the company’s specific global industry, and ii) valuation based on the overall embedded business value of the company. Portfolio construction at Metis is a purely systematic process directly related to the security’s score: only those securities with the highest scores are considered for the portfolio. Metis optimizes the portfolio on value to maximize this score, resulting in the highest scoring stocks receiving the greatest weight. Country and industry exposures are a residual of this bottom-up process.

On a regional basis, our top overweight position is Japan, a country where we are finding deeply discounted opportunities given concerns about macroeconomic growth. Valuation metrics such as price-to-book and price-to-earnings ratios are well below historical (10 year) averages in Japan. Our portfolio holdings also have attractive dividend yields supported by high levels of on balance sheet cash and equivalents. These trends are noteworthy given that Japan’s micro-cap market is the second best performer amongst developed countries over the last five years (as of 10/31/16) and has a history of outperforming indices based on other capitalization levels.

49 | October 31, 2016

ALPS | Metis Global Micro Cap Fund

Management Commentary	October 31, 2016 (Unaudited)

Of further note, the value premium has been clearly demonstrated in Japan. In a Brandes Institute study (Value vs. Glamour: A Global Phenomenon) spanning the 1980-2012 period, Japan was among nine countries (Australia, Canada, France, Germany, Italy, Japan, Singapore, the UK, and the US) where the value premium was demonstrated to be most strongly evident.

The fund is also overweight positions in the US and Brazil. US holdings are primarily concentrated in cyclical industries such as Machinery; Oil, Gas, & Consumable Fuels; Energy Equipment and Services; Consumer Services; and Banking. Brazilian holdings follow a similar pattern with concentrations in Banking; Machinery; and Road & Rail shares. These patterns are consistent with market concerns about global macroeconomic growth and recent volatility in commodity prices.

Conversely, the fund is underweight shares in Europe given as operating metrics relative to corporate enterprise values appear less attractive as compared to other regions. Additionally, the fund is underweight the Asia Pacific ex Japan and Emerging Markets regions. The primary contributors to the lower allocations in these regions include underweight positions in areas such as Taiwan, Hong Kong, South Korea and China where valuations generally remain elevated, in our view.

Machel Allen, CFA
President and Chief Investment Officer

Michael Blasi, CFA
Research Analyst
The views of the authors and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writers’ current views. The views expressed are those of the authors only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither ALPS Advisors, Inc., Metis Global Partners, LLC, nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

Diversification cannot guarantee gain or prevent losses.

The Fund is new and has limited operating history.

50 | October 31, 2016

ALPS | Metis Global Micro Cap Fund

Performance Update	October 31, 2016 (Unaudited)

Performance of $10,000 Initial Investment (as of October 31, 2016)
Comparison of change in value of a $10,000 investment (includes maximum sales charges of 5.50%)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of October 31, 2016)

	6 Month	Since Inception^	Total Expense Ratio	What You Pay*
ALPS | Metis Global Micro Cap Fund - A - NAV	7.39%	14.80%	2.16%	2.10%
ALPS | Metis Global Micro Cap Fund - A - MOP	1.50%	8.51%
ALPS | Metis Global Micro Cap Fund - C - NAV	6.84%	14.00%	2.76%	2.70%
ALPS | Metis Global Micro Cap Fund - C - CDSC	5.84%	13.00%
ALPS | Metis Global Micro Cap Fund - I - NAV	7.48%	15.00%	1.76%	1.70%
S&P Global BMI Under $500 Million Index[1]	3.61%	7.88%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million. The Fund imposes a 2.00% redemption fee on shares held for less than 60 days.

Performance less than 1 year is cumulative.

51 | October 31, 2016

ALPS | Metis Global Micro Cap Fund

Performance Update	October 31, 2016 (Unaudited)

[1]
The S&P Global BMI Under $500 Million Index with net dividends is a comprehensive, rules-based index measuring global stock market performance of micro- and small- capitalization companies. It represents all issues in the S&P Global BMI (Broad Market Index (BMI) whose market capitalization at time of index constitution is less than $500 million. The S&P Global <$500M Index includes companies from both developed and emerging nations. An investor may not invest directly in an index.

^	Fund inception date of December 23, 2015.
*	What You Pay reflects the Advisor's decision to contractually limit expenses through February 28, 2017. Please see the prospectus for additional information.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

The ALPS | Metis Global Micro Cap Fund is new and has limited operating history.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Top Ten Holdings (as a % of Net Assets) †

Ultra Petroleum Corp.	1.10%
Bradken, Ltd.	0.94%
The Bank of Punjab	0.58%
Tiangong International Co., Ltd.	0.56%
JK Tyre & Industries Ltd.	0.52%
Watpac, Ltd.	0.50%
Assystem	0.50%
Sword Group	0.49%
Big 5 Sporting Goods Corp.	0.49%
Honda Tsushin Kogyo Co., Ltd.	0.49%
Top Ten Holdings	6.17%

Top Ten Country Allocation (as a % of Net Assets)†

Japan	23.24%
United States	20.91%
South Korea	7.97%
Taiwan	5.72%
Australia	5.03%
Great Britain	3.02%
Brazil	3.01%
Canada	2.82%
Hong Kong	2.18%
India	2.09%
Top Ten Country Allocation	75.99%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Tables present indicative values only. Excludes cash & cash equivalents.

52 | October 31, 2016

ALPS | Metis Global Micro Cap Fund

Statement of Investments	October 31, 2016

	Shares	Value (Note 2)
COMMON STOCKS (89.99%)
Australia (5.03%)
Beadell Resources, Ltd.(a)	162,844	$57,937
Bradken, Ltd.(a)	62,685	153,242
Cabcharge Australia, Ltd.	18,940	51,774
Cedar Woods Properties, Ltd.	11,880	40,576
Monadelphous Group, Ltd.	8,095	57,205
Prime Media Group, Ltd.	228,508	48,671
Reckon, Ltd.	47,702	57,333
Regis Resources, Ltd.	18,934	47,751
Resolute Mining, Ltd.	48,025	56,730
Sandfire Resources NL	11,613	45,808
Seven West Media, Ltd.	60,804	31,332
Slater & Gordon, Ltd.(a)	177,093	48,973
SMS Management & Technology, Ltd.	32,948	38,177
Watpac, Ltd.(a)	120,026	81,717
		817,226

Brazil (1.93%)
Direcional Engenharia SA	26,900	46,687
Kepler Weber SA	8,700	51,568
Mills Estruturas e Servicos de Engenharia SA(a)	29,900	47,211
Paranapanema SA	90,500	49,049
Rumo Logistica Operadora Multimodal SA(a)	29,200	65,407
Tegma Gestao Logistica SA(a)	21,100	54,006
		313,928

Canada (2.82%)
Clarke, Inc.	7,511	51,350
Essential Energy Services, Ltd.	91,985	39,776
Granite Oil Corp.	8,974	33,921
Horizon North Logistics, Inc.	33,404	45,326
Mandalay Resources Corp.	60,088	44,798
Nevsun Resources, Ltd.	13,977	40,536
Pizza Pizza Royalty Corp.	4,660	52,808
Torstar Corp., Class B	44,296	55,151
Western Energy Services Corp.	21,261	37,091
Yellow Pages, Ltd.(a)	3,556	57,610
		458,367

Chile (0.22%)
PAZ Corp. SA	44,751	36,446

China (0.88%)
Boer Power Holdings, Ltd.	129,000	51,695
Tiangong International Co., Ltd.	726,000	91,643
		143,338

France (1.51%)
Assystem	2,704	81,036
EuropaCorp(a)	10,269	46,669
Neopost SA	1,984	60,088

	Shares	Value (Note 2)
France (continued)
Solocal Group(a)	16,542	$57,138
		244,931

Germany (0.72%)
2G Energy AG	3,078	58,117
SHW AG	1,695	58,760
		116,877

Great Britain (3.02%)
Brammer PLC	56,681	72,152
CML Microsystems PLC	6,945	32,728
Games Workshop Group PLC	7,913	55,014
Gem Diamonds, Ltd.	31,375	44,548
Lavendon Group PLC	33,536	50,900
LSL Property Services PLC	13,923	33,146
Norcros PLC	23,659	43,076
Numis Corp. PLC	21,288	58,431
Utilitywise PLC	28,139	56,829
Vertu Motors PLC	85,840	44,917
		491,741

Greece (0.44%)
Aegean Marine Petroleum Network, Inc.	8,273	71,148

Hong Kong (2.18%)
APT Satellite Holdings, Ltd.	37,500	24,648
eSun Holdings, Ltd.(a)	446,000	42,457
G-Resources Group, Ltd.	2,400,000	42,169
Lisi Group Holdings, Ltd.	614,000	51,418
Playmates Holdings, Ltd.	40,000	46,718
Playmates Toys, Ltd.	228,000	35,776
REXLot Holdings, Ltd.(a)	2,725,000	46,380
Shougang Fushan Resources Group, Ltd.	300,000	64,861
		354,427

India (2.09%)
Ashapura Minechem, Ltd.(a)	51,351	54,826
Eros International Media, Ltd.(a)	16,587	49,319
JK Tyre & Industries, Ltd.	39,797	84,630
Oriental Bank of Commerce	30,762	59,375
Subex, Ltd.(a)	264,375	46,153
Welspun Corp., Ltd.	42,527	45,577
		339,880

Indonesia (0.86%)
Bekasi Fajar Industrial Estate Tbk PT	1,728,000	41,246
Elnusa Tbk PT	1,324,000	45,855
Kawasan Industri Jababeka Tbk PT(a)	2,317,900	53,279
		140,380

Ireland (0.29%)
Independent News & Media PLC(a)	359,475	46,564

Israel (0.96%)
Magic Software Enterprises, Ltd.	7,674	56,020

53 | October 31, 2016

ALPS | Metis Global Micro Cap Fund

Statement of Investments	October 31, 2016

	Shares	Value (Note 2)
Israel (continued)
magicJack VocalTec, Ltd.(a)	8,581	$52,773
Perion Network, Ltd.(a)	45,718	47,547
		156,340

Japan (23.24%)
Aizawa Securities Co., Ltd.	10,000	55,255
Asante, Inc.	3,600	54,565
Asmo Corp.	70,000	44,692
Broadleaf Co., Ltd.	5,600	62,948
Computer Engineering & Consulting, Ltd.	3,800	71,046
Computer Institute of Japan, Ltd.	10,400	49,995
Dai Nippon Toryo Co., Ltd.	21,000	44,929
Daiichi Jitsugyo Co., Ltd.	12,000	66,469
Dainichiseika Color & Chemicals Manufacturing Co., Ltd.	11,000	58,622
Ebara Jitsugyo Co., Ltd.	4,600	55,701
Eidai Co., Ltd.	14,000	60,454
Fuji Kiko Co., Ltd.	16,700	61,064
Fujisash Co., Ltd.	58,300	49,391
Fujitec Co., Ltd.	5,000	57,200
Fujitsu Frontech, Ltd.	5,600	66,935
GCA Corp.	6,400	47,735
Gun-Ei Chemical Industry Co., Ltd.	1,500	43,139
Happinet Corp.	4,500	47,575
Hochiki Corp.	4,600	54,178
Honda Tsushin Kogyo Co., Ltd.	6,300	79,120
Ichiyoshi Securities Co., Ltd.	6,100	45,738
IwaiCosmo Holdings, Inc.	5,000	43,463
Iwasaki Electric Co., Ltd.	29,000	44,714
Janome Sewing Machine Co., Ltd.(a)	9,900	73,081
Japan Digital Laboratory Co., Ltd.	2,900	45,069
JCU Corp.	1,700	68,931
Kasai Kogyo Co., Ltd.	5,700	64,558
Koatsu Gas Kogyo Co., Ltd.	8,000	53,508
Kurimoto, Ltd.	3,100	57,813
Kyowa Leather Cloth Co., Ltd.	7,100	51,511
The Michinoku Bank, Ltd.	21,000	41,818
The Mie Bank, Ltd.	2,900	59,136
MIMAKI ENGINEERING Co., Ltd.	13,200	73,818
ND Software Co., Ltd.	3,600	29,054
Nichireki Co., Ltd.	7,900	62,166
Nihon House Holdings Co., Ltd.	14,900	55,869
Nihon Nohyaku Co., Ltd.	11,200	61,163
Nippon Hume Corp.	9,600	63,549
Nippon Seisen Co., Ltd.	12,000	58,188
Nissei Plastic Industrial Co., Ltd.	8,700	68,778
Nittetsu Mining Co., Ltd.	1,600	66,760
Ohashi Technica, Inc.	3,300	44,059
Osaka Soda Co., Ltd.	11,000	47,028
Oyo Corp.	4,900	56,661
Poletowin Pitcrew Holdings, Inc.	7,300	60,734
Roland DG Corp.	2,800	66,112
Ryoden Corp.	9,000	57,857
Sankyo Seiko Co., Ltd.	14,900	48,763
Sansha Electric Manufacturing Co., Ltd.	8,700	39,511

	Shares	Value (Note 2)
Japan (continued)
Sanyo Trading Co., Ltd.	4,500	$56,930
Sun Frontier Fudousan Co., Ltd.	5,400	51,476
Tabuchi Electric Co., Ltd.	12,200	38,942
Tachikawa Corp.	5,400	39,301
Tatsuta Electric Wire and Cable Co., Ltd.	15,900	63,163
Tayca Corp.	12,000	63,621
The Tochigi Bank, Ltd.	15,000	72,320
Togami Electric Manufacturing Co., Ltd.	12,000	48,907
Tokyo Tekko Co., Ltd.	15,000	65,286
Toli Corp.	16,000	57,041
Tosho Printing Co., Ltd.	12,000	54,303
The Towa Bank, Ltd.	65,000	68,698
Uchida Yoko Co., Ltd.	12,000	50,030
West Holdings Corp.	8,800	69,858
Yachiyo Industry Co., Ltd.	5,900	51,163
YAMABIKO Corp.	7,200	71,202
Yuasa Trading Co., Ltd.	2,300	55,100
Zuken, Inc.	5,800	59,371
		3,777,135

Luxembourg (0.49%)
Sword Group	2,667	79,955

Malaysia (1.44%)
Chin Well Holdings Bhd	150,300	60,131
George Kent Malaysia Bhd	129,625	76,607
KSL Holdings Bhd	185,700	49,136
Land & General Bhd	547,600	48,951
		234,825

Netherlands (0.38%)
BinckBank NV	10,472	62,141

New Zealand (0.73%)
Skellerup Holdings, Ltd.	59,350	60,648
Steel & Tube Holdings, Ltd.	37,316	58,439
		119,087

Norway (0.90%)
BW Offshore, Ltd.(a)	1,801,646	73,990
Kvaerner ASA	55,674	73,040
		147,030

Pakistan (0.94%)
Bank Alfalah, Ltd.	207,500	58,369
The Bank of Punjab(a)	635,000	94,584
		152,953

Poland (0.26%)
Getin Noble Bank SA(a)	126,461	42,226

Singapore (1.23%)
Cape PLC	21,179	53,855
CW Group Holdings, Ltd.	183,500	37,752
SHS Holdings, Ltd.	389,900	54,369

54 | October 31, 2016

ALPS | Metis Global Micro Cap Fund

Statement of Investments	October 31, 2016
	Shares	Value (Note 2)
Singapore (continued)
UMS Holdings, Ltd.	122,000	$54,368
		200,344

South Africa (0.23%)
PPC, Ltd.	93,303	38,095

South Korea (7.97%)
Bluecom Co., Ltd.	3,746	41,615
Daeyang Electric Co., Ltd.(a)	4,841	49,026
Dong-A Hwasung Co., Ltd.	10,659	44,103
Dongyang E&P, Inc.	4,360	50,960
Hanmi Semiconductor Co., Ltd.	4,145	50,142
Hy-Lok Corp.	2,801	55,700
Hyundai Engineering Plastics Co., Ltd.	6,693	52,721
iMarketKorea, Inc.	4,532	50,571
Interpark Holdings Corp.	9,743	42,436
Kangnam Jevisco Co., Ltd.	1,669	54,333
KISCO Corp.	1,531	50,293
KONA I Co., Ltd.	3,700	38,624
Kortek Corp.	4,860	59,582
Kukdo Chemical Co., Ltd.	1,001	47,333
Kwang Myung Electric Engineering Co., Ltd.(a)	23,821	66,485
NEOWIZ HOLDINGS Corp.	4,201	57,768
Sammok S-Form Co., Ltd.	4,878	58,752
SBS Contents Hub Co., Ltd.	5,355	41,250
SeAH Special Steel Co., Ltd.	4,184	70,413
Sejoong Co., Ltd.	14,545	54,635
Seoyon Electronics Co., Ltd.	19,519	53,176
SJM Co., Ltd.	8,912	47,852
TK Corp.	7,002	51,750
YeaRimDang Publishing Co., Ltd.(a)	9,394	34,838
Yoosung Enterprise Co., Ltd.	20,174	71,219
		1,295,577

Sweden (0.79%)
Medivir AB, B Shares(a)	7,791	57,146
Semcon AB	13,912	71,996
		129,142

Taiwan (5.72%)
Ability Enterprise Co., Ltd.	99,000	48,568
Apacer Technology, Inc.	42,880	45,028
China General Plastics Corp.	95,880	76,634
Clevo Co.	59,000	53,988
Cyberlink Corp.	24,000	47,730
Daxin Materials Corp.	52,000	58,332
Formosan Rubber Group, Inc.	100,800	46,897
Hung Poo Real Estate Development Corp.	63,000	51,804
KEE TAI Properties Co., Ltd.	121,000	38,688
Kinik Co.	34,000	56,161
Kuoyang Construction Co., Ltd.	146,000	57,375
LEE CHI Enterprises Co., Ltd.	145,000	46,385
Lion Travel Service Co., Ltd.	19,000	48,110
Radium Life Tech Co., Ltd.(a)	162,000	45,929

	Shares	Value (Note 2)
Taiwan (continued)
Sinmag Equipment Corp.	15,000	$70,318
We&Win Diversification Co., Ltd.	165,000	48,078
Wowprime Corp.	12,000	43,898
Yungshin Construction & Development Co., Ltd.	60,000	45,565
		929,488

Thailand (1.53%)
Asia Plus Group Holdings PCL	520,900	50,569
Dhipaya Insurance PCL	48,507	58,205
Hwa Fong Rubber Thailand PCL	370,884	47,141
Raimon Land PCL	1,333,900	47,191
Somboon Advance Technology PCL	128,800	45,267
		248,373

Turkey (0.28%)
EGE Seramik Sanayi ve Ticaret AS(a)	40,752	45,753

United States (20.91%)
Alaska Communications Systems Group, Inc.(a)	26,777	43,379
American Public Education, Inc.(a)	1,817	36,613
Ampco-Pittsburgh Corp.	3,977	42,952
ARC Document Solutions, Inc.(a)	12,508	42,902
Atwood Oceanics, Inc.	4,397	33,549
Autobytel, Inc.(a)	3,515	57,470
Aware, Inc.(a)	11,811	61,712
Baldwin & Lyons, Inc., Class B	2,031	49,963
Big 5 Sporting Goods Corp.	5,124	79,421
Bravo Brio Restaurant Group, Inc.(a)	6,490	29,205
Bridgepoint Education, Inc.(a)	7,186	48,577
C&F Financial Corp.	1,147	47,945
CARBO Ceramics, Inc.	4,139	25,248
CDI Corp.	6,430	39,545
Chart Industries, Inc.(a)	2,072	57,477
Ciber, Inc.(a)	38,710	39,484
Computer Task Group, Inc.	9,912	43,216
Core Molding Technologies, Inc.(a)	3,568	62,155
Crawford & Co., Class B	4,490	50,513
CSS Industries, Inc.	1,877	47,113
DXP Enterprises, Inc.(a)	3,178	69,248
Federated National Holding Co.	2,414	43,235
First BanCorp(a)	11,784	60,452
First Bancorp/Southern Pines NC	2,841	56,167
Franklin Covey Co.(a)	3,240	59,292
Geospace Technologies Corp.(a)	3,231	59,547
Gold Resource Corp.	11,002	62,491
Hallador Energy Co.	7,963	70,392
Harte-Hanks, Inc.	27,477	38,743
Hawaiian Telcom Holdco, Inc.(a)	2,243	46,026
HCI Group, Inc.	1,824	49,449
Houston Wire & Cable Co.	9,050	48,418
Hovnanian Enterprises, Inc., Class A(a)	29,462	45,961
Hurco Cos, Inc.	1,647	43,151
Hyster-Yale Materials Handling, Inc.	834	48,547

55 | October 31, 2016

ALPS | Metis Global Micro Cap Fund

Statement of Investments	October 31, 2016

	Shares	Value (Note 2)
United States (continued)
Iconix Brand Group, Inc.(a)	7,501	$59,108
IDT Corp., Class B	3,410	61,005
Johnson Outdoors, Inc., Class A	1,859	66,887
LB Foster Co., Class A	5,007	62,087
Liberty Tax, Inc.	3,655	43,312
Liquidity Services, Inc.(a)	6,474	57,295
Manning & Napier, Inc.	6,160	42,504
Monster Worldwide, Inc.(a)	19,569	66,730
NewLink Genetics Corp.(a)	4,791	58,211
OFG Bancorp	5,553	59,139
Orrstown Financial Services, Inc.	2,733	57,120
PAM Transportation Services, Inc.(a)	2,890	56,933
Park-Ohio Holdings Corp.	1,722	55,018
Pzena Investment Management, Inc., Class A	6,862	49,955
Radio One, Inc., Class D(a)	17,387	43,468
REX American Resources Corp.(a)	833	65,799
Saga Communications, Inc., Class A	1,061	44,562
Strattec Security Corp.	1,239	43,985
TravelCenters of America LLC(a)	6,138	39,283
Travelzoo, Inc.(a)	5,999	61,190
TRC Cos, Inc.(a)	7,752	63,179
Twin Disc, Inc.	4,730	51,131
Ultra Petroleum Corp.(a)	27,910	178,344
Unisys Corp.(a)	6,969	72,825
VOXX International Corp.(a)	16,406	67,265
VSE Corp.	1,449	41,789
Weight Watchers International, Inc.(a)	4,445	45,695
ZAGG, Inc.(a)	7,315	47,548
		3,400,925

TOTAL COMMON STOCKS (Cost $13,691,044)		14,634,642

PREFERRED STOCKS (1.08%)
Brazil (1.08%)
Banco ABC Brasil SA	12,200	58,669
Banco do Estado do Rio Grande do Sul SA, Class B	16,400	70,799
Centrais Eletricas Santa Catarina	10,700	46,494
		175,962

TOTAL PREFERRED STOCKS (Cost $89,133)		175,962

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (8.55%)
Money Market Fund (8.55%)
Morgan Stanley Institutional Liquidity Fund - Prime Portfolio	0.587%	1,390,997	$1,390,997

TOTAL SHORT TERM INVESTMENTS (Cost $1,390,997)			1,390,997

TOTAL INVESTMENTS (99.62%) (Cost $15,171,174)			$16,201,601

Other Assets In Excess Of Liabilities	(0.38%)		61,183
NET ASSETS - 100.00%			$16,262,784

(a)	Non-Income Producing Security.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

56 | October 31, 2016

ALPS | Metis Global Micro Cap Fund

Statement of Assets and Liabilities	October 31, 2016

ASSETS
Investments, at value	$16,201,601
Cash	113
Foreign currency, at value (Cost $75,027)	74,641
Receivable for shares sold	250
Dividends and interest receivable	45,131
Receivable due from advisor	17,894
Deferred offering costs	11,610
Prepaid expenses and other assets	1,848
Total Assets	16,353,088
LIABILITIES
Payable for foreign capital gains tax	2,417
Administration and transfer agency fees payable	36,992
Distribution and services fees payable	840
Trustees' fees and expenses payable	89
Professional fees payable	17,911
Accrued expenses and other liabilities	32,055
Total Liabilities	90,304
NET ASSETS	$16,262,784
NET ASSETS CONSIST OF
Paid‐in capital	$14,284,852
Accumulated net investment income	164,129
Accumulated net realized gain	787,226
Net unrealized appreciation	1,026,577
NET ASSETS	$16,262,784
INVESTMENTS, AT COST	$15,171,174
PRICING OF SHARES
Class A:
Net Asset Value, offering and redemption price per share	$11.48
Net Assets	$820,451
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	71,496
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$12.15
Class C:
Net Asset Value, offering and redemption price per share(a)	$11.40
Net Assets	$255,194
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	22,381
Class I:
Net Asset Value, offering and redemption price per share	$11.50
Net Assets	$15,187,139
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,320,860

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's Prospectus.

See Notes to Financial Statements.

57 | October 31, 2016

ALPS | Metis Global Micro Cap Fund

Statement of Operations	For the Period December 24, 2015 (Commencement) to October 31, 2016

INVESTMENT INCOME
Dividends	$311,411
Foreign taxes withheld on dividends	(27,057)
Total Investment Income	284,354

EXPENSES
Investment advisory fees	129,187
Administrative fees	53,959
Transfer agency fees	306
Distribution and service fees
Class A	538
Class C	562
Professional fees	21,544
Delegated transfer agent equivalent services
Class I	1,064
Reports to shareholders and printing fees	2,373
State registration fees	3,127
Custody fees	66,122
Trustees' fees and expenses	230
Offering costs	65,777
Miscellaneous expenses	8,745
Total Expenses	353,534
Less fees waived/reimbursed by investment advisor (Note 8)
Class A	(3,182)
Class C	(1,243)
Class I	(172,314)
Net Expenses	176,795
Net Investment Income	107,559
Net realized gain on investments	789,078
Net realized gain on foreign currency transactions	1,983
Net realized loss on foreign capital gains tax	(141)
Net Realized Gain	790,920
Net change in unrealized appreciation on investments	1,030,427
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currencies	(1,433)
Net change in unrealized loss on foreign capital gains tax	(2,417)
Net Change in Unrealized Appreciation	1,026,577
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	1,817,497
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,925,056

See Notes to Financial Statements.

58 | October 31, 2016

ALPS | Metis Global Micro Cap Fund

Statement of Changes in Net Assets

For the Period December 24, 2015 (Commencement) to October 31, 2016
OPERATIONS
Net investment income	$107,559
Net realized gain	790,920
Net change in unrealized appreciation	1,026,577
Net Increase in Net Assets Resulting from Operations	1,925,056

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class A	821,225
Class C	250,590
Class I	13,303,600
Shares redeemed
Class A	(10,255)
Class I	(27,432)
Net Increase in Net Assets Derived from Beneficial Interest Transactions	14,337,728

Net increase in net assets	16,262,784

NET ASSETS
Beginning of year	–
End of year *	$16,262,784
*Including accumulated net investment income of:	$164,129

See Notes to Financial Statements.

59 | October 31, 2016

ALPS | Metis Global Micro Cap Fund – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Period December 24, 2015 (Commencement) to October 31, 2016
Net asset value, beginning of period	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.11
Net realized and unrealized gain	1.36
Total from investment operations	1.47

REDEMPTION FEES ADDED TO PAID‐IN CAPITAL (NOTE 6)	0.01
Net increase in net asset value	1.48
Net asset value, end of year	$11.48
TOTAL RETURN(b)	14.80%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$820
Ratio of expenses to average net assets excluding fee waivers and reimbursements	4.47	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	2.10	%(c)
Ratio of net investment income to average net assets	1.12	%(c)
Portfolio turnover rate(d)	77%

(a)	Calculated using the average shares method.
(b)
Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

60 | October 31, 2016

ALPS | Metis Global Micro Cap Fund – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Period December 24, 2015 (Commencement) to October 31, 2016
Net asset value, beginning of period	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.02
Net realized and unrealized gain	1.38
Total from investment operations	1.40

Net increase in net asset value	1.40
Net asset value, end of year	$11.40
TOTAL RETURN(b)	14.00%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$255
Ratio of expenses to average net assets excluding fee waivers and reimbursements	4.91	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	2.70	%(c)
Ratio of net investment income to average net assets	0.18	%(c)
Portfolio turnover rate(d)	77%

(a)	Calculated using the average shares method.
(b)
Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

61 | October 31, 2016

ALPS | Metis Global Micro Cap Fund – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Period December 24, 2015 (Commencement) to October 31, 2016
Net asset value, beginning of period	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.09
Net realized and unrealized gain	1.41
Total from investment operations	1.50

Net increase in net asset value	1.50
Net asset value, end of year	$11.50
TOTAL RETURN(b)	15.00%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$15,187
Ratio of expenses to average net assets excluding fee waivers and reimbursements	3.40	%(c)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.70	%(c)
Ratio of net investment income to average net assets	1.04	%(c)
Portfolio turnover rate(d)	77%

(a)	Calculated using the average shares method.
(b)
Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Annualized.
(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

62 | October 31, 2016

ALPS | Red Rocks Listed Private Equity Fund

Management Commentary	October 31, 2016 (Unaudited)

Overview

Priced to Perfection?
Private equity is a long cycle asset class. It takes time to find the right company in which to invest at the right price. It takes even longer to fix and/or build that company; people, systems, product/service rationalization, pricing, sales channels, etc. Done properly with sufficient time and favorable capital markets the results can be good. Sometimes quite good. At the end of the investment stage, a private equity firm hopes to make a multiple on their invested capital through an exit; IPO (Initial Public Offering), strategic sale, trade buyer, MBO (Management BuyOut) or sale to another private equity buyer. At the same time a lot can go wrong. Risks include weak management, poor implementation, incorrect buy side assumptions, product/service issues, increased competition, regulatory changes, challenging capital markets, a contraction of the cash flow/EBITDA- (Earnings Before Income Taxes, Depreciation and Amortization) multiple within the sector, etc. Many of these risks can be mitigated. For example, private equity firms try to buy a company at a low EBITDA-multiple to mitigate the multiple-contraction risk. It gives them a cushion if multiples don’t expand. The old expression buy low, sell high comes to mind.

It is this consideration (the EBITDA-multiple that a private equity firm pays when they make their initial investment) that has a lot of experienced private equity professionals asking themselves if they’re ‘paying too much in the current market for new investments?’ It appears that companies are priced to perfection. Everything has to go perfectly for the private equity firm to make their assumed return on investment. This is not a new phenomenon. It’s been building over the last several years. The same high valuations that have created near-ideal conditions to sell existing, older investments have made it difficult to make new investments at attractive EBITDA-multiples. Unless a company needs fixing or requires a restart, the valuations are frequently “full”; oftentimes “very full”.  Several executives within the private equity community have pointed to the Federal Reserve’s near-zero interest rate policies. A speaker at the recent (September 2016) Wall Street Journal Private Equity Analyst Conference in New York said: “For any professional investor, this is the most difficult period we’ve ever experienced.  You have historically high multiples of cash flows [EBITDA] and low yields. I’ve never seen it in my career. It’s the most treacherous moment.” The speaker mentioned that his firm is not finding value in large leveraged buyouts of publicly-traded companies. Instead they are looking at smaller companies with lower leverage and, hopefully, with lower EBITDA multiples. Net-net: That particular private equity company continues to sell more assets than it is buying. Probably because of valuations.

And therein lies the quandary. As long as there are no hiccups or a market correction, high EBITDA-multiple entry valuations work. If there is a hiccup or a market reset, then it doesn’t work so well. Are companies priced to perfection? The answer to that rests in the eye of the beholder.
Portfolio Review
For the twelve months ended October 31, 2016, the Fund’s A shares, LPEFX, returned 0.76%, (Class A delivered a net return of -4.73% at MOP), compared with 1.18% and 0.48% for the MSCI World Index and the Red Rocks Global Listed Private Equity Index, respectively .

During the period, we added Alleghany Corp, Brookfield Infrastructure Partners LP, FNFV Group, Fortive Group, IAC/Interactive Corp, Indus Holding AG, Intermediate Capital Group PLC, Kinnevik AB, Liberty SiriusXM Group, Liberty Ventures, Macquarie Infrastructure Company and Oaktree Capital Group, while we exited Altamir, Apollo Global Management, Ares Management LP, Fifth Street Senior Floating Rate Corp, ICG Graphite Enterprise Trust PLC, IP Group PLC, Oakley Capital Investments, Pantheon International Participations PLC, Ratos AB and Sofina.

Net contributors to performance for the period included:

●	Aurelius Equity Opportunities SE CO KGAA
●	Schouw & Co
●	SVG Capital PLC

Net detractors to performance for the period included:

●	Ackermans & Van Haaren
●	Eurazeo
●	The Blackstone Group LP

Beyond full valuations, several macro factors affected performance, most notably:

●
UK vote to leave the EU (“Brexit”) - the Fund has significant exposure to British Pound-denominated assets. After the Brexit vote, the British Pound depreciated sharply relative to the US dollar and other major currencies, which was a detractor to performance.

●
Uncertainty surrounding U.S. Presidential Election – at a very high level, the proposed policies of the two major party presidential candidates were either, a) general continuation of the fiscal, economic and foreign policies of the current administration, or b) significant policy changes, especially in economic and trade policies. The uncertainty of which candidate’s policies would be enacted was reflected in lower valuations in many of the Fund’s holdings.

●
Anticipation of the Federal Reserve raising interest rates – listed private equity companies use equity and debt capital to acquire and improve their portfolio companies. Their cost of capital is a significant component of their cost structure and is influenced by the interest rates established by the U.S. Federal Reserve. Generally, lower interest rates result in lower borrowing costs and potentially improve margins of listed private equity companies, while rising rates can increase borrowing costs, reduce margins and result in lower valuations of listed private equity companies.

63 | October 31, 2016

ALPS | Red Rocks Listed Private Equity Fund

Management Commentary	October 31, 2016 (Unaudited)

●
Continued strengthening of the US dollar – the Fund has significant exposure to non-US dollar denominated assets. When the US dollar appreciates in value relative to other currencies, the impact is lower valuations and a detractor to performance.

Outlook
I would be hard pressed to cite any institutional investor who isn’t losing some degree of sleep these days because of elevated valuations. Some say ‘high’. And yet with a near-zero to zero interest rate policy from the Federal Reserve and other Central Banks that’s created a new reality. It’s pushing equity valuations up for both public and private companies. Not to worry say some pundits. Where else are you going to put your money? Hmmm.

Private equity managers don’t need to put money to work. They’d like to. That’s what they’re tasked to do by their institutional limited partners. But they don’t need to; their capital usually comes in the form of callable commitments, not forced upon them to invest. They’re patient. They can wait out the cycle. Unfortunately, this period of elevated–to-high valuations appears that it may last longer than the usual cycle. I guess we’ll have to see what  gives first.

As always, we appreciate your continued support and interest in Red Rocks and the Listed Private Equity strategy.

Adam Goldman
Co-Portfolio Manager

The views of the author and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither ALPS Advisors, Inc., Red Rocks Capital LLC, nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

Diversification cannot guarantee gain or prevent losses.

64 | October 31, 2016

ALPS | Red Rocks Listed Private Equity Fund

Performance Update	October 31, 2016 (Unaudited)

Performance of $10,000 Initial Investment (as of October 31, 2016)
Comparison of change in value of a $10,000 investment (includes maximum sales charges of 5.50%)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of October 31, 2016)

	6 Month	1 Year	3 Year	5 Year	Since Inception^	Total Expense Ratio	What You Pay*
Class A (NAV)	3.11%	0.76%	3.10%	11.49%	0.25%	2.03%	2.03%
Class A (MOP)	-2.63%	-4.73%	1.17%	10.22%	-0.39%
Class C (NAV)	2.90%	0.34%	2.52%	10.77%	-0.51%	2.68%	2.68%
Class C (CDSC)	1.90%	-0.59%	2.52%	10.77%	-0.51%
Class I	3.40%	1.27%	3.48%	11.84%	0.56%	1.73%	1.73%
Class R	3.20%	0.67%	3.05%	11.50%	0.03%	2.17%	2.17%
MSCI World Index[1]	2.55%	1.79%	4.40%	9.65%	3.47%
Red Rocks Global Listed Private Equity Index[2]	4.36%	0.48%	2.91%	11.54%	1.10%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million. The Fund imposes a 2.00% redemption fee on shares held for less than 90 days.

Performance less than 1 year is cumulative.

65 | October 31, 2016

ALPS | Red Rocks Listed Private Equity Fund

Performance Update	October 31, 2016 (Unaudited)

Performance shown for Class C shares prior to June 30, 2010 reflects the historical performance of the Fund’s Class A shares, calculated using the fees and expenses of Class C shares.

[1]
MSCI World Index: Morgan Stanley Capital International’s market capitalization weighted index is composed of companies representative of the market structure of 22 developed market countries in North America, Europe and the Asia/Pacific Region. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

[2]
The Red Rocks Global Listed Private Equity Index includes securities, ADRs and GDRs of 40 to 75 private equity companies, including business development companies, master limited partnerships and other vehicles whose principal business is to invest in, lend capital to or provide services to privately held companies. The Red Rocks Global Listed Private Equity Index is managed by the Fund’s Sub-Advisor. An investor may not invest directly in an index.

^	Fund inception date of December 31, 2007 for Classes A, I, and R; Fund inception date June 30, 2010 for Class C.
*
What You Pay reflects the Advisor's and Sub-Advisor’s decision to contractually limit expenses through February 28, 2017 and Acquired Fund Fees and Expenses of 0.57%. Please see the current prospectus for additional information.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested.

Listed Private Equity Companies are subject to various risks depending on their underlying investments, which could include, but are not limited to, additional liquidity risk, industry risk, non-U.S. security risk, currency risk, credit risk, managed portfolio risk and derivatives risk (derivatives risk is the risk that the value of the Listed Private Equity Companies’ derivative investments will fall because of pricing difficulties or lack of correlation with the underlying investment).

There are inherent risks in investing in private equity companies, which encompass financial institutions or vehicles whose principal business is to invest in and lend capital to privately held companies. Generally, little public information exists for private and thinly traded companies, and there is a risk that investors may not be able to make a fully informed investment decision.

Listed Private Equity Companies may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be adversely impacted by the poor performance of a small number of investments, or even a single investment, particularly if a company experiences the need to write down the value of an investment.

Certain of the Fund’s investments may be exposed to liquidity risk due to low trading volume, lack of a market maker or legal restrictions limiting the ability of the Fund to sell particular securities at an advantageous price and/or time. As a result, these securities may be more difficult to value. Foreign investing involves special risks, such as currency fluctuations and political uncertainty. The Fund invests in derivatives and is subject to the risk that the value of those derivative investments will fall because of pricing difficulties or lack of correlation with the underlying investment.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

66 | October 31, 2016

ALPS | Red Rocks Listed Private Equity Fund

Performance Update	October 31, 2016 (Unaudited)

Top Ten Holdings (as a % of Net Assets) †

Aurelius Equity Opportunities SE & Co. KGaA	6.66%
3i Group PLC	5.18%
Brookfield Asset Management, Inc., Class A	5.14%
SVG Capital PLC	4.84%
Ackermans & van Haaren N.V.	4.53%
HarbourVest Global Private Equity, Ltd.	4.49%
Onex Corp.	4.28%
The Blackstone Group LP	4.16%
Investor AB, B Shares	4.12%
Schouw & Co. AB	3.48%
Top Ten Holdings	46.88%

†	Holdings are subject to change and my not reflect the current or future position of the portfolio. Table presents indicative values only.

Industry Sector Allocation (as a % of Net Assets)

67 | October 31, 2016

ALPS | Red Rocks Listed Private Equity Fund

Statement of Investments	October 31, 2016

	Shares	Value (Note 2)
CLOSED‐END FUNDS (7.64%)
Apax Global Alpha, Ltd.	3,455,779	$6,059,298
HBM Healthcare Investments AG, Class A	84,144	8,490,504
HgCapital Trust PLC	590,871	10,479,552
		25,029,354

TOTAL CLOSED‐END FUNDS
(Cost $25,225,468)		25,029,354

COMMON STOCKS (90.50%)
Communications (4.80%)
Internet (3.57%)
IAC/InterActiveCorp	113,449	7,310,653
Liberty Ventures, Series A(a)	109,461	4,367,494
		11,678,147

Media (1.23%)
Liberty Media Corp-Liberty SiriusXM, Class A(a)	121,233	4,033,422

TOTAL COMMUNICATIONS		15,711,569

Consumer, Non-Cyclical (1.39%)
Commercial Services (1.39%)
Macquarie Infrastructure Corp.	55,414	4,533,419

TOTAL CONSUMER, NON-CYCLICAL		4,533,419

Diversified (12.35%)
Holding Companies-Diversified Operations (12.35%)
Ackermans & van Haaren N.V.	106,870	14,846,412
Remgro, Ltd.	263,084	4,370,507
Schouw & Co. AB	179,602	11,411,001
Wendel SA	85,339	9,817,759
		40,445,679

TOTAL DIVERSIFIED		40,445,679

Financials (65.31%)
Diversified Financial Services (10.00%)
The Blackstone Group LP	543,932	13,614,618
The Carlyle Group LP	208,559	3,232,665
FNFV Group(a)	571,512	6,886,720
Intermediate Capital Group PLC	787,000	5,832,712
KKR & Co. LP	223,876	3,176,800
		32,743,515

Insurance (2.83%)
Alleghany Corp.(a)	17,946	9,263,905
	Shares	Value (Note 2)
Investment Companies (34.88%)
3i Group PLC	2,066,675	$16,973,694
Ares Capital Corp.	608,188	9,305,276
Aurelius Equity Opportunities SE & Co. KGaA	366,006	21,808,791
Eurazeo SA	129,973	7,480,602
Grand Parade Investments, Ltd.	5,246,766	1,459,192
Hosken Consolidated Investments, Ltd.	501,484	4,723,350
Investment AB Kinnevik, B Shares	212,640	5,377,122
Investor AB, B Shares	379,900	13,505,742
mutares AG	71,140	1,040,602
Oaktree Capital Group LLC	63,868	2,656,909
Onex Corp.	216,744	14,019,764
SVG Capital PLC(a)	1,844,285	15,858,278
		114,209,322

Private Equity (12.47%)
Castle Private Equity, Ltd.(a)	192,983	3,003,323
Electra Private Equity PLC	165,299	8,710,138
HarbourVest Global Private Equity, Ltd.(a)	1,116,204	14,687,021
Riverstone Energy, Ltd.(a)	534,414	8,137,291
Standard Life European Private Equity Trust PLC, Ordinary Shares	1,822,000	6,300,115
		40,837,888

Real Estate (5.13%)
Brookfield Asset Management, Inc., Class A	480,145	16,814,678

TOTAL FINANCIALS		213,869,308

Industrials (5.31%)
Electronics (0.79%)
Fortive Corp.	50,386	2,572,205

Miscellaneous Manufacturers (4.52%)
Danaher Corp.	111,215	8,735,939
Indus Holding AG	103,000	6,072,897
		14,808,836

TOTAL INDUSTRIALS		17,381,041

68 | October 31, 2016

ALPS | Red Rocks Listed Private Equity Fund

Statement of Investments	October 31, 2016

	Shares	Value (Note 2)
Utilities (1.34%)
Electric (1.34%)
Brookfield Infrastructure Partners LP	130,102	$4,401,351

TOTAL UTILITIES		4,401,351

TOTAL COMMON STOCKS (Cost $273,612,431)		296,342,367

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (2.32%)
Money Market Fund (2.32%)
State Street Institutional Treasury Plus Money Market Fund	0.221%	7,592,066	7,592,066

TOTAL SHORT TERM INVESTMENTS (Cost $7,592,066)			7,592,066

TOTAL INVESTMENTS (100.46%) (Cost $306,429,965)			$328,963,787

Liabilities In Excess Of Other Assets (-0.46%)			(1,515,805)

NET ASSETS (100.00%)			$327,447,982

(a)	Non-Income Producing Security.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

69 | October 31, 2016

ALPS | Red Rocks Listed Private Equity Fund

Statement of Assets and Liabilities	October 31, 2016

ASSETS
Investments, at value	$328,963,787
Foreign currency, at value (Cost $9,536)	9,517
Receivable for investments sold	452,767
Receivable for shares sold	182,151
Dividends receivable	769,752
Prepaid expenses and other assets	11,432
Total Assets	330,389,406
LIABILITIES
Payable for investments purchased	2,157,270
Payable for shares redeemed	231,478
Investment advisory fees payable	236,223
Administration and transfer agency fees payable	112,198
Distribution and services fees payable	116,727
Professional fees payable	31,108
Custody fees payable	20,049
Accrued expenses and other liabilities	36,371
Total Liabilities	2,941,424
NET ASSETS	$327,447,982
NET ASSETS CONSIST OF
Paid-in capital	$318,153,853
Accumulated net investment loss	(7,312,477)
Accumulated net realized loss	(5,850,998)
Net unrealized appreciation	22,457,604
NET ASSETS	$327,447,982
INVESTMENTS, AT COST	$306,429,965
PRICING OF SHARES
Class A:
Net Asset Value, offering and redemption price per share	$6.29
Net Assets	$128,920,251
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	20,482,642
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$6.66
Class C:
Net Asset Value, offering and redemption price per share(a)	$6.04
Net Assets	$14,784,428
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	2,449,722
Class I:
Net Asset Value, offering and redemption price per share	$6.39
Net Assets	$180,891,576
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	28,325,532
Class R:
Net Asset Value, offering and redemption price per share	$5.48
Net Assets	$2,851,727
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	520,739

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's Prospectus.

See Notes to Financial Statements.

70 | October 31, 2016

ALPS | Red Rocks Listed Private Equity Fund

Statement of Operations	For the Year Ended October 31, 2016

INVESTMENT INCOME
Dividends	$11,251,220
Foreign taxes withheld on dividends	(919,960)
Total Investment Income	10,331,260

EXPENSES
Investment advisory fees	3,357,874
Administrative fees	320,901
Transfer agency fees	314,669
Distribution and service fees
Class A	535,662
Class C	157,929
Class R	15,198
Professional fees	42,337
Delegated transfer agent equivalent services
Class A	8,642
Class C	9,104
Class I	192,020
Class R	805
Reports to shareholders and printing fees	101,372
State registration fees	83,097
SEC registration fees	123
Insurance fees	4,931
Custody fees	82,889
Trustees' fees and expenses	11,426
Miscellaneous expenses	12,887
Total Expenses	5,251,866
Net Investment Income	5,079,394
Net realized gain on investments	5,325,295
Net realized loss on foreign currency transactions	(186,469)
Net Realized Gain	5,138,826
Net change in unrealized depreciation on investments	(18,101,736)
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currencies	(45,831)
Net Change in Unrealized Depreciation	(18,147,567)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(13,008,741)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(7,929,347)

See Notes to Financial Statements.

71 | October 31, 2016

ALPS | Red Rocks Listed Private Equity Fund

Statements of Changes in Net Assets

	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
OPERATIONS
Net investment income	$5,079,394	$4,260,492
Net realized gain	5,138,826	36,440,573
Net realized gain distributions from other investment companies	–	6,673
Net change in unrealized depreciation	(18,147,567)	(13,183,350)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(7,929,347)	27,524,388

DISTRIBUTIONS
Dividends to shareholders from net investment income
Class A	(6,248,174)	(6,787,971)
Class C	(630,713)	(546,212)
Class I	(10,024,183)	(8,199,257)
Class R	(128,992)	(38,970)
Dividends to shareholders from net realized gains
Class A	(7,618,574)	(640,746)
Class C	(793,436)	(55,244)
Class I	(12,028,227)	(732,422)
Class R	(157,523)	(3,531)
Net Increase/ (Decrease) in Net Assets from Distributions	(37,629,822)	17,004,353

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class A	31,102,997	75,334,373
Class C	2,197,631	5,854,839
Class I	84,505,922	130,086,390
Class R	1,259,547	2,675,544
Dividends reinvested
Class A	12,476,384	6,770,481
Class C	933,873	409,526
Class I	14,054,048	4,364,013
Class R	251,373	41,018
Shares redeemed, net of redemption fees
Class A	(90,898,383)	(97,968,261)
Class C	(5,935,877)	(4,331,209)
Class I	(179,180,972)	(101,036,008)
Class R	(1,428,484)	(487,437)
Net Increase/(Decrease) in Net Assets Derived from Beneficial Interest Transactions	(130,661,941)	21,713,269

Net increase/(decrease) in net assets	(176,221,110)	32,233,304

NET ASSETS
Beginning of year	503,669,092	471,435,788
End of year *	$327,447,982	$503,669,092
*Including accumulated net investment loss of:	$(7,312,477)	$(10,280,498)

See Notes to Financial Statements.

72 | October 31, 2016

ALPS | Red Rocks Listed Private Equity Fund – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015		For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014		For the Year Ended April 30, 2013		For the Year Ended April 30, 2012
Net asset value, beginning of period	$6.76		$6.61		$7.00		$6.05		$4.67		$6.44

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.06		0.05		0.02		0.03		0.08		0.07
Net realized and unrealized gain/(loss)	(0.04)		0.34		(0.41)		1.37		1.39		(1.41)
Total from investment operations	0.02		0.39		(0.39)		1.40		1.47		(1.34)

DISTRIBUTIONS:
From net investment income	(0.22)		(0.22)		–		(0.45)		(0.09)		(0.43)
From net realized gains	(0.27)		(0.02)		–		–		–		–
Total distributions	(0.49)		(0.24)		–		(0.45)		(0.09)		(0.43)

REDEMPTION FEES ADDED TO PAID‐IN CAPITAL (NOTE 6)	0.00	(c)	0.00	(c)	0.00	(c)	0.00	(c)	0.00	(c)	0.00 (c)
Net increase/(decrease) in net asset value	(0.47)		0.15		(0.39)		0.95		1.38		(1.77)
Net asset value, end of year	$6.29		$6.76		$6.61		$7.00		$6.05		$4.67
TOTAL RETURN(d)	0.76%		6.01%		(5.57)%		23.54%		31.75%		(19.68)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$128,920		$193,561		$203,996		$205,727		$105,488		$85,807
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	1.47%		1.47%		1.59	%(f)	1.64%		1.53%		1.71%
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	1.47	%(g)	1.47	%(g)	1.59	%(f)(g)	1.64	%(g)	1.51	%(h)	1.50%
Ratio of net investment income to average net assets(e)	1.07%		0.72%		0.71	%(f)	0.46%		1.54%		1.34%
Portfolio turnover rate(i)	30%		37%		11%		40%		32%		72%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)
Total returns are for the period indicated and have not been annualized.  Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Returns shown exclude any applicable sales charges.

(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Statement of Investments.
(f)	Annualized.
(g)
According to the Fund's shareholder services plan with respect to the Fund's Class A shares, any amount of such payment not paid during the Fund's fiscal year for such service activities shall be reimbursed to the Fund as soon as practical after the end of the fiscal year. Fees were reimbursed to the Fund during the period ended October 31, 2016, October 31, 2015, October 31, 2014 and April 30, 2014, for the prior fiscal year in the amount of 0.03%, 0.02%, 0.06% and 0.01% of average net assets of Class A shares.

(h)	Contractual expense limitation changed from 1.50% to 1.65% effective September 1, 2012.
(i)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

73 | October 31, 2016

ALPS | Red Rocks Listed Private Equity Fund – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014		For the Year Ended April 30, 2013	For the Year Ended April 30, 2012
Net asset value, beginning of period	$6.53	$6.43	$6.83		$5.92		$4.59	$6.37

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(b)	0.03	0.00 (c)	(0.00	)(c)	(0.00	)(c)	0.04	0.03
Net realized and unrealized gain/(loss)	(0.03)	0.32	(0.40)		1.33		1.35	(1.39)
Total from investment operations	–	0.32	(0.40)		1.33		1.39	(1.36)

DISTRIBUTIONS:
From net investment income	(0.22)	(0.20)	–		(0.42)		(0.06)	(0.42)
From net realized gains	(0.27)	(0.02)	–		–		–	–
Total distributions	(0.49)	(0.22)	–		(0.42)		(0.06)	(0.42)

REDEMPTION FEES ADDED TO PAID‐IN CAPITAL (NOTE 6)	0.00 (c)	0.00 (c)	0.00	(c)	0.00	(c)	0.00 (c)	0.00 (c)
Net increase/(decrease) in net asset value	(0.49)	0.10	(0.40)		0.91		1.33	(1.78)
Net asset value, end of year	$6.04	$6.53	$6.43		$6.83		$5.92	$4.59
TOTAL RETURN(d)	0.34%	5.14%	(5.86)%		22.97%		30.55%	(20.33)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$14,784	$19,300	$17,193		$12,200		$4,417	$2,838
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	2.16%	2.12%	2.15	%(f)	2.20%		2.25%	2.37%
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	2.16%	2.12%	2.15	%(f)	2.20%		2.25%	2.25%
Ratio of net investment income/(loss) to average net assets(e)	0.49%	0.06%	(0.13	)%(f)	(0.04)%		0.79%	0.59%
Portfolio turnover rate(g)	30%	37%	11%		40%		32%	72%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)
Total returns are for the period indicated and have not been annualized.  Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Returns shown exclude any applicable sales charges.

(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Statement of Investments.
(f)	Annualized.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

74 | October 31, 2016

ALPS | Red Rocks Listed Private Equity Fund – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012
Net asset value, beginning of period	$6.83	$6.67	$7.05		$6.08	$4.69	$6.47

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.09	0.07	0.03		0.06	0.12	0.08
Net realized and unrealized gain/(loss)	(0.03)	0.34	(0.41)		1.37	1.36	(1.42)
Total from investment operations	0.06	0.41	(0.38)		1.43	1.48	(1.34)

DISTRIBUTIONS:
From net investment income	(0.23)	(0.23)	–		(0.46)	(0.09)	(0.44)
From net realized gains	(0.27)	(0.02)	–		–	–	–
Total distributions	(0.50)	(0.25)	–		(0.46)	(0.09)	(0.44)

REDEMPTION FEES ADDED TO PAID‐IN CAPITAL (NOTE 6)	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)	0.00 (c)	0.00 (c)
Net increase/(decrease) in net asset value	(0.44)	0.16	(0.38)		0.97	1.39	(1.78)
Net asset value, end of year	$6.39	$6.83	$6.67		$7.05	$6.08	$4.69
TOTAL RETURN(d)	1.27%	6.30%	(5.39)%		24.02%	31.99%	(19.52)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$180,892	$287,741	$249,375		$202,076	$137,856	$77,750
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	1.18%	1.16%	1.25	%(f)	1.25%	1.27%	1.41%
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	1.18%	1.16%	1.25	%(f)	1.25%	1.25%	1.25%
Ratio of net investment income to average net assets(e)	1.48%	1.02%	0.85	%(f)	0.91%	2.27%	1.60%
Portfolio turnover rate(g)	30%	37%	11%		40%	32%	72%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)
Total returns are for the period indicated and have not been annualized.  Total returns would have been lower had certain expenses not been waived during the period.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Statement of Investments.
(f)	Annualized.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

75 | October 31, 2016

ALPS | Red Rocks Listed Private Equity Fund – Class R

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012
Net asset value, beginning of period	$5.96	$5.87	$6.21		$5.41	$4.17	$5.82

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.06	0.03	0.01		0.02	0.08	0.05
Net realized and unrealized gain/(loss)	(0.05)	0.31	(0.36)		1.22	1.24	(1.27)
Total from investment operations	0.01	0.34	(0.35)		1.24	1.32	(1.22)

DISTRIBUTIONS:
From net investment income	(0.22)	(0.23)	–		(0.44)	(0.08)	(0.43)
From net realized gains	(0.27)	(0.02)	–		–	–	–
Total distributions	(0.49)	(0.25)	–		(0.44)	(0.08)	(0.43)

REDEMPTION FEES ADDED TO PAID‐IN CAPITAL (NOTE 6)	–	0.00 (c)	0.01		–	–	–
Net increase/(decrease) in net asset value	(0.48)	0.09	(0.34)		0.80	1.24	(1.65)
Net asset value, end of year	$5.48	$5.96	$5.87		$6.21	$5.41	$4.17
TOTAL RETURN(d)	0.67%	5.87%	(5.48)%		23.50%	32.05%	(19.93)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$2,852	$3,068	$872		$540	$191	$46
Ratio of expenses to average net assets excluding fee waivers and reimbursements(e)	1.63%	1.60%	1.63	%(f)	1.72%	1.85%	1.89%
Ratio of expenses to average net assets including fee waivers and reimbursements(e)	1.63%	1.60%	1.63	%(f)	1.72%	1.75%	1.75%
Ratio of net investment income to average net assets(e)	1.05%	0.52%	0.46	%(f)	0.36%	1.80%	1.10%
Portfolio turnover rate(g)	30%	37%	11%		40%	32%	72%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)
Total returns are for the period indicated and have not been annualized.  Total returns would have been lower had certain expenses not been waived during the period.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	The ratios exclude the impact of expenses of the underlying funds in which the Fund invests as represented in the Statement of Investments.
(f)	Annualized.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

76 | October 31, 2016

ALPS | Sterling ETF Tactical Rotation Fund

Management Commentary	October 31, 2016 (Unaudited)

During the 12 month period ending October 31, 2016 the ALPS | Sterling  ETF  Tactical  Rotation  Fund’s  (“Fund”)  Class  I  Shares produced a positive return of ‐4.74% compared to a return of 4.51% for the S&P 500 Total Return Index* and a 2.96% return for the Morningstar Global Allocation Index.

The Fund rotates between six asset classes using ETFs for exposure. The  Fund  attempts  to  avoid  asset  classes  that  are  experiencing prolonged declining values by using momentum to both allocate and equally weight the top two asset classes on a monthly basis. The rules‐based approach includes commodities, U.S. and international equities, U.S. bonds, REITs and cash. At the end of October the Fund was allocated approximately 50% to commodities and 50% to cash.

Over the period, the Fund did not pay any dividends.

Across the 12 month period, the Fund owned REITs for nine months for an overall exposure of 37.5%, commodities for three months or 12.5% exposure, U.S. equities for five months or 20.83% exposure, international  equities for one  month or  4.16%  exposure  and  US Bonds for four months or 16.7% exposure. The Fund was allocated to cash for 2 months or 8.3% exposure, for the period ending October 31, 2016.

The Fund uses momentum  to allocate 50% to the top two asset classes. The theory behind the investment methodology is that, under normal market conditions, a couple of asset classes should be trending higher, while a couple of asset classes are trending lower due to the low correlations of the asset classes within the rotation. The process is designed to invest in the strongest two asset classes that are trending higher over the long‐term and to avoid the asset classes exhibiting less strength on a relative basis. Cash is utilized as a safety net in the event that everything  is dropping in unison.

The Fund has two distinct risk management tools to seek to dampen downside risk. The first is the ability to invest 100% of assets in cash equivalent ETFs and the second is to rotate away from weakness or prolonged declining asset classes.

Mark W. Eicker
Chief Investment Officer
Sterling Global Strategies

*
The S&P 500 Index is a capitalization-weighted index of 500 stocks traded on the NYSE, AMEX and OTC exchanges, and is comprised of industrial, financial, transportation and utility companies. Indexes are unmanaged and it is not possible to invest directly in an index.

The views of the author and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither ALPS Advisors, Inc., Sterling Global Strategies, nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

Diversification cannot guarantee gain or prevent losses.

77 | October 31, 2016

ALPS | Sterling ETF Tactical Rotation Fund

Performance Update	October 31, 2016 (Unaudited)

Performance of $10,000 Initial Investment (as of October 31, 2016)
Comparison of change in value of a $10,000 investment (includes maximum sales charges of 5.50%)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of October 31, 2016)

	6 Month	1 Year	Since Inception^	Total Expense Ratio	What You Pay*
Class A (NAV)	0.22%	‐5.27%	‐3.97%	2.32%	1.71%
Class A (MOP)	‐5.30%	‐10.44%	‐6.25%
Class C (NAV)	‐0.23%	‐5.94%	‐4.59%	2.89%	2.31%
Class C (CDSC)	‐1.22%	‐6.87%	‐4.59%
Class I (NAV)	0.45%	‐4.96%	‐3.59%	1.99%	1.31%
Morningstar Global Allocation Index[1]	2.26%	4.28%	0.82%
Sterling Tactical Rotation Index TR2	0.16%	‐4.73%	‐2.84%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please  call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after purchase, and on Class A shares redeemed within the first 18 months after purchase in excess of $1 million. The Fund imposes a 1.00% redemption fee on shares held less than 30 days.

Performance less than 1 year is cumulative.

78 | October 31, 2016

ALPS | Sterling ETF Tactical Rotation Fund

Performance Update	October 31, 2016 (Unaudited)

[1]
Morningstar Global Allocation Index: Global allocation portfolios seek to provide both capital appreciation and income by investing across three areas: global equities, global bonds, and cash. The Morningstar Global Allocation Index represents a multi-asset-class portfolio of 60% global equities and 40% global bonds. An investor may not invest directly in an index.

[2]
The Sterling Tactical Rotation Index - seeks to provide absolute returns during any market cycle or condition by employing an equally weighted strategic rotation model, trading between commodities, REITs, bonds, international and domestic equities. An investor may not invest directly in an index.

^	Fund inception date of June 30, 2014.
*
What You Pay reflects the Advisor’s decision to contractually limit expenses through February 28, 2017 and estimated Acquired Fund Fees and Expenses of 0.16%. Please see the prospectus for additional information.

The Fund is “non-diversified” and will generally be more volatile than diversified funds.

Investments in small and mid-cap companies generally will experience greater price volatility. International and Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase and may cause losses. Real estate investments are subject to specific risks, such as risks related to general and local economic conditions and risks related to individual properties.

The Fund invests in Exchange Traded Funds (“ETFs”) and the Fund could lose money by investing in an ETF if the prices of the securities owned by the ETF go down. The Fund’s shareholders will indirectly incur the fees and expenses charged by the underlying ETFs held by the Fund, in addition to the expense charged by the Fund.

Commodities and futures generally are volatile and involve a high degree of risk. This fund enters into a short sale by selling a security it has borrowed. If the market price of a security increases after the Fund borrows the security, the Fund will suffer a potentially unlimited loss when it replaces the borrowed security at the higher price. The use of derivatives exposes the Fund to additional risks including increased volatility, lack of liquidity, and possible losses greater than the Fund’s initial investment as well as increased transaction.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Portfolio Composition (as a % of Total Investments) *

*	Holdings are subject to change, and may not reflect the current or future position of the portfolio.

79 | October 31, 2016

ALPS | Sterling ETF Tactical Rotation Fund

Statement of Investments	October 31, 2016

	Shares	Value (Note 2)
EXCHANGE TRADED FUNDS (100.70%)
Powershares® DB Optimum Yield(a)	348,312	$6,064,112

SPDR® Barclays 1‐3 Month T‐Bill ETF(a)	132,578	6,064,118

TOTAL EXCHANGE TRADED FUNDS (Cost $12,131,836)		12,128,230

TOTAL INVESTMENTS (100.70%) (Cost $12,131,836)		$12,128,230

Liabilities In Excess Of Other Assets (‐0.70%)		(84,757)

NET ASSETS (100.00%)		$12,043,473

(a)	Non-Income Producing Security.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

80 | October 31, 2016

ALPS | Sterling ETF Tactical Rotation Fund

Statement of Assets and Liabilities	October 31, 2016

ASSETS
Investments, at value	$12,128,230
Receivable for investments sold	12,212,224
Dividends receivable	3
Receivable due from advisor	6,251
Prepaid expenses and other assets	12,329
Total Assets	24,359,037
LIABILITIES
Payable for investments purchased	12,131,836
Payable for shares redeemed	53,667
Payable due to custodian ‐ overdraft	74,958
Administration and transfer agency fees payable	18,488
Distribution and services fees payable	9,014
Trustees' fees and expenses payable	6
Professional fees payable	15,972
Accrued expenses and other liabilities	11,623
Total Liabilities	12,315,564
NET ASSETS	$12,043,473
NET ASSETS CONSIST OF
Paid‐in capital	$15,769,738
Accumulated net investment loss	(12,122)
Accumulated net realized loss	(3,710,537)
Net unrealized depreciation	(3,606)
NET ASSETS	$12,043,473
INVESTMENTS, AT COST	$12,131,836
PRICING OF SHARES
Class A:
Net Asset Value, offering and redemption price per share	$8.94
Net Assets	$5,454,187
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	609,848
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$9.46
Class C:
Net Asset Value, offering and redemption price per share(a)	$8.82
Net Assets	$1,372,418
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	155,573
Class I:
Net Asset Value, offering and redemption price per share	$9.02
Net Assets	$5,216,868
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	578,583

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's Prospectus.

See Notes to Financial Statements.

81 | October 31, 2016

ALPS | Sterling ETF Tactical Rotation Fund

Statement of Operations	For the Year Ended October 31, 2016

INVESTMENT INCOME
Dividends	$506,106
Total Investment Income	506,106

EXPENSES
Investment advisory fees	211,238
Administrative fees	100,819
Transfer agency fees	1,785
Distribution and service fees
Class A	29,391
Class C	20,124
Professional fees	20,677
Delegated transfer agent equivalent services
Class C	277
Class I	6,504
Reports to shareholders and printing fees	6,226
State registration fees	43,857
SEC registration fees	50
Insurance fees	332
Custody fees	10,011
Trustees' fees and expenses	694
Miscellaneous expenses	13,724
Total Expenses	465,709
Less fees waived/reimbursed by investment advisor (Note 8)
Class A	(68,453)
Class C	(15,622)
Class I	(76,409)
Net Expenses	305,225
Net Investment Income	200,881
Net realized loss on investments	(1,865,664)
Net change in unrealized appreciation on investments	30,179
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(1,835,485)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,634,604)

See Notes to Financial Statements.

82 | October 31, 2016

ALPS | Sterling ETF Tactical Rotation Fund

Statements of Changes in Net Assets

	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
OPERATIONS
Net investment income	$200,881	$194,316
Net realized loss	(1,865,664)	(1,696,139)
Net change in unrealized appreciation/(depreciation)	30,179	(273,084)
Net Decrease in Net Assets Resulting from Operations	(1,634,604)	(1,774,907)

DISTRIBUTIONS
Dividends to shareholders from net investment income
Class A	(136,109)	(55,630)
Class C	(21,385)	(4,086)
Class I	(179,885)	(67,213)
Net Decrease in Net Assets from Distributions	(337,379)	(126,929)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class A	1,576,788	16,208,475
Class C	260,479	2,475,711
Class I	2,500,262	14,687,621
Dividends reinvested
Class A	116,103	50,265
Class C	21,210	3,473
Class I	176,524	56,161
Shares redeemed, net of redemption fees
Class A	(9,689,875)	(6,305,132)
Class C	(1,298,370)	(352,476)
Class I	(14,472,672)	(3,228,985)
Net Increase/(Decrease) in Net Assets Derived from Beneficial Interest Transactions	(20,809,551)	23,595,113

Net increase/(decrease) in net assets	(22,781,534)	21,693,277

NET ASSETS
Beginning of year	34,825,007	13,131,730
End of year *	$12,043,473	$34,825,007
*Including accumulated net investment income/(loss) of:	$(12,122)	$124,311

See Notes to Financial Statements.

83 | October 31, 2016

ALPS | Sterling ETF Tactical Rotation Fund – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Period July 1, 2014 (Commencement) to October 31, 2014
Net asset value, beginning of period	$9.53	$9.97	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.07	0.06	0.02
Net realized and unrealized loss	(0.57)	(0.43)	(0.05)
Total from investment operations	(0.50)	(0.37)	(0.03)

DISTRIBUTIONS:
From net investment income	(0.09)	(0.07)	–
Total distributions	(0.09)	(0.07)	–

REDEMPTION FEES ADDED TO PAID‐IN CAPITAL (NOTE 6)	0.00 (b)	0.00 (b)	0.00	(b)
Net (decrease) in net asset value	(0.59)	(0.44)	(0.03)
Net asset value, end of year	$8.94	$9.53	$9.97
TOTAL RETURN(c)	(5.27)%	(3.78)%	(0.30)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$5,454	$14,234	$5,262
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.17%	2.16%	5.01	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.46%	1.55%	1.55	%(d)
Ratio of net investment income to average net assets	0.81%	0.58%	0.67	%(d)
Portfolio turnover rate(e)	427%	465%	181%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 per share.
(c)
Total returns are for the period indicated and have not been annualized.  Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Returns shown exclude any applicable sales charges.

(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

84 | October 31, 2016

ALPS | Sterling ETF Tactical Rotation Fund – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015		For the Period July 1, 2014 (Commencement) to October 31, 2014
Net asset value, beginning of period	$9.46	$9.95		$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.01)	(0.00	)(b)	–
Net realized and unrealized loss	(0.55)	(0.43)		(0.05)
Total from investment operations	(0.56)	(0.43)		(0.05)

DISTRIBUTIONS:
From net investment income	(0.08)	(0.06)		–
Total distributions	(0.08)	(0.06)		–

Net (decrease) in net asset value	(0.64)	(0.49)		(0.05)
Net asset value, end of year	$8.82	$9.46		$9.95
TOTAL RETURN(c)	(5.94)%	(4.37)%		(0.50)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$1,372	$2,530		$530
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.93%	2.73%		9.70	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	2.15%	2.15%		2.15	%(d)
Ratio of net investment income/(loss) to average net assets	(0.07%)	(0.05%)		0.12	%(d)
Portfolio turnover rate(e)	427%	465%		181%

(a)	Calculated using the average shares method.
(b)	Less than ($0.005) per share.
(c)
Total returns are for the period indicated and have not been annualized.  Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Returns shown exclude any applicable sales charges.

(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

85 | October 31, 2016

ALPS | Sterling ETF Tactical Rotation Fund – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Period July 1, 2014 (Commencement) to October 31, 2014
Net asset value, beginning of period	$9.59	$9.98	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.11	0.09	0.03
Net realized and unrealized loss	(0.58)	(0.40)	(0.05)
Total from investment operations	(0.47)	(0.31)	(0.02)

DISTRIBUTIONS:
From net investment income	(0.10)	(0.08)	–
Total distributions	(0.10)	(0.08)	–

REDEMPTION FEES ADDED TO PAID‐IN CAPITAL (NOTE 6)	0.00 (b)	0.00 (b)	–
Net (decrease) in net asset value	(0.57)	(0.39)	(0.02)
Net asset value, end of year	$9.02	$9.59	$9.98
TOTAL RETURN(c)	(4.96)%	(3.20)%	(0.20)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$5,217	$18,061	$7,340
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.87%	1.83%	5.93	%(d)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.15%	1.15%	1.15	%(d)
Ratio of net investment income to average net assets	1.17%	0.95%	0.94	%(d)
Portfolio turnover rate(e)	427%	465%	181%

(a)	Calculated using the average shares method.
(b)	Less than $0.005 per share.
(c)
Total returns are for the period indicated and have not been annualized.  Total returns would have been lower had certain expenses not been waived during the period.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

86 | October 31, 2016

ALPS | WMC Research Value Fund

Management Commentary	October 31, 2016 (Unaudited)

Market Commentary
US equities rose for the period, as measured by the S&P 500® Total Return Index, notwithstanding significant volatility earlier in the 12-month period ending October 31, 2016. The S&P 500 finished the last two months of 2015 slightly down, then dropped 11.4% to start 2016 during a risk-off environment, before reversing in late February through March. Stocks continued to rise through the second quarter, despite an unexpected Brexit referendum result, which caused equities to sell off, only to recover a couple of days later. US equities gained in the third quarter, in particular during July, before pulling back in October.

The period started with a November that finished relatively flat but data releases continued to paint a promising picture for the US economy. As widely expected, the US Federal Reserve (Fed) delivered its first rate hike since 2006 in December. The policy statement stressed the likely gradual pace to policy normalization and acknowledged “considerable improvement” in labor market conditions, which has given the Fed “reasonable confidence” that inflation will rise over the medium term to its 2% objective. Early in the first quarter of 2016, stocks plunged and moved in virtual lockstep with the price of oil as fears of a recession and weakness in China weighed on investors' minds. However, equities surged in late February and March as solid economic data, a stabilization in oil prices, and accommodative commentary from the Fed helped to calm the market's early year jitters. The Federal Open Market Committee's (FOMC's) March statement surprised many market participants with its dovish tone.

A better-than-feared US corporate earnings season in the second quarter and an encouraging economic backdrop helped sustain the rally. At its June meeting, the Fed left rates unchanged and reduced its US growth and long-run policy rate forecasts, citing mixed US economic data and uncertainty about global economic and financial developments. Fed Chair Janet Yellen also explicitly mentioned the doubts surrounding the UK’s EU referendum as a factor in the decision. US equities continued to climb in July, following a solid start to the corporate earnings season and encouraging housing and employment data releases. Stocks were essentially flat in August and September as investors remained focused on the Fed’s actions, specifically on the timing of the next rate hike. A confluence of worries contributed to increased volatility during September, including uncertainty surrounding the US presidential election, tepid economic data, and valuation concerns. Stock prices dipped in October as US election jitters took center stage.

Within the Russell 1000 Value Index, nine of eleven sectors posted positive absolute returns during the period, with the utilities and information technology sectors gaining the most.

Fund Review
On a net-of-fee basis, the Fund underperformed its benchmark, the Russell 1000 Value Index, for the period.
Overall, stock selection detracted from relative returns, as decisions in the financials, consumer staples, and consumer discretionary sectors more than offset positive stock selection in the utilities and energy sectors.

Detractors from relative performance for the period included Cobalt International Energy (energy), Santander (financials), and Advanced Auto Parts (consumer discretionary). Delays surrounding Cobalt's Angola asset sale weighed on the company's stock price. At the end of the period, we had very limited exposure to the name. The stock of specialized consumer company Santander Consumer came under pressure during the period as investors became more sensitive to the company's sub-prime auto loan portfolio, given the deterioration in macro sentiment. We continue to believe the business model will become less capital intensive and returns on investment will expand over time. The company is well supported by their parent company and the stock is trading at a valuation level that is very compelling. Advanced Auto Parts, an automotive after markets retailer, was a relative detractor after the company reported 2Q16 results below expectations driven, in part, by ongoing disruption related to the Carquest acquisition. While the integration is complex, we believe this is a strategic and financially accretive merger, creating a stronger competitive position for the company.

Top contributors to relative performance included Pioneer Natural Resources (energy), UGI (Utilities), and DreamWorks Animation (consumer discretionary). Our overweight position to Pioneer Natural Resources, a US-based exploration and production company, was a notable contributor to relative performance. The company continues to benefit from rising oil prices and the resource potential of the lowest cost oil shale asset in the US Permian Basin, where they have the largest position. UGI remains one of our top utility positions as we are confident in the management’s proven ability to manage margins, and the company also exhibits strong FCF generation and a strong balance sheet. We believe the recent turmoil in the MLP and midstream sector could benefit UGI as it might allow them to acquire assets with attractive returns. US film production company DreamWorks was also a top relative contributor, as the stock price surged on the back of news that Comcast had a deal to buy DreamWorks Animation at a rich premium over the company’s recent trading levels. At the end of the period, we no longer held DreamWorks Animation. Not owning benchmark constituent Citigroup, also contributed to positive relative performance.

Strategy and Outlook
Looking ahead, our Global Industry Analysts remain focused on fundamental, bottom-up stock selection and how the macroeconomic outlook will affect the companies in which they invest. We continue to identify themes and opportunities that will shape investment decisions going forward.

One of those themes is in the information technology sector, where expectations for further consolidation have recently bolstered the semiconductor group. The semi-cap theme of higher than expected Wafer Fab Equipment spending over the next several years has been playing out faster than we expected. Expectations were very low a year ago and are quite high right now. Our expectations for a strong ramp up in 3D NAND technology and China contributing to higher than expected spending into the memory market are now consensus. In our opinion, the rise in many stocks fully discounts the near-term dynamics and does not leave much room for the likely non-linearity of fundamentals. After a surge in prices, we eliminated the positions in Applied Materials and Linear Tech, with the latter announcing it was being acquired by Analog Devices in the period. We used the proceeds to initiate a new position in chipmaker Intel, which has materially underperformed the peer group to date. Stabilizing PC sales and strength in Intel’s Data Center Group should continue to provide a catalyst for the stock. In 2017 and beyond, Intel has a host of potential contributors to its business, including artificial intelligence, deep learning, advanced driver assistance systems, internet of things, and augmented, virtual and mixed reality.

Cheryl M. Duckworth, CFA,
Senior Managing Director and Associate Director, Global Industry Research

Mark Mandel, CFA,
Senior Managing Director and Director, Global Industry Research

87 | October 31, 2016

ALPS | WMC Research Value Fund

Management Commentary	October 31, 2016 (Unaudited)

The views of the authors and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writers’ current views. The views expressed are those of the authors only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither ALPS Advisors, Inc., Wellington Management Company, LLP, nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

Diversification cannot guarantee gain or prevent losses.

88 | October 31, 2016

ALPS | WMC Research Value Fund

Performance Update	October 31, 2016 (Unaudited)

Performance of $10,000 Initial Investment (as of October 31, 2016)
Comparison of change in value of a $10,000 investment (includes maximum sales charges of 5.50%)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of October 31, 2016)

	6 Month	1 Year	3 Year	5 Year	10 Year	Since Inception	Total Expense Ratio	What You Pay*
Class A (NAV)	2.95%	2.09%	6.34%	12.40%	4.91%	9.56%	1.49%	1.15%
Class A (MOP)	-2.67%	-3.50%	4.35%	11.14%	4.32%	9.43%
Class C (NAV)	2.54%	1.28%	5.55%	11.58%	4.14%	8.75%	2.24%	1.90%
Class C (CDSC)	1.54%	0.57%	5.55%	11.58%	4.14%	8.75%
Class I	3.01%	2.24%	6.58%	12.66%	5.15%	9.81%	1.24%	0.90%
Russell 1000® Value Index[1]	4.36%	6.37%	7.59%	13.31%	5.35%	–
S&P 500® Total Return Index[2]	4.06%	4.51%	8.84%	13.57%	6.70%	–

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

Performance less than 1 year is cumulative.

89 | October 31, 2016

ALPS | WMC Research Value Fund

Performance Update	October 31, 2016 (Unaudited)

Performance shown for Class C shares prior to June 30, 2010 reflects the historical performance of the Fund’s Class A shares, calculated using the fees and expenses of Class C shares.

Effective February 28, 2015 the Fund changed its name from the ALPS | WMC Disciplined Value Fund to the ALPS | WMC Research Value Fund.

The performance shown for the ALPS | WMC Research Value Fund (the “Fund”) for periods prior to August 29, 2009, reflects the performance of the Activa Mutual Funds Trust – Activa Value Fund (as result of a prior reorganization of Activa Mutual Funds Trust – Activa Value Fund into the Fund).

[1]
The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

[2]
The S&P 500® Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

*	What You Pay reflects the Advisor’s decision to contractually limit expenses through February 28, 2017. Please see the prospectus for additional information.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Top Ten Holdings (as a % of Net Assets) †

Bank of America Corp.	3.61%
The PNC Financial Services Group, Inc.	2.29%
Capital One Financial Corp.	2.26%
Medtronic PLC	2.21%
Pioneer Natural Resources Co.	2.16%
American Express Co.	2.00%
Mondelez International, Inc., Class A	1.78%
Comcast Corp., Class A	1.73%
Assured Guaranty, Ltd.	1.73%
NextEra Energy, Inc.	1.66%
Top Ten Holdings	21.43%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents indicative values only.
Industry Sector Allocation (as a % of Net Assets)

90 | October 31, 2016

ALPS | WMC Research Value Fund

Statement of Investments	October 31, 2016

	Shares	Value (Note 2)
COMMON STOCKS (98.57%)
Consumer Discretionary (7.82%)
Consumer Durables & Apparel (1.18%)
Mohawk Industries, Inc.(a)	2,612	$481,392
Whirlpool Corp.	4,060	608,269
		1,089,661

Consumer Services (0.77%)
Las Vegas Sands Corp.	6,001	347,338
Vail Resorts, Inc.	2,320	369,901
		717,239

Media (3.84%)
Comcast Corp., Class A	26,030	1,609,175
The Interpublic Group of Companies., Inc.	8,964	200,704
Liberty Broadband Corp., Class A(a)	16,300	1,058,685
Liberty Media Corp. - Liberty Media, Class C(a)	5,749	157,580
Twenty-First Century Fox, Inc., Class A	20,450	537,221
		3,563,365

Retailing (2.03%)
Advance Auto Parts, Inc.	7,278	1,019,502
Expedia, Inc.	3,814	492,883
Liberty Interactive Corp. QVC Group, Class A(a)	19,866	367,323
		1,879,708

TOTAL CONSUMER DISCRETIONARY		7,249,973

Consumer Staples (6.16%)
Food Beverage & Tobacco (3.52%)
Mondelez International, Inc., Class A	36,809	1,654,196
Philip Morris International, Inc.	5,575	537,653
Post Holdings, Inc.(a)	14,059	1,071,718
		3,263,567

Household & Personal Products (2.64%)
Colgate-Palmolive Co.	9,983	712,387
Coty, Inc., Class A	37,542	863,090
The Estee Lauder Companies, Inc., Class A	10,084	878,619
		2,454,096

TOTAL CONSUMER STAPLES		5,717,663
	Shares	Value (Note 2)
Energy (12.65%)
Energy (12.65%)
Anadarko Petroleum Corp.	7,541	$448,237
Antero Resources Corp.(a)	11,567	306,179
Baker Hughes, Inc.	18,604	1,030,662
Cheniere Energy, Inc.(a)	2,500	94,250
Chevron Corp.	11,139	1,166,810
Cobalt International Energy, Inc.(a)	93,415	88,193
Diamondback Energy, Inc.(a)	5,947	542,902
Ensco PLC, Class A	12,492	97,687
Hess Corp.	2,154	103,327
Kinder Morgan, Inc.	19,557	399,550
Newfield Exploration Co.(a)	36,124	1,466,273
Oceaneering International, Inc.	5,300	126,140
ONEOK, Inc.	4,616	223,553
Parsley Energy, Inc., Class A(a)	7,264	238,986
Patterson-UTI Energy, Inc.	14,080	316,518
PDC Energy, Inc.(a)	11,146	683,584
Pioneer Natural Resources Co.	11,171	1,999,832
QEP Resources, Inc.	41,426	665,716
Rice Energy, Inc.(a)	12,208	269,675
Tenaris SA, ADR	4,560	128,592
Tesco Corp.	27,100	185,635
Tesoro Corp.	2,524	214,464
TransCanada Corp.	12,748	577,229
Valero Energy Corp.	6,077	360,002

TOTAL ENERGY		11,733,996

Financials (25.41%)
Banks (7.12%)
Bank of America Corp.	203,159	3,352,123
The PNC Financial Services Group, Inc.	22,219	2,124,136
Wells Fargo & Co.	24,452	1,125,037
		6,601,296

Diversified Financials (8.45%)
American Express Co.	27,950	1,856,439
BlackRock, Inc.	1,110	378,776
Capital One Financial Corp.	28,267	2,092,889
Gores Holdings, Inc., Class A(a)	37,754	430,018
Intercontinental Exchange, Inc.	1,580	427,216
Invesco, Ltd.	4,408	123,821
Legg Mason, Inc.	8,530	244,982
Morgan Stanley	4,564	153,213
Northern Trust Corp.	6,350	459,867
OneMain Holdings, Inc.(a)	8,270	234,372
S&P Global, Inc.	2,180	265,633

91 | October 31, 2016

ALPS | WMC Research Value Fund

Statement of Investments	October 31, 2016

	Shares	Value (Note 2)
Diversified Financials (continued)
Santander Consumer USA Holdings, Inc.(a)	88,768	$1,082,970
WisdomTree Investments, Inc.	10,300	88,374
		7,838,570

Insurance (9.84%)
Alleghany Corp.(a)	1,130	583,317
The Allstate Corp.	4,710	319,809
American International Group, Inc.	22,440	1,384,548
Assurant, Inc.	4,020	323,691
Assured Guaranty, Ltd.	53,800	1,608,082
Chubb, Ltd.	500	63,500
The Hartford Financial Services Group, Inc.	18,527	817,226
Marsh & McLennan Companies, Inc.	20,310	1,287,451
MetLife, Inc.	8,290	389,299
Principal Financial Group, Inc.	5,334	291,236
Prudential Financial, Inc.	7,404	627,785
Reinsurance Group of America, Inc.	1,490	160,711
XL Group, Ltd.	36,790	1,276,613
		9,133,268

TOTAL FINANCIALS		23,573,134

Health Care (12.07%)
Health Care Equipment & Services (8.93%)
Abbott Laboratories	16,856	661,429
Becton Dickinson and Co.	1,908	320,372
Boston Scientific Corp.(a)	44,945	988,790
Cigna Corp.	3,150	374,314
Danaher Corp.	11,930	937,102
HCA Holdings, Inc.(a)	7,680	587,750
McKesson Corp.	3,745	476,252
Medtronic PLC	25,020	2,052,140
St Jude Medical, Inc.	9,220	717,685
Stryker Corp.	4,148	478,472
UnitedHealth Group, Inc.	4,850	685,451
		8,279,757

Pharmaceuticals, Biotechnology & Life Sciences (3.14%)
Alkermes PLC(a)	1,730	87,209
Allergan PLC(a)	4,184	874,205
Alnylam Pharmaceuticals, Inc.(a)	930	33,108
Bristol-Myers Squibb Co.	10,024	510,322
Eli Lilly & Co.	5,551	409,886
Merck & Co., Inc.	13,789	809,690
	Shares	Value (Note 2)
Pharmaceuticals, Biotechnology & Life Sciences (continued)
Mylan N.V.(a)	5,240	$191,260
		2,915,680

TOTAL HEALTH CARE		11,195,437

Industrials (8.34%)
Capital Goods (5.27%)
AMETEK, Inc.	5,510	242,991
Eaton Corp. PLC	5,800	369,866
Fortive Corp.	5,965	304,513
General Dynamics Corp.	2,631	396,597
General Electric Co.	52,100	1,516,110
Honeywell International, Inc.	2,046	224,406
Illinois Tool Works, Inc.	3,239	367,853
NOW, Inc.(a)	10,064	216,980
Pentair PLC	5,671	312,642
United Technologies Corp.	6,430	657,146
WESCO International, Inc.(a)	5,210	282,382
		4,891,486

Commercial & Professional Services (1.66%)
Equifax, Inc.	1,494	185,211
Huron Consulting Group, Inc.(a)	938	52,575
IHS Markit, Ltd.(a)	5,238	192,706
ManpowerGroup, Inc.	1,608	123,494
Nielsen Holdings PLC	10,322	464,696
TransUnion(a)	9,904	309,401
Waste Connections, Inc.	2,855	214,725
		1,542,808

Transportation (1.41%)
FedEx Corp.	2,180	380,018
Genesee & Wyoming, Inc., Class A(a)	8,044	546,509
Kansas City Southern	1,290	113,210
Kirby Corp.(a)	900	53,055
XPO Logistics, Inc.(a)	6,350	209,106
		1,301,898

TOTAL INDUSTRIALS		7,736,192

Information Technology (8.75%)
Semiconductors & Semiconductor Equipment (3.06%)
Broadcom, Ltd.	341	58,065
First Solar, Inc.(a)	1,742	70,534
Intel Corp.	36,556	1,274,708
Microchip Technology, Inc.	770	46,623
Micron Technology, Inc.(a)	11,882	203,895
NXP Semiconductors N.V.(a)	1,678	167,800
Qorvo, Inc.(a)	5,207	289,770
QUALCOMM, Inc.	10,153	697,714

92 | October 31, 2016

ALPS | WMC Research Value Fund

Statement of Investments	October 31, 2016

	Shares	Value (Note 2)
Semiconductors & Semiconductor Equipment (continued)
SunPower Corp.(a)	3,500	$25,340
		2,834,449

Software & Services (3.11%)
Alliance Data Systems Corp.(a)	1,422	290,756
Alphabet, Inc., Class A(a)	1,049	849,585
Automatic Data Processing, Inc.	2,146	186,831
CACI International, Inc., Class A(a)	2,004	196,091
Electronic Arts, Inc.(a)	2,318	182,009
Genpact, Ltd.(a)	6,140	141,159
Global Payments, Inc.	4,187	303,641
SS&C Technologies Holdings, Inc.	9,608	306,784
Visa, Inc., Class A	2,410	198,849
Zillow Group, Inc., Class A(a)	4,136	136,612
Zillow Group, Inc., Class C(a)	2,719	90,706
		2,883,023

Technology Hardware & Equipment (2.58%)
Apple, Inc.	6,762	767,758
Cisco Systems, Inc.	18,099	555,277
Hewlett Packard Enterprise Co.	17,637	396,303
Lumentum Holdings, Inc.(a)	3,509	117,903
Seagate Technology PLC	15,555	533,692
VeriFone Systems, Inc.(a)	1,450	22,446
		2,393,379

TOTAL INFORMATION TECHNOLOGY		8,110,851

Materials (3.94%)
Materials (3.94%)
Ball Corp.	3,460	266,662
Boise Cascade Co.(a)	7,980	153,615
Cabot Corp.	3,776	196,881
Celanese Corp., Series A	3,940	287,305
CRH PLC, Sponsored ADR	5,600	180,880
Crown Holdings, Inc.(a)	4,425	240,056
The Dow Chemical Co.	12,801	688,822
International Paper Co.	7,780	350,333
Martin Marietta Materials, Inc.	839	155,534
Monsanto Co.	1,470	148,132
The Mosaic Co.	3,496	82,261
Owens-Illinois, Inc.(a)	5,150	99,395
PPG Industries, Inc.	1,741	162,139
Reliance Steel & Aluminum Co.	1,960	134,809
Steel Dynamics, Inc.	7,600	208,696
Vulcan Materials Co.	2,633	298,055

TOTAL MATERIALS		3,653,575
		Shares	Value (Note 2)
Real Estate (5.09%)
Real Estate (5.09%)
American Tower Corp.		4,870	$570,715
Apartment Investment & Management Co., Class A		10,276	452,863
Douglas Emmett, Inc.		22,867	834,645
Duke Realty Corp.		14,901	389,661
Equity One, Inc.		16,711	476,264
Forest City Realty Trust, Inc., Class A		18,183	392,571
Host Hotels & Resorts, Inc.		14,300	221,364
Outfront Media, Inc.		13,300	286,083
QTS Realty Trust, Inc., Class A		5,120	235,315
Sun Communities, Inc.		5,450	419,269
VEREIT, Inc.		46,639	438,407

TOTAL REAL ESTATE			4,717,157

Utilities (8.34%)
Utilities (8.34%)
Ameren Corp.		7,130	356,143
Avangrid, Inc.		17,730	698,739
Dominion Resources, Inc.		8,695	653,864
Duke Energy Corp.		2,682	214,614
Edison International		7,650	562,122
Exelon Corp.		14,280	486,520
NextEra Energy, Inc.		12,007	1,536,896
PG&E Corp.		12,967	805,510
Pinnacle West Capital Corp.		5,020	382,173
Sempra Energy		6,920	741,132
UGI Corp.		28,100	1,300,749

TOTAL UTILITIES			7,738,462

TOTAL COMMON STOCKS (Cost $87,408,459)			91,426,440

7-Day Yield		Shares	Value (Note 2)
SHORT TERM INVESTMENTS (1.59%)
Money Market Fund (1.59%)
Morgan Stanley Institutional Liquidity Fund - Prime Portfolio	0.576%	1,478,748	1,478,748

TOTAL SHORT TERM INVESTMENTS (Cost $1,478,748)			1,478,748

93 | October 31, 2016

ALPS | WMC Research Value Fund

Statement of Investments	October 31, 2016

Shares	Value (Note 2)
TOTAL INVESTMENTS (100.16%) (Cost $88,887,207)	$92,905,188

Liabilities In Excess Of Other Assets (-0.16%)	(147,585	)(b)

NET ASSETS (100.00%)	$92,757,603

(a)	Non-Income Producing Security.
(b)	Includes cash which is being held as collateral for futures contracts in the amount of $45,000.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

FUTURES CONTRACTS

Description	Position	Contracts	Expiration Date	Value (Note 2)	Unrealized Depreciation
S&P 500® Emini Future	Long	10	12/16/16	$1,060,050	$(13,220)
				$1,060,050	$(13,220)

94 | October 31, 2016

ALPS | WMC Research Value Fund

Statement of Assets and Liabilities	October 31, 2016

ASSETS
Investments, at value	$92,905,188
Receivable for investments sold	1,184,345
Receivable for shares sold	650
Deposit with broker for futures contracts (Note 3)	45,000
Dividends receivable	60,382
Prepaid expenses and other assets	11,072
Total Assets	94,206,637
LIABILITIES
Payable for investments purchased	1,232,619
Payable for variation margin on futures contracts	1,850
Payable for shares redeemed	113,109
Investment advisory fees payable	41,873
Administration and transfer agency fees payable	16,786
Distribution and services fees payable	11,075
Professional fees payable	21,352
Accrued expenses and other liabilities	10,370
Total Liabilities	1,449,034
NET ASSETS	$92,757,603
NET ASSETS CONSIST OF
Paid-in capital	$86,259,410
Accumulated net realized gain	2,493,432
Net unrealized appreciation	4,004,761
NET ASSETS	$92,757,603
INVESTMENTS, AT COST	$88,887,207
PRICING OF SHARES
Class A:
Net Asset Value, offering and redemption price per share	$8.37
Net Assets	$49,813,813
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	5,954,100
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$8.86
Class C:
Net Asset Value, offering and redemption price per share(a)	$8.06
Net Assets	$448,739
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	55,687
Class I:
Net Asset Value, offering and redemption price per share	$8.56
Net Assets	$42,495,051
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	4,963,606

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's Prospectus.

See Notes to Financial Statements.

95 | October 31, 2016

ALPS | WMC Research Value Fund

Statement of Operations	For the Year Ended October 31, 2016

INVESTMENT INCOME
Dividends	$1,663,742
Foreign taxes withheld on dividends	(3,767)
Total Investment Income	1,659,975

EXPENSES
Investment advisory fees	874,684
Administrative fees	146,432
Transfer agency fees	19,405
Distribution and service fees
Class A	125,978
Class C	5,572
Professional fees	32,899
Delegated transfer agent equivalent services
Class A	46
Reports to shareholders and printing fees	20,051
State registration fees	51,750
Insurance fees	948
Custody fees	12,548
Trustees' fees and expenses	2,505
Miscellaneous expenses	15,090
Total Expenses	1,307,908
Less fees waived/reimbursed by investment advisor (Note 8)
Class A	(190,057)
Class C	(2,075)
Class I	(155,578)
Net Expenses	960,198
Net Investment Income	699,777
Net realized gain on investments	3,947,990
Net realized gain on futures contracts	130,312
Net Realized Gain	4,078,302
Net change in unrealized depreciation on investments	(2,780,991)
Net change in unrealized depreciation on futures contracts	(68,676)
Net Change in Unrealized Depreciation	(2,849,667)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	1,228,635
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,928,412

See Notes to Financial Statements.

96 | October 31, 2016

ALPS | WMC Research Value Fund

Statements of Changes in Net Assets

	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015(a)
OPERATIONS
Net investment income	$699,777	$642,249
Net realized gain	4,078,302	29,091,971
Net realized gain distributions from other investment companies	–	15,732
Net change in unrealized depreciation	(2,849,667)	(26,918,449)
Net Increase in Net Assets Resulting from Operations	1,928,412	2,831,503

DISTRIBUTIONS
Dividends to shareholders from net investment income
Class A	(102,727)	(280,500)
Class C	(484)	(1,366)
Class I	(91,773)	(222,337)
Dividends to shareholders from net realized gains
Class A	(15,829,298)	(5,704,627)
Class C	(227,520)	(35,924)
Class I	(11,519,557)	(4,142,646)
Net Decrease in Net Assets from Distributions	(27,771,359)	(10,387,400)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class A	303,903	1,824,143
Class C	341,007	1,632,083
Class I	5,568,845	3,318,615
Dividends reinvested
Class A	15,117,811	5,488,048
Class C	164,039	19,609
Class I	11,601,856	4,362,161
Shares redeemed
Class A	(6,155,607)	(6,874,850)
Class C	(671,989)	(1,003,097)
Class I	(5,062,113)	(7,204,797)
Net Increase in Net Assets Derived from Beneficial Interest Transactions	21,207,752	1,561,915

Net decrease in net assets	(4,635,195)	(5,993,982)

NET ASSETS
Beginning of year	97,392,798	103,386,780
End of year *	$92,757,603	$97,392,798
*Including accumulated net investment income of:	$(0)	$(0)

(a)	Effective February 28, 2015 the Fund changed its name from the ALPS | WMC Disciplined Value Fund to the ALPS | WMC Research Value Fund.

See Notes to Financial Statements.

97 | October 31, 2016

ALPS | WMC Research Value Fund – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015(a)	For the Fiscal Period Ended October 31, 2014(b)		For the Year Ended April 30, 2014	For the Year Ended April 30, 2013(c)	For the Year Ended April 30, 2012
Net asset value, beginning of period	$11.57		$12.54	$11.92		$10.01	$8.42	$8.64

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(d)	0.06		0.06	0.03		0.06	0.08	0.06
Net realized and unrealized gain/(loss)	0.08		0.23	0.59		2.09	1.61	(0.23)
Total from investment operations	0.14		0.29	0.62		2.15	1.69	(0.17)

DISTRIBUTIONS:
From net investment income	(0.02)		(0.06)	–		(0.11)	(0.10)	(0.05)
From net realized gains	(3.32)		(1.20)	–		(0.13)	–	–
Total distributions	(3.34)		(1.26)	–		(0.24)	(0.10)	(0.05)

Net increase/(decrease) in net asset value	(3.20)		(0.97)	0.62		1.91	1.59	(0.22)
Net asset value, end of year	$8.37		$11.57	$12.54		$11.92	$10.01	$8.42
TOTAL RETURN(e)	2.09%		2.57%	5.20%		21.70%	20.17%	(1.81)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$49,814		$55,608	$59,628		$59,069	$50,142	$44,989
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.53%		1.49%	1.48	%(f)	1.47%	1.51%	1.58%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.15	%(g)	1.40%	1.40	%(f)	1.40%	1.40%	1.40%
Ratio of net investment income to average net assets	0.66%		0.53%	0.48	%(f)	0.52%	0.95%	0.83%
Portfolio turnover rate(h)	78%		114%	13%		19%	34%	46%

(a)	Effective February 28, 2015 the Fund changed its name from the ALPS | WMC Disciplined Value Fund to the ALPS | WMC Research Value Fund.
(b)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(c)	Prior to August 31, 2012, the ALPS | WMC Disciplined Value Fund was known as the ALPS | WMC Value Intersection Fund.
(d)	Calculated using the average shares method.
(e)
Total returns are for the period indicated and have not been annualized.  Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Returns shown exclude any applicable sales charges.

(f)	Annualized.
(g)	Effective November 1, 2015 the contractual expense limitation changed from 1.40% to 1.15%.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

98 | October 31, 2016

ALPS | WMC Research Value Fund – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015(a)	For the Fiscal Period Ended October 31, 2014(b)		For the Year Ended April 30, 2014	For the Year Ended April 30, 2013(c)	For the Year Ended April 30, 2012
Net asset value, beginning of period	$11.32		$12.36	$11.80		$9.93	$8.39	$8.62

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(d)	(0.01)		(0.03)	(0.02)		(0.02)	0.02	(0.01)
Net realized and unrealized gain/(loss)	0.08		0.24	0.58		2.08	1.57	(0.20)
Total from investment operations	0.07		0.21	0.56		2.06	1.59	(0.21)

DISTRIBUTIONS:
From net investment income	(0.01)		(0.05)	–		(0.06)	(0.05)	(0.02)
From net realized gains	(3.32)		(1.20)	–		(0.13)	–	–
Total distributions	(3.33)		(1.25)	–		(0.19)	(0.05)	(0.02)

Net increase/(decrease) in net asset value	(3.26)		(1.04)	0.56		1.87	1.54	(0.23)
Net asset value, end of year	$8.06		$11.32	$12.36		$11.80	$9.93	$8.39
TOTAL RETURN(e)	1.28%		1.87%	4.75%		20.97%	19.07%	(2.45)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$449		$870	$257		$133	$100	$79
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.27%		2.24%	2.24	%(f)	2.22%	2.26%	2.38%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.90	%(g)	2.15%	2.15	%(f)	2.15%	2.15%	2.15%
Ratio of net investment income/(loss) to average net assets	(0.07)%		(0.22)%	(0.30	)%(f)	(0.23)%	0.19%	(0.16)%
Portfolio turnover rate(h)	78%		114%	13%		19%	34%	46%

(a)	Effective February 28, 2015 the Fund changed its name from the ALPS | WMC Disciplined Value Fund to the ALPS | WMC Research Value Fund.
(b)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(c)	Prior to August 31, 2012, the ALPS | WMC Disciplined Value Fund was known as the ALPS | WMC Value Intersection Fund.
(d)	Calculated using the average shares method.
(e)
Total returns are for the period indicated and have not been annualized.  Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Returns shown exclude any applicable sales charges.

(f)	Annualized.
(g)	Effective November 1, 2015 the contractual expense limitation changed from 2.15% to 1.90%.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

99 | October 31, 2016

ALPS | WMC Research Value Fund – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015(a)	For the Fiscal Period Ended October 31, 2014(b)		For the Year Ended April 30, 2014	For the Year Ended April 30, 2013(c)	For the Year Ended April 30, 2012
Net asset value, beginning of period	$11.75		$12.69	$12.05		$10.10	$8.49	$8.71

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(d)	0.08		0.09	0.05		0.09	0.11	0.09
Net realized and unrealized gain/(loss)	0.08		0.23	0.59		2.12	1.61	(0.24)
Total from investment operations	0.16		0.32	0.64		2.21	1.72	(0.15)

DISTRIBUTIONS:
From net investment income	(0.03)		(0.06)	–		(0.13)	(0.11)	(0.07)
From net realized gains	(3.32)		(1.20)	–		(0.13)	–	–
Total distributions	(3.35)		(1.27)	–		(0.26)	(0.11)	(0.07)

Net increase/(decrease) in net asset value	(3.19)		(0.94)	0.64		1.95	1.61	(0.22)
Net asset value, end of year	$8.56		$11.75	$12.69		$12.05	$10.10	$8.49
TOTAL RETURN(e)	2.24%		2.86%	5.31%		22.11%	20.43%	(1.62)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$42,495		$40,915	$43,502		$44,729	$39,417	$34,636
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.28%		1.24%	1.23	%(f)	1.22%	1.26%	1.33%
Ratio of expenses to average net assets including fee waivers and reimbursements	0.90	%(g)	1.15%	1.15	%(f)	1.15%	1.15%	1.15%
Ratio of net investment income to average net assets	0.90%		0.78%	0.74	%(f)	0.77%	1.20%	1.08%
Portfolio turnover rate(h)	78%		114%	13%		19%	34%	46%

(a)	Effective February 28, 2015 the Fund changed its name from the ALPS | WMC Disciplined Value Fund to the ALPS | WMC Research Value Fund.
(b)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(c)	Prior to August 31, 2012, the ALPS | WMC Disciplined Value Fund was known as the ALPS | WMC Value Intersection Fund.
(d)	Calculated using the average shares method.
(e)
Total returns are for the period indicated and have not been annualized.  Total returns would have been lower had certain expenses not been waived during the period.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(f)	Annualized.
(g)	Effective November 1, 2015 the contractual expense limitation changed from 1.15% to 0.90%.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

100 | October 31, 2016

Clough China Fund

Management Commentary	October 31, 2016 (Unaudited)

The Clough China Fund’s (the “Fund”) fiscal year ended October 31, 2016 could be viewed in two segments. The first lasting from October 2015 to mid-February 2016, where the MSCI China Index fell nearly 25% from peak-to-trough as investors became concerned with an accelerating decline in foreign currency reserves in conjunction with a weakening Chinese currency, Renminbi (RMB). The lack of comment from China's Central Bank, People’s Bank of China (PBOC), also heightened fears that the Bank had lost control over the country’s capital account and currency. This fear, however, subsided after the Bank's widely respected head, Zhou Xiaochuan, clarified policy surrounding the currency, where it would “float” around a basket of currencies going forward and not be pegged solely to the U.S. dollar. Additionally, he stated that speculative attacks on the currency would be defeated by the central bank. Given the country's $3 trillion+ in foreign currency reserves, this was not an empty threat, and both the equity and currency markets reflected more calm.

This began the second segment of the year from February to the end of the fiscal year where the China market rallied sharply up nearly 32% from its mid-February low. This rally was driven by not only more policy clarity from the PBOC, but also the Chinese government adding further support to investor sentiment by introducing a property tax cut and a 0.50% reduction in China’s Reserve Requirement Ratio. The property tax cuts along with other relaxation of home purchase restrictions still in place in China resulted in a rebound in property sales. For the first ten months of this calendar year, property sales grew by just over 41% in value terms. The rebound in property sales clearly helped China’s GDP growth as it came in at 6.7%, which is a slight slowdown from last year’s 6.9%, but very far from the common narrative held by skeptical investors and Western press which have been predicting for the last several years of an imminent hard landing and debt crisis.

There has been this perception that China’s growth is driven primarily by fixed asset investment and net exports; however, both of these components of GDP have slowed with fixed asset investment decelerating from 8.2% in the nine months of 2016 versus 10% in 2015 and exports down 6.8% in the first nine months of 2016 versus a negative 2.6% in 2015. On the other hand, retail sales continue to grow at a healthy 10.4% with consumption now comprising 71% of China’s GDP growth which is even more than 2015’s 66%. This confirms our thesis that China’s economic rebalance from investment to consumption led growth continues unabated. China’s consumption story, in our view, is one of the best investment themes globally. The headline figures support this.

From a corporate earnings standpoint, China’s industrial profits picked up strongly in August where they rose 19.5% driven by higher commodity prices. China’s Producers Price Index (PPI) turned positive for the first time since 2012, which could herald better pricing power for Chinese companies. Given these positive tailwinds, China's Hang Seng China Enterprise Index trades at just 8.6X consensus estimates, which is a substantial discount to global peers. China’s growth comes attractively valued in our view.

Portfolio Composition
Over the twelve months ended October 31, 2016 the top contributors to the Fund return were Tencent (700 HK), Alibaba (BABA US), and Sands China (1928 HK). The Clough China Fund NAV declined 1.36% for the fiscal year (2015/16) ending October 31, 2016 while the MSCI China Index went up 1.54%. The major reason for the underperformance was the fund’s underweight in both IT and Energy, the top two performing sectors. The un-invested cash was also a detractor. The impact of the stock selection is analyzed here below.

Tencent stands as the largest holding of the Fund and has been for a number of years.  It is also the largest component of the MSCI China Index. Founded in 1998 by Pony Ma and listed in Hong Kong in 2004, Tencent has a number of business lines in which they dominate. This would include premium messaging services, internet value added services and online games. Their social networks, Weixin and WeChat, have 846 million monthly active users. Given their market dominance, Mr. Ma has built an extremely profitable entity with return on equity (ROE) and net margins above 30%. The company’s recently released third quarter results showed very solid year over year (“YoY”) growth profile with revenues up 52% and net profit up 42%. We remain very upbeat on this company as we believe the company has only scratched the surface on the monetization front of their huge user base. This will continue to be a long-term holding of the Fund.

Alibaba is China’s e-commerce group that dominates online shopping in China, accounting for 80% of all online shopping by individual customers in China. Online shopping is a high growth segment in the market with sales of goods and services rising by 28.2% YoY representing over 14% of total consumer retail sales. This segment moved quickly to mobile devices which comprise over 70% of online transactions. The company was founded in 1999 by Jack Ma and listed on the New York Stock Exchange in September 2014. Other business segments that are important to Alibaba’s value include their online payment services called Alipay which is China’s largest third party online payment service provider. Taking a page from Amazon, Alibaba also runs China’s largest cloud infrastructure company called Aliyun. China’s cloud storage industry is still in its nascent stages and this entity’s revenue is growing well over 100% YoY. According to a recent report by Goldman Sachs, Alibaba’s cloud computing business could generate $5 billion in revenue by 2019 making Aliyun the world’s second largest player in the cloud infrastructure sector. The company recently reported its second quarter results which beat expectations with net earnings up 41% driven by a 55% increase in revenue. The company’s ROE stood at about 25% with a net margin of 24%.

Sands China is a leading developer of integrated resorts in Macau which is 70% owned by U.S.-listed Las Vegas Sands. Macau is China’s designated legalized gambling zone that generates more than 5 times the Las Vegas strip in gaming  revenue1. The industry has undergone some challenges since 2013, as President Xi Jinping launched an anti-graft campaign which made gambling in Macau a less acceptable activity. We have, however, seen positive YoY growth since August of this year2, which could signal a bottoming of revenues for the territory. In spite of this challenging top-down environment, Sands China continues to find success as its properties in Macau target the mass market and high-end mass market gamers, which were far less impacted by China’s anti-corruption campaign. Another driver of revenue growth for Sands China is non-gaming revenue. According to most recent data released by the Macau government, non-gaming spend per visitor jumped 17% YoY. Given the company’s broad offering in the retail sector, Sands should benefit. This has translated into the company’s financial performance. Third quarter results were just released which reflected EBIDTA (Earnings Before Interest, Taxes, Depreciation and Amortization) growth of 15% YoY on revenue numbers up 17% on the year. The company’s stock is supported not only by these better than expected results, but a 5.3% dividend yield.

101 | October 31, 2016

Clough China Fund

Management Commentary	October 31, 2016 (Unaudited)

Major detractors to the Fund’s performance include China Life, Ping An, and Baidu.

China Life is China’s largest life insurance company with over 600,000 agents nationwide. The thesis behind the investment was insurance penetration remains very low in China and companies such as China Life would benefit from a structural increase in demand for their products. This in addition to attractive valuations brought us to invest in the company. However, the company reported several quarters in a row of disappointing results and thus we exited the position. We lost confidence in the company’s management ability to execute.

Ping An Insurance has a more diversified mix of products than China Life including insurance, value-oriented financial services, e-finance and banking. They also hold a 44% stake in Lufax one of China’s largest online peer-to-peer lender which is looking to list next year. This could be a catalyst for stock performance. Ping An is not a state-controlled entity and has an aggressive and dynamic management. As a result, the company has shown robust premium growth with resilient margins in all its insurance product lines. This combination is reflected in its most recent earnings announcement with first half net profit up 18%. We continue to hold a large position in this company.

Baidu is listed on the NYSE and operates China’s dominant search engine with nearly 80% market share. The company came under regulatory scrutiny after a user of Baidu’s search engine died after receiving an ineffective cancer treatment sourced on Baidu. The company subsequently pulled its healthcare ads/paid search results, which had a negative impact on the company’s growth profile. Additionally, with web access being moved from PC to mobile, both Tencent and Alibaba have become formidable competitors in their search/ad business, putting further pressure on the company’s outlook. Management has attempted to broaden the business lines in the internet arena, but these investments to date have not been successful and have dragged margins down substantially. Over the medium-to-longer term, this could be an interesting investment. We would like to see some stabilization in margins and more effective communication of business strategy going forward before stepping in again. The Fund does not hold a position at this time.

Outlook:
We remain very positive on China’s prospects.

The  consumer  remains  robust  and  the  private  sector  has  built companies  that  are  competitive  nationally,  but  globally  as  well. Retail sales grew over 10% in the first three quarters of this year, consumption comprises 71% of China’s GDP growth. We believe that China consumers will continue to grow. A study done by the Boston Consulting Group forecasts that the consumer economy will grow by 55% through 2020 adding a new consumer market of $2.3 trillion or 1.3 times larger than the current consumer markets of the UK or Germany assuming a modest 5.5% GDP growth rate. Urban middle class  consumers  will  drive  this  growth  as  this  segment  of  the population is anticipated to grow from 350‐400  million people to over  550  million  people  by  2022  according  to  a  study  done  by McKinsey. Household debt‐to‐GDP stands at 40%, which is less than half of U.S. and British households which stand at 87%. Additionally, savings rates are very high. Household bank deposits are equivalent to 80% of GDP versus 46% here in the U.S.

Let’s take a closer look at the Chinese auto sector as an example. Nearly 25 million units were sold in China in 2015 versus 17.2 million vehicles  sold in the U.S. Year‐to‐date auto sales have grown over 15%. This  is  due  to  no  small  part  to  the  health  of  the  Chinese consumer’s balance sheet as well as a tax incentive to encourage the purchasing of a car with engines of 1.6L or less in size. In spite of the rapid growth of the auto market, auto penetration is still very low at 120 vehicles per 1,000 people per IHS Automotive. This compares with  over  500  vehicles  per  1,000  people  in  Western  Europe  and  North  America.  We  remain  constructive  on  China’s automobile sector.

The challenges facing China's economy are clear. When traveling around  the  country  and  meeting  with  senior  government  policy makers,  China’s  growing  debt  stock  and  moribund  State‐Owned Enterprise sector are discussed openly. To put some numbers to the issue, China’s total debt‐to-GDP stands at approximately 250%. This is in-line with levels seen in the U.S. The pace of debt creation, however, is troubling, with debt-to-GDP of only 150% in 2007. This rate  of  debt  expansion  far  outpaces  what  we  have  seen  in  the Western world. One major difference, though, is that much of the debt is held at the corporate level. Both the Chinese consumer and government are not highly leveraged in a global context. In addition, much  of  the  debt  is  in  the  hands  of  companies  owned  by  the government. Thus, the country’s ability to come up with a solution to the issue is unique in a Western context. Thus, we think a Lehman style event is highly unlikely. In addition, the country has plenty of liquidity  available  in  its  financial  system  with  over  $3  trillion  in foreign currency reserves along with a very high Required Reserve Ratio of over 17% for large banks. Since only 8% of China’s debt is held by foreigners3 likely eliminates any repeat of what we have seen in Latin America as well as the 1997 Asian Financial Crisis.

The  Chinese  leaders  are  not  asleep  at  the  wheel.  They  are addressing the parts of the Chinese economy that have excess debt as well as oversupply. For example, in the steel industry, China has targeted to close 150 million tons of capacity over the next three years out of a total of 1 billion tons. Inefficient companies will be put out of business and mergers will occur to improve overall efficiency in the sector. Just recently, Baosteel, China’s second largest steel producer, announced plans to merge with Wuhan Steel, which is a far less profitable and efficient producer of steel. To minimize the impact of layoffs in both the steel and coal sectors, the government has earmarked $23 billion to help support and retrain displaced workers which could number in the five to six million range4. In addition to M&A and outright closures, the government has just recently released guidelines for debt-to-equity swaps. Encouragingly, the debt-for-equity swaps program will be market driven and banks will not be forced to take on equity of companies with no prospects for survival. That being said, China’s debt stock will not reverse in the future, but we anticipate the pace of debt creation will slow to levels in line with nominal GDP growth.

102 | October 31, 2016

Clough China Fund

Management Commentary	October 31, 2016 (Unaudited)

In our view, there is an inordinate amount of focus on China’s headline GDP growth number. It is inevitable that China’s GDP growth will slow and that is due to the law of large numbers. In the early 1990’s, when China's economy was $500 billion, growth of 10-15% although quite spectacular, the actual incremental GDP created was in the $50-$75 billion range. Today, with nearly an $11 trillion economy, growing even 6.5% would mean China creates an additional $710 billion in economic activity each year. To put this into perspective, this is the size of the Swiss or Dutch economies. So we are not necessarily focused on the level of China’s growth, but the quality of growth. We believe that the government is moving the economy in the right direction on this front.

In terms of the election of Donald Trump who promised to name China as a currency manipulator and threatened to tax some imports from China, we have a number of thoughts. First of all, the Chinese currency has weakened versus the U.S. dollar, but so have all the other major currencies in the world including the British Pound, Euro, and Japanese Yen. Thus RMB weakness is a function of a strong dollar and not necessarily of any guileful policy to do so. With the PBOC’s outlining of its currency “float” policies the fact that the RMB recently attained Central Bank reserve currency status, accusations of currency manipulation need to be backed up with data which in our view remains scant. Secondly, as we noted earlier, China’s dependence on exports has diminished dramatically over the years. GDP growth is being driven by domestic demand. Finally, given Trump’s clear desire to pull out from the recently negotiated Trans-Pacific Partnership, which main policy objective was to isolate China from its Asian neighbors on the trade front, gives China breathing room in this area. Without getting too focused on geopolitics, it appears that Trump is going to be pursuing a more isolationist policy which will allow China to have more flexibility in its relationships with its regional partners.

Francoise Vappereau, Co-Portfolio Manager
Eric Brock, Co-Portfolio Manager
Brian Chen, Co-Portfolio Manager
Sources:
[1]	Bloomberg: Macau Casino Revenue Drops Less Than Estimated on Holiday Boost 3/1/2016
[2]	Gaming Inspection and Coordination Bureau Macao SAR
[3]	Morgan Stanley Wealth Management: Investment perspective 7/29/16
[4]	Reuters: China to Lay Off Five to Six Million Workers, Earmarks at Least $23 Billion 3/3/2016

Investments in international and emerging markets securities include exposure to risks such as currency fluctuations, foreign taxes and regulations, and the potential for illiquid markets and political instability.

The views of the author and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer's current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither ALPS, Advisors, Inc., Clough Capital Partners, LP, nor the Fund accepts any liability for losses either direct or consequential caused by the use of this information.

103 | October 31, 2016

Clough China Fund

Performance Update	October 31, 2016 (Unaudited)

Performance of $10,000 Initial Investment (as of October 31, 2016)
Comparison of change in value of a $10,000 investment (includes maximum sales charges of 5.50%)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of October 31, 2016)

	6 Month	1 Year	3 Year	5 Year	10 Year	Since Inception^	Total Expense Ratio	What You Pay*
Class A (NAV)	10.08%	-1.61%	0.13%	5.54%	6.90%	10.29%	1.98%	1.95%
Class A (MOP)	4.05%	-7.04%	-1.73%	4.35%	6.30%	9.72%
Class C (NAV)	9.66%	-2.34%	-0.64%	4.73%	6.10%	9.47%	2.78%	2.70%
Class C (CDSC)	8.66%	-3.31%	-0.64%	4.73%	6.10%	9.47%
Class I [1]	10.20%	-1.31%	0.48%	5.89%	7.34%	10.75%	1.77%	1.70%
MSCI China Index[2]	12.07%	1.54%	2.38%	4.82%	6.85%	9.94%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million. The Fund imposes a 2.00% redemption fee on shares held for less than 30 days.

Performance less than 1 year is cumulative.

The performance shown for the Clough China Fund for periods prior to January 15, 2010, reflects the performance of the Old Mutual China Fund, a series of Old Mutual Funds I (as a result of a prior reorganization of the Old Mutual China Fund into the Clough China Fund).

[1]	Prior to close of business on January 15, 2010, Class I was known as Institutional Class of the Old Mutual China Fund.

104 | October 31, 2016

Clough China Fund

Performance Update	October 31, 2016 (Unaudited)

[2]
The Morgan Stanley Capital International (“MSCI”) China Index is constructed according to the MSCI Global Investable Market Index (GIMI) family. The MSCI China Index is part of the MSCI Emerging Markets Index. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

^	Fund Inception date of December 30, 2005.
*	What You Pay reflects the Advisor’s decision to contractually limit expenses through February 28, 2017. Please see the prospectus for additional information.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

 Investing in China, Hong Kong and Taiwan involves risk and considerations not present when investing in more established securities markets. The Fund may be more susceptible to the economic, market, political and local risks of these regions than a fund that is more geographically diversified.

Top Ten Holdings (as a % of Net Assets) †

Tencent Holdings, Ltd.	12.96%
Alibaba Group Holding, Ltd.,
Sponsored ADR	8.85%
China Mobile, Ltd.	6.80%
China Construction Bank Corp., Class H	5.63%
Ping An Insurance Group Co. of China, Ltd.,
Class H	4.69%
Industrial & Commercial Bank of China,
Ltd., Class H	3.96%
Bank of China, Ltd., Class H	3.32%
Byd Co., Ltd., Class H	2.90%
Sands China, Ltd.	2.59%
China Petroleum & Chemical Corp., Class H	2.43%
Top Ten Holdings	54.13%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents indicative values only. Excludes cash & cash equivalents.

Industry Sector Allocation (as a % of Net Assets)

105 | October 31, 2016

Clough China Fund

Statement of Investments	October 31, 2016

	Shares	Value (Note 2)
COMMON STOCKS (83.77%)
Consumer Discretionary (12.26%)
Automobiles (4.09%)
Byd Co., Ltd., Class H(a)	266,000	$1,751,171
Geely Automobile Holdings, Ltd.	260,000	267,527
Guangzhou Automobile Group Co., Ltd., Class H	370,000	446,817
		2,465,515

Automobiles & Components (1.09%)
Fuyao Glass Industry Group Co., Ltd., Class H(b)	227,200	658,908

Diversified Consumer Services (0.61%)
New Oriental Education & Technology Group, Inc., Sponsored ADR(a)	4,700	235,611
TAL Education Group, ADR(a)	1,600	130,304
		365,915

Hotels Restaurants & Leisure (4.43%)
China Lodging Group, Ltd., Sponsored ADR	17,100	735,471
Sands China, Ltd.	359,600	1,560,577
Wynn Macau, Ltd.	244,400	374,424
		2,670,472

Household Durables (0.54%)
Man Wah Holdings, Ltd.	493,424	327,483

Textiles, Apparel & Luxury Goods (1.50%)
Anta Sports Products, Ltd.	116,000	334,523
Li Ning Co., Ltd.(a)	262,500	187,137
Shenzhou International Group Holdings, Ltd.	58,000	384,169
		905,829

TOTAL CONSUMER DISCRETIONARY		7,394,122

Energy (7.11%)
Oil, Gas & Consumable Fuels (7.11%)
China Petroleum & Chemical Corp., Class H	2,028,120	1,466,739
China Shenhua Energy Co., Ltd., Class H	364,500	755,690
CNOOC, Ltd.	1,008,000	1,268,340
PetroChina Co., Ltd., Class H	1,164,000	796,450
		4,287,219

TOTAL ENERGY		4,287,219
	Shares	Value (Note 2)
Financials (20.14%)
Banks (14.43%)
Agricultural Bank of China, Ltd., Class H	1,343,000	$564,961
Bank of China, Ltd., Class H	4,471,437	2,003,738
China Construction Bank Corp., Class H	4,652,080	3,397,167
Chongqing Rural Commercial Bank, Class H	580,000	347,109
Industrial & Commercial Bank of China, Ltd., Class H	3,982,967	2,390,735
		8,703,710

Capital Markets (1.02%)
Haitong Securities Co., Ltd., Class H	163,200	288,743
Hong Kong Exchanges and Clearing, Ltd.	12,300	325,169
		613,912

Insurance (4.69%)
Ping An Insurance Group Co. of China, Ltd., Class H	537,500	2,829,142

TOTAL FINANCIALS		12,146,764

Health Care (1.51%)
Health Care Providers & Services (0.81%)
Sinopharm Group Co., Ltd., Class H	100,000	485,600

Pharmaceuticals (0.70%)
Sino Biopharmaceutical, Ltd.	608,000	424,965

TOTAL HEALTH CARE		910,565

Industrials (4.60%)
Air Freight & Logistics (0.64%)
ZTO Express Cayman, Inc., ADR(a)	22,800	386,004

Airlines (0.80%)
Air China, Ltd., Class H	730,000	479,634

Construction & Engineering (1.19%)
China Communications Construction Co., Ltd., Class H	277,000	304,161
China Railway Construction Corp., Ltd., Class H	186,000	232,504

106 | October 31, 2016

Clough China Fund

Statement of Investments	October 31, 2016

	Shares	Value (Note 2)
Construction & Engineering (continued)
China Railway Group, Ltd., Class H	237,000	$182,690
		719,355

Electrical Equipment (0.89%)
Xinjiang Goldwind Science & Technology Co., Ltd., Class H	391,600	539,879

Transportation Infrastructure (1.08%)
Jiangsu Expressway Co., Ltd., Class H	480,000	652,624

TOTAL INDUSTRIALS		2,777,496

Information Technology (23.28%)
Internet Software & Services (23.28%)
Alibaba Group Holding, Ltd., Sponsored ADR(a)	52,500	5,338,725
Momo, Inc., Sponsored ADR(a)	7,800	187,824
NetEase, Inc., ADR	2,700	693,873
Tencent Holdings, Ltd.	295,000	7,818,189
		14,038,611

TOTAL INFORMATION TECHNOLOGY		14,038,611

Materials (4.13%)
Construction Materials (2.45%)
Anhui Conch Cement Co., Ltd., Class H	305,500	844,377
China Resources Cement Holdings, Ltd.	1,568,000	633,158
		1,477,535

Metals & Mining (1.68%)
Angang Steel Co., Ltd., Class H(a)	586,000	300,073
Zijin Mining Group Co., Ltd., Class H	2,252,000	715,720
		1,015,793

TOTAL MATERIALS		2,493,328

Real Estate (1.99%)
Real Estate Management & Development (1.99%)
Cheung Kong Property Holdings, Ltd.	43,500	321,581
Sun Hung Kai Properties, Ltd.	59,000	878,577
		1,200,158

TOTAL REAL ESTATE		1,200,158
	Shares	Value (Note 2)
Telecommunication Services (8.29%)
Diversified Telecommunication (1.49%)
China Telecom Corp., Ltd., Class H	1,398,000	$720,757
China Unicom Hong Kong, Ltd.	152,000	178,450
		899,207

Wireless Telecommunication Services (6.80%)
China Mobile, Ltd.	358,000	4,101,389

TOTAL TELECOMMUNICATION SERVICES		5,000,596

Utilities (0.46%)
Water Utilities (0.46%)
CT Environmental Group, Ltd.	986,000	276,622

TOTAL UTILITIES		276,622

TOTAL COMMON STOCKS (Cost $38,606,653)		50,525,481

PARTICIPATION NOTES (3.42%)
Consumer Discretionary (1.57%)
Automobiles (0.90%)
SAIC Motor Corp., Ltd., Class A (Loan Participation Notes issued by Morgan Stanley Asia Products), expiring 02/23/18(b)	154,800	541,393

Household Durables (0.67%)
Suofeiya Home Collection Co., Ltd., Class A (Loan Participation Notes issued by Morgan Stanley Asia Products), expiring 4/12/2018(a)(b)	47,178	407,968

TOTAL CONSUMER DISCRETIONARY		949,361

Consumer Staples (1.14%)
Beverages (1.14%)
Kweichow Moutai Co., Ltd., Class A (Loan Participation Notes issued by Morgan Stanley Asia Products), expiring 11/09/17(b)	14,600	685,602

TOTAL CONSUMER STAPLES		685,602

107 | October 31, 2016

Clough China Fund

Statement of Investments	October 31, 2016

	Shares	Value (Note 2)
Industrials (0.71%)
Machinery (0.71%)
Zhengzhou Yutong Bus Co., Ltd., Class A (Loan Participation Notes issued by Morgan Stanley Asia Products), expiring 10/27/17(b)	135,335	$430,742

TOTAL INDUSTRIALS		430,742

TOTAL PARTICIPATION NOTES (Cost $1,695,004)		2,065,705

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (3.62%)
Money Market Fund (3.62%)
BR Liquidity T-Fund	0.218%	2,182,921	2,182,921

TOTAL SHORT TERM INVESTMENTS (Cost $2,182,921)			2,182,921

TOTAL INVESTMENTS (90.81%) (Cost $42,484,578)			$54,774,107

Other Assets In Excess Of Liabilities (9.19%)			5,540,834

NET ASSETS (100.00%)			$60,314,941

(a)	Non-Income Producing Security.
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of October 31, 2016, the aggregate market value of those securities was $2,724,613, representing 4.51% of net assets.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

108 | October 31, 2016

Clough China Fund

Statement of Assets and Liabilities	October 31, 2016

ASSETS
Investments, at value	$54,774,107
Foreign currency, at value (Cost $6,202,341)	6,216,774
Receivable for investments sold	244,923
Receivable for shares sold	1,373
Dividends receivable	626
Prepaid expenses and other assets	5,699
Total Assets	61,243,502
LIABILITIES
Payable for investments purchased	757,830
Payable for shares redeemed	27,240
Investment advisory fees payable	55,044
Administration and transfer agency fees payable	31,842
Distribution and services fees payable	11,321
Professional fees payable	24,994
Accrued expenses and other liabilities	20,290
Total Liabilities	928,561
NET ASSETS	$60,314,941
NET ASSETS CONSIST OF
Paid-in capital	$57,008,355
Accumulated net investment income	103,102
Accumulated net realized loss	(9,100,453)
Net unrealized appreciation	12,303,937
NET ASSETS	$60,314,941
INVESTMENTS, AT COST	$42,484,578
PRICING OF SHARES
Class A:
Net Asset Value, offering and redemption price per share	$21.07
Net Assets	$18,358,019
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	871,225
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$22.30
Class C:
Net Asset Value, offering and redemption price per share(a)	$20.10
Net Assets	$8,351,837
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	415,459
Class I:
Net Asset Value, offering and redemption price per share	$21.60
Net Assets	$33,605,085
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,556,104

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's Prospectus.

See Notes to Financial Statements.

109 | October 31, 2016

Clough China Fund

Statement of Operations	For the Year Ended October 31, 2016

INVESTMENT INCOME
Dividends	$1,400,354
Foreign taxes withheld on dividends	(87,413)
Total Investment Income	1,312,941

EXPENSES
Investment advisory fees	822,956
Administrative fees	106,453
Transfer agency fees	3,449
Distribution and service fees
Class A	49,846
Class C	86,435
Professional fees	26,587
Delegated transfer agent equivalent services
Class A	7,939
Class C	6,683
Class I	22,890
Reports to shareholders and printing fees	12,750
State registration fees	47,872
Insurance fees	802
Custody fees	30,358
Trustees' fees and expenses	1,717
Miscellaneous expenses	14,259
Total Expenses	1,240,996
Less fees waived/reimbursed by investment advisor (Note 8)
Class A	(17,281)
Class C	(10,804)
Class I	(38,704)
Net Expenses	1,174,207
Net Investment Income	138,734
Net realized loss on investments	(5,093,298)
Net realized loss on foreign currency transactions	(80,360)
Net realized loss	(5,173,658)
Net change in unrealized appreciation on investments	2,907,928
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	14,755
Net change in unrealized appreciation	2,922,683
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(2,250,975)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,112,241)

See Notes to Financial Statements.

110 | October 31, 2016

Clough China Fund

Statements of Changes in Net Assets

	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
OPERATIONS
Net investment income	$138,734	$567,927
Net realized loss	(5,173,658)	(1,785,995)
Net change in unrealized appreciation/(depreciation)	2,922,683	(5,138,015)
Net Decrease in Net Assets Resulting from Operations	(2,112,241)	(6,356,083)

DISTRIBUTIONS
Dividends to shareholders from net investment income
Class A	(356,689)	(646,687)
Class C	(65,110)	(212,498)
Class I	(620,111)	(889,808)
Dividends to shareholders from net realized gains
Class A	–	(599,361)
Class C	–	(236,066)
Class I	–	(777,420)
Net Decrease in Net Assets from Distributions	(1,041,910)	(3,361,840)

BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class A	1,548,407	9,834,811
Class C	662,919	4,114,019
Class I	6,343,930	39,761,433
Dividends reinvested
Class A	245,993	858,834
Class C	30,159	247,634
Class I	378,863	1,031,976
Shares redeemed, net of redemption fees
Class A	(7,478,273)	(13,529,955)
Class C	(2,289,444)	(4,280,998)
Class I	(9,416,949)	(36,894,860)
Net Increase/(Decrease) in Net Assets Derived from Beneficial Interest Transactions	(9,974,395)	1,142,894

Net decrease in net assets	(13,128,546)	(8,575,029)

NET ASSETS
Beginning of year	73,443,487	82,018,516
End of year *	$60,314,941	$73,443,487
*Including accumulated net investment income of:	$103,102	$1,041,894

See Notes to Financial Statements.

111 | October 31, 2016

Clough China Fund – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012
Net asset value, beginning of period	$21.74	$23.50	$20.72		$21.45	$18.43	$21.02

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.04	0.12	0.45		0.12	0.15	0.02
Net realized and unrealized gain/(loss)	(0.40)	(0.92)	2.33		(0.69)	2.90	(2.61)
Total from investment operations	(0.36)	(0.80)	2.78		(0.57)	3.05	(2.59)

DISTRIBUTIONS:
From net investment income	(0.31)	(0.50)	–		(0.17)	(0.03)	–
From net realized gains	–	(0.46)	–		–	–	–
Total distributions	(0.31)	(0.96)	–		(0.17)	(0.03)	–

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00 (c)	0.00 (c)	0.00	(c)	0.01	0.00 (c)	0.00 (c)
Net increase/(decrease) in net asset value	(0.67)	(1.76)	2.78		(0.73)	3.02	(2.59)
Net asset value, end of year	$21.07	$21.74	$23.50		$20.72	$21.45	$18.43
TOTAL RETURN(d)	(1.61)%	(3.49)%	13.42%		(2.69)%	16.54%	(12.32)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$18,358	$25,276	$30,526		$31,164	$32,709	$30,542
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.04%	1.98%	2.06	%(e)	2.06%	2.14%	2.08%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.95%	1.95%	1.95	%(e)	1.95%	1.95%	1.95%
Ratio of net investment income to average net assets	0.18%	0.50%	3.96	%(e)	0.55%	0.78%	0.13%
Portfolio turnover rate(f)	126%	193%	76%		232%	221%	174%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)
Total returns are for the period indicated and have not been annualized.  Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Returns shown exclude any applicable sales charges.

(e)	Annualized.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

112 | October 31, 2016

Clough China Fund – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012
Net asset value, beginning of period	$20.72	$22.53	$19.94		$20.71	$17.90	$20.58

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss)(b)	(0.10)	(0.04)	0.33		(0.02)	0.01	(0.11)
Net realized and unrealized gain/(loss)	(0.39)	(0.89)	2.26		(0.68)	2.80	(2.57)
Total from investment operations	(0.49)	(0.93)	2.59		(0.70)	2.81	(2.68)

DISTRIBUTIONS:
From net investment income	(0.13)	(0.42)	–		(0.07)	–	–
From net realized gains	–	(0.46)	–		–	–	–
Total distributions	(0.13)	(0.88)	–		(0.07)	–	–

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00 (c)	0.00 (c)	0.00	(c)	0.00 (c)	0.00 (c)	0.00 (c)
Net increase/(decrease) in net asset value	(0.62)	(1.81)	2.59		(0.77)	2.81	(2.68)
Net asset value, end of year	$20.10	$20.72	$22.53		$19.94	$20.71	$17.90
TOTAL RETURN(d)	(2.34)%	(4.25)%	12.99%		(3.43)%	15.70%	(13.02)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$8,352	$10,395	$11,575		$10,866	$12,251	$11,674
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.83%	2.78%	2.87	%(e)	2.86%	2.94%	2.88%
Ratio of expenses to average net assets including fee waivers and reimbursements	2.70%	2.70%	2.70	%(e)	2.70%	2.70%	2.70%
Ratio of net investment income/(loss) to average net assets	(0.52)%	(0.18)%	3.08	%(e)	(0.09)%	0.07%	(0.62)%
Portfolio turnover rate(f)	126%	193%	76%		232%	221%	174%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 and ($0.005) per share.
(d)
Total returns are for the period indicated and have not been annualized.  Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Returns shown exclude any applicable sales charges.

(e)	Annualized.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

113 | October 31, 2016

Clough China Fund – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012
Net asset value, beginning of period	$22.28	$23.97	$21.11		$21.82	$18.71	$21.30

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.09	0.23	0.45		0.19	0.13	0.06
Net realized and unrealized gain/(loss)	(0.39)	(1.00)	2.41		(0.69)	3.02	(2.65)
Total from investment operations	(0.30)	(0.77)	2.86		(0.50)	3.15	(2.59)

DISTRIBUTIONS:
From net investment income	(0.38)	(0.53)	–		(0.21)	(0.06)	–
From net realized gains	–	(0.46)	–		–	–	–
Total distributions	(0.38)	(0.99)	–		(0.21)	(0.06)	–

REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 6)	0.00 (c)	0.07	0.00	(c)	0.00 (c)	0.02	0.00 (c)
Net increase/(decrease) in net asset value	(0.68)	(1.69)	2.86		(0.71)	3.11	(2.59)
Net asset value, end of year	$21.60	$22.28	$23.97		$21.11	$21.82	$18.71
TOTAL RETURN(d)	(1.31)%	(2.99)%	13.55%		(2.41)%	16.95%	(12.16)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$33,605	$37,772	$39,917		$33,435	$25,972	$28,868
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.82%	1.77%	1.82	%(e)	1.81%	1.94%	1.85%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.70%	1.70%	1.70	%(e)	1.70%	1.70%	1.70%
Ratio of net investment income to average net assets	0.46%	0.95%	3.89	%(e)	0.83%	0.69%	0.33%
Portfolio turnover rate(f)	126%	193%	76%		232%	221%	174%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)
Total returns are for the period indicated and have not been annualized.  Total returns would have been lower had certain expenses not been waived during the period.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Annualized.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

114 | October 31, 2016

RiverFront Global Allocation Series

Management Commentary	October 31, 2016 (Unaudited)

Overview:
In 2016, markets have remained somewhat volatile, with a variety of headlines driving much of the price action – both in the equity and fixed income markets. In the US, November elections have dominated all forms of media. Additionally, the specter of the Federal Reserve starting to raise interest rates has loomed with the release of each economic data point. Internationally, there have also been numerous storylines that can be blamed (or praised in the event of positive tape action) for market reactions. The summer months brought the storm clouds of Brexit and worries about the Italian bank stress test. Lastly, the perceived failure on the part of the Bank of Japan to deliver meaningful policies to stimulate economic growth has cast a pall over Japan’s equities. The list of headline drivers is arguably much longer, but just these few underscore the wide range of issues that have all contributed to investment decision‐making over the past year.

As we moved past the fears surrounding the Brexit vote, we saw risk assets begin to outperform. With oil prices stabilizing and growth in China recovering, emerging markets led the way. High yield bonds continued to perform well. In addition, accommodative central banks provided confidence that the global economic recovery would continue. European markets recovered nicely with the election of a new prime minister in the UK who made it clear that, while the UK would leave the EU, the process would be slow and deliberate.

As the fiscal year ended just prior to the Presidential election, our investment team analyzed a number of different election scenarios to determine the likely market reaction to various outcomes. With the Trump victory, we believe the challenge for investors now is to determine the likely long‐term economic and financial market impact of the Republican sweep (control of the presidency and both houses of Congress). We believe that the most likely direction for economic policy and the potential economic and market impacts are:

●
We believe that the business‐friendly policies of a Trump administration will likely offset the negative impact of his previously announced trade policies. This could be positive for both US and European equity markets.

●	We believe that trade policy is likely to become more protectionist, which could be negative for China and possibly Mexico.
●	We think inflation is likely to move higher, which could ultimately result in more pricing power for US companies.
●	We think the Fed could become more hawkish given the previous calls from both Trump and some Congressional leaders that the Fed raise interest rates.
●	We believe, based on Trump’s suggestions of infrastructure build, a larger military and other such spending programs, that the US budget deficit will grow larger in the short run.
●	We believe the corporate tax code is likely to be reformed.
●	We think the Affordable Care Act (Obamacare) is likely to be repealed.
Trump’s policy proposals are not very detailed and could be substantially modified in the legislative process. Until we get more clarity on future policy direction, we are likely to encounter more market volatility. However, if we can avoid extended trade disputes with our friends and major export markets (especially Canada and Mexico), then we believe that the long bull market that began in 2009 can remain intact. We remain overweight equities and have recently moved more of our allocation back into large cap US stocks. In our strategies with the longest time horizons, we have a modest amount of emerging markets equities. We continue to prefer that our energy exposure be primarily in master-limited-partnerships (MLPs). Within fixed income, we retain a significant portion of our allocation in high yield; however, we are cautious about valuations.

Performance Discussion for the Conservative Income Builder and Moderate Growth & Income Funds:
The RiverFront Conservative Income and Moderate Growth & Income Funds are managed using the same overarching process which is based on our Price Matters® framework. This framework allows the investment managers to develop investment themes that span across the various asset classes in which the funds are invested. As a result, these funds hold substantially the same securities, but the asset class allocations differ depending on the investment time horizon for each. This results in the performance drivers being the same. In the case of the Conservative Income Builder Fund, the allocation is 30% equities and 70% fixed income. The Moderate Growth & Income Fund is managed to a targeted allocation of 50% equities and 50% fixed income. The RiverFront investment managers have the flexibility to make allocations that differ from the benchmark.

In discussing the performance for the RiverFront Funds, it’s important to keep in mind their global allocation mandate. All of the RiverFront offerings have exposure to multi-cap, global equities; our balanced funds have the addition of fixed income. The table below illustrates the disparity of returns across the major indices during the most recent quarter, which resulted in varying degrees of relative performance when compared to the traditional single index, mutual fund benchmark.

Benchmark Indexes	1 Year Returns (11/1/2015-10/31/2016)
S&P 500 Total Return	4.51%
S&P 1000 Total Return	6.29%
MSCI EAFE (Net)	-3.23%
MSCI Emerging Markets (Net)	9.27%
MSCI All Country World Index (Net)	2.05%
Barclays US Aggregate	4.37%
BofAML US HY Master II Total Return	10.16%
Barclays US Treasury Index	3.32%
Barclays US Short Treasury Index (1-3M)	0.23%
Data as of 10/31/2016

115 | October 31, 2016

RiverFront Global Allocation Series

Management Commentary	October 31, 2016 (Unaudited)

*	For index definitions see footnotes at the end of the Management Commentary and below the performance data on the following pages.
**	For a complete presentation of RiverFront Mutual Fund and relevant benchmark performance, please refer to the Performance Update on the following pages.

Some Performance Contributors:

●	From an allocation perspective, the Funds benefitted from an underweight to fixed income.
●	In addition, there was positive selection impact from the preference for high yield over traditional fixed income.
●	We had positive selection impact within telecommunications and consumer staples.

Some Performance Detractors:

●
As these are globally allocated funds, the portfolio managers have a mandate to have an allocation based on our strategic targets. Developed international underperformed US equities over the period and our allocation to them impacted performance negatively.

●	The Funds experienced negative performance impact from the selection of securities which hedged exposure to the euro and the yen.
●	The underweight to energy impacted performance negatively.

Performance Discussion for the Global Growth, Global Allocation and Dynamic Equity Income Funds:
The RiverFront Global Growth, Global Allocation and Dynamic Equity Income Funds are managed using the same overarching process which is based on our Price Matters® framework. This framework allows the investment managers to develop investment themes that span across the various asset classes in which the funds are invested. As a result, these funds hold substantially the same securities, but the asset class allocations differ depending on the investment time horizon for each. This results in the performance drivers being the same. In the case of the Dynamic Equity Income Fund, the allocation is 70% equities and 30% fixed income. The Global Allocation fund is managed to a targeted allocation of 80% equities and 20% fixed income. The Global Growth fund is 100% equity. The RiverFront investment managers have the flexibility to make allocations that differ from the benchmark.

In discussing the performance for the RiverFront Funds, it’s important to keep in mind their global allocation mandate. All of the RiverFront offerings have exposure to multi‐cap, global equities; our balanced funds have the addition of fixed income. The table below illustrates the disparity of returns across the major indices during the most recent quarter, which resulted in varying degrees of relative performance when compared to the traditional single index, mutual fund benchmark.
Benchmark Indexes	1 Year Returns(11/1/2015-10/31/2016)
S&P 500 Total Return	4.51%
S&P 1000 Total Return	6.29%
MSCI EAFE (Net)	‐3.23%
MSCI Emerging Markets (Net)	9.27%
MSCI All Country World Index (Net)	2.05%
Barclays US Aggregate	4.37%
BofAML US HY Master II Total Return	10.16%
Barclays US Treasury Index	3.32%
Barclays US Short Treasury Index (1‐3M)	0.23%

Data as of 10/31/2016

*	For index definitions see footnotes at the end of the Management Commentary and below the performance data on the following pages.
**	For a complete presentation of RiverFront Mutual Fund and relevant benchmark performance, please refer to the Performance Update on the following pages.

Some Performance Contributors:

●
From an allocation perspective, the Dynamic Equity Income and Global Allocation Funds benefitted from an underweight to fixed income relative to their benchmark which had a larger fixed income component.

●
In addition, there was positive selection impact from the preference for high yield over traditional fixed income for Dynamic Equity Income and Global Allocation (these funds have a fixed income component).

●	We had positive selection impact within telecommunications and consumer staples.

Some Performance Detractors:

●
As these are globally allocated funds, the portfolio managers have a mandate to have an allocation based on our strategic targets. Developed international underperformed US equities over the period and our allocation to them impacted performance negatively.

●	The funds experienced negative performance impact from the selection of securities which hedged exposure to the euro and the yen.
●	The underweights to energy and healthcare impacted performance negatively.

116 | October 31, 2016

RiverFront Global Allocation Series

Management Commentary	October 31, 2016 (Unaudited)

Michael Jones, CFA
Co‐Portfolio Manager

Doug Sandler, CFA
Co‐Portfolio Manager

Adam Grossman, CFA
Co‐Portfolio Manager

Kevin Nicholson, CFA
Co‐Portfolio Manager

Tim Anderson, CFA
Co‐Portfolio Manager

Past performance is no guarantee of future results. Dividends are not guaranteed and are subject to change or elimination. Investments in international and emerging markets securities include exposure to risks such as currency fluctuations, foreign taxes and regulations, and the potential for illiquid markets and political instability.

The views of the author and information discussed in this commentary are as of the date of publication, are subject to change, and may not reflect the writer’s current views. The views expressed are those of the author only, and represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned in this letter. The subject matter contained in this letter has been derived from several sources believed to be reliable and accurate at the time of compilation. Neither ALPS Advisors, Inc., RiverFront Investment Group, LLC, nor the Funds accepts any liability for losses either direct or consequential caused by the use of this information.
The S&P 1000® Index combines the S&P MidCap 400® and the S&P SmallCap 600® to form an investable benchmark for the mid- to small-cap segment of the U.S. equity market.

The MSCI EAFE Index is recognized as the pre-eminent benchmark in the United States to measure international equity performance. It comprises the MSCI country indices that represent developed markets outside of North America: Europe, Australasia and the Far East.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

The BofAML US HY Master II Total Return Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market.

The Barclays U.S. Treasury Index includes public obligations of the U.S. Treasury, excluding Treasury bills and certain special issues, such as state and local government series bonds (SLGs) and U.S. Treasury TIPS.

The Barclays U.S. Short Treasury Index is composed of bonds of investment grade with a maturity between one and three years.

An investor may not invest directly in an index.

Diversification cannot guarantee gain or prevent losses.

117 | October 31, 2016

RiverFront Conservative Income Builder Fund

Performance Update	October 31, 2016 (Unaudited)

Performance of $10,000 Initial Investment (as of October 31, 2016)
Comparison of change in value of a $10,000 investment (includes maximum sales charges of 5.50%)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of October 31, 2016)

	6 Month	1 Year	3 Years	Since Inception^	Total Expense Ratio	What You Pay*
Class A (NAV)	1.68%	2.47%	2.31%	3.80%	2.34%	1.43%
Class A (MOP)	‐3.92%	‐3.17%	0.41%	2.40%
Class C (NAV)	1.35%	1.74%	1.58%	3.05%	3.09%	2.18%
Class C (CDSC)	0.35%	0.74%	1.58%	3.05%
Class I	1.86%	2.66%	2.57%	4.04%	2.08%	1.18%
Barclays U.S. Aggregate Bond Index[1]	1.51%	4.37%	3.48%	2.31%
30% S&P 500® and 70% Barclays U.S. Aggregate Bond[1,2]	2.28%	4.51%	5.20%	5.48%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

Performance less than 1 year is cumulative.

118 | October 31, 2016

RiverFront Conservative Income Builder Fund

Performance Update	October 31, 2016 (Unaudited)

[1]
The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.

[2]	The S&P 500® Index is the Standard & Poor's composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.
^	Fund inception date of August 31, 2012.
*
What You Pay reflects the Advisor's and Sub-Advisor's decision to contractually limit expenses through February 28, 2017 and Acquired Fund Fees and Expenses of 0.28%. Please see the prospectus for additional information.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Top Ten Holdings (as a % of Net Assets) †

Vanguard® Intermediate‐Term Corporate Bond ETF	22.47%
PIMCO Investment Grade Corporate Bond Index ETF	15.39%
Vanguard® Short‐Term Corporate Bond ETF	9.06%
RiverFront Strategic Income Fund	6.58%
SPDR® Barclays Short Term High Yield Bond ETF	5.20%
PIMCO 0‐5 Year High Yield Corporate Bond Index ETF	5.19%
WisdomTree® LargeCap Value Fund	3.91%
iShares® Core S&P® SmallCap ETF	2.98%
WisdomTree® LargeCap Dividend Fund	2.91%
iShares® Core S&P 500® ETF	2.49%
Top Ten Holdings	76.18%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents indicative values only. Excludes cash & cash equivalents.
Portfolio Composition (as a % of Net Assets)

119 | October 31, 2016

RiverFront Dynamic Equity Income Fund

Performance Update	October 31, 2016 (Unaudited)

Performance of $10,000 Initial Investment (as of October 31, 2016)
Comparison of change in value of a $10,000 investment (includes maximum sales charges of 5.50%)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of October 31, 2016)

	6 Month	1 Year	3 Years	5 Years	Since Inception^	Total Expense Ratio	What You Pay*
Class A (NAV)	2.90%	1.80%	3.17%	6.70%	6.61%	1.70%	1.50%
Class A (MOP)	‐2.78%	‐3.84%	1.25%	5.50%	5.65%
Class C (NAV)	2.51%	0.97%	2.39%	5.89%	5.79%	2.45%	2.25%
Class C (CDSC)	1.51%	0.00%	2.39%	5.89%	5.79%
Class I	2.97%	2.01%	3.41%	6.95%	6.86%	1.45%	1.25%
MSCI All Country World Index[1]	3.02%	2.05%	3.21%	8.03%	7.61%
70% MSCI ACWI and 30% Barclays U.S. Aggregate Bond[1,2]	2.58%	2.87%	3.43%	6.62%	6.56%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

Performance less than 1 year is cumulative.

120 | October 31, 2016

RiverFront Dynamic Equity Income Fund

Performance Update	October 31, 2016 (Unaudited)

[1]
The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The index includes reinvestment of dividends, net of foreign withholding taxes. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.

[2]
The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.

^	Fund inception date of August 2, 2010.
*
What You Pay reflects the Advisor's and Sub-Advisor's decision to contractually limit expenses through February 28, 2017 and Acquired Fund Fees and Expenses of 0.35%. Please see the prospectus for additional information.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Top Ten Holdings (as a % of Net Assets) †

iShares® Core MSCI Emerging Markets ETF	11.40%
WisdomTree® Europe Hedged Equity Fund	8.09%
iShares® MSCI EAFE Growth ETF	6.06%
SPDR® Morgan Stanley Technology ETF	5.60%
PowerShares® S&P 500® High Dividend Portfolio	4.38%
RiverFront Strategic Income Fund	4.00%
ETRACS Alerian MLP Infrastructure Index ETN	3.45%
Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	3.16%
PIMCO 0‐5 Year High Yield Corporate Bond Index ETF	3.06%
SPDR® Barclays Short Term High Yield Bond ETF	3.06%
Top Ten Holdings	52.26%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents indicative values only. Excludes cash & cash equivalents.
Portfolio Composition (as a % of Net Assets)

121 | October 31, 2016

RiverFront Global Allocation Fund

Performance Update	October 31, 2016 (Unaudited)

Performance of $10,000 Initial Investment (as of October 31, 2016)
Comparison of change in value of a $10,000 investment (includes maximum sales charges of 5.50%)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of October 31, 2016)

	6 Month	1 Year	3 Years	5 Years	Since Inception^	Total Expense Ratio	What You Pay*
Class A (NAV)	2.76%	‐0.88%	1.83%	6.29%	5.52%	1.80%	1.52%
Class A (MOP)	‐2.85%	‐6.33%	‐0.07%	5.09%	4.57%
Class C (NAV)	2.29%	‐1.61%	1.06%	5.51%	4.73%	2.55%	2.27%
Class C (CDSC)	1.29%	‐2.58%	1.06%	5.51%	4.73%
Class I	2.80%	‐0.60%	2.06%	6.55%	5.76%	1.55%	1.27%
MSCI All Country World Index[1]	3.02%	2.05%	3.21%	8.03%	7.61%
80% MSCI ACWI and 20% Barclays U.S. Aggregate Bond[1,2]	2.73%	2.61%	3.37%	7.10%	6.93%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

Performance less than 1 year is cumulative.

122 | October 31, 2016

RiverFront Global Allocation Fund

Performance Update	October 31, 2016 (Unaudited)

[1]
The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The index includes reinvestment of dividends, net of foreign withholding taxes. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.

[2]
The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.

^	Fund inception date of August 2, 2010.
*
What You Pay reflects the Advisor's and Sub-Advisor’s decision to contractually limit expenses through February 28, 2017 and Acquired Fund Fees and Expenses of 0.37%. Please see the prospectus for additional information.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Top Ten Holdings (as a % of Net Assets) †

iShares® Core MSCI Emerging Markets ETF	14.15%
iShares® MSCI EAFE Growth ETF	7.87%
WisdomTree® Europe Hedged Equity Fund	7.86%
SPDR® Morgan Stanley Technology ETF	6.44%
Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	3.53%
ETRACS Alerian MLP Infrastructure Index ETN	3.49%
FlexShares® Quality Dividend Index Fund	3.47%
iShares® U.S. Consumer Goods ETF	3.28%
PowerShares® Europe Currency Hedged Low Volatility Portfolio	2.97%
iShares® Core S&P® SmallCap ETF	2.69%
Top Ten Holdings	55.75%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents indicative values only. Excludes cash & cash equivalents.
Portfolio Composition (as a % of Net Assets)

123 | October 31, 2016

RiverFront Global Growth Fund

Performance Update	October 31, 2016 (Unaudited)

Performance of $10,000 Initial Investment (as of October 31, 2016)
Comparison of change in value of a $10,000 investment (includes maximum sales charges of 5.50%)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of October 31, 2016)

	6 Month	1 Year	3 Years	5 Years	Since Inception^	Total Expense Ratio	What You Pay*
Class A (NAV)	3.52%	‐0.57%	2.02%	7.05%	8.73%	1.77%	1.54%
Class A (MOP)	‐2.17%	‐6.03%	0.10%	5.84%	7.96%
Class C (NAV)	3.05%	‐1.31%	1.24%	6.27%	7.93%	2.52%	2.29%
Class C (CDSC)	2.05%	‐2.28%	1.24%	6.27%	7.93%
Class I	3.64%	‐0.31%	2.25%	7.30%	8.99%	1.53%	1.29%
Class L1	3.57%	‐0.31%	2.27%	7.33%	8.99%	1.52%	1.29%
Investor Class	3.54%	‐0.51%	2.03%	7.06%	8.71%	1.77%	1.54%
MSCI All Country World Index[2]	3.02%	2.05%	3.21%	8.03%	10.58%
S&P 500® Total Return Index[3]	4.06%	4.51%	8.84%	13.57%	13.16%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

Performance less than 1 year is cumulative.

124 | October 31, 2016

RiverFront Global Growth Fund

Performance Update	October 31, 2016 (Unaudited)

[1]	Prior to close of business on September 24, 2010, Class L was known as Institutional Class of the Baird Funds, Inc. - RiverFront Long-Term Growth Fund.
[2]
The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The index includes reinvestment of dividends, net of foreign withholding taxes. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.

[3]
S&P 500® Total Return Index is the Standard & Poor's composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

^	Fund inception date of October 28, 2008.
*
What You Pay reflects the Advisor's and Sub-Advisor's decision to contractually limit expenses through February 28, 2017 and Acquired Fund Fees and Expenses of 0.39%. Please see the prospectus for additional information.

The Class A, C, I and L shares performance shown for periods prior to September 27, 2010 reflects the performance of the Baird Funds, Inc. – RiverFront Long-Term Growth Fund’s Institutional Class shares (as result of the reorganization of the Baird Funds, Inc. – RiverFront Long-Term Growth Fund into the Fund).

The Investor Class performance shown for periods prior to September 27, 2010 reflects the performance of the Baird Funds, Inc. – RiverFront Long-Term Growth Fund’s Investor Class shares (as result of the reorganization of the Baird Funds, Inc. – RiverFront Long-Term Growth Fund into the Fund).

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Top Ten Holdings (as a % of Net Assets) †

iShares® Core MSCI Emerging Markets ETF	16.09%
WisdomTree® Europe Hedged Equity Fund	8.81%
iShares® MSCI EAFE Growth ETF	8.70%
SPDR® Morgan Stanley Technology ETF	6.33%
Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	4.34%
ETRACS Alerian MLP Infrastructure Index ETN	4.03%
iShares® Core S&P 500® ETF	3.95%
WisdomTree® LargeCap Value Fund	3.90%
FlexShares® Quality Dividend Index Fund	3.14%
PowerShares® Europe Currency Hedged Low Volatility Portfolio	2.97%
Top Ten Holdings	62.26%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents indicative values only. Excludes cash & cash equivalents.
Portfolio Composition (as a % of Net Assets)

125 | October 31, 2016

RiverFront Moderate Growth & Income Fund

Performance Update	October 31, 2016 (Unaudited)

Performance of $10,000 Initial Investment (as of October 31, 2016)
Comparison of change in value of a $10,000 investment (includes maximum sales charges of 5.50%)

The chart above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance does not guarantee future results. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Average Annual Total Returns (as of October 31, 2016)

	6 Month	1 Year	3 Years	5 Years	Since Inception^	Total Expense Ratio	What You Pay*
Class A (NAV)	2.24%	1.81%	3.21%	5.69%	5.57%	1.61%	1.46%
Class A (MOP)	‐3.42%	‐3.81%	1.27%	4.50%	4.62%
Class C (NAV)	1.80%	1.03%	2.41%	4.87%	4.77%	2.36%	2.21%
Class C (CDSC)	0.80%	0.06%	2.41%	4.87%	4.77%
Class I	2.30%	2.05%	3.44%	5.93%	5.81%	1.36%	1.21%
S&P 500® Total Return Index[1]	4.06%	4.51%	8.84%	13.57%	13.09%
50% S&P 500® and 50% Barclays U.S. Aggregate Bond[1,2]	2.79%	4.56%	6.29%	8.27%	8.39%

Performance data quoted represents past performance. Past performance does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when sold or redeemed, may be worth more or less than the original cost. Current performance data may be higher or lower than actual data quoted. For the most current month-end performance data, please call 1-866-759-5679.

Maximum Offering Price (MOP) for Class A shares includes the Fund’s maximum sales charge of 5.50%. Performance shown at NAV does not include these sales charges and would have been lower had it been taken into account. If you invest $1 million or more, either as a lump sum or through the Fund’s accumulation or letter of intent programs, you can purchase Class A shares without an initial sales charge (load). A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may apply to Class C shares redeemed within the first 12 months after a purchase, and on Class A shares redeemed within the first 18 months after a purchase in excess of $1 million.

Performance less than 1 year is cumulative.

126 | October 31, 2016

RiverFront Moderate Growth & Income Fund

Performance Update	October 31, 2016 (Unaudited)

[1]
S&P 500® Total Return Index is the Standard & Poor's composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes. An investor may not invest directly in an index.

[2]
The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. The index is not actively managed and does not reflect any deductions for fees, expenses or taxes. An investor may not invest directly in an index.

^	Fund inception date of August 2, 2010.
*
What You Pay reflects the Advisor's and Sub-Advisor’s decision to contractually limit expenses through February 28, 2017 and Acquired Fund Fees and Expenses of 0.31%. Please see the prospectus for additional information.

The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is not suitable for all investors and is subject to investment risks, including possible loss of the principal amount invested.

There is no guarantee that the Fund will continue to hold any one particular security or stay invested in any one particular company. The composition of the Fund's top holdings is subject to change. Performance figures are historical and reflect the change in share price, reinvested distributions, changes in net asset value, sales charges and capital gains distributions, if any.

Not FDIC Insured – No Bank Guarantee – May Lose Value

Top Ten Holdings (as a % of Net Assets) †

Vanguard® Intermediate‐Term Corporate Bond ETF	12.49%
Vanguard® Short‐Term Corporate Bond ETF	6.56%
RiverFront Strategic Income Fund	6.56%
FlexShares® Quality Dividend Index Fund	5.94%
SPDR® Barclays Short Term High Yield Bond ETF	5.11%
PIMCO 0‐5 Year High Yield Corporate Bond Index ETF	5.11%
PIMCO Investment Grade Corporate Bond Index ETF	4.93%
SPDR® Morgan Stanley Technology ETF	4.36%
Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	3.61%
iShares® Core MSCI Emerging Markets ETF	3.09%
Top Ten Holdings	57.76%

†	Holdings are subject to change, and may not reflect the current or future position of the portfolio. Table presents indicative values only. Excludes cash & cash equivalents.
Portfolio Composition (as a % of Net Assets)

127 | October 31, 2016

RiverFront Conservative Income Builder Fund

Statement of Investments	October 31, 2016

	Shares	Value (Note 2)
EXCHANGE TRADED FUNDS (96.07%)
Debt (65.87%)
Guggenheim BulletShares® 2021 Corporate Bond ETF	13,774	$296,003
PIMCO 0‐5 Year High Yield Corporate Bond Index ETF	7,831	770,962
PIMCO Investment Grade Corporate Bond Index ETF	21,661	2,285,236
RiverFront Strategic Income Fund(a)	38,857	977,254
SPDR® Bloomberg Barclays Short Term High Yield Bond ETF	28,087	771,831
Vanguard® Intermediate‐Term Corporate Bond ETF	37,677	3,336,675
Vanguard® Short‐Term Corporate Bond ETF	16,745	1,344,958
		9,782,919

Equity (30.20%)
FlexShares® Quality Dividend Index Fund	7,156	265,702
Global X MSCI Norway ETF	8,519	94,200
Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF	4,724	201,431
iShares® Core S&P 500® ETF	1,732	370,111
iShares® Core S&P® SmallCap ETF	3,724	441,927
iShares® International Select Dividend ETF	4,841	140,873
iShares® MSCI Australia ETF	7,269	147,415
iShares® Nasdaq Biotechnology ETF	331	84,961
iShares® U.S. Consumer Goods ETF	1,852	207,479
PowerShares® Aerospace & Defense Portfolio	2,873	110,385
PowerShares® KBW Regional Banking Portfolio	1,860	82,231
Powershares® QQQ Trust Series 1	1,637	191,513
PowerShares® S&P 500® Ex‐Rate Sensitive Low Volatility Portfolio	5,794	154,932
Schwab U.S. REIT ETF™	2,032	81,788
SPDR® Morgan Stanley Technology ETF	5,023	301,180
SPDR® S&P® Capital Markets ETF	1,869	73,396
Vanguard® Telecommunication Services ETF	1,177	107,083
WisdomTree® Europe Hedged Equity Fund	2,103	114,235
WisdomTree® International Hedged Quality Dividend Growth Fund	11,750	301,505
WisdomTree® LargeCap Dividend Fund	5,731	432,289
	Shares	Value (Note 2)
Equity (continued)
WisdomTree® LargeCap Value Fund	9,265	$579,990
		4,484,626

TOTAL EXCHANGE TRADED FUNDS (Cost $13,840,464)		14,267,545

EXCHANGE TRADED NOTES (1.79%)
Equity (1.79%)
ETRACS Alerian MLP Infrastructure Index ETN	9,945	265,730

TOTAL EXCHANGE TRADED NOTES (Cost $215,263)		265,730

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (2.20%)
Money Market Fund (2.20%)
State Street Institutional Treasury Plus Money Market Fund	0.220%	325,798	325,798

TOTAL SHORT TERM INVESTMENTS (Cost $325,798)			325,798

TOTAL INVESTMENTS (100.06%) (Cost $14,381,525)			$14,859,073

Liabilities In Excess Of Other Assets (‐0.06%)			(8,342)

NET ASSETS (100.00%)			$14,850,731

(a)	Affiliated Company. See Note 7 in Notes to Financial Statements.

128 | October 31, 2016

RiverFront Conservative Income Builder Fund

Statement of Investments	October 31, 2016

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

129 | October 31, 2016

RiverFront Dynamic Equity Income Fund

Statement of Investments	October 31, 2016

	Shares	Value (Note 2)
COMMON STOCKS (1.60%)
Communications (0.57%)
Telecommunications (0.57%)
AT&T, Inc.	12,555	$461,899

TOTAL COMMUNICATIONS		461,899

Consumer, Non‐Cyclical (0.51%)
Beverages (0.51%)
PepsiCo, Inc.	3,875	415,400

TOTAL CONSUMER, NON‐CYCLICAL		415,400

Technology (0.52%)
Software (0.52%)
Paychex, Inc.	7,595	419,244

TOTAL TECHNOLOGY		419,244

TOTAL COMMON STOCKS (Cost $1,229,431)		1,296,543

EXCHANGE TRADED FUNDS (90.25%)
Debt (13.13%)
PIMCO 0-5 Year High Yield Corporate Bond Index ETF	25,246	2,485,469
PIMCO Investment Grade Corporate Bond Index ETF	23,190	2,446,545
RiverFront Strategic Income Fund(a)	129,408	3,254,611
SPDR® Bloomberg Barclays Short Term High Yield Bond ETF	90,396	2,484,082
		10,670,707

Equity (77.12%)
Consumer Staples Select Sector SPDR® Fund	24,001	1,267,253
First Trust Utilities AlphaDEX® Fund	48,291	1,264,746
FlexShares® Quality Dividend Index Fund	60,755	2,255,833
Global X FTSE Nordic Region ETF	15,198	293,821
Global X MSCI Norway ETF	77,332	855,106
Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF	60,231	2,568,250
iShares® Core MSCI Emerging Markets ETF	205,349	9,269,454
iShares® Core S&P 500® ETF	5,424	1,159,054
iShares® Core S&P® SmallCap ETF	6,642	788,206
	Shares	Value (Note 2)
Equity (continued)
iShares® Currency Hedged MSCI United Kingdom ETF	65,857	$1,676,765
iShares® International Select Dividend ETF	39,406	1,146,715
iShares® MSCI Australia ETF	78,988	1,601,877
iShares® MSCI EAFE Growth ETF	75,388	4,924,344
iShares® Nasdaq Biotechnology ETF	3,454	886,573
iShares® U.S. Healthcare Providers ETF	10,190	1,194,676
PowerShares® Aerospace & Defense Portfolio	22,539	865,980
PowerShares® Europe Currency Hedged Low Volatility Portfolio	51,470	1,222,927
PowerShares® KBW Regional Banking Portfolio	34,991	1,546,952
Powershares® QQQ Trust Series 1	17,024	1,991,638
PowerShares® S&P 500® Ex-Rate Sensitive Low Volatility Portfolio	60,448	1,616,379
PowerShares® S&P 500® High Dividend Portfolio	94,460	3,562,087
Schwab U.S. REIT ETF™	9,242	371,990
SPDR® Morgan Stanley Technology ETF	75,892	4,550,492
SPDR® S&P® Capital Markets ETF	26,354	1,034,922
SPDR® S&P® Transportation ETF	9,540	452,673
Vanguard® Information Technology ETF	3,762	450,387
WisdomTree® Europe Hedged Equity Fund	121,009	6,573,209
WisdomTree® International Hedged Quality Dividend Growth Fund	93,981	2,411,552
WisdomTree® Japan SmallCap Dividend Fund	28,018	1,768,776
WisdomTree® LargeCap Dividend Fund	9,935	749,397
WisdomTree® LargeCap Value Fund	37,743	2,362,716
		62,684,750

TOTAL EXCHANGE TRADED FUNDS (Cost $69,470,837)		73,355,457

130 | October 31, 2016

RiverFront Dynamic Equity Income Fund

Statement of Investments	October 31, 2016

	Shares	Value (Note 2)
EXCHANGE TRADED NOTES (3.45%)
Equity (3.45%)
ETRACS Alerian MLP Infrastructure Index ETN	105,049	$2,806,909

TOTAL EXCHANGE TRADED NOTES (Cost $2,224,938)		2,806,909

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (4.79%)
Money Market Fund (4.79%)
State Street Institutional Treasury Plus Money Market Fund	0.220%	3,890,480	3,890,480

TOTAL SHORT TERM INVESTMENTS (Cost $3,890,480)			3,890,480

TOTAL INVESTMENTS (100.09%) (Cost $76,815,686)			$81,349,389

Liabilities In Excess Of Other Assets (-0.09%)			(72,897)

NET ASSETS (100.00%)			$81,276,492

(a)	Affiliated Company. See Note 7 in Notes to Financial Statements.
For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

131 | October 31, 2016

RiverFront Global Allocation Fund

Statement of Investments	October 31, 2016

	Shares	Value (Note 2)
COMMON STOCKS (1.65%)
Communications (0.59%)
Telecommunications (0.59%) AT&T, Inc.	5,691	$209,372

TOTAL COMMUNICATIONS		209,372

Consumer, Non-Cyclical (0.52%)
Beverages (0.52%)
PepsiCo, Inc.	1,742	186,742

TOTAL CONSUMER, NON-CYCLICAL		186,742

Technology (0.54%)
Software (0.54%)
Paychex, Inc.	3,450	190,440

TOTAL TECHNOLOGY		190,440

TOTAL COMMON STOCKS (Cost $558,007)		586,554

EXCHANGE TRADED FUNDS (91.76%)
Debt (6.65%)
PIMCO 0-5 Year High Yield Corporate Bond Index ETF	8,279	815,068
RiverFront Strategic Income Fund(a)	28,560	718,284
SPDR® Bloomberg Barclays Short Term High Yield Bond ETF	29,853	820,360
		2,353,712

Equity (85.11%)
Financial Select Sector SPDR® Fund	34,648	683,952
First Trust Utilities AlphaDEX® Fund	21,384	560,049
FlexShares® Quality Dividend Index Fund	33,049	1,227,109
Global X FTSE Nordic Region ETF	6,821	131,870
Global X MSCI Norway ETF	34,292	379,187
Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF	29,307	1,249,651
iShares® Core MSCI Emerging Markets ETF	110,996	5,010,360
iShares® Core S&P 500® ETF	1,886	403,019
iShares® Core S&P® SmallCap ETF	8,010	950,547
iShares® Currency Hedged MSCI United Kingdom ETF	36,104	919,233
	Shares	Value (Note 2)
Equity (continued)
iShares® International Select Dividend ETF	17,388	$505,991
iShares® MSCI Australia ETF	43,737	886,986
iShares® MSCI EAFE ETF	7,427	429,429
iShares® MSCI EAFE Growth ETF	42,631	2,784,657
iShares® MSCI Switzerland Capped ETF	10,905	316,354
iShares® Nasdaq Biotechnology ETF	1,499	384,763
iShares® U.S. Consumer Goods ETF	10,375	1,162,311
iShares® U.S. Healthcare Providers ETF	4,319	506,360
PowerShares® Aerospace &Defense Portfolio	9,028	346,868
PowerShares® Europe Currency Hedged Low Volatility Portfolio	44,230	1,050,905
PowerShares® KBW Regional Banking Portfolio	5,679	251,069
Powershares® QQQ Trust Series 1	6,324	739,845
PowerShares® S&P 500® Ex-Rate Sensitive Low Volatility Portfolio	27,387	732,328
Real Estate Select Sector SPDR® Fund	4,819	149,148
Schwab U.S. REIT ETF™	8,740	351,785
SPDR® Morgan Stanley Technology ETF	38,010	2,279,083
SPDR® S&P® Capital Markets ETF	5,676	222,897
SPDR® S&P® Transportation ETF	3,852	182,777
WisdomTree® Europe Hedged Equity Fund	51,196	2,780,967
WisdomTree® International Hedged Quality Dividend Growth Fund	34,120	875,519
WisdomTree® Japan SmallCap Dividend Fund	6,165	389,197
WisdomTree® LargeCap Dividend Fund	7,880	594,388
WisdomTree® LargeCap Value Fund	11,032	690,604
		30,129,208

TOTAL EXCHANGE TRADED FUNDS (Cost $30,842,431)		32,482,920

132 | October 31, 2016

RiverFront Global Allocation Fund

Statement of Investments	October 31, 2016

	Shares	Value (Note 2)
EXCHANGE TRADED NOTES (3.49%)
Equity (3.49%)
ETRACS Alerian MLP Infrastructure Index ETN	46,203	$1,234,544

TOTAL EXCHANGE TRADED NOTES (Cost $978,580)		1,234,544

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (3.30%)
Money Market Fund (3.30%)
State Street Institutional Treasury Plus Money Market Fund	0.220%	1,169,020	1,169,020

TOTAL SHORT TERM INVESTMENTS (Cost $1,169,020)			1,169,020

TOTAL INVESTMENTS (100.20%) (Cost $33,548,038)			$35,473,038

Liabilities In Excess Of Other Assets (-0.20%)			(71,992)

NET ASSETS (100.00%)			$35,401,046

(a)	Affiliated Company. See Note 7 in Notes to Financial Statements.
For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

133 | October 31, 2016

RiverFront Global Growth Fund

Statement of Investments	October 31, 2016

	Shares	Value (Note 2)
COMMON STOCKS (1.64%)
Communications (0.58%)
Telecommunications (0.58%)
AT&T, Inc.	9,092	$334,495

TOTAL COMMUNICATIONS		334,495

Consumer, Non‐Cyclical (0.53%)
Beverages (0.53%)
PepsiCo, Inc.	2,892	310,022

TOTAL CONSUMER, NON‐CYCLICAL		310,022

Technology (0.53%)
Software (0.53%)
Paychex, Inc.	5,624	310,445

TOTAL TECHNOLOGY		310,445

TOTAL COMMON STOCKS (Cost $908,494)		954,962

EXCHANGE TRADED FUNDS (92.00%)
Equity (92.00%)
Consumer Staples Select Sector SPDR® Fund	8,493	448,430
Financial Select Sector SPDR® Fund	44,666	881,707
First Trust Utilities AlphaDEX® Fund	34,494	903,401
FlexShares® Quality Dividend Index Fund	49,356	1,832,588
Global X FTSE Nordic Region ETF	11,445	221,265
Global X MSCI Norway ETF	55,476	613,432
Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF	59,513	2,537,634
iShares® Core MSCI Emerging Markets ETF	208,307	9,402,978
iShares® Core S&P 500® ETF	10,787	2,305,074
iShares® Core S&P® SmallCap ETF	6,218	737,890
iShares® Currency Hedged MSCI United Kingdom ETF	59,413	1,512,697
iShares® International Select Dividend ETF	28,202	820,678
iShares® MSCI Australia ETF	85,079	1,725,402
iShares® MSCI EAFE Growth ETF	77,795	5,081,570
iShares® MSCI Japan ETF	73,080	923,001
iShares® Nasdaq Biotechnology ETF	3,185	817,526
iShares® U.S. Consumer Goods ETF	9,912	1,110,441
	Shares	Value (Note 2)
Equity (continued)
iShares® U.S. Healthcare Providers ETF	8,559	$1,003,457
PowerShares® Aerospace & Defense Portfolio	19,559	751,484
PowerShares® Europe Currency Hedged Low Volatility Portfolio	73,071	1,736,167
PowerShares® KBW Regional Banking Portfolio	14,404	636,801
Powershares® QQQ Trust Series 1	7,900	924,221
PowerShares® S&P 500® Ex‐Rate Sensitive Low Volatility Portfolio	45,114	1,206,348
Real Estate Select Sector SPDR® Fund	5,976	184,957
Schwab U.S. REIT ETF™	16,898	680,145
SPDR® Morgan Stanley Technology ETF	61,648	3,696,420
SPDR® S&P® Capital Markets ETF	14,501	569,454
SPDR® S&P® Transportation ETF	9,155	434,405
Vanguard® Information Technology ETF	4,531	542,451
WisdomTree® Europe Hedged Equity Fund	94,748	5,146,711
WisdomTree® International Hedged Quality Dividend Growth Fund	56,574	1,451,689
WisdomTree® Japan SmallCap Dividend Fund	9,953	628,333
WisdomTree® LargeCap Value Fund	36,392	2,278,143
		53,746,900

TOTAL EXCHANGE TRADED FUNDS (Cost $50,919,426)		53,746,900

EXCHANGE TRADED NOTES (4.03%)
Equity (4.03%)
ETRACS Alerian MLP Infrastructure Index ETN	88,196	2,356,597

TOTAL EXCHANGE TRADED NOTES (Cost $1,867,991)		2,356,597

134 | October 31, 2016

RiverFront Global Growth Fund

Statement of Investments	October 31, 2016

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (2.43%)
Money Market Fund (2.43%)
State Street Institutional Treasury Plus Money Market Fund	0.220%	1,421,691	$1,421,691

TOTAL SHORT TERM INVESTMENTS (Cost $1,421,691)			1,421,691

TOTAL INVESTMENTS (100.10%) (Cost $55,117,602)			$58,480,150

Liabilities In Excess Of Other Assets (‐0.10%)			(55,604)

NET ASSETS (100.00%)			$58,424,546

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

135 | October 31, 2016

RiverFront Moderate Growth & Income Fund

Statement of Investments	October 31, 2016

	Shares	Value (Note 2)
COMMON STOCKS (1.61%)
Communications (0.58%)
Telecommunications (0.58%)
AT&T, Inc.	20,243	$744,740

TOTAL COMMUNICATIONS		744,740

Consumer, Non‐Cyclical (0.51%)
Beverages (0.51%)
PepsiCo, Inc.	6,177	662,174

TOTAL CONSUMER, NON‐CYCLICAL		662,174

Technology (0.52%)
Software (0.52%)
Paychex, Inc.	12,107	668,307

TOTAL TECHNOLOGY		668,307

TOTAL COMMON STOCKS (Cost $1,973,334)		2,075,221

EXCHANGE TRADED FUNDS (91.44%)
Debt (40.76%)
PIMCO 0‐5 Year High Yield Corporate Bond Index ETF	67,046	6,600,679
PIMCO Investment Grade Corporate Bond Index ETF	60,380	6,370,090
RiverFront Strategic Income Fund(a)	336,873	8,472,356
SPDR® Bloomberg Barclays Short Term High Yield Bond ETF	240,494	6,608,775
Vanguard® Intermediate‐Term Corporate Bond ETF	182,228	16,138,112
Vanguard® Short‐Term Corporate Bond ETF	105,529	8,476,089
		52,666,101

Equity (50.68%)
Consumer Staples Select Sector SPDR® Fund	31,112	1,642,714
First Trust Utilities AlphaDEX® Fund	77,677	2,034,368
FlexShares® Quality Dividend Index Fund	206,632	7,672,246
Global X MSCI Norway ETF	74,168	820,120
Goldman Sachs ActiveBeta® U.S. Large Cap Equity ETF	109,479	4,668,184
iShares® Core MSCI Emerging Markets ETF	88,442	3,992,272
iShares® Core S&P 500® ETF	17,916	3,828,470

	Shares	Value (Note 2)
Equity (continued)
iShares® Core S&P® SmallCap ETF	26,833	$3,184,272
iShares® International Select Dividend ETF	41,869	1,218,388
iShares® MSCI Australia ETF	62,977	1,277,173
iShares® MSCI EAFE Growth ETF	36,375	2,376,015
iShares® Nasdaq Biotechnology ETF	4,551	1,168,151
iShares® U.S. Healthcare Providers ETF	12,996	1,523,651
PowerShares® Aerospace & Defense Portfolio	29,050	1,116,142
PowerShares® Europe Currency Hedged Low Volatility Portfolio	139,705	3,319,391
PowerShares® KBW Regional Banking Portfolio	33,945	1,500,708
Powershares® QQQ Trust Series 1	30,211	3,534,385
PowerShares® S&P 500® Ex‐Rate Sensitive Low Volatility Portfolio	87,305	2,334,536
Schwab U.S. REIT ETF™	27,036	1,088,199
SPDR® Morgan Stanley Technology ETF	93,949	5,633,191
SPDR® S&P® Capital Markets ETF	23,736	932,113
SPDR® S&P® Transportation ETF	18,145	860,980
WisdomTree® Europe Hedged Equity Fund	25,880	1,405,802
WisdomTree® International Hedged Quality Dividend Growth Fund	49,897	1,280,357
WisdomTree® LargeCap Dividend Fund	46,025	3,471,666
WisdomTree® LargeCap Value Fund	57,678	3,610,649
		65,494,143

TOTAL EXCHANGE TRADED FUNDS (Cost $113,151,656)		118,160,244

EXCHANGE TRADED NOTES (2.92%)
Equity (2.92%)
ETRACS Alerian MLP Infrastructure Index ETN	141,278	3,774,948

TOTAL EXCHANGE TRADED NOTES (Cost $2,992,268)		3,774,948

136 | October 31, 2016

RiverFront Moderate Growth & Income Fund

Statement of Investments	October 31, 2016

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (4.34%)
Money Market Fund (4.34%)
State Street Institutional Treasury Plus Money Market Fund	0.220%	5,608,307	$5,608,307

TOTAL SHORT TERM INVESTMENTS (Cost $5,608,307)			5,608,307

TOTAL INVESTMENTS (100.31%) (Cost $123,725,565)			$129,618,720

Liabilities In Excess Of Other Assets (‐0.31%)			(403,219)

NET ASSETS (100.00%)			$129,215,501

(a)	Affiliated Company. See Note 7 in Notes to Financial Statements.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

See Notes to Financial Statements.

137 | October 31, 2016

RiverFront Global Allocation Series

Statements of Assets and Liabilities	October 31, 2016

	RiverFront Conservative Income Builder Fund	RiverFront Dynamic Equity Income Fund	RiverFront Global Allocation Fund	RiverFront Global Growth Fund	RiverFront Moderate Growth & Income Fund
ASSETS
Investments, at value	$13,881,819	$78,094,778	$34,754,754	$58,480,150	$121,146,364
Investments in affiliates, at value	977,254	3,254,611	718,284	–	8,472,356
Receivable for shares sold	–	78,016	18,358	1,658	31,525
Dividends and interest receivable	347	10,987	4,671	7,596	19,224
Receivable due from advisor	4,938	–	–	–	–
Prepaid expenses and other assets	21,402	18,233	15,981	29,107	18,262
Total Assets	14,885,760	81,456,625	35,512,048	58,518,511	129,687,731
LIABILITIES
Payable for shares redeemed	–	73,797	58,742	17,855	292,610
Investment advisory fees payable	–	34,240	7,171	26,333	69,588
Administration and transfer agency fees payable	2,295	9,511	4,895	7,281	14,565
Distribution and services fees payable	10,057	32,435	14,191	13,285	60,200
Professional fees payable	20,246	21,074	20,593	20,977	21,816
Custody fees payable	863	1,968	1,545	2,600	2,652
Printing fees payable	653	4,678	2,420	3,988	7,464
Accrued expenses and other liabilities	915	2,430	1,445	1,646	3,335
Total Liabilities	35,029	180,133	111,002	93,965	472,230
NET ASSETS	$14,850,731	$81,276,492	$35,401,046	$58,424,546	$129,215,501
NET ASSETS CONSIST OF
Paid‐in capital	$14,641,862	$79,087,075	$34,746,360	$55,779,969	$125,995,792
Accumulated net investment income	18,735	63,827	320,711	514,126	192,803
Accumulated net realized loss	(287,414)	(2,408,113)	(1,591,025)	(1,232,097)	(2,866,249)
Net unrealized appreciation	477,548	4,533,703	1,925,000	3,362,548	5,893,155
NET ASSETS	$14,850,731	$81,276,492	$35,401,046	$58,424,546	$129,215,501
INVESTMENTS, AT COST	$13,433,693	$73,687,224	$32,856,315	$55,117,602	$115,478,506
INVESTMENTS IN AFFILIATES, AT COST	$947,832	$3,128,462	$691,723	$–	$8,247,059

See Notes to Financial Statements.

138 | October 31, 2016

RiverFront Global Allocation Series

Statements of Assets and Liabilities (continued)	October 31, 2016

	RiverFront Conservative Income Builder Fund	RiverFront Dynamic Equity Income Fund	RiverFront Global Allocation Fund	RiverFront Global Growth Fund	RiverFront Moderate Growth & Income Fund

PRICING OF SHARES
Class A:
Net Asset Value, offering and redemption price per share	$10.53	$12.38	$11.91	$13.54	$11.22
Net Assets	$1,036,880	$20,226,530	$6,467,210	$9,618,217	$22,679,308
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	98,433	1,634,422	543,040	710,372	2,022,079
Maximum offering price per share ((NAV/0.9450), based on maximum sales charge of 5.50% of the offering price)	$11.14	$13.10	$12.60	$14.33	$11.87
Class C:
Net Asset Value, offering and redemption price per share(a)	$10.44	$12.15	$11.62	$13.18	$11.12
Net Assets	$11,549,949	$32,216,981	$14,693,695	$11,446,864	$63,479,986
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	1,106,693	2,651,314	1,264,076	868,253	5,706,082
Class I:
Net Asset Value, offering and redemption price per share	$10.36	$12.31	$11.73	$13.65	$11.21
Net Assets	$2,263,902	$28,832,981	$14,240,141	$10,140,047	$43,056,207
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	218,444	2,341,836	1,213,912	742,837	3,839,291
Class L:
Net Asset Value, offering and redemption price per share	N/A	N/A	N/A	$13.63	N/A
Net Assets	N/A	N/A	N/A	$22,552,446	N/A
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	N/A	N/A	N/A	1,654,594	N/A
Investor Class:
Net Asset Value, offering and redemption price per share	N/A	N/A	N/A	$13.47	N/A
Net Assets	N/A	N/A	N/A	$4,666,972	N/A
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	N/A	N/A	N/A	346,568	N/A

(a)	Redemption price per share may be reduced for any applicable contingent deferred sales charge. For a description of a possible sales charge, please see the Fund's Prospectus.

See Notes to Financial Statements.

139 | October 31, 2016

RiverFront Global Allocation Series

Statements of Operations	For the Year Ended October 31, 2016

	RiverFront Conservative Income Builder Fund	RiverFront Dynamic Equity Income Fund	RiverFront Global Allocation Fund	RiverFront Global Growth Fund	RiverFront Moderate Growth & Income Fund
INVESTMENT INCOME
Dividends	$342,867	$2,235,759	$1,114,355	$1,991,408	$3,783,492
Dividends from affiliated securities	46,188	187,495	40,718	–	472,483
Total Investment Income	389,055	2,423,254	1,155,073	1,991,408	4,255,975

EXPENSES
Investment advisory fees	117,332	698,230	343,164	593,010	1,188,566
Administrative fees	15,671	85,358	42,853	72,696	144,073
Transfer agency fees	1,206	6,399	4,109	4,470	9,253
Distribution and service fees
Class A	2,784	53,865	18,055	37,317	59,678
Class C	105,411	343,799	159,893	123,169	687,323
Investor Class	–	–	–	14,465	–
Professional fees	22,505	27,394	24,581	26,866	31,752
Reports to shareholders and printing fees	2,739	12,701	7,566	12,128	21,227
State registration fees	49,085	54,472	48,240	76,415	54,129
Insurance fees	103	736	413	774	1,380
Custody fees	3,330	5,107	3,219	5,778	7,117
Trustees' fees and expenses	374	2,265	1,139	1,969	3,895
Miscellaneous expenses	8,929	13,401	10,224	10,969	15,215
Total Expenses	329,469	1,303,727	663,456	980,026	2,223,608
Less fees waived/reimbursed by investment advisor (Note 8)
Class A	(7,737)	(43,635)	(21,853)	(37,417)	(37,280)
Class C	(74,216)	(69,414)	(48,666)	(31,550)	(107,193)
Class I	(15,087)	(53,711)	(51,640)	(32,793)	(73,653)
Class L	–	–	–	(60,762)	–
Investor Class	–	–	–	(14,660)	–
Net Expenses	232,429	1,136,967	541,297	802,844	2,005,482
Net Investment Income	156,626	1,286,287	613,776	1,188,564	2,250,493
Net realized loss on investments	(233,602)	(2,670,087)	(1,825,402)	(1,815,279)	(3,062,705)
Net realized loss on investments ‐ affiliated securities	(18,240)	(123,814)	(10,349)	–	(261,169)
Net realized gain distributions from other investment companies	14,171	425,575	250,884	611,067	468,489
Net realized loss	(237,671)	(2,368,326)	(1,584,867)	(1,204,212)	(2,855,385)
Net change in unrealized appreciation/(depreciation) on investments	386,699	2,635,236	469,761	(790,043)	2,857,457
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS	149,028	266,910	(1,115,106)	(1,994,255)	2,072
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$305,654	$1,553,197	$(501,330)	$(805,691)	$2,252,565

See Notes to Financial Statements.

140 | October 31, 2016

RiverFront Conservative Income Builder Fund

Statements of Changes in Net Assets

	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
OPERATIONS
Net investment income	$156,626	$108,661
Net realized loss	(233,602)	(49,727)
Net realized loss on investments‐ affiliated securities	(18,240)	(7,360)
Net realized gain distributions from other investment companies	14,171	42,226
Net change in unrealized appreciation/(depreciation)	386,699	(58,335)
Net Increase in Net Assets Resulting from Operations	305,654	35,465
DISTRIBUTIONS
Dividends to shareholders from net investment income
Class A	(17,509)	(18,043)
Class C	(89,502)	(50,246)
Class I	(38,954)	(34,644)
Dividends to shareholders from net realized gains
Class A	(2,507)	(33,682)
Class C	(22,903)	(128,451)
Class I	(4,731)	(53,269)
Net Decrease in Net Assets from Distributions	(176,106)	(318,335)
BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class A	420,705	724,894
Class C	4,689,259	5,025,196
Class I	924,264	1,756,806
Dividends reinvested
Class A	15,336	23,644
Class C	88,919	152,720
Class I	39,098	77,128
Shares redeemed
Class A	(449,844)	(750,894)
Class C	(1,941,132)	(1,445,157)
Class I	(885,514)	(2,401,248)
Net Increase in Net Assets Derived from Beneficial Interest Transactions	2,901,091	3,163,089
Net increase in net assets	3,030,639	2,880,219
NET ASSETS
Beginning of year	11,820,092	8,939,873
End of year *	$14,850,731	$11,820,092
*Including accumulated net investment income of:	$18,735	$7,336

See Notes to Financial Statements.

141 | October 31, 2016

RiverFront Dynamic Equity Income Fund

Statements of Changes in Net Assets

	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
OPERATIONS
Net investment income	$1,286,287	$1,229,120
Net realized gain/(loss)	(2,670,087)	1,166,295
Net realized loss on investments‐ affiliated securities	(123,814)	(30,319)
Net realized gain distributions from other investment companies	425,575	506,364
Net change in unrealized appreciation/(depreciation)	2,635,236	(2,136,654)
Net Increase in Net Assets Resulting from Operations	1,553,197	734,806
DISTRIBUTIONS
Dividends to shareholders from net investment income
Class A	(363,076)	(311,063)
Class C	(435,892)	(447,108)
Class I	(522,969)	(392,630)
Dividends to shareholders from net realized gains
Class A	(404,558)	(621,663)
Class C	(716,376)	(1,102,933)
Class I	(508,283)	(746,196)
Net Decrease in Net Assets from Distributions	(2,951,154)	(3,621,593)
BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class A	6,764,353	6,311,410
Class C	6,073,884	11,151,002
Class I	12,082,276	8,108,354
Dividends reinvested
Class A	733,284	877,483
Class C	1,063,615	1,445,580
Class I	898,243	1,008,028
Shares redeemed
Class A	(6,714,335)	(3,907,536)
Class C	(8,957,633)	(6,667,665)
Class I	(6,584,758)	(6,565,889)
Net Increase in Net Assets Derived from Beneficial Interest Transactions	5,358,929	11,760,767
Net increase in net assets	3,960,972	8,873,980
NET ASSETS
Beginning of year	77,315,520	68,441,540
End of year *	$81,276,492	$77,315,520
*Including accumulated net investment income of:	$63,827	$92,674

See Notes to Financial Statements.

142 | October 31, 2016

RiverFront Global Allocation Fund

Statements of Changes in Net Assets

	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
OPERATIONS
Net investment income	$613,776	$575,330
Net realized loss	(1,825,402)	(79,726)
Net realized loss on investments‐ affiliated securities	(10,349)	(33,482)
Net realized gain distributions from other investment companies	250,884	277,874
Net change in unrealized appreciation/(depreciation)	469,761	(750,472)
Net Decrease in Net Assets Resulting from Operations	(501,330)	(10,476)
DISTRIBUTIONS
Dividends to shareholders from net investment income
Class A	(91,282)	(135,563)
Class C	(177,794)	(171,705)
Class I	(226,575)	(234,337)
Dividends to shareholders from net realized gains
Class A	(29,356)	(560,595)
Class C	(64,014)	(1,028,926)
Class I	(70,328)	(892,615)
Net Decrease in Net Assets from Distributions	(659,349)	(3,023,741)
BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class A	790,391	2,396,224
Class C	1,972,956	5,539,210
Class I	3,069,742	9,024,905
Dividends reinvested
Class A	115,782	673,030
Class C	227,935	1,146,839
Class I	291,586	1,105,082
Shares redeemed
Class A	(2,671,573)	(2,319,283)
Class C	(4,064,780)	(3,108,530)
Class I	(7,454,283)	(3,164,067)
Net Increase/(Decrease) in Net Assets Derived from Beneficial Interest Transactions	(7,722,244)	11,293,410
Net increase/(decrease) in net assets	(8,882,923)	8,259,193
NET ASSETS
Beginning of year	44,283,969	36,024,776
End of year *	$35,401,046	$44,283,969
*Including accumulated net investment income of:	$320,711	$200,285

See Notes to Financial Statements.

143 | October 31, 2016

RiverFront Global Growth Fund

Statements of Changes in Net Assets

	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
OPERATIONS
Net investment income	$1,188,564	$1,290,107
Net realized gain/(loss)	(1,815,279)	109,174
Net realized gain distributions from other investment companies	611,067	640,999
Net change in unrealized depreciation	(790,043)	(1,412,507)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(805,691)	627,773
DISTRIBUTIONS
Dividends to shareholders from net investment income
Class A	(262,359)	(284,353)
Class C	(176,912)	(141,119)
Class I	(232,251)	(243,129)
Class L	(374,673)	(453,248)
Investor Class	(97,169)	(133,236)
Dividends to shareholders from net realized gains
Class A	(169,282)	(1,555,258)
Class C	(124,670)	(1,077,170)
Class I	(145,504)	(1,217,027)
Class L	(234,855)	(2,207,236)
Investor Class	(62,700)	(716,298)
Net Decrease in Net Assets from Distributions	(1,880,375)	(8,028,074)
BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class A	2,821,511	6,592,837
Class C	1,881,292	4,246,346
Class I	2,341,286	7,804,363
Class L	2,416,186	5,499,526
Investor Class	32,290	265,259
Dividends reinvested
Class A	422,479	1,781,624
Class C	286,641	1,189,292
Class I	361,066	1,360,312
Class L	600,974	2,618,006
Investor Class	139,454	762,580
Shares redeemed
Class A	(11,263,708)	(5,222,204)
Class C	(3,147,775)	(2,728,617)
Class I	(8,405,283)	(4,622,386)
Class L	(5,853,893)	(3,969,239)
Investor Class	(2,182,792)	(1,134,904)
Net Increase/(Decrease) in Net Assets Derived from Beneficial Interest Transactions	(19,550,272)	14,442,795
Net increase/(decrease) in net assets	(22,236,338)	7,042,494
NET ASSETS
Beginning of year	80,660,884	73,618,390
End of year *	$58,424,546	$80,660,884
*Including accumulated net investment income of:	$514,126	$463,691

See Notes to Financial Statements.

144 | October 31, 2016

RiverFront Moderate Growth & Income Fund

Statements of Changes in Net Assets

	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
OPERATIONS
Net investment income	$2,250,493	$2,288,918
Net realized gain/(loss)	(3,062,705)	2,496,740
Net realized loss on investments‐ affiliated securities	(261,169)	(38,996)
Net realized gain distributions from other investment companies	468,489	678,016
Net change in unrealized appreciation/(depreciation)	2,857,457	(4,017,171)
Net Increase in Net Assets Resulting from Operations	2,252,565	1,407,507
DISTRIBUTIONS
Dividends to shareholders from net investment income
Class A	(441,450)	(463,745)
Class C	(831,009)	(831,484)
Class I	(1,002,825)	(836,519)
Dividends to shareholders from net realized gains
Class A	(503,888)	(1,452,046)
Class C	(1,550,040)	(3,504,594)
Class I	(1,081,829)	(2,361,505)
Net Decrease in Net Assets from Distributions	(5,411,041)	(9,449,893)
BENEFICIAL INTEREST TRANSACTIONS (NOTE 6)
Shares sold
Class A	4,421,568	4,319,229
Class C	10,166,181	17,073,579
Class I	17,234,510	14,370,768
Dividends reinvested
Class A	827,954	1,734,135
Class C	2,077,127	3,832,260
Class I	1,889,684	2,896,869
Shares redeemed
Class A	(6,554,572)	(7,673,351)
Class C	(17,958,734)	(12,583,566)
Class I	(21,252,975)	(10,528,810)
Net Increase/(Decrease) in Net Assets Derived from Beneficial Interest Transactions	(9,149,257)	13,441,113
Net increase/(decrease) in net assets	(12,307,733)	5,398,727
NET ASSETS
Beginning of year	141,523,234	136,124,507
End of year *	$129,215,501	$141,523,234
*Including accumulated net investment income of:	$192,803	$206,858

See Notes to Financial Statements.

145 | October 31, 2016

RiverFront Conservative Income Builder Fund – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014 (a)		For the Year Ended April 30, 2014	For the Period September 4, 2012 (Commencement) to April 30, 2013
Net asset value, beginning of period	$10.46	$10.86	$10.83		$10.48	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.18	0.18	0.07		0.13	0.09
Net realized and unrealized gain/(loss)	0.07	(0.14)	0.04		0.53	0.48
Total from investment operations	0.25	0.04	0.11		0.66	0.57

DISTRIBUTIONS:
From net investment income	(0.16)	(0.15)	(0.08)		(0.12)	(0.09)
From net realized gains	(0.02)	(0.29)	–		(0.19)	–
Total distributions	(0.18)	(0.44)	(0.08)		(0.31)	(0.09)

Net increase/(decrease) in net asset value	0.07	(0.40)	0.03		0.35	0.48
Net asset value, end of year	$10.53	$10.46	$10.86		$10.83	$10.48
TOTAL RETURN(c)	2.47%	0.40%	0.98%		6.35%	5.72%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$1,037	$1,038	$1,089		$1,101	$607
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.84%	2.06%	2.39	%(d)	2.94%	5.65	%(d)(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.15%	1.15%	1.15	%(d)	1.15%	1.15	%(d)(e)
Ratio of net investment income to average net assets	1.68%	1.74%	1.22	%(d)	1.27%	1.37	%(d)(e)
Portfolio turnover rate(f)	137%	186%	34%		125%	73%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Calculated using the average shares method.
(c)
Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(d)	Annualized.
(e)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

146 | October 31, 2016

RiverFront Conservative Income Builder Fund – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014 (a)		For the Year Ended April 30, 2014	For the Period September 4, 2012 (Commencement) to April 30, 2013
Net asset value, beginning of period	$10.37	$10.81	$10.77		$10.51	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.10	0.09	0.03		0.06	0.06
Net realized and unrealized gain/(loss)	0.08	(0.13)	0.04		0.51	0.47
Total from investment operations	0.18	(0.04)	0.07		0.57	0.53

DISTRIBUTIONS:
From net investment income	(0.09)	(0.11)	(0.03)		(0.12)	(0.02)
From net realized gains	(0.02)	(0.29)	–		(0.19)	–
Total distributions	(0.11)	(0.40)	(0.03)		(0.31)	(0.02)

Net increase/(decrease) in net asset value	0.07	(0.44)	0.04		0.26	0.51
Net asset value, end of year	$10.44	$10.37	$10.81		$10.77	$10.51
TOTAL RETURN(c)	1.74%	(0.39)%	0.68%		5.49%	5.29%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$11,550	$8,610	$5,021		$4,106	$2,264
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.60%	2.81%	3.14	%(d)	3.73%	6.53	%(d)(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	1.90%	1.90%	1.90	%(d)	1.90%	1.90	%(d)(e)
Ratio of net investment income to average net assets	0.92%	0.88%	0.47	%(d)	0.53%	0.90	%(d)(e)
Portfolio turnover rate(f)	137%	186%	34%		125%	73%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Calculated using the average shares method.
(c)
Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(d)	Annualized.
(e)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

147 | October 31, 2016

RiverFront Conservative Income Builder Fund – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014 (a)		For the Year Ended April 30, 2014	For the Period September 4, 2012 (Commencement) to April 30, 2013
Net asset value, beginning of period	$10.30	$10.70	$10.66		$10.29	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.19	0.19	0.07		0.15	0.12
Net realized and unrealized gain/(loss)	0.08	(0.13)	0.06		0.51	0.46
Total from investment operations	0.27	0.06	0.13		0.66	0.58

DISTRIBUTIONS:
From net investment income	(0.19)	(0.17)	(0.09)		(0.10)	(0.29)
From net realized gains	(0.02)	(0.29)	–		(0.19)	–
Total distributions	(0.21)	(0.46)	(0.09)		(0.29)	(0.29)

Net increase/(decrease) in net asset value	0.06	(0.40)	0.04		0.37	0.29
Net asset value, end of year	$10.36	$10.30	$10.70		$10.66	$10.29
TOTAL RETURN(c)	2.66%	0.60%	1.19%		6.53%	5.95%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$2,264	$2,171	$2,830		$1,381	$715
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.60%	1.80%	2.12	%(d)	2.66%	7.74	%(d)(e)
Ratio of expenses to average net assets including fee waivers and reimbursements	0.90%	0.90%	0.90	%(d)	0.90%	0.90	%(d)(e)
Ratio of net investment income to average net assets	1.90%	1.84%	1.34	%(d)	1.49%	1.84	%(d)(e)
Portfolio turnover rate(f)	137%	186%	34%		125%	73%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Calculated using the average shares method.
(c)
Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Annualized.
(e)	Expense ratios before reductions for startup periods may not be representative of longer term operating periods.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

148 | October 31, 2016

RiverFront Dynamic Equity Income Fund – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014	For the Year Ended April 30, 2013		For the Year Ended April 30, 2012(b)
Net asset value, beginning of period	$12.63		$13.10	$12.97		$12.24	$11.24		$11.73

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.21		0.25	0.09		0.17	0.25		0.16
Net realized and unrealized gain/(loss)	(0.00	)(d)	(0.04)	0.13		1.17	0.99		(0.49)
Total from investment operations	0.21		0.21	0.22		1.34	1.24		(0.33)

DISTRIBUTIONS:
From net investment income	(0.21)		(0.22)	(0.09)		(0.17)	(0.24)		(0.15)
From net realized gains	(0.25)		(0.46)	–		(0.44)	–		–
Tax return of capital	–		–	–		–	–		(0.01)
Total distributions	(0.46)		(0.68)	(0.09)		(0.61)	(0.24)		(0.16)

Net increase/(decrease) in net asset value	(0.25)		(0.47)	0.13		0.73	1.00		(0.49)
Net asset value, end of year	$12.38		$12.63	$13.10		$12.97	$12.24		$11.24
TOTAL RETURN(e)	1.80%		1.64%	1.66%		11.15%	11.22%		(2.80)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$20,227		$19,769	$17,275		$15,374	$8,087		$7,114
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.35%		1.35%	1.39	%(f)	1.42%	1.58%		1.73%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.15%		1.15%	1.15	%(f)	1.15%	1.20	%(g)	1.30%
Ratio of net investment income to average net assets	1.74%		1.98%	1.33	%(f)	1.38%	2.17%		1.50%
Portfolio turnover rate(h)	129%		75%	45%		99%	136%		133%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Prior to January 1, 2012, the RiverFront Dynamic Equity Income Fund was known as the RiverFront Long-Term Growth & Income Fund.
(c)	Calculated using the average shares method.
(d)	Less than ($0.005) per share.
(e)
Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(f)	Annualized.
(g)	Contractual expense limitation change from 1.30% to 1.15% effective September 1, 2012.
(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

149 | October 31, 2016

RiverFront Dynamic Equity Income Fund – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014	For the Year Ended April 30, 2013		For the Year Ended April 30, 2012(b)
Net asset value, beginning of period	$12.44	$12.97	$12.84		$12.13	$11.14		$11.67

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.13	0.15	0.04		0.08	0.16		0.09
Net realized and unrealized gain/(loss)	(0.02)	(0.04)	0.13		1.15	0.98		(0.51)
Total from investment operations	0.11	0.11	0.17		1.23	1.14		(0.42)

DISTRIBUTIONS:
From net investment income	(0.15)	(0.18)	(0.04)		(0.08)	(0.15)		(0.10)
From net realized gains	(0.25)	(0.46)	–		(0.44)	–		–
Tax return of capital	–	–	–		–	–		(0.01)
Total distributions	(0.40)	(0.64)	(0.04)		(0.52)	(0.15)		(0.11)

Net increase/(decrease) in net asset value	(0.29)	(0.53)	0.13		0.71	0.99		(0.53)
Net asset value, end of year	$12.15	$12.44	$12.97		$12.84	$12.13		$11.14
TOTAL RETURN(d)	0.97%	0.86%	1.30%		10.34%	10.41%		(3.60)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$32,217	$34,766	$30,170		$25,787	$16,070		$13,729
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.10%	2.10%	2.15	%(e)	2.18%	2.33%		2.49%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.90%	1.90%	1.90	%(e)	1.90%	1.95	%(f)	2.05%
Ratio of net investment income to average net assets	1.08%	1.18%	0.60	%(e)	0.61%	1.44%		0.84%
Portfolio turnover rate(g)	129%	75%	45%		99%	136%		133%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Prior to January 1, 2012, the RiverFront Dynamic Equity Income Fund was known as the RiverFront Long-Term Growth & Income Fund.
(c)	Calculated using the average shares method.
(d)
Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(e)	Annualized.
(f)	Contractual expense limitation change from 2.05% to 1.90% effective September 1, 2012.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

150 | October 31, 2016

RiverFront Dynamic Equity Income Fund – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014	For the Year Ended April 30, 2013		For the Year Ended April 30, 2012(b)
Net asset value, beginning of period	$12.56	$13.02	$12.88		$12.16	$11.17		$11.64

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.25	0.28	0.10		0.20	0.27		0.20
Net realized and unrealized gain/(loss)	(0.01)	(0.05)	0.14		1.16	0.99		(0.50)
Total from investment operations	0.24	0.23	0.24		1.36	1.26		(0.30)

DISTRIBUTIONS:
From net investment income	(0.24)	(0.23)	(0.10)		(0.20)	(0.27)		(0.16)
From net realized gains	(0.25)	(0.46)	–		(0.44)	–		–
Tax return of capital	–	–	–		–	–		(0.01)
Total distributions	(0.49)	(0.69)	(0.10)		(0.64)	(0.27)		(0.17)

Net increase/(decrease) in net asset value	(0.25)	(0.46)	0.14		0.72	0.99		(0.47)
Net asset value, end of year	$12.31	$12.56	$13.02		$12.88	$12.16		$11.17
TOTAL RETURN(d)	2.01%	1.83%	1.88%		11.40%	11.47%		(2.58)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$28,833	$22,780	$20,997		$18,254	$10,460		$6,897
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.10%	1.10%	1.15	%(e)	1.17%	1.33%		1.49%
Ratio of expenses to average net assets including fee waivers and reimbursements	0.90%	0.90%	0.90	%(e)	0.90%	0.95	%(f)	1.05%
Ratio of net investment income to average net assets	2.06%	2.21%	1.57	%(e)	1.61%	2.36%		1.88%
Portfolio turnover rate(g)	129%	75%	45%		99%	136%		133%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Prior to January 1, 2012, the RiverFront Dynamic Equity Income Fund was known as the RiverFront Long-Term Growth & Income Fund.
(c)	Calculated using the average shares method.
(d)
Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Annualized.
(f)	Contractual expense limitation change from 1.05% to 0.90% effective September 1, 2012.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

151 | October 31, 2016

RiverFront Global Allocation Fund – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014	For the Year Ended April 30, 2013		For the Year Ended April 30, 2012(b)
Net asset value, beginning of period	$12.20	$13.14	$12.97		$11.93	$10.86		$11.66

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.21	0.22	0.08		0.10	0.15		0.12
Net realized and unrealized gain/(loss)	(0.32)	(0.06)	0.09		1.36	1.08		(0.84)
Total from investment operations	(0.11)	0.16	0.17		1.46	1.23		(0.72)

DISTRIBUTIONS:
From net investment income	(0.14)	(0.21)	–		(0.09)	(0.16)		(0.07)
From net realized gains	(0.04)	(0.89)	–		(0.33)	–		(0.01)
Total distributions	(0.18)	(1.10)	–		(0.42)	(0.16)		(0.08)

Net increase/(decrease) in net asset value	(0.29)	(0.94)	0.17		1.04	1.07		(0.80)
Net asset value, end of year	$11.91	$12.20	$13.14		$12.97	$11.93		$10.86
TOTAL RETURN(d)	(0.88)%	1.23%	1.31%		12.32%	11.47%		(6.18)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$6,467	$8,456	$8,372		$9,098	$8,244		$5,791
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.45%	1.43%	1.50	%(e)	1.51%	1.68%		1.80%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.15%	1.15%	1.15	%(e)	1.15%	1.19	%(f)	1.30%
Ratio of net investment income to average net assets	1.78%	1.71%	1.21	%(e)	0.83%	1.32%		1.10%
Portfolio turnover rate(g)	124%	71%	47%		95%	113%		163%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Prior to January 1, 2012, the RiverFront Global Allocation Fund was known as the RiverFront Moderate Growth Fund.
(c)	Calculated using the average shares method.
(d)
Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(e)	Annualized.
(f)	Contractual expense limitation change from 1.30% to 1.15% effective September 1, 2012.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

152 | October 31, 2016

RiverFront Global Allocation Fund – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014	For the Year Ended April 30, 2013		For the Year Ended April 30, 2012(b)
Net asset value, beginning of period	$11.98	$12.95	$12.83		$11.84	$10.81		$11.64

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.11	0.12	0.03		0.01	0.07		0.02
Net realized and unrealized gain/(loss)	(0.31)	(0.06)	0.09		1.34	1.07		(0.82)
Total from investment operations	(0.20)	0.06	0.12		1.35	1.14		(0.80)

DISTRIBUTIONS:
From net investment income	(0.12)	(0.14)	–		(0.03)	(0.11)		(0.02)
From net realized gains	(0.04)	(0.89)	–		(0.33)	–		(0.01)
Total distributions	(0.16)	(1.03)	–		(0.36)	(0.11)		(0.03)

Net increase/(decrease) in net asset value	(0.36)	(0.97)	0.12		0.99	1.03		(0.83)
Net asset value, end of year	$11.62	$11.98	$12.95		$12.83	$11.84		$10.81
TOTAL RETURN(d)	(1.61)%	0.46%	0.94%		11.48%	10.59%		(6.86)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$14,694	$17,089	$14,758		$14,624	$9,686		$9,891
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.20%	2.18%	2.25	%(e)	2.26%	2.44%		2.58%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.90%	1.90%	1.90	%(e)	1.90%	1.95	%(f)	2.05%
Ratio of net investment income to average net assets	0.95%	0.94%	0.40	%(e)	0.05%	0.66%		0.17%
Portfolio turnover rate(g)	124%	71%	47%		95%	113%		163%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Prior to January 1, 2012, the RiverFront Global Allocation Fund was known as the RiverFront Moderate Growth Fund.
(c)	Calculated using the average shares method.
(d)
Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown exclude any applicable sales charges.

(e)	Annualized.
(f)	Contractual expense limitation change from 2.05% to 1.90% effective September 1, 2012.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

153 | October 31, 2016

RiverFront Global Allocation Fund – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014	For the Year Ended April 30, 2013		For the Year Ended April 30, 2012(b)
Net asset value, beginning of period	$11.99	$12.92	$12.75		$11.72	$10.66		$11.42

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.22	0.22	0.09		0.13	0.17		0.13
Net realized and unrealized gain/(loss)	(0.30)	(0.04)	0.08		1.34	1.07		(0.80)
Total from investment operations	(0.08)	0.18	0.17		1.47	1.24		(0.67)

DISTRIBUTIONS:
From net investment income	(0.14)	(0.22)	–		(0.11)	(0.18)		(0.08)
From net realized gains	(0.04)	(0.89)	–		(0.33)	–		(0.01)
Total distributions	(0.18)	(1.11)	–		(0.44)	(0.18)		(0.09)

Net increase/(decrease) in net asset value	(0.26)	(0.93)	0.17		1.03	1.06		(0.76)
Net asset value, end of year	$11.73	$11.99	$12.92		$12.75	$11.72		$10.66
TOTAL RETURN(d)	(0.60)%	1.49%	1.33%		12.61%	11.73%		(5.86)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$14,240	$18,739	$12,895		$10,521	$6,675		$3,496
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.20%	1.18%	1.26	%(e)	1.26%	1.43%		1.55%
Ratio of expenses to average net assets including fee waivers and reimbursements	0.90%	0.90%	0.90	%(e)	0.90%	0.94	%(f)	1.05%
Ratio of net investment income to average net assets	1.94%	1.83%	1.41	%(e)	1.07%	1.52%		1.28%
Portfolio turnover rate(g)	124%	71%	47%		95%	113%		163%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Prior to January 1, 2012, the RiverFront Global Allocation Fund was known as the RiverFront Moderate Growth Fund.
(c)	Calculated using the average shares method.
(d)
Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Annualized.
(f)	Contractual expense limitation change from 1.05% to 0.90% effective September 1, 2012.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

154 | October 31, 2016

RiverFront Global Growth Fund – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012(b)
Net asset value, beginning of period	$13.95	$15.44	$15.26		$14.89	$13.37	$15.65

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.23	0.24	0.08		0.12	0.17	0.14
Net realized and unrealized gain/(loss)	(0.31)	(0.04)	0.10		1.88	1.57	(1.41)
Total from investment operations	(0.08)	0.20	0.18		2.00	1.74	(1.27)

DISTRIBUTIONS:
From net investment income	(0.20)	(0.25)	–		(0.12)	(0.22)	(0.14)
From net realized gains	(0.13)	(1.44)	–		(1.51)	–	(0.87)
Total distributions	(0.33)	(1.69)	–		(1.63)	(0.22)	(1.01)

Net increase/(decrease) in net asset value	(0.41)	(1.49)	0.18		0.37	1.52	(2.28)
Net asset value, end of year	$13.54	$13.95	$15.44		$15.26	$14.89	$13.37
TOTAL RETURN(d)	(0.57)%	1.34%	1.18%		13.66%	13.14%	(7.51)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$9,618	$18,308	$16,694		$16,440	$8,525	$5,241
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.40%	1.38%	1.38	%(e)	1.40%	1.49%	1.52%
Ratio of expenses to average net assets including fee waivers and reimbursements(f)	1.15%	1.15%	1.15	%(e)	1.15%	0.98%	0.92%
Ratio of net investment income to average net assets	1.77%	1.67%	1.08	%(e)	0.76%	1.23%	0.99%
Portfolio turnover rate(g)	113%	71%	48%		85%	113%	119%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Prior to January 1, 2012, the RiverFront Global Growth Fund was known as the RiverFront Long-Term Growth Fund.
(c)	Calculated using the average shares method.
(d)
Total returns are for the period indicated and have not been annualized.  Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Returns shown exclude any applicable sales charges.

(e)	Annualized.
(f)	Prior to January 1, 2013, all acquired fund fees were reimbursed.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

155 | October 31, 2016

RiverFront Global Growth Fund – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012(b)
Net asset value, beginning of period	$13.67	$15.19	$15.07		$14.76	$13.29	$15.60

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.12	0.13	0.03		0.01	0.08	0.05
Net realized and unrealized gain/(loss)	(0.30)	(0.04)	0.09		1.86	1.54	(1.42)
Total from investment operations	(0.18)	0.09	0.12		1.87	1.62	(1.37)

DISTRIBUTIONS:
From net investment income	(0.18)	(0.17)	–		(0.05)	(0.15)	(0.07)
From net realized gains	(0.13)	(1.44)	–		(1.51)	–	(0.87)
Total distributions	(0.31)	(1.61)	–		(1.56)	(0.15)	(0.94)

Net increase/(decrease) in net asset value	(0.49)	(1.52)	0.12		0.31	1.47	(2.31)
Net asset value, end of year	$13.18	$13.67	$15.19		$15.07	$14.76	$13.29
TOTAL RETURN(d)	(1.31)%	0.59%	0.80%		12.84%	12.31%	(8.22)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$11,447	$12,908	$11,420		$11,511	$7,182	$6,808
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.16%	2.13%	2.13	%(e)	2.15%	2.25%	2.29%
Ratio of expenses to average net assets including fee waivers and reimbursements(f)	1.90%	1.90%	1.90	%(e)	1.90%	1.73%	1.67%
Ratio of net investment income to average net assets	0.92%	0.88%	0.38	%(e)	0.07%	0.57%	0.34%
Portfolio turnover rate(g)	113%	71%	48%		85%	113%	119%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Prior to January 1, 2012, the RiverFront Global Growth Fund was known as the RiverFront Long-Term Growth Fund.
(c)	Calculated using the average shares method.
(d)
Total returns are for the period indicated and have not been annualized.  Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Returns shown exclude any applicable sales charges.

(e)	Annualized.
(f)	Prior to January 1, 2013, all acquired fund fees were reimbursed.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

156 | October 31, 2016

RiverFront Global Growth Fund – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012(b)
Net asset value, beginning of period	$14.03	$15.52	$15.32		$14.92	$13.40	$15.67

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.26	0.26	0.10		0.17	0.20	0.19
Net realized and unrealized gain/(loss)	(0.30)	(0.03)	0.10		1.89	1.57	(1.51)
Total from investment operations	(0.04)	0.23	0.20		2.06	1.77	(1.32)

DISTRIBUTIONS:
From net investment income	(0.21)	(0.28)	–		(0.15)	(0.25)	(0.16)
From net realized gains	(0.13)	(1.44)	–		(1.51)	–	(0.79)
Total distributions	(0.34)	(1.72)	–		(1.66)	(0.25)	(0.95)

Net increase/(decrease) in net asset value	(0.38)	(1.49)	0.20		0.40	1.52	(2.27)
Net asset value, end of year	$13.65	$14.03	$15.52		$15.32	$14.92	$13.40
TOTAL RETURN(d)	(0.31)%	1.51%	1.31%		14.01%	13.36%	(7.31)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$10,140	$16,412	$13,343		$11,845	$7,769	$6,022
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.15%	1.29%	1.36	%(e)	1.16%	1.25%	1.30%
Ratio of expenses to average net assets including fee waivers and reimbursements(f)	0.90%	0.90%	0.90	%(e)	0.90%	0.73%	0.67%
Ratio of net investment income to average net assets	1.98%	1.77%	1.32	%(e)	1.13%	1.45%	1.44%
Portfolio turnover rate(g)	113%	71%	48%		85%	113%	119%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Prior to January 1, 2012, the RiverFront Global Growth Fund was known as the RiverFront Long-Term Growth Fund.
(c)	Calculated using the average shares method.
(d)
Total returns are for the period indicated and have not been annualized.  Total returns would have been lower had certain expenses not been waived during the period.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Annualized.
(f)	Prior to January 1, 2013, all acquired fund fees were reimbursed.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

157 | October 31, 2016

RiverFront Global Growth Fund – Class L

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012(b)
Net asset value, beginning of period	$14.01	$15.49	$15.29		$14.90	$13.37	$15.65

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.25	0.27	0.11		0.17	0.22	0.17
Net realized and unrealized gain/(loss)	(0.29)	(0.03)	0.09		1.88	1.56	(1.41)
Total from investment operations	(0.04)	0.24	0.20		2.05	1.78	(1.24)

DISTRIBUTIONS:
From net investment income	(0.21)	(0.28)	–		(0.15)	(0.25)	(0.14)
From net realized gains	(0.13)	(1.44)	–		(1.51)	–	(0.87)
Total distributions	(0.34)	(1.72)	–		(1.66)	(0.25)	(1.04)

Net increase/(decrease) in net asset value	(0.38)	(1.48)	0.20		0.39	1.53	(2.28)
Net asset value, end of year	$13.63	$14.01	$15.49		$15.29	$14.90	$13.37
TOTAL RETURN(d)	(0.31)%	1.59%	1.31%		13.98%	13.43%	(7.31)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$22,552	$26,109	$24,400		$25,092	$23,454	$24,765
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.16%	1.04%	1.02	%(e)	1.15%	1.25%	1.08%
Ratio of expenses to average net assets including fee waivers and reimbursements (includes acquired fund fee reimbursements)(f)	0.90%	0.90%	0.90	%(e)	0.90%	0.73%	0.67%
Ratio of expenses to average net assets including fee waivers and reimbursements (excludes acquired fund fee reimbursements)	0.90%	0.90%	0.90	%(e)	0.90%	0.90%	0.90%
Ratio of net investment income to average net assets	1.90%	1.86%	1.37	%(e)	1.11%	1.59%	1.26%
Portfolio turnover rate(g)	113%	71%	48%		85%	113%	119%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Prior to January 1, 2012, the RiverFront Global Growth Fund was known as the RiverFront Long-Term Growth Fund.
(c)	Calculated using the average shares method.
(d)
Total returns are for the period indicated and have not been annualized.  Total returns would have been lower had certain expenses not been waived during the period.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Annualized.
(f)	Prior to January 1, 2013, all acquired fund fees were reimbursed.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

158 | October 31, 2016

RiverFront Global Growth Fund – Investor Class

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014	For the Year Ended April 30, 2013	For the Year Ended April 30, 2012(b)
Net asset value, beginning of period	$13.87	$15.37	$15.19		$14.82	$13.32	$15.59

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.23	0.26	0.09		0.13	0.18	0.13
Net realized and unrealized gain/(loss)	(0.30)	(0.07)	0.09		1.87	1.54	(1.39)
Total from investment operations	(0.07)	0.19	0.18		2.00	1.72	(1.26)

DISTRIBUTIONS:
From net investment income	(0.20)	(0.25)	–		(0.12)	(0.22)	(0.14)
From net realized gains	(0.13)	(1.44)	–		(1.51)	–	(0.87)
Total distributions	(0.33)	(1.69)	–		(1.63)	(0.22)	(1.01)

Net increase/(decrease) in net asset value	(0.40)	(1.50)	0.18		0.37	1.50	(2.27)
Net asset value, end of year	$13.47	$13.87	$15.37		$15.19	$14.82	$13.32
TOTAL RETURN(d)	(0.51)%	1.28%	1.18%		13.73%	13.07%	(7.47)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$4,667	$6,924	$7,762		$8,361	$9,174	$10,133
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.40%	1.38%	1.38	%(e)	1.41%	1.50%	1.93%
Ratio of expenses to average net assets including fee waivers and reimbursements (includes acquired fund fee reimbursements)(f)	1.15%	1.15%	1.15	%(e)	1.15%	0.98%	0.92%
Ratio of expenses to average net assets including fee waivers and reimbursements (excludes acquired fund fee reimbursements)	1.15%	1.15%	1.15	%(e)	1.15%	1.15%	1.15%
Ratio of net investment income to average net assets	1.75%	1.78%	1.14	%(e)	0.85%	1.36%	0.97%
Portfolio turnover rate(g)	113%	71%	48%		85%	113%	119%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Prior to January 1, 2012, the RiverFront Global Growth Fund was known as the RiverFront Long-Term Growth Fund.
(c)	Calculated using the average shares method.
(d)
Total returns are for the period indicated and have not been annualized.  Total returns would have been lower had certain expenses not been waived during the period.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Annualized.
(f)	Prior to January 1, 2013, all acquired fund fees were reimbursed.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

159 | October 31, 2016

RiverFront Moderate Growth & Income Fund – Class A

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014	For the Year Ended April 30, 2013		For the Year Ended April 30, 2012
Net asset value, beginning of period	$11.48	$12.15	$11.99		$11.66	$10.96		$11.08

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.21	0.23	0.09		0.16	0.24		0.17
Net realized and unrealized gain/(loss)	(0.01)	(0.06)	0.16		0.89	0.69		(0.12)
Total from investment operations	0.20	0.17	0.25		1.05	0.93		0.05

DISTRIBUTIONS:
From net investment income	(0.21)	(0.20)	(0.09)		(0.16)	(0.23)		(0.17)
From net realized gains	(0.25)	(0.64)	–		(0.56)	–		–
Tax return of capital	–	–	–		–	–		(0.00	)(c)
Total distributions	(0.46)	(0.84)	(0.09)		(0.72)	(0.23)		(0.17)

Net increase/(decrease) in net asset value	(0.26)	(0.67)	0.16		0.33	0.70		(0.12)
Net asset value, end of year	$11.22	$11.48	$12.15		$11.99	$11.66		$10.96
TOTAL RETURN(d)	1.81%	1.33%	2.12%		9.16%	8.59%		0.55%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$22,679	$24,402	$27,598		$31,033	$29,066		$20,754
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.31%	1.30%	1.31	%(e)	1.32%	1.40%		1.50%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.15%	1.15%	1.15	%(e)	1.15%	1.19	%(f)	1.30%
Ratio of net investment income to average net assets	1.87%	1.97%	1.54	%(e)	1.35%	2.17%		1.65%
Portfolio turnover rate(g)	132%	110%	42%		98%	108%		128%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Calculated using the average shares method.
(c)	Less than ($0.005) per share.
(d)
Total returns are for the period indicated and have not been annualized.  Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Returns shown exclude any applicable sales charges.

(e)	Annualized.
(f)	Contractual expense limitation change from 1.30% to 1.15% effective September 1, 2012.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

160 | October 31, 2016

RiverFront Moderate Growth & Income Fund – Class C

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014	For the Year Ended April 30, 2013		For the Year Ended April 30, 2012
Net asset value, beginning of period	$11.39	$12.10	$11.94		$11.62	$10.92		$11.06

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.13	0.13	0.05		0.07	0.16		0.09
Net realized and unrealized gain/(loss)	(0.02)	(0.06)	0.16		0.89	0.68		(0.13)
Total from investment operations	0.11	0.07	0.21		0.96	0.84		(0.04)

DISTRIBUTIONS:
From net investment income	(0.13)	(0.14)	(0.05)		(0.08)	(0.14)		(0.10)
From net realized gains	(0.25)	(0.64)	–		(0.56)	–		–
Tax return of capital	–	–	–		–	–		(0.00	)(c)
Total distributions	(0.38)	(0.78)	(0.05)		(0.64)	(0.14)		(0.10)

Net increase/(decrease) in net asset value	(0.27)	(0.71)	0.16		0.32	0.70		(0.14)
Net asset value, end of year	$11.12	$11.39	$12.10		$11.94	$11.62		$10.92
TOTAL RETURN(d)	1.03%	0.52%	1.75%		8.33%	7.83%		(0.37)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$63,480	$70,771	$66,445		$63,031	$52,579		$39,015
Ratio of expenses to average net assets excluding fee waivers and reimbursements	2.06%	2.05%	2.07	%(e)	2.07%	2.15%		2.25%
Ratio of expenses to average net assets including fee waivers and reimbursements	1.90%	1.90%	1.90	%(e)	1.90%	1.95	%(f)	2.05%
Ratio of net investment income to average net assets	1.14%	1.14%	0.77	%(e)	0.59%	1.43%		0.88%
Portfolio turnover rate(g)	132%	110%	42%		98%	108%		128%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Calculated using the average shares method.
(c)	Less than ($0.005) per share.
(d)
Total returns are for the period indicated and have not been annualized.  Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Returns shown exclude any applicable sales charges.

(e)	Annualized.
(f)	Contractual expense limitation change from 2.05% to 1.90% effective September 1, 2012.
(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

161 | October 31, 2016

RiverFront Moderate Growth & Income Fund – Class I

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated:

	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Fiscal Period Ended October 31, 2014(a)		For the Year Ended April 30, 2014	For the Year Ended April 30, 2013		For the Year Ended April 30, 2012
Net asset value, beginning of period	$11.47	$12.14	$11.98		$11.65	$10.94		$11.07

INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.24	0.25	0.11		0.19	0.26		0.20
Net realized and unrealized gain/(loss)	(0.01)	(0.06)	0.16		0.89	0.70		(0.13)
Total from investment operations	0.23	0.19	0.27		1.08	0.96		0.07

DISTRIBUTIONS:
From net investment income	(0.24)	(0.22)	(0.11)		(0.19)	(0.25)		(0.19)
From net realized gains	(0.25)	(0.64)	–		(0.56)	–		–
Tax return of capital	–	–	–		–	–		(0.01)
Total distributions	(0.49)	(0.86)	(0.11)		(0.75)	(0.25)		(0.20)

Net increase/(decrease) in net asset value	(0.26)	(0.67)	0.16		0.33	0.71		(0.13)
Net asset value, end of year	$11.21	$11.47	$12.14		$11.98	$11.65		$10.94
TOTAL RETURN(c)	2.05%	1.50%	2.25%		9.43%	8.94%		0.71%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$43,056	$46,350	$42,081		$37,832	$25,898		$12,880
Ratio of expenses to average net assets excluding fee waivers and reimbursements	1.06%	1.05%	1.07	%(d)	1.07%	1.15%		1.26%
Ratio of expenses to average net assets including fee waivers and reimbursements	0.90%	0.90%	0.90	%(d)	0.90%	0.94	%(e)	1.05%
Ratio of net investment income to average net assets	2.16%	2.16%	1.77	%(d)	1.59%	2.39%		1.91%
Portfolio turnover rate(f)	132%	110%	42%		98%	108%		128%

(a)	Effective May 1, 2014, the Board approved changing the fiscal year-end of the Funds from April 30 to October 31.
(b)	Calculated using the average shares method.
(c)
Total returns are for the period indicated and have not been annualized.  Total returns would have been lower had certain expenses not been waived during the period.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Annualized.
(e)	Contractual expense limitation change from 1.05% to 0.90% effective September 1, 2012.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

162 | October 31, 2016

Notes to Financial Statements

October 31, 2016

1. ORGANIZATION

Financial Investors Trust (the “Trust”), a Delaware statutory trust, is an open‐end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust consists of multiple separate portfolios or series. This annual report includes the financial statements and financial highlights of the following 13 funds: ALPS | Alerian MLP Infrastructure Index Fund, ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund, ALPS | Kotak India Growth Fund, ALPS | Metis Global Micro Cap Fund, ALPS | Red Rocks Listed Private Equity Fund, ALPS | Sterling ETF Tactical Rotation Fund, ALPS | WMC Research Value Fund, Clough China Fund, RiverFront Conservative Income Builder Fund, RiverFront Dynamic Equity Income Fund, RiverFront Global Allocation Fund, RiverFront Global Growth Fund and RiverFront Moderate Growth & Income Fund (each, a “Fund” and collectively, the “Funds”). The Funds are considered investment companies under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946.

ALPS | Alerian MLP Infrastructure Index Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian MLP Infrastructure Index. The ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund seeks to maximize real returns (returns after inflation), consistent with prudent investment management. ALPS | Kotak India Growth Fund’s investment goal is long‐term capital appreciation. ALPS | Metis Global Micro Cap Fund seeks long‐term growth of capital. ALPS | Red Rocks Listed Private Equity Fund seeks to maximize total return, which consists of appreciation on its investments and a variable income stream. ALPS | Sterling ETF Tactical Rotation Fund seeks investment results that correspond (before fees and expenses) generally to the performance of the Sterling Tactical Rotation Index. ALPS | WMC Research Value Fund seeks long‐term capital appreciation: dividend income may be a factor in portfolio selection but is secondary to the Fund’s principal objective. The Clough China Fund seeks to provide investors with long‐term capital appreciation. The RiverFront Conservative Income Builder Fund seeks to provide current income and potential for that income to grow over time. The RiverFront Dynamic Equity Income Fund seeks to achieve long‐term growth and income through a combination of capital appreciation and rising dividend payments that exceed the average yield on global stocks generally. The RiverFront Global Allocation Fund seeks to provide high total investment return through a fully managed investment policy utilizing United States and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. Total investment return means the combination of capital appreciation and investment income. The RiverFront Global Growth Fund seeks to achieve long‐term capital appreciation through a fully managed investment policy utilizing United States and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends. The RiverFront Moderate Growth & Income Fund has two primary investment objectives. It seeks (1) to provide a level of current income that exceeds the average yield on U.S. stocks in general while providing a growing stream of income over the years and (2) growth of capital.

The classes of each Fund differ principally in the applicable distribution and shareholder service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends to shareholders are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions to shareholders are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Basis of Consolidation for the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
CoreCommodity Management Cayman Commodity Fund Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on April 23, 2010 and is a wholly owned subsidiary of the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund (the “CoreCommodity Fund”). The Subsidiary acts as an investment vehicle for the CoreCommodity Fund in order to effect certain commodity ‐related investments on behalf of the CoreCommodity Fund. CoreCommodity Fund is the sole shareholder of the Subsidiary pursuant to a subscription agreement dated as of June 14, 2010, and it is intended that the CoreCommodity Fund will remain the sole shareholder and will continue to wholly own and control the Subsidiary.  Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to vote at general meetings of the Subsidiary and certain rights in connection with any winding‐up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary. The CoreCommodity Fund may invest up to 25% of its total assets in shares of the Subsidiary. As a wholly owned subsidiary of the CoreCommodity Fund, the financial statements of the Subsidiary are included in the consolidated financial statements and financial highlights of the CoreCommodity Fund. All investments held by the Subsidiary are disclosed in the accounts of the CoreCommodity Fund. As of October 31, 2016, net assets of the CoreCommodity Fund were $500,468,368 of which $99,357,508 or 19.85%, represented the CoreCommodity Fund’s ownership of all issued shares and voting rights of the Subsidiary.

Basis of Consolidation for the ALPS | Kotak India Growth Fund
ALPS | Kotak India Growth Fund, (the “Kotak Fund”) invests in the equity securities of Indian companies through its wholly owned, collective investment vehicle, the India Premier Equity Portfolio (the “Portfolio”). The Portfolio is registered with and regulated by the Mauritius Financial Services Commission. The Portfolio was formed for the purpose of facilitating the Kotak Fund’s purchase of securities of a wide selection of Indian companies, consistent with the Kotak Fund’s investment strategies. The Portfolio is a private company limited by shares incorporated under the Mauritius Companies Act 2001. As a wholly owned subsidiary of the Kotak Fund, financial statements of the Portfolio are included in the consolidated financial statements and financial highlights of the Kotak Fund. All investments held by the Portfolio are disclosed in the accounts of the Kotak Fund.

163 | October 31, 2016

Notes to Financial Statements

October 31, 2016

The Portfolio established residency in Mauritius allowing the Kotak Fund to receive the beneficial tax treatment under the Treaty between India and Mauritius. If the benefits of the Treaty are denied or if the Portfolio is held to have a permanent establishment in India, gains derived by the Portfolio due to the sale of securities may be subject to taxation in India. India’s Finance Act had introduced legislation on General Anti‐Avoidance Rules (“GAAR”) which contains treaty override provisions. The GAAR, which is now expected to come into effect from April 1, 2017, may be used by the Indian tax authorities to declare any arrangement whose main purpose or one of the main purposes is to obtain a tax benefit, as an “impermissible avoidance arrangement.”

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. Each Fund is considered an investment company for financial reporting purposes, and follows accounting policies in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including policies specific to investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds and subsidiaries, as applicable, in preparation of their financial statements.

Investment Valuation: The Funds generally value their securities based on market prices determined at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern Time, on each day the NYSE is open for trading. For equity securities and mutual funds that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange.

Corporate bonds, convertible corporate bonds, and U.S. Treasury bonds, are generally valued at the mean between the closing bid and asked prices provided by an independent pricing service. The pricing services generally uses market models that consider trade data, yields, spreads, quotations from dealers and active market makers, credit worthiness, market information on comparable securities, and other relevant security specific information.

Short‐term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value. Open end funds and money market mutual funds are valued at their net asset value.

Futures contracts that are listed or traded on a national securities exchange, commodities exchange, contract market or comparable over the counter market, and that are freely transferable, are valued at their closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the instrument is being valued. A settlement price may not be used if the market makes a limit move with respect to a particular commodity. Over‐the‐counter swap contracts are valued based on quotes received from independent pricing services or one or more dealers that make markets in such investments.

Option contracts are valued using the National Best Bid and Offer price (“NBBO”). In the event there is no NBBO price available, option contracts are valued at the mean between the last bid and ask.

Equity securities that are primarily traded on foreign securities exchanges are valued at the closing values of such securities on their respective foreign exchanges, except when an event occurs subsequent to the close of the foreign exchange and the close of the NYSE that was likely to have changed such value. In such an event, the fair value of those securities are determined in good faith through consideration of other factors in accordance with procedures established by and under the general supervision of the Board. The Funds will use a fair valuation model provided by an independent pricing service, which is intended to reflect fair value when a security’s value or a meaningful portion of the Fund’s portfolio is believed to have been materially affected by an valuation event that has occurred between the close of the exchange or market on which the security is traded and the close of the regular trading day on the NYSE.

Forward currency exchange contracts have a value determined by the current foreign currency exchange forward rates. The foreign currency exchange forward rates are calculated using an automated system that estimates rates on the basis of the current day foreign currency exchange rates and forward foreign currency exchange rates supplied by a pricing service. Foreign exchange rates and forward foreign currency exchange rates may generally be obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.

164 | October 31, 2016

Notes to Financial Statements

October 31, 2016

When such prices or quotations are not available, or when the Fair Value Committee appointed by the Board believes that they are unreliable, securities may be priced using fair value procedures approved by the Board. The fair valuation policies and procedures (“FV Procedures”) have been adopted by the Board for the fair valuation of portfolio assets held by the Fund(s) in the event that (1) market quotations for the current price of a portfolio security or asset are not readily available, or (2) available market quotations that would otherwise be used to value a portfolio security or asset in accordance with the Fund’s Pricing Procedures appear to be unreliable. The Pricing Procedures reflect certain pricing methodologies (or “logics”) that are not “readily available market quotations” and thus are viewed and treated as fair valuations. The Fair Value Committee routinely meets to discuss fair valuations of portfolio securities and other instruments held by the Fund(s).

Fair Value Measurements: The Funds disclose the classification of their fair value measurements following a three‐tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –
Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –
Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of each Fund’s investments/financial instruments in the fair value hierarchy as of October 31, 2016:

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS | Alerian MLP Infrastructure Index Fund
Master Limited Partnerships(a)	$40,907,718	$–	$–	$40,907,718
Total	$40,907,718	$–	$–	$40,907,718

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
Common Stocks(a)	$137,336,008	$–	$–	$137,336,008
Master Limited Partnerships(a)	1,111,518	–	–	1,111,518
Warrants	–	–	0	0
Government Bonds	–	315,051,731	–	315,051,731
Short Term Investments	44,477,175	–	–	44,477,175
TOTAL	$182,924,701	$315,051,731	$0	$497,976,432
Other Financial Instruments
Assets
Futures Contracts	$1,831,634	$–	$–	$1,831,634
Total Return Swap Contracts	–	611,565	–	611,565
Liabilities
Futures Contracts	(3,162,092)	–	–	(3,162,092)
Total Return Swap Contracts	–	(796,828)	–	(796,828)
Total	$(1,330,458)	$(185,263)	$–	$(1,515,721)

165 | October 31, 2016

Notes to Financial Statements

October 31, 2016

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS | Kotak India Growth Fund
Common Stocks
Consumer Discretionary	$250,699	$1,874,151	$–	$2,124,850
Consumer Staples	–	1,537,253	–	1,537,253
Energy	–	704,916	–	704,916
Financials	–	4,764,884	–	4,764,884
Health Care	189,897	967,355	–	1,157,252
Industrials	–	1,965,751	–	1,965,751
Information Technology	–	1,770,684	–	1,770,684
Materials	318,920	2,302,139	–	2,621,059
Telecommunication Services	–	46,051	–	46,051
Short Term Investments	118,939	–	–	118,939
Total	$878,455	$15,933,184	$–	$16,811,639

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS | Metis Global Micro Cap Fund
Common Stocks
Australia	$187,721	$629,505	$–	$817,226
Brazil	313,928	–	–	313,928
Canada	458,367	–	–	458,367
Chile	36,446	–	–	36,446
China	–	143,338	–	143,338
France	127,705	117,226	–	244,931
Germany	58,117	58,760	–	116,877
Great Britain	491,741	–	–	491,741
Greece	71,148	–	–	71,148
Hong Kong	46,380	308,047	–	354,427
India	–	339,880	–	339,880
Indonesia	–	140,380	–	140,380
Ireland	46,564	–	–	46,564
Israel	156,340	–	–	156,340
Japan	–	3,777,135	–	3,777,135
Luxembourg	79,955	–	–	79,955
Malaysia	98,087	136,738	–	234,825
Netherlands	–	62,141	–	62,141
New Zealand	58,439	60,648	–	119,087
Norway	–	147,030	–	147,030
Pakistan	152,953	–	–	152,953
Poland	42,226	–	–	42,226
Singapore	162,592	37,752	–	200,344
South Africa	–	38,095	–	38,095
South Korea	54,333	1,241,244	–	1,295,577
Sweden	57,146	71,996	–	129,142
Taiwan	58,332	871,156	–	929,488
Thailand	45,267	203,106	–	248,373
Turkey	–	45,753	–	45,753
United States	3,400,925	–	–	3,400,925
Preferred Stocks(a)	175,962	–	–	175,962
Short Term Investments	1,390,997	–	–	1,390,997
Total	$7,771,671	$8,429,930	$–	$16,201,601

166 | October 31, 2016

Notes to Financial Statements

October 31, 2016

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS | Red Rocks Listed Private Equity Fund
Closed‐End Funds	$25,029,354	$–	$–	$25,029,354
Common Stocks(a)	296,342,367	–	–	296,342,367
Short Term Investments	7,592,066	–	–	7,592,066
Total	$328,963,787	$–	$–	$328,963,787

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS | Sterling ETF Tactical Rotation Fund
Exchange Traded Funds	$12,128,230	$–	$–	$12,128,230
Total	$12,128,230	$–	$–	$12,128,230

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ALPS | WMC Research Value Fund
Common Stocks(a)	$91,426,440	$–	$–	$91,426,440
Short Term Investments	1,478,748	–	–	1,478,748
Total	$92,905,188	$–	$–	$92,905,188
Other Financial Instruments
Liabilities
Futures Contracts	$(13,220)	$–	$–	$(13,220)
Total	$(13,220)	$–	$–	$(13,220)

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Clough China Fund
Common Stocks
Consumer Discretionary	$735,471	$5,396,652	$–	$6,132,123
Consumer, Cyclical	–	1,375,718	–	1,375,718
Consumer, Non‐cyclical	365,915	424,965	–	790,880
Energy	–	4,287,219	–	4,287,219
Financials	–	12,146,764	–	12,146,764
Health Care	–	485,600	–	485,600
Industrials	386,004	2,545,016	–	2,931,020
Information Technology	6,032,598	7,818,189	–	13,850,787
Materials	–	1,860,170	–	1,860,170
Real Estate	–	1,200,158	–	1,200,158
Technology	187,824	–	–	187,824
Telecommunication Services	–	5,000,596	–	5,000,596
Utilities	–	276,622	–	276,622
Participation Notes(a)	–	2,065,705	–	2,065,705
Short Term Investments	2,182,921	–	–	2,182,921
Total	$9,890,733	$44,883,374	$–	$54,774,107

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
RiverFront Conservative Income Builder Fund
Exchange Traded Funds(a)	$14,267,545	$–	$–	$14,267,545
Exchange Traded Notes(a)	265,730	–	–	265,730
Short Term Investments	325,798	–	–	325,798
Total	$14,859,073	$–	$–	$14,859,073

167 | October 31, 2016

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October 31, 2016

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
RiverFront Dynamic Equity Income Fund
Common Stocks(a)	$1,296,543	$–	$–	$1,296,543
Exchange Traded Funds(a)	73,355,457	–	–	73,355,457
Exchange Traded Notes(a)	2,806,909	–	–	2,806,909
Short Term Investments	3,890,480	–	–	3,890,480
Total	$81,349,389	$–	$–	$81,349,389

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
RiverFront Global Allocation Fund
Common Stocks(a)	$586,554	$–	$–	$586,554
Exchange Traded Funds(a)	32,482,920	–	–	32,482,920
Exchange Traded Notes(a)	1,234,544	–	–	1,234,544
Short Term Investments	1,169,020	–	–	1,169,020
Total	$35,473,038	$–	$–	$35,473,038

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
RiverFront Global Growth Fund
Common Stocks(a)	$954,962	$–	$–	$954,962
Exchange Traded Funds(a)	53,746,900	–	–	53,746,900
Exchange Traded Notes(a)	2,356,597	–	–	2,356,597
Short Term Investments	1,421,691	–	–	1,421,691
Total	$58,480,150	$–	$–	$58,480,150

Investments in Securities at Value	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
RiverFront Moderate Growth & Income Fund
Common Stocks(a)	$2,075,221	$–	$–	$2,075,221
Exchange Traded Funds(a)	118,160,244	–	–	118,160,244
Exchange Traded Notes(a)	3,774,948	–	–	3,774,948
Short Term Investments	5,608,307	–	–	5,608,307
Total	$129,618,720	$–	$–	$129,618,720

(a)	For detailed descriptions of country, sector and/or industry, see the accompanying Statement of Investments or Consolidated Statement of Investments.

The Funds recognize transfers between levels as of the end of the period. For the Fiscal Year or Period Ended October 31, 2016, the Funds did not have any transfers between Level 1 and Level 2 securities, except the ALPS | Kotak India Growth Fund. The ALPS | Kotak India Growth Fund utilizes a fair value evaluation service with respect to international securities with an earlier market closing than the Fund’s net asset value computation cutoff. When events trigger the use of the fair value evaluation service on a reporting period date, it results in certain securities transferring from a Level 1 to a Level 2 classification. The transfer amounts disclosed in the table below represents the value of the securities as of October 31, 2016 transferred in/(out) of Level 1 and Level 2 during the reporting period that were also held at October 31, 2015.

The ALPS | Kotak India Growth Fund had the following transfers between Levels 1 and 2 at October 31, 2016:

	Level 1 - Quoted and Unadjusted Prices		Level 2 - Other Significant Observable Inputs
	Transfers In	Transfers (Out)	Transfers In	Transfers (Out)
Common Stock	$318,920	$(343,771)	$343,771	$(318,920)
Total	$318,920	$(343,771)	$343,771	$(318,920)

Due to the short term nature of the payable due to custodian ‐ overdraft, face value approximates fair value at October 31, 2016. This fair value is based on Level 2 inputs under the three‐tier fair valuation hierarchy described above.

168 | October 31, 2016

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 October 31, 2016

Offering Costs: The ALPS | Metis Global Micro Cap Fund incurred offering costs during the Fiscal Period Ended October 31, 2016. These offering costs, including fees for printing initial prospectuses, legal, and registration fees, are being amortized over the first twelve months from the inception date of the Fund. Amounts amortized through October 31, 2016 are shown on the Fund’s Statement of Operations.

Fund and Class Expenses: Some expenses of the Trust can be directly attributed to a Fund or a specific share class of a Fund. Expenses which cannot be directly attributed are apportioned among all Funds in the Trust based on average net assets of each share class within a Fund.

Federal Income Taxes: The Funds, except for ALPS | Alerian MLP Infrastructure Index Fund, comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) applicable to regulated investment companies and intend to distribute substantially all of their net taxable income and net capital gains, if any, each year. Those Funds are not subject to income taxes to the extent such distributions are made.

The ALPS | Alerian MLP Infrastructure Index Fund is taxed as a regular corporation (or so‐called subchapter “C” corporation) for federal income tax purposes, and will be subject to tax on its taxable income at rates applicable to corporations. Currently, the maximum marginal regular federal income tax rate for a corporation is 35 percent, but the Fund expects to pay federal income tax at a rate of 34 percent. The ALPS | Alerian MLP Infrastructure Index Fund may be subject to a 20 percent federal alternative minimum tax on its federal alternative taxable income to the extent that its alternative minimum tax exceeds its regular federal income tax. This differs from most investment companies, which elect to be treated as “regulated investment companies” under the Code in order to avoid paying entity level income taxes. Under current law, the ALPS | Alerian MLP Infrastructure Index Fund is not eligible to elect treatment as a regulated investment company due to its investments, primarily in Master Limited Partnerships (“MLPs”) invested in energy assets. As a result, the ALPS | Alerian MLP Infrastructure Index Fund will be obligated to pay applicable federal and state corporate income taxes on its taxable income as opposed to most other investment companies which are not so obligated. As discussed below, the ALPS | Alerian MLP Infrastructure Index Fund expects that a portion of the distributions it receives from MLPs may be treated as a tax-deferred return of capital, thus reducing the Fund’s current tax liability. However, the amount of taxes currently paid by the ALPS | Alerian MLP Infrastructure Index Fund will vary depending on the amount of income and gains derived from investments and/or sales of MLP interests and such taxes will reduce the return from an investment in the Fund. See further disclosure regarding MLPs below.

As of and during the Fiscal Year or Period Ended October 31, 2016, the Funds, except the ALPS | Alerian MLP Infrastructure Index Fund, did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return, but may extend to four years in certain jurisdictions. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: Each Fund, except the ALPS | Alerian MLP Infrastructure Index Fund, RiverFront Conservative Income Builder Fund, RiverFront Dynamic Equity Income Fund, and RiverFront Moderate Growth & Income Fund normally pays dividends and distributes capital gains, if any, on an annual basis. The ALPS | Alerian MLP Infrastructure Index Fund, RiverFront Conservative Income Builder Fund, RiverFront Dynamic Equity Income Fund, and RiverFront Moderate Growth & Income Fund normally pay dividends, if any, on a quarterly basis and distribute capital gains annually. Income dividend distributions are derived from interest and other income a Fund receives from its investments, including distributions of short-term capital gains. Capital gain distributions are derived from gains realized when a Fund sells a security it has owned for more than a year or from long-term capital gain distributions from underlying investments. Each Fund may make additional distributions and dividends at other times if its portfolio manager or managers believe doing so may be necessary for the Fund to avoid or reduce taxes.

Distributions received from the ALPS | Alerian MLP Infrastructure Index Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded. Return of capital distributions are not taxable income to the shareholder, but reduce the investor’s tax basis in the investor’s Fund shares. Such a reduction in tax basis will result in larger taxable gains and/or lower tax losses on a subsequent sale of Fund shares. Shareholders who periodically receive the payment of dividends or other distributions consisting of a return of capital may be under the impression that they are receiving net profits from the Fund when, in fact, they are not. Shareholders should not assume that the source of the distributions is from the net profits of the Fund.

Commodity-Linked Notes: The ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund may invest in commodity-linked notes which are derivative instruments that have characteristics of a debt security and of a commodity-linked derivative. A commodity-linked note typically provides for interest payments and a principal payment at maturity linked to the price movement of the underlying commodity, commodity index or commodity futures or option contract. Commodity-linked notes may be principal protected, partially protected, or offer no principal protection. The value of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes are often leveraged, increasing the volatility of each note’s value relative to the change in the underlying linked index. Commodity index-linked investments may be more volatile and less liquid than the underlying index and their value may be affected by the performance of the commodities as well as other factors, including liquidity, quality, maturity and other economic variables. Commodity-linked notes are typically issued by a bank or other financial institution and are sometimes referred to as structured notes because the terms of the notes may be structured by the issuer and the purchaser of the notes to accommodate the specific investment requirements of the purchaser.

169 | October 31, 2016

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October 31, 2016

Exchange Traded Funds (ETFs): Each Fund may invest in shares of ETFs and other similar instruments if the investment manager chooses to adjust a Fund’s exposure to the general market or industry sectors and to manage a Fund’s risk exposure. ETFs differ from traditional index funds in that their shares are listed on a securities exchange and can be traded intraday. ETF shares are shares of exchange traded investment companies that are registered under the 1940 Act and hold a portfolio of common stocks designed to track the performance of a particular index. Limitations of the 1940 Act may prohibit a Fund from acquiring more than 3% of the outstanding shares of certain ETFs. Instruments that are similar to ETFs represent beneficial ownership interests in specific “baskets” of stocks of companies within a particular industry sector or group. These securities may also be exchange traded, but unlike ETFs, the issuers of these securities are not registered as investment companies.

The portfolio manager may decide to purchase or sell short ETF shares or options on ETF shares for the same reasons it would purchase or sell (and as an alternative to purchasing or selling) futures contracts – to obtain exposure to the stock market or a particular segment of the stock market, or to hedge a Fund’s portfolio against such exposures. Depending on the market, the holding period and other factors, the use of ETF shares and options thereon can be less costly than the use of index options or stock index futures. In addition, ETF shares and options thereon can typically be purchased in smaller amounts than are available for futures contracts and can offer exposure to market sectors and styles for which there is no suitable or liquid futures contract.

Investment Transactions and Investment Income: Investment transactions are accounted for on the date the investments are purchased or sold (trade date basis). Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income, which includes accretion of discounts and amortization of premiums, is accrued and recorded as earned. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available to each Fund.

Foreign Securities: Each Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments.

Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Foreign Currency Spot Contracts: The Funds may enter into foreign currency spot contracts to facilitate transactions in foreign securities or to convert foreign currency receipts into U.S. dollars. A foreign currency spot contract is an agreement between two parties to buy and sell currencies at the current market rate, for settlement generally within two business days. The U.S. dollar value of the contracts is determined using current currency exchange rates supplied by a pricing service. The contract is marked-to-market daily for settlements beyond one day and any change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value on the open and close date. Losses may arise from changes in the value of the foreign currency, or if the counterparties do not perform under the contract’s terms. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Real Estate Investment Trusts (“REITs”): The Funds may invest a portion of their assets in REITs and are subject to certain risks associated with direct investment in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act. Distributions that the Fund receives from REITs can be classified as ordinary income, capital gain income or return of capital by the REITs that make these distributions to the Fund. However, it is not possible for the Fund to characterize distributions received from REITs during interim periods because the REIT issuers do not report their tax characterizations until subsequent to year end. During interim periods, the REIT distributions are accounted for as ordinary income until the re characterizations are made subsequent to year end.

170 | October 31, 2016

Notes to Financial Statements

October 31, 2016

Treasury Inflation Protected-Securities: The Funds may invest in treasury inflation protected securities (“TIPS”), including structured bonds in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost. Such adjustments may have a significant impact on a Fund’s distributions and may result in a return of capital to shareholders. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

Loan Participations and Assignments: Certain Funds may invest in loan participations and assignments. The Fund considers loan participations and assignments to be investments in debt securities. Loan participations typically will result in the Fund having a contractual relationship only with the lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Under a loan participation, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. When the Fund purchases assignments of loans from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

Master Limited Partnerships: MLPs are publicly traded partnerships engaged in the transportation, storage and processing of minerals and natural resources. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. To qualify as a MLP and to not be taxed as a corporation, a partnership must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code. These qualifying sources include natural resource based activities such as the processing, transportation and storage of mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. The general partner of an MLP is typically owned by a major energy company, an investment fund, the direct management of the MLP, or is an entity owned by one or more of such parties. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management. MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD is paid to both common and subordinated units and is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions.

3. DERIVATIVE INSTRUMENTS

As a part of their investment strategy, the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund and ALPS | Kotak India Growth Fund are permitted to enter in various types of derivatives contracts. The other funds including ALPS | Alerian MLP Infrastructure Index Fund, ALPS | Metis Global Micro Cap Fund, ALPS | Red Rocks Listed Private Equity Fund, ALPS| Sterling ETF Tactical Rotation Fund, ALPS | WMC Research Value Fund, Clough China Fund, RiverFront Conservative Income Builder Fund, RiverFront Dynamic Equity Income Fund, RiverFront Global Allocation Fund, RiverFront Global Growth Fund and RiverFront Moderate Growth & Income Fund may invest in derivatives contracts. In doing so, the Funds employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent in derivatives that make them more attractive for this purpose than equity or debt securities; they require little or no initial cash investment, they focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Cash collateral is being pledged to cover derivative obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Statements of Investments.

171 | October 31, 2016

Notes to Financial Statements

October 31, 2016

Risk of Investing in Derivatives: The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell or close out the derivative in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. In addition, use of derivatives may increase or decrease exposure to the following risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Commodity Risk: Exposure to the commodities markets may subject the Funds to greater volatility than investments in traditional securities. Prices of various commodities may also be affected by factors, such as drought, floods, weather, livestock disease, embargoes, tariffs and other regulatory developments, which are unpredictable. The prices of commodities can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions.

Foreign Currency Risk: Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency.

Interest Rate Risk: Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of fixed income securities held by the Funds are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates, and are usually more volatile than securities.

Swap Contracts: Each Fund may enter into swap transactions for hedging purposes or to seek to increase total return. At the present time, the CoreCommodity Fund primarily enters into swap transactions for the purpose of increasing total return. Swap agreements may be executed in a multilateral or other trade facility program, such as a registered exchange (“centrally cleared swaps”) or may be privately negotiated in the over-the counter market. The duration of a swap agreement typically ranges from a few weeks to more than one year. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Funds and/or the termination value at the end of the contract. Therefore, the Funds consider the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Although centrally cleared swaps typically present less counterparty risk than non-centrally cleared swaps, a Fund that has entered into centrally cleared swaps is subject to the risk of the failure of the CCP.

Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk that are not directly reflected in the amounts recognized in the Statements of Assets and Liabilities.

The Funds may pay or receive cash as collateral on these contracts which may be recorded as an asset and/or liability. The Funds must set aside liquid assets, or engage in other appropriate measures, to cover its obligations under these contracts. Swaps are marked to market daily using either pricing vendor quotations, counterparty prices or model prices and the change in value, if any, is recorded as an unrealized gain or loss. Upfront payments made and/or received by the Funds are recorded as an asset and/or liability and realized gains or losses are recognized ratably over the contract’s term/event, with the exception of forward starting interest rate swaps, whose realized gains or losses are recognized ratably from the effective start date. Periodic payments received or made on swap contracts are recorded as realized gains or losses. Gains or losses are realized upon termination of a swap contract and are recorded on the Statement of Operations.

172 | October 31, 2016

Notes to Financial Statements

October 31, 2016

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Credit default swaps are a type of swap agreement in which the protection “buyer” is generally obligated to pay the protection “seller” an upfront and/ or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. Credit default swaps (“CDS”) are typically two-party financial contracts that transfer credit exposure between the two parties. Under a typical CDS, one party (the “seller”) receives pre-determined periodic payments from the other party (the “buyer”). The seller agrees to make compensating specific payments to the buyer if a negative credit event occurs, such as the bankruptcy or default by the issuer of the underlying debt instrument. Swap agreements held at October 31, 2016 are disclosed after the Statement of Investments.

The average notional amount of the swap positions held in the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund for the fiscal year ended October 31, 2016 was $600,959.

Futures: Each Fund may invest in futures contracts in accordance with their investment objectives. Each Fund does so for a variety of reasons including for cash management, hedging or non-hedging purposes in an attempt to achieve the Fund’s investment objective. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Futures transactions may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures contract or a futures option position. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, a Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange traded futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. These amounts are included in Deposit with broker for futures contracts on the Statement of Assets and Liabilities. Each day a Fund may pay or receive cash, called “variation margin,” equal to the daily change in value of the futures contract. Such payments or receipts are recorded for financial statement purposes as unrealized gains or losses by a Fund. Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The average value of futures contracts held in the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund and the ALPS | WMC Research Value Fund for the Fiscal Year Ended October 31, 2016 were $36,607 and $12,139 respectively.

Option Contracts: Each Fund may enter into options transactions for hedging purposes and for non-hedging purposes such as seeking to enhance return. Each Fund may write covered put and call options on any stocks or stock indices, currencies traded on domestic and foreign securities exchanges, or futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges. A call option on an asset written by a Fund obligates the Fund to sell the specified asset to the holder (purchaser) at a stated price (the exercise price) if the option is exercised before a specified date (the expiration date). A put option on an asset written by a Fund obligates the Fund to buy the specified asset from the purchaser at the exercise price if the option is exercised before the expiration date. Premiums received when writing options are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options, which are either exercised or closed, are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses which are recorded on the Statement of Operations.

The average value of written options held in the ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund for the fiscal year ended October 31, 2016 was $98,248.

173 | October 31, 2016

Notes to Financial Statements

October 31, 2016

The Funds had the following transactions in written covered call/put options during the Fiscal Year Ended October 31, 2016:

	Number of Contracts	Premiums Received
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
Options Outstanding, at November 1, 2015	(975)	$1,142,049
Options written	(404)	692,569
Options covered	425	(967,028)
Options expired	954	(867,590)
Options Outstanding, at October 31, 2016	-	$-

Derivatives Instruments: The following tables disclose the amounts related to each Fund’s use of derivative instruments.

The effect of derivatives instruments on the Statement of Assets and Liabilities as of October 31, 2016:

Risk Exposure	Asset Location	Fair Value	Liability Location	Fair Value
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund(a)
Commodity Contracts (Futures Contracts)	Unrealized appreciation on futures contracts(b)	1,831,634	Unrealized depreciation on futures contracts (b)	(3,162,092)
Commodity Contracts (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	611,565	Unrealized depreciation on total return swap contracts	(796,828)
Total		$2,443,199		$(3,958,920)
ALPS | WMC Research Value Fund
Equity Contracts (Futures Contracts)	N/A	N/A	Unrealized depreciation on futures contracts (c)	(13,220)
Total		N/A		$(13,220)

(a)	The ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund consolidates the statements of assets and liabilities.
(b)
Represents cumulative appreciation (depreciation) of futures contracts as reported in the Consolidated Statement of Investments. Only the current day's net variation margin is reported within the Consolidated Statement of Assets and Liabilities.

(c)
Represents cumulative appreciation (depreciation) of futures contracts as reported in the Statement of Investments. Only the current day's net variation margin is reported within the Statement of Assets and Liabilities.

174 | October 31, 2016

Notes to Financial Statements

October 31, 2016

The effect of derivatives instruments on the Statement of Operations for the Fiscal Year Ended October 31, 2016:
Risk Exposure	Statement of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Income
ALPS | CoreCommodity Management	CompleteCommodities® Strategy Fund(a)
Equity Contracts (Purchased Options)	Net realized loss on investments/Net change in unrealized appreciation on investments	$(502,075)	$1,366,215
Equity Contracts (Written Options)	Net realized gain on written options/Net change in unrealized appreciation on written options	273,274	1,326,203
Equity and Commodity Contracts (Futures Contracts)	Net realized gain on futures contracts/Net change in unrealized depreciation on futures contracts	1,040,426	(1,099,629)
Commodity Contracts (Total Return Swap Contracts)	Net realized gain on total return swap contracts/Net change in unrealized depreciation on total return swap contracts	3,427,372	(3,572,059)
Total		$4,238,997	$(1,979,270)
ALPS | WMC Research Value Fund
Equity Contracts (Futures Contracts)	Net realized gain on futures contracts/Net change in unrealized depreciation on futures contracts	130,312	(68,676)
Total		$130,312	$(68,676)

(a)	The ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund consolidates the statements of operations.

Certain derivative contracts are executed under either standardized netting agreements or, for exchange‐traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set-off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary to perform under the contract.

175 | October 31, 2016

Notes to Financial Statements

October 31, 2016

The following table presents financial instruments that are subject to enforceable netting arrangements or other similar agreements as of October 31, 2016:

Offsetting of Derivatives Asset

October 31, 2016
				Gross Amounts Not Offset in the Statement of Financial Position
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments (a)	Cash Collateral Received(a)	Net Amount
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
Total Return Swap Contracts	$611,565	$–	$611,565	$(611,565)	$–	$–
Total	$611,565	$–	$611,565	$(611,565)	$–	$–

Offsetting of Derivatives Liability

October 31, 2016

				Gross Amounts Not Offset in the Statement of Financial Position
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments (a)	Cash Collateral Pledged(a)	Net Amount
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
Total Return Swap Contracts	$796,828	$–	$796,828	$(796,828)	$–	$–
Total	$796,828	$–	$796,828	$(796,828)	$–	$–

(a)	These amounts are limited to the derivative asset/liability balance and, accordingly, do not include excess collateral received/pledged.

4.  TAX BASIS INFORMATION

Tax Basis of Distributions to Shareholders: The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain were recorded by a Fund. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are finalized at fiscal year-end.

176 | October 31, 2016

Notes to Financial Statements

October 31, 2016

The tax character of distributions paid by the Funds for the Fiscal Year or Period Ended October 31, 2016 were as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital
ALPS | Alerian MLP Infrastructure Index Fund	$129,381	$–	$3,011,546
ALPS | Kotak India Growth Fund	431,005	1,657,288	–
ALPS | Red Rocks Listed Private Equity Fund	17,431,894	20,197,928	–
ALPS | Sterling ETF Tactical Rotation Fund	337,379	–	–
ALPS| WMC Research Value Fund	703,783	27,067,576	–
Clough China Fund	1,041,910	–	–
RiverFront Conservative Income Builder Fund	145,507	30,599	–
RiverFront Dynamic Equity Income Fund	1,315,134	1,636,020	–
RiverFront Global Allocation Fund	493,350	165,999	–
RiverFront Global Growth Fund	1,138,129	742,246	–
RiverFront Moderate Growth & Income Fund	2,445,173	2,965,868	–

The tax character of distributions paid by the Funds for the Fiscal Year Ended October 31, 2015 were as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Return of Capital
ALPS | Alerian MLP Infrastructure Index Fund	$8,391	$–	$2,346,444
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	1,912,471	–	–
ALPS | Kotak India Growth Fund	422,790	245,199	–
ALPS | Red Rocks Listed Private Equity Fund	15,572,410	1,431,943	–
ALPS | Sterling ETF Tactical Rotation Fund	126,929	–	–
ALPS | WMC Research Value Fund	2,088,939	8,298,461	–
Clough China Fund	1,749,005	1,612,835	–
RiverFront Conservative Income Builder Fund	222,922	95,413	–
RiverFront Dynamic Equity Income Fund	1,884,705	1,736,888	–
RiverFront Global Allocation Fund	981,226	2,042,515	–
RiverFront Global Growth Fund	2,340,114	5,687,960	–
RiverFront Moderate Growth & Income Fund	4,696,222	4,753,671	–

Components of Distributable Earnings on a Tax Basis: At October 31, 2016, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to differences in the treatment of commodity related commodity related controlled foreign corporations, the differing tax treatment of foreign currency, investments in partnerships, Passive Foreign Investment Companies (“PFICs”) and certain other investments.

177 | October 31, 2016

Notes to Financial Statements

October 31, 2016

For the fiscal year or period ended October 31, 2016, the following reclassifications, which had no impact on results of operations or net assets, were recorded to reflect tax character:

Fund	Paid-in Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss) on Investments
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	$1,698,946	$2,375,999	$(4,074,945)
ALPS | Kotak India Growth Fund	–	39,313	(39,313)
ALPS | Metis Global Micro Cap Fund(a)	(52,876)	56,570	(3,694)
ALPS | Red Rocks Listed Private Equity Fund	(1,284)	14,920,689	(14,919,405)
ALPS | Sterling ETF Tactical Rotation Fund	(66)	65	1
ALPS | WMC Research Value Fund	–	(504,793)	504,793
Clough China Fund	–	(35,616)	35,616
RiverFront Conservative Income Builder Fund	(280)	738	(458)
RiverFront Dynamic Equity Income Fund	–	6,803	(6,803)
RiverFront Global Allocation Fund	–	2,301	(2,301)
RiverFront Global Growth Fund	–	5,235	(5,235)
RiverFront Moderate Growth & Income Fund	–	10,736	(10,736)

(a)	The Fund commenced operations on December 24, 2015.

Included in the amounts reclassified was a net operating loss offset to Paid-in Capital as follows:

Fund	Amount
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	$326,665

As of October 31, 2016, the components of distributable earnings on a tax basis were as follows:

	Undistributed net investment income	Accumulated net realized gain/(loss) on investments	Other cumulative effect of timing differences	Net unrealized appreciation/(depreciation) on investments	Total

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	$–	$(48,486,187)	$(166,651)	$(4,319,770)	$(52,972,608)
ALPS | Kotak India Growth Fund	–	203,395	(38,982)	1,920,312	2,084,725
ALPS | Metis Global Micro Cap Fund	999,254	–	–	978,678	1,977,932
ALPS | Red Rocks Listed Private Equity Fund	3,200,663	(7,048,709)	(630,415)	13,772,590	9,294,129
ALPS | Sterling ETF Tactical Rotation Fund	8,686	(3,710,537)	(20,808)	(3,606)	(3,726,265)
ALPS | WMC Research Value Fund	–	2,742,720	13,220	3,742,253	6,498,193
Clough China Fund	103,102	(7,898,280)	–	11,101,764	3,306,586
RiverFront Conservative Income Builder Fund	18,735	(265,772)	–	455,906	208,869
RiverFront Dynamic Equity Income Fund	63,827	(1,876,290)	–	4,001,880	2,189,417
RiverFront Global Allocation Fund	320,711	(1,501,091)	–	1,835,066	654,686
RiverFront Global Growth Fund	514,126	(1,203,561)	–	3,334,012	2,644,577
RiverFront Moderate Growth & Income Fund	192,803	(2,468,510)	–	5,495,416	3,219,709

Capital Losses: As of October 31, 2016 the following Funds had capital loss carryforwards which may reduce the Funds’ taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code and thus may reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax.

178 | October 31, 2016

Notes to Financial Statements

October 31, 2016

Post-Enactment Capital Losses*:
Capital losses deferred to next tax year were as follows:

Fund	Short-Term	Long-Term
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	$22,728,373	$25,757,814
ALPS | Red Rocks Listed Private Equity Fund	7,048,709	–
ALPS | Sterling ETF Tactical Rotation Fund	3,710,537	–
Clough China Fund	7,898,280	–
RiverFront Conservative Income Builder Fund	221,222	44,550
RiverFront Dynamic Equity Income Fund	1,876,290	–
RiverFront Global Allocation Fund	1,390,929	110,162
RiverFront Global Growth Fund	1,203,561	–
RiverFront Moderate Growth & Income Fund	2,468,510	–

*
Post-Enactment Capital Losses arise in fiscal years beginning after December 22, 2010, and exclude any election for late year capital loss (during the period November 1st to December 31st) deferred for the current fiscal year. As a result of the enactment of the Regulated Investment Company Act of 2010, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term losses rather than being considered all short-term as under previous law.

The following funds elected to defer to the period ending October 31, 2017, late year ordinary losses:

Fund	Amount
ALPS | Kotak India Growth Fund	$38,982
ALPS | Sterling ETF Tactical Rotation Fund	20,808

Unrealized Appreciation and Depreciation on Investments: As of October 31, 2016, the costs of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments were as follows:

Fund	Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Appreciation of Foreign Currency and Derivatives	Net Unrealized Appreciation/(Depreciation)	Cost of Investments for Income Tax Purposes
ALPS | Alerian MLP Infrastructure Index Fund	$329,837	$(3,881,642)	–	$(3,551,805)	$44,459,523
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	15,801,246	(18,596,208)	$(1,524,808)	(4,319,770)	500,771,394
ALPS | Kotak India Growth Fund	2,880,101	(959,789)	–	1,920,312	14,891,327
ALPS | Metis Global Micro Cap Fund	1,860,110	(877,582)	(3,850)	978,678	15,219,073
ALPS | Red Rocks Listed Private Equity Fund	27,364,364	(13,515,556)	(76,218)	13,772,590	315,114,979
ALPS | Sterling ETF Tactical Rotation Fund	–	(3,606)	–	(3,606)	12,131,836
ALPS | WMC Research Value Fund	9,031,449	(5,275,976)	(13,220)	3,742,253	89,149,715
Clough China Fund	11,504,087	(416,731)	14,408	11,101,764	43,686,751
RiverFront Conservative Income Builder Fund	523,088	(67,182)	–	455,906	14,403,167
RiverFront Dynamic Equity Income Fund	4,551,549	(549,669)	–	4,001,880	77,347,509
RiverFront Global Allocation Fund	2,186,393	(351,327)	–	1,835,066	33,637,972
RiverFront Global Growth Fund	3,992,117	(658,105)	–	3,334,012	55,146,138
RiverFront Moderate Growth & Income Fund	6,228,788	(733,372)	–	5,495,416	124,123,304

179 | October 31, 2016

Notes to Financial Statements

October 31, 2016
Deferred Tax Asset/Liability for ALPS | Alerian MLP Infrastructure Index Fund
Since the ALPS | Alerian MLP Infrastructure Index Fund (the “Fund” for purposes of this section) will be subject to taxation on its taxable income, the NAV of Fund shares will also be reduced by the accrual of any deferred tax liabilities. The Index however is calculated without any adjustments for taxes. As a result, the Fund’s after tax performance could differ significantly from the Index even if the pretax performance of the Fund and the performance of the Index are closely correlated.

Cash distributions from MLPs to the ALPS | Alerian MLP Infrastructure Index Fund that exceed such Fund’s allocable share of such MLP’s net taxable income are considered a tax‐deferred return of capital that will reduce the Fund’s adjusted tax basis in the equity securities of the MLP. These reductions in such Fund’s adjusted tax basis in the MLP equity securities will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the securities. The Fund will accrue deferred income taxes for any future tax liability associated with (i) that portion of MLP distributions considered to be a tax‐deferred return of capital as well as (ii) capital appreciation of its investments. Upon the sale of an MLP security, the Fund may be liable for previously deferred taxes. The Fund will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining the NAV. From time to time, ALPS Advisors, Inc. will modify the estimates or assumptions related to the Fund’s deferred tax liability as new information becomes available. The Fund will generally compute deferred income taxes based on the marginal regular federal income tax rate applicable to corporations and an assumed rate attributable to state taxes.

The Fund’s income tax expense/(benefit) consists of the following:

October 31, 2016	Current	Deferred	Total
Federal	$–	$102,043	$102,043
State	–	6,003	6,003
Valuation Allowance	–	(108,046)	(108,046)
Total tax expense	$–	$–	$–

October 31, 2015	Current	Deferred	Total
Federal	$(5,654)	$(3,631,518)	$(3,637,172)
State	510	(213,335)	(212,825)
Valuation Allowance	–	2,724,888	2,724,888
Total tax expense	$(5,144)	$(1,119,965)	$(1,125,109)

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amounts of assets and liabilities for financial reporting and tax purposes.

Components of the Fund’s deferred tax assets and liabilities are as follows:

As of October 31, 2016
Non‐current Deferred tax assets:
Net unrealized loss on investment securities	$1,278,651
Net Operating Loss Carryforward	651,767
Capital Loss Carryforward	684,232
Other	2,192
Less Valuation Allowance	(2,616,842)
Net Deferred tax asset	$–

As of October 31, 2015
Non‐current Deferred tax assets:
Net unrealized loss on investment securities	$2,288,555
Net Operating Loss Carryforward	435,186
Other	1,147
Less Valuation Allowance	(2,724,888)
Net Deferred tax asset	$–

180 | October 31, 2016

Notes to Financial Statements

October 31, 2016

The net operating loss carryforward is available to offset future capital income. The net operating loss can be carried forward for 20 years and, accordingly, would begin to expire as of October 31, 2035. The Fund has net operating loss carryforwards for federal income tax purposes as follows:

Year-Ended	Amount	Expiration
10/31/2015	$321,960	10/31/2035
10/31/2016	$1,488,504	10/31/2036

The capital loss carryforward is available to offset future capital gains. The capital loss can be carried forward for 5 years and, accordingly, would begin to expire as of October 31, 2021. The Fund has capital loss carryforwards for federal income tax purposes as follows:

Year-Ended	Amount	Expiration
10/31/2016	$1,900,644	10/31/2021

The Fund reviews the recoverability of its deferred tax assets based upon the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight was given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized. Any capital losses that may be generated by the Fund are eligible to be carried back up to three years and can be carried forward for five years to offset capital gains recognized by the fund in those years. Net operating losses that may be generated by the Fund are eligible to be carried back up to two years and can be carried forward for 20 years to offset income generated by the Fund in those years. Currently, the Fund intends to waive its carry back period for any net operating loss generated for the year ended October 31, 2016.

To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance, which would offset the value of some or all of the deferred tax asset balance, is required. A valuation allowance is required if based on the evaluation criterion provided by Accounting Standards Codification (“ASC”) 740, Income Taxes (ASC 740) it is more likely than not that some portion, or all, of the deferred tax asset will not be realized. The factors considered in assessing the Fund’s valuation allowance include: the nature, frequency and severity of current and cumulative losses, the duration of the statutory carryforward periods and the associated risks that operating and capital loss carryforwards may expire unutilized. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding the deferred tax liability or asset.

As of the balance sheet date, Fund Management has assessed that it is not more likely than not that the deferred tax assets will be realized through future taxable income of the appropriate character. Accordingly, a valuation allowance has been established for the Fund’s deferred tax assets. The Fund will continue to assess the need for a valuation allowance in the future. Significant increases in the fair value of its portfolio of investments or other factors may change the Fund’s assessment of the recoverability of these assets and may result in the removal of the valuation allowance against all or a portion of the Fund’s gross deferred tax assets.

181 | October 31, 2016

Notes to Financial Statements

October 31, 2016

Total income tax benefit (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 34% to net investment and realized and unrealized gain/(losses) on investment before taxes as follows:

For the Six Months Ended October 31, 2016
Income tax expense at statutory rate	$107,230
State income taxes (net of federal benefit)	6,308
Permanent differences, net	(5,596)
Change in estimated state referral rate	–
Other	104
Valuation Allowance	(108,046)
Net income tax expense/(benefit)	$–

For the Year Ended October 31, 2015
Income tax expense at statutory rate	$(3,631,596)
State income taxes (net of federal benefit)	(213,624)
Permanent differences, net	(4,388)
Change in estimated state referral rate	285
Other	(674)
Valuation Allowance	2,724,888
Net income tax expense/(benefit)	$(1,125,109)

The following is a tabular reconciliation of the total amounts of unrecognized tax benefits:

October 31, 2016
Unrecognized tax benefit ‐ Beginning	$–
Gross increases ‐ tax positions in prior period	–
Gross decreases ‐ tax positions in prior period	–
Gross increases ‐ tax positions in current period	–
Settlement	–
Lapse of statute of limitations	–
Net income tax expense	$–

October 31, 2015
Unrecognized tax benefit ‐ Beginning	$–
Gross increases ‐ tax positions in prior period	–
Gross decreases ‐ tax positions in prior period	–
Gross increases ‐ tax positions in current period	–
Settlement	–
Lapse of statute of limitations	–
Net income tax expense	$–

The Fund recognizes interest accrued related to unrecognized tax benefits and penalties as income tax expense. The Fund had no accrued penalties or interest for the Fiscal Year Ended October 31, 2016.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the fund. No U.S. federal or state income tax returns are currently under examination. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

182 | October 31, 2016

Notes to Financial Statements

October 31, 2016

5. SECURITIES TRANSACTIONS

Purchases and sales of securities, excluding short‐term securities and U.S. Government Obligations during the Fiscal Year or Period Ended October 31, 2016 were as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
ALPS | Alerian MLP Infrastructure Index Fund	$38,132,352	$22,001,509
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund(a)	89,538,859	98,880,928
ALPS | Kotak India Growth Fund(b)	3,397,288	4,926,970
ALPS | Metis Global Micro Cap Fund(c)	20,822,527	7,828,833
ALPS | Red Rocks Listed Private Equity Fund	119,140,734	278,306,288
ALPS | Sterling ETF Tactical Rotation Fund	95,313,774	115,972,540
ALPS | WMC Research Value Fund	71,437,619	76,839,708
Clough China Fund	70,026,933	83,662,088
RiverFront Conservative Income Builder Fund	20,535,209	17,644,650
RiverFront Dynamic Equity Income Fund	102,744,822	100,261,385
RiverFront Global Allocation Fund	48,079,578	55,528,650
RiverFront Global Growth Fund	75,223,188	94,000,997
RiverFront Moderate Growth & Income Fund	174,897,886	188,239,549

Purchases and sales of U.S. Government Obligations during the Fiscal Year Ended October 31, 2016 were as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund(a)	$154,961,369	$86,040,227

(a)
Purchases and sales for ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund are consolidated and include the balances of CoreCommodity Management Cayman Commodity Fund, Ltd. (wholly owned subsidiary).

(b)	Purchases and sales for ALPS | Kotak India Growth Fund are consolidated and include the balances of Kotak Mauritius Portfolio (wholly owned subsidiary).
(c)	The Fund commenced operations on December 24, 2015.

6. BENEFICIAL INTEREST TRANSACTIONS

Shares redeemed within 90 days of purchase for ALPS | Red Rocks Listed Private Equity Fund, 60 days of purchase for ALPS | Metis Global Micro Cap Fund and 30 days of purchase for ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund, ALPS | Kotak India Growth Fund, and Clough China Fund, may incur a 2% short‐term redemption fee deducted from the redemption amount. In addition, shares redeemed within 30 days of purchase for the ALPS | Sterling ETF Tactical Rotation Fund may incur a 1% short‐term redemption fee. The ALPS | Alerian MLP Infrastructure Index Fund, ALPS | WMC Research Value Fund, RiverFront Conservative Income Builder Fund, RiverFront Dynamic Equity Income Fund, RiverFront Global Allocation Fund, RiverFront Global Growth Fund, and RiverFront Moderate Growth & Income Fund shares do not incur redemption fees.

183 | October 31, 2016

Notes to Financial Statements

October 31, 2016

For the Fiscal Year or Period Ended October 31, 2016, the amounts listed below were retained by the Funds. These amounts are reflected in “Shares redeemed” in the Statements of Changes in Net Assets.

	Redemption Fee Retained
Fund	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
ALPS | Alerian MLP Infrastructure Index Fund ‐ Class A	$2,343	$–
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund ‐ Class A	952	8,433
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund ‐ Class C	–	106
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund ‐ Class I	37,944	77,754
ALPS | Kotak India Growth Fund ‐ Class A	10	684
ALPS | Kotak India Growth Fund ‐ Class C	102	–
ALPS | Kotak India Growth Fund ‐ Class I	7	10,529
ALPS | Metis Global Micro Cap Fund ‐ Class A(a)	198	–
ALPS | Red Rocks Listed Private Equity Fund ‐ Class A	16,347	28,724
ALPS | Red Rocks Listed Private Equity Fund ‐ Class C	272	5,076
ALPS | Red Rocks Listed Private Equity Fund ‐ Class I	58,375	54,952
ALPS | Red Rocks Listed Private Equity Fund ‐ Class R	–	60
ALPS | Sterling ETF Tactical Rotation Fund ‐ Class A	23	401
ALPS | Sterling ETF Tactical Rotation Fund ‐ Class I	172	348
Clough China Fund ‐ Class A	650	2,852
Clough China Fund ‐ Class C	101	56
Clough China Fund ‐ Class I	2,551	138,993

(a)	The Fund commenced operations on December 24, 2015.

Transactions in shares of capital stock were as follows:

	ALPS | Alerian MLP Infrastructure Index Fund
	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Class A
Shares sold	1,353,490	1,259,572
Dividends reinvested	119,284	123,898
Shares redeemed	(1,755,246)	(427,258)
Net increase/(decrease) in shares outstanding	(282,472)	956,212
Class C
Shares sold	678,733	818,801
Dividends reinvested	107,988	80,720
Shares redeemed	(553,699)	(402,241)
Net increase in shares outstanding	233,022	497,280
Class I
Shares sold	2,801,399	735,624
Dividends reinvested	221,667	48,740
Shares redeemed	(667,182)	(786,515)
Net increase/(decrease) in shares outstanding	2,355,884	(2,151)

184 | October 31, 2016

Notes to Financial Statements

October 31, 2016

	ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Class A
Shares sold	2,078,071	2,262,826
Dividends reinvested	–	–
Shares redeemed	(2,244,116)	(2,238,826)
Net increase/(decrease) in shares outstanding	(166,045)	24,000
Class C
Shares sold	301,619	518,739
Dividends reinvested	–	–
Shares redeemed	(469,230)	(659,903)
Net decrease in shares outstanding	(167,611)	(141,164)
Class I
Shares sold	38,694,156	38,810,785
Dividends reinvested	–	209,271
Shares redeemed	(25,932,814)	(29,430,269)
Net increase in shares outstanding	12,761,342	9,589,787

	ALPS | Kotak India Growth Fund
	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Class A
Shares sold	95,245	275,925
Dividends reinvested	65,989	17,640
Shares redeemed	(162,724)	(242,799)
Net increase/(decrease) in shares outstanding	(1,490)	50,766
Class C
Shares sold	5,570	81,887
Dividends reinvested	25,549	4,439
Shares redeemed	(29,391)	(41,866)
Net increase in shares outstanding	1,728	44,460
Class I
Shares sold	192,239	356,462
Dividends reinvested	102,843	26,939
Shares redeemed	(189,585)	(385,524)
Net increase/(decrease) in shares outstanding	105,497	(2,123)

185 | October 31, 2016

Notes to Financial Statements

October 31, 2016

ALPS | Metis Global Micro Cap Fund
For the Period December 24, 2015 (Commencement) to October 31, 2016
Class A
Shares sold	72,442
Dividends reinvested	–
Shares redeemed	(946)
Net increase in shares outstanding	71,496
Class C
Shares sold	22,381
Dividends reinvested	–
Shares redeemed	–
Net increase in shares outstanding	22,381
Class I
Shares sold	1,323,269
Dividends reinvested	–
Shares redeemed	(2,409)
Net increase in shares outstanding	1,320,860

	ALPS | Red Rocks Listed Private Equity Fund
	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Class A
Shares sold	5,175,428	10,981,499
Dividends reinvested	2,082,869	1,033,219
Shares redeemed	(15,426,234)	(14,218,098)
Net decrease in shares outstanding	(8,167,937)	(2,203,380)
Class C
Shares sold	372,093	870,902
Dividends reinvested	161,570	64,156
Shares redeemed	(1,037,361)	(655,615)
Net increase/(decrease) in shares outstanding	(503,698)	279,443
Class I
Shares sold	13,689,387	18,816,997
Dividends reinvested	2,315,329	659,785
Shares redeemed	(29,797,754)	(14,723,024)
Net increase/(decrease) in shares outstanding	(13,793,038)	4,753,758
Class R
Shares sold	233,544	439,998
Dividends reinvested	48,064	7,077
Shares redeemed	(275,974)	(80,417)
Net increase in shares outstanding	5,634	366,658

186 | October 31, 2016

Notes to Financial Statements

October 31, 2016

	ALPS | Sterling ETF Tactical Rotation Fund
	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Class A
Shares sold	172,061	1,594,176
Dividends reinvested	12,338	4,852
Shares redeemed	(1,067,645)	(633,557)
Net increase/(decrease) in shares outstanding	(883,246)	965,471
Class C
Shares sold	27,924	248,835
Dividends reinvested	2,271	336
Shares redeemed	(141,979)	(35,100)
Net increase/(decrease) in shares outstanding	(111,784)	214,071
Class I
Shares sold	270,021	1,466,642
Dividends reinvested	18,640	5,410
Shares redeemed	(1,593,551)	(323,715)
Net increase/(decrease) in shares outstanding	(1,304,890)	1,148,337

	ALPS | WMC Research Value Fund
	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Class A
Shares sold	36,897	155,776
Dividends reinvested	1,861,799	485,238
Shares redeemed	(749,507)	(590,531)
Net increase in shares outstanding	1,149,189	50,483
Class C
Shares sold	40,514	142,521
Dividends reinvested	20,844	1,762
Shares redeemed	(82,540)	(88,229)
Net increase/(decrease) in shares outstanding	(21,182)	56,054
Class I
Shares sold	674,466	278,507
Dividends reinvested	1,399,500	380,975
Shares redeemed	(593,532)	(605,101)
Net increase in shares outstanding	1,480,434	54,381

187 | October 31, 2016

Notes to Financial Statements

October 31, 2016

	Clough China Fund
	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Class A
Shares sold	77,224	388,837
Dividends reinvested	11,930	38,495
Shares redeemed	(380,746)	(563,454)
Net decrease in shares outstanding	(291,592)	(136,122)
Class C
Shares sold	34,861	170,382
Dividends reinvested	1,522	11,566
Shares redeemed	(122,615)	(194,090)
Net decrease in shares outstanding	(86,232)	(12,142)
Class I
Shares sold	312,441	1,506,104
Dividends reinvested	17,964	45,342
Shares redeemed	(469,529)	(1,521,537)
Net increase/(decrease) in shares outstanding	(139,124)	29,909

	RiverFront Conservative Income Builder Fund
	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Class A
Shares sold	40,524	68,088
Dividends reinvested	1,467	2,235
Shares redeemed	(42,823)	(71,287)
Net decrease in shares outstanding	(832)	(964)
Class C
Shares sold	457,023	487,979
Dividends reinvested	8,597	14,535
Shares redeemed	(189,391)	(136,754)
Net increase in shares outstanding	276,229	365,760
Class I
Shares sold	90,395	168,227
Dividends reinvested	3,804	7,413
Shares redeemed	(86,636)	(229,291)
Net increase/(decrease) in shares outstanding	7,563	(53,651)

188 | October 31, 2016

Notes to Financial Statements

October 31, 2016

	RiverFront Dynamic Equity Income Fund
	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Class A
Shares sold	561,317	486,948
Dividends reinvested	60,340	68,595
Shares redeemed	(552,664)	(308,287)
Net increase in shares outstanding	68,993	247,256
Class C
Shares sold	510,382	878,269
Dividends reinvested	88,886	114,440
Shares redeemed	(743,582)	(522,786)
Net increase/(decrease) in shares outstanding	(144,314)	469,923
Class I
Shares sold	998,443	639,114
Dividends reinvested	74,325	79,298
Shares redeemed	(544,834)	(517,459)
Net increase in shares outstanding	527,934	200,953

	RiverFront Global Allocation Fund
	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Class A
Shares sold	68,762	187,353
Dividends reinvested	9,681	54,813
Shares redeemed	(228,709)	(186,115)
Net increase/(decrease) in shares outstanding	(150,266)	56,051
Class C
Shares sold	173,583	445,383
Dividends reinvested	19,399	94,535
Shares redeemed	(355,357)	(253,151)
Net increase/(decrease) in shares outstanding	(162,375)	286,767
Class I
Shares sold	270,958	732,674
Dividends reinvested	24,795	91,727
Shares redeemed	(644,674)	(259,448)
Net increase/(decrease) in shares outstanding	(348,921)	564,953

189 | October 31, 2016

Notes to Financial Statements

          October 31, 2016

	RiverFront Global Growth Fund
	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Class A
Shares sold	213,667	461,853
Dividends reinvested	31,179	126,977
Shares redeemed	(847,250)	(357,314)
Net increase/(decrease) in shares outstanding	(602,404)	231,516
Class C
Shares sold	145,830	299,191
Dividends reinvested	21,584	86,034
Shares redeemed	(243,333)	(193,028)
Net increase/(decrease) in shares outstanding	(75,919)	192,197
Class I
Shares sold	174,701	539,263
Dividends reinvested	26,491	96,480
Shares redeemed	(628,217)	(325,705)
Net increase/(decrease) in shares outstanding	(427,025)	310,038
Class L
Shares sold	193,055	381,064
Dividends reinvested	44,157	186,091
Shares redeemed	(446,291)	(278,706)
Net increase/(decrease) in shares outstanding	(209,079)	288,449
Investor Class
Shares sold	2,428	18,530
Dividends reinvested	10,345	54,628
Shares redeemed	(165,289)	(79,199)
Net decrease in shares outstanding	(152,516)	(6,041)

	RiverFront Moderate Growth & Income Fund
	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Class A
Shares sold	408,231	366,429
Dividends reinvested	74,720	148,964
Shares redeemed	(587,432)	(660,624)
Net decrease in shares outstanding	(104,481)	(145,231)
Class C
Shares sold	927,265	1,473,735
Dividends reinvested	189,021	331,196
Shares redeemed	(1,622,269)	(1,084,631)
Net increase/(decrease) in shares outstanding	(505,983)	720,300
Class I
Shares sold	1,559,584	1,228,437
Dividends reinvested	170,570	248,980
Shares redeemed	(1,930,466)	(905,092)
Net increase/(decrease) in shares outstanding	(200,312)	572,325

190 | October 31, 2016

Notes to Financial Statements

October 31, 2016

7.  AFFILIATED COMPANIES

Funds may invest in certain securities that are considered securities issued by affiliated companies. As defined by the Investment Company Act of 1940, an affiliated person, including an affiliated company, is one in which a Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund.

For the Fiscal Year Ended October 31, 2016, the RiverFront Funds listed below held shares of the RiverFront Strategic Income Fund, which is considered an affiliate to the Funds.

	Share Balance November 1, 2015	Purchases	Sales	Share Balance October 31, 2016	Dividend Income	Realized Loss	Market Value October 31, 2016
RiverFront Conservative Income Builder Fund	47,086	21,258	29,487	38,857	$46,188	$(18,240)	$977,254
RiverFront Dynamic Equity Income Fund	215,714	114,042	200,348	129,408	187,495	(123,814)	3,254,611
RiverFront Global Allocation Fund	39,386	59,551	70,377	28,560	40,718	(10,349)	718,284
RiverFront Moderate Growth & Income Fund	562,358	140,390	365,875	336,873	472,483	(261,169)	8,472,356

8.  MANAGEMENT AND RELATED-PARTY TRANSACTIONS

ALPS Advisors, Inc. (“AAI”), subject to the authority of the Board, is responsible for the overall management of the Funds listed below. AAI has delegated daily management of the Funds listed below to the corresponding Sub-Advisor(s) listed in the table below. Each Sub-Advisor manages the investments of the Fund in accordance with its investment objective, policies and limitations and investment guidelines established jointly by AAI and the Board.

Fund	Sub-Advisor(s)
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	CoreCommodity Management, LLC
ALPS | Kotak India Growth Fund	Kotak Mahindra (UK) Limited
ALPS | Metis Global Micro Cap Fund	Metis Global Partners, LLC
ALPS | Red Rocks Listed Private Equity Fund	Red Rocks Capital, LLC(a)
ALPS | Sterling ETF Tactical Rotation Fund	Sterling Global Strategies, LLC
ALPS | WMC Research Value Fund	Wellington Management Company, LLP
Clough China Fund	Clough Capital Partners, LP
RiverFront Conservative Income Builder Fund	RiverFront Investment Group, LLC
RiverFront Dynamic Equity Income Fund	RiverFront Investment Group, LLC
RiverFront Global Allocation Fund	RiverFront Investment Group, LLC
RiverFront Global Growth Fund	RiverFront Investment Group, LLC
RiverFront Moderate Growth & Income Fund	RiverFront Investment Group, LLC

(a)	Red Rocks Capital LLC is a subsidiary of ALPS Advisers, Inc.

191 | October 31, 2016

Notes to Financial Statements

October 31, 2016

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), the Funds listed below pay AAI an annual management fee which is based on each Fund’s average daily net assets. The management fee is paid on a monthly basis. The following table reflects the Funds’ contractual management fee rates (expressed as an annual rate).

Fund	Contractual Management Fee
ALPS | Alerian MLP Infrastructure Index Fund	0.70%
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	0.85%
ALPS | Kotak India Growth Fund	1.25%
ALPS | Metis Global Micro Cap Fund	1.25%
ALPS | Red Rocks Listed Private Equity Fund	0.85%
ALPS | Sterling ETF Tactical Rotation Fund	0.95%
ALPS | WMC Research Value Fund	0.95%(a)
Clough China Fund	1.35%
RiverFront Conservative Income Builder Fund	0.85%
RiverFront Dynamic Equity Income Fund	0.85%
RiverFront Global Allocation Fund	0.85%
RiverFront Global Growth Fund	0.85%
RiverFront Moderate Growth & Income Fund	0.85%

(a)	The contractual management fee is 0.95% for the first $250 million of net assets, 0.85% for the next $250 million of net assets, and 0.75% for net assets in excess of $500 million.

Pursuant to an Investment Sub-advisory Agreement, AAI pays the Sub-Advisors of the Funds listed below an annual sub-advisory management fee which is based on each Fund’s average daily assets. AAI is required to pay all fees due to each Sub-Advisor out of the management fee AAI receives from each Fund listed below. The following table reflects the Funds’ contractual sub-advisory fee rates.

Fund	Average Daily Net Assets of the Fund	Contractual Sub-Advisory Fee
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	All Asset Levels	0.75%
ALPS | Kotak India Growth Fund	First $50 Million Over $50 Million	1.15% 1.05%
ALPS | Metis Global Micro Cap Fund	All Asset Levels	1.00%
ALPS | Red Rocks Listed Private Equity Fund	All Asset Levels	0.57%
ALPS | Sterling ETF Tactical Rotation Fund	All Asset Levels	0.60%
ALPS | WMC Research Value Fund	First $250 Million $250 Million - $500 Million Over $500 Million	0.50% 0.40% 0.30%
Clough China Fund	All Asset Levels	0.90%
RiverFront Conservative Income Builder Fund	All Asset Levels	0.60%
RiverFront Dynamic Equity Income Fund	All Asset Levels	0.60%
RiverFront Global Allocation Fund	All Asset Levels	0.60%
RiverFront Global Growth Fund	All Asset Levels	0.60%
RiverFront Moderate Growth & Income Fund	All Asset Levels	0.60%

ALPS | Alerian MLP Infrastructure Index Fund
AAI has contractually agreed to limit the amount of the Fund’s total annual expenses, exclusive of distribution and service (12b-1) fees, shareholder services fees, acquired fund fees and expenses, brokerage  commissions, taxes and extraordinary expenses  that exceed the following annual  rates below.

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund
AAI and CoreCommodity Management LLC have contractually agreed to limit the amount of the Fund’s total annual expenses, exclusive of distribution and service (12b-1) fees, shareholder services fees, acquired fund fees and expenses, brokerage commissions, interest expense, taxes and extraordinary expenses that exceed the following annual rates below.

192 | October 31, 2016

Notes to Financial Statements

October 31, 2016

ALPS | Kotak India Growth Fund
AAI and Kotak Mahindra (UK) Limited have contractually agreed to limit the amount of the Fund’s total annual expenses, exclusive of distribution and  service  (12b-1)  fees,  shareholder  services  fees,  acquired  fund  fees  and  expenses,  brokerage  expenses,  interest  expenses,  taxes  and extraordinary expenses that exceed the following annual rates below.

ALPS | Metis Global Micro Cap Fund
AAI and Metis Global Partners, LLC have contractually agreed to limit the amount of the Fund’s total annual expenses, exclusive of distribution and service (12b-1) fees, shareholder services fees, acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses that exceed the following annual rates below.

ALPS | Red Rocks Listed Private Equity Fund
AAI and Red Rocks Capital LLC have contractually agreed to limit the amount of the Fund’s total annual expenses, exclusive of distribution and service (12b-1) fees, shareholder service fees, brokerage expenses, interest expense, taxes and extraordinary expenses that exceed the following annual rates below.

ALPS | Sterling ETF Tactical Rotation Fund
AAI and Sterling Global Strategies LLC have contractually agreed to limit the amount of the Fund’s total annual expenses, exclusive of Rule 12b-1 fees, shareholder service fees, acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses that exceed the following annual rates below.

ALPS | WMC Research Value Fund
AAI has contractually agreed to limit the amount of the Fund’s total annual expenses, exclusive of distribution and service (12b-1) fees, shareholder service fees, acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses that exceed the following annual rates below.

Clough China Fund
AAI has contractually agreed to limit the amount of the Fund’s total annual expenses, exclusive of underlying fund fees and expenses, interest, taxes, brokerage costs and commissions, dividend and interest expense on short sales, litigation, indemnification and extraordinary expenses as determined under generally accepted accounting principles that exceed the following annual rates below.

RiverFront Funds
AAI and RiverFront Investment Group, LLC have  contractually agreed to limit the amount of each Fund’s total annual expenses, exclusive of distribution and service (12b-1) fees, shareholder services fees, acquired fund fees and expenses, brokerage commissions, taxes and extraordinary expenses that exceed the following annual rates below.

* * * * * *

These agreements are reevaluated on an annual basis. The current agreement runs through February 28, 2017. Fees waived or reimbursed for the Fiscal Year or Period Ended October 31, 2016 are disclosed on the Statement of Operations or Consolidated Statement of Operations.

Fund	Class A	Class C	Class I	Class Inv	Class L	Class R
ALPS | Alerian MLP Infrastructure Index Fund	0.85%	0.85%	0.85%	N/A	N/A	N/A
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	1.05%	1.05%	1.15%	N/A	N/A	N/A
ALPS | Kotak India Growth Fund	1.60%	1.60%	1.60%	N/A	N/A	N/A
ALPS | Metis Global Micro Cap Fund(a)	1.70%	1.70%	1.70%	N/A	N/A	N/A
ALPS | Red Rocks Listed Private Equity Fund	1.25%	1.25%	1.25%	N/A	N/A	1.25%
ALPS | Sterling ETF Tactical Rotation Fund	1.15%	1.15%	1.15%	N/A	N/A	N/A
ALPS | WMC Research Value Fund	0.90%	0.90%	0.90%	N/A	N/A	N/A
Clough China Fund	1.95%	2.70%	1.70%	N/A	N/A	N/A
RiverFront Conservative Income Builder Fund	0.90%	0.90%	0.90%	N/A	N/A	N/A
RiverFront Dynamic Equity Income Fund	0.90%	0.90%	0.90%	N/A	N/A	N/A
RiverFront Global Allocation Fund	0.90%	0.90%	0.90%	N/A	N/A	N/A
RiverFront Global Growth Fund	0.90%	0.90%	0.90%	0.90%	0.90%	N/A
RiverFront Moderate Growth & Income Fund	0.90%	0.90%	0.90%	N/A	N/A	N/A

(a)	The Fund commenced operations on December 24, 2015.

193 | October 31, 2016

Notes to Financial Statements

October 31, 2016

The Advisor(s) and each Sub-Advisor are permitted to recover expenses they have waived or reimbursed, on a class-by-class basis, through the agreements described above to the extent that expenses in later periods fall below the annual limits set forth in these agreements. Clough China Fund is not obligated to pay any such waived or reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or  expenses  were  waived  or  reimbursed.  The  ALPS  |  Alerian  MLP  Infrastructure  Index  Fund,  ALPS  |  CoreCommodity  Management CompleteCommodities® Strategy Fund, ALPS | Kotak India Growth Fund, ALPS | Metis Global Micro Cap Fund, ALPS | Red Rocks Listed Private Equity Fund, ALPS |  Sterling ETF Tactical Rotation Fund, ALPS | WMC Research Value Fund, RiverFront Conservative  Income Builder Fund, RiverFront Global Growth Fund, RiverFront Dynamic Equity Income Fund, RiverFront Global Allocation Fund and RiverFront Moderate Growth & Income Fund are not obligated to pay any such waived or reimbursed fees and expenses more than three years after the end of the fiscal year in which the fees or expenses were waived or reimbursed. As of the Fiscal Year or Period Ended October 31, 2016, the Advisor and Sub-Advisor(s) may seek reimbursement of previously waived and reimbursed fees as follows:

Fund	Expires 4/30/17	Expires 10/31/17	Expires 10/31/18	Expires 10/31/19	Total
ALPS | Alerian MLP Infrastructure Index Fund - Class A	$95,994	$48,763	$74,027	$46,940	$265,724
ALPS | Alerian MLP Infrastructure Index Fund - Class C	28,674	24,506	48,448	39,470	141,098
ALPS | Alerian MLP Infrastructure Index Fund - Class I	38,321	23,255	34,028	82,786	178,390
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund - Class A	54,765	5,093	6,800	N/A	66,658
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund - Class C	9,025	1,738	1,838	N/A	12,601
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund - Class I	20,464	11,487	86,129	N/A	118,080
ALPS | Kotak India Growth Fund - Class A	198,350	81,178	95,360	99,781	474,669
ALPS | Kotak India Growth Fund - Class C	38,130	16,958	29,402	36,083	120,573
ALPS | Kotak India Growth Fund - Class I	87,957	78,796	150,329	155,959	473,041
ALPS | Red Rocks Listed Private Equity Fund - Class A	N/A	N/A	N/A	N/A	N/A
ALPS | Red Rocks Listed Private Equity Fund - Class C	N/A	N/A	N/A	N/A	N/A
ALPS | Red Rocks Listed Private Equity Fund - Class I	N/A	N/A	N/A	N/A	N/A
ALPS | Red Rocks Listed Private Equity Fund - Class R	N/A	N/A	N/A	N/A	N/A
ALPS | Metis Global Micro Cap Fund - Class A(a)	N/A	N/A	N/A	3,182	3,182
ALPS | Metis Global Micro Cap Fund - Class C(a)	N/A	N/A	N/A	1,243	1,243
ALPS | Metis Global Micro Cap Fund - Class I(a)	N/A	N/A	N/A	172,314	172,314
ALPS | Sterling ETF Tactical Rotation Fund - Class A	N/A	15,562	78,926	68,453	162,941
ALPS | Sterling ETF Tactical Rotation Fund - Class C	N/A	7,752	8,258	15,622	31,632
ALPS | Sterling ETF Tactical Rotation Fund - Class I	N/A	53,715	86,740	76,409	216,864
ALPS | WMC Research Value Fund - Class A	39,957	25,559	51,771	190,057	307,344
ALPS | WMC Research Value Fund - Class C	81	74	1,084	2,075	3,314
ALPS | WMC Research Value Fund - Class I	31,790	18,931	38,056	155,578	244,355
Clough China Fund - Class A	N/A	N/A	N/A	17,281	17,281
Clough China Fund - Class C	N/A	N/A	N/A	10,804	10,804
Clough China Fund - Class I	N/A	N/A	N/A	38,704	38,704
RiverFront Conservative Income Builder Fund - Class A	14,608	6,814	10,172	7,737	39,331
RiverFront Conservative Income Builder Fund - Class C	50,526	28,317	44,843	74,216	197,902
RiverFront Conservative Income Builder Fund - Class I	23,541	11,336	19,129	15,087	69,093

194 | October 31, 2016

Notes to Financial Statements

October 31, 2016

Fund	Expires 4/30/17	Expires 10/31/17	Expires 10/31/18	Expires 10/31/19	Total
RiverFront Dynamic Equity Income Fund - Class A	$28,302	$20,436	$36,445	$43,635	$128,818
RiverFront Dynamic Equity Income Fund - Class C	55,724	35,936	65,254	69,414	226,328
RiverFront Dynamic Equity Income Fund - Class I	39,925	24,440	43,549	53,711	161,625
RiverFront Global Allocation Fund - Class A	31,141	15,480	24,491	21,853	92,965
RiverFront Global Allocation Fund - Class C	41,816	26,510	44,562	48,665	161,553
RiverFront Global Allocation Fund - Class I	30,843	21,126	43,041	51,640	146,650
RiverFront Global Growth Fund - Class A	28,381	20,676	40,534	37,416	127,007
RiverFront Global Growth Fund - Class C	22,962	13,878	29,002	31,550	97,392
RiverFront Global Growth Fund - Class I	27,339	29,599	36,381	32,793	126,112
RiverFront Global Growth Fund - Class L	60,282	15,078	60,547	60,762	196,669
RiverFront Global Growth Fund - Investor Class	22,272	9,650	17,309	14,660	63,891
RiverFront Moderate Growth & Income Fund	52,042	25,024	39,744	37,280	154,090
RiverFront Moderate Growth & Income Fund	96,176	54,689	102,129	107,193	360,187
RiverFront Moderate Growth & Income Fund	55,830	33,901	67,898	73,653	231,282

(a)	The Fund commenced operations on December 24, 2015.

ALPS | CoreCommodity recovered $10,272 of reimbursed expense during the financial year ended October 31, 2016.

ALPS Portfolio Solutions Distributor, Inc. (the “Distributor”) acts as the distributor of the Funds’ shares pursuant to a Distribution Agreement with the Trust. Shares are sold on a continuous basis by the Distributor, as agent for the Funds, and the Distributor has agreed to use its best efforts to solicit orders for the sale of Funds’ shares, although it is not obliged to sell any particular amount of shares. The Distributor is not entitled to any compensation for its services. The Distributor is registered as a broker -dealer with the Securities and Exchange Commission. The Funds’ Distributor is also the distributor of the Select Sector SPDR exchange traded funds (the “Underlying Sector ETFs”). As required by exemptive relief obtained by the Underlying Sector ETFs, the Advisor(s) will reimburse any applicable Fund an amount equal to the distribution fee received by the Distributor from the Underlying Sector ETFs attributable to such Fund’s investment in the Underlying Sector ETFs, for so long as the Distributor acts as distributor to such Fund and the Underlying Sector ETFs. There were no amounts reimbursed during the Funds’ Fiscal Year or Period Ended October 31, 2016.

Distribution and Services (12b-1) Plans
Each Fund has adopted Distribution and Services Plans (the “Plans”) pursuant to Rule 12b-1 of the 1940 Act for its Class A, Class C, Class R  (ALPS | Red Rocks Listed Private Equity Fund only) and Investor Class (RiverFront Global Growth Fund only) shares. A description of the Distribution and Services Plan for the Class C shares of the ALPS | Metis Global Micro Cap Fund is provided below. The Plans allows a Fund to use Class A, Class C, Class R and Investor Class assets to pay fees in connection with the distribution and marketing of Class A, Class C, Class R and Investor Class shares and/or the provision of shareholder services to Class A, Class C, Class R and Investor Class shareholders. The Plans permit payment for services in connection with the administration of plans or programs that use Class A, Class C, Class R and Investor Class shares of a Fund, if any, as their funding medium and for related expenses. The Plans permit a Fund to make total payments at an annual rate of up to 0.25% of a Fund’s average daily net assets attributable to its Class A and Investor Class shares, 0.75% of a Fund’s average daily net assets attributable to its Class C shares and 0.50% of the ALPS | Red Rocks Listed Private Equity Fund’s average daily net assets attributable to its Class R shares.

Under  the  terms  of  the  Plans,  the  Trust  is authorized  to  make  payments  to  the  Distributor  for  remittance  to  financial  intermediaries,  as compensation for distribution and/or  shareholder ongoing services performed  by such  entities for beneficial shareholders of the Fund. The Distributor is entitled to retain some or all fees payable under the Plans in certain circumstances, including when there is no broker of record or when certain qualification standards have not been met by the broker of record.

The ALPS | Metis Global Micro Cap Fund has adopted a Distribution and Services Plan (the “Metis Plan”) pursuant to Rule 12b-1 of the 1940 Act for its Class C shares. The Metis Plan permits the Fund to make total payments at an aggregate amount not to exceed 1.00% per annum of the average daily net assets of the Fund’s Class C Shares as follows: (a) an amount equal to the daily equivalent of 0.75% per annum of the net asset value of a Fund’s Class C Shares outstanding on each day, which shall accrue daily and is payable no more frequently than monthly in arrears, as a distribution and marketing fee (the “Distribution Fee”). The Distribution Fee may be used by the Distributor to compensate intermediaries for distribution and sales-related expenses or activities in respect of Class C shares of the Fund; and (b) an amount equal to the daily equivalent of 0.25% per annum of the net asset value of the Fund’s Class C shares outstanding on each day, which shall accrue daily and is payable no more frequently than monthly in arrears, as a service fee (the “Service Fee”). The Service Fee may be used by the Distributor to compensate intermediaries for service-related expenses or activities in respect of Class C shares of the Fund.

195 | October 31, 2016

Notes to Financial Statements

October 31, 2016

Under the terms of the Metis Plan, the Distribution Fee may be retained by the Distributor or used to compensate intermediaries for any activities or expenses primarily intended to finance, directly or indirectly, any activity which is anticipated to result in the sale of Class C shares issued by the Fund. The Service Fee may be used by the Distributor in part  for the implementation of shareholder service arrangements or to compensate intermediaries for personal services rendered to Class C shareholders of the Fund and/or maintenance of Class C shareholder accounts (but will generally not be spent on record keeping charges, accounting expenses, transfer agent costs or custodian fees).

The expenses of the Plans and the Metis Plan are reflected as distribution and service fees on the Statement of Operations or Consolidated Statement of Operations. Because these fees are paid out of a Fund’s Class A, Class C, Class R and Investor Class assets, if  any, on an ongoing basis, over time they will increase the cost of an investment in Class A, Class C, Class R and Investor Class shares, if any, and Plan fees may cost an investor more than other types of sales charges.

Shareholder Services Plans
Each Fund has adopted a shareholder services plan with respect to their Class A shares (the “Class A Shareholder Services Plan”). Under the Class A Shareholder Services Plan, the Funds are authorized to compensate certain financial intermediaries, including broker-dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.15% for Class A shares of the average daily net asset value of Class A shares of the Funds attributable to or held in the name of a Participating Organization pursuant to an agreement with a such Participating Organizations (“Agreement”). Each Agreement will set forth the non-distribution related shareholder services to be performed by the Participating Organization for the benefit of a Fund’s shareholders who have elected to have such Participating Organization service their accounts. Any amount of such payment not paid to Participating Organizations during the Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practicable after the end of the fiscal year. Class A Shareholder Services Plan fees are included with distribution and service fees on the Statements of Operations.

Each Fund has adopted a shareholder services plan with respect to its Class C shares (the “Class C Shareholder Services Plan”). Under the Class C Shareholder Services Plan, the Funds are authorized to pay banks and their affiliates and other institutions, including broker-dealers and Fund affiliates (“Participating Organizations”), an aggregate fee in an amount not to exceed on an annual basis 0.25% for Class C shares of the average daily net asset value of the Class C shares attributable to or held in the name of a Participating Organization for its clients as compensation for providing shareholder service activities, which do not include distribution services, pursuant to an agreement with a Participating Organization. Any amount of such payment not paid to Participating Organizations during a Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practicable after the end of the fiscal year. Class C Shareholder Services Plan fees are included with distribution and service fees on the Statements of Operations.

Certain intermediaries may charge networking, omnibus account or other administrative fees with respect to transactions in shares of each Fund. Transactions may be processed through the National Securities Clearing Corporation or similar systems or processed on a manual basis. These fees generally are paid by the Fund to the Distributor,  which uses such fees to reimburse intermediaries. In the event an intermediary receiving payments from the Distributor on behalf of the Fund converts from a networking structure to an omnibus account structure or otherwise experiences increased costs, fees borne by the Fund may increase. Networking fees are shown in the Statements of Operations, if applicable to the Fund.

ALPS Fund Services, Inc. (“ALPS”) serves as administrator to the Funds and the Funds have agreed to pay expenses incurred in connection with their administrative activities. Pursuant to an Administrative Agreement, ALPS provides operational services to the Funds including, but not limited to, fund accounting and fund administration and generally assists in the Funds’ operations. Officers of the Trust are employees of ALPS. The Funds’ administration fee is accrued on a daily basis and paid monthly. Administration fees paid by the Funds for the Fiscal Year or Period Ended October 31, 2016 are disclosed in the Statement of Operations.

ALPS is reimbursed by the Funds for certain out-of-pocket expenses.

Trustees
The fees and expenses of the independent trustees of the Board are presented in the Statements of Operations

9.  INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses which may permit indemnification to the extent permissible under applicable law. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

10. SUBSEQUENT EVENTS

Effective December 13 , 2016, the Fund’s Adviser has contractually agreed to extend their fee waiver agreement through February 28, 2018.

196 | October 31, 2016

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Financial Investors Trust:

We  have  audited  the  accompanying  statements  of  assets  and  liabilities,  including  the  statements  of  investments,  of  ALPS  |  Alerian  MLP Infrastructure Index Fund, ALPS | Red Rocks Listed Private Equity Fund, ALPS | Sterling ETF Tactical Rotation Fund, ALPS | WMC Research Value Fund (formerly known as ALPS | WMC Disciplined Value Fund), Clough China Fund, RiverFront Conservative Income Builder Fund, RiverFront Dynamic Equity Income Fund, RiverFront Global Allocation Fund, RiverFront Global Growth Fund, RiverFront Moderate Growth & Income Fund, and ALPS | Metis Global Micro Cap Fund, eleven of the funds of Financial Investors Trust (the “Trust”), as of October 31, 2016, and the related statements of operations for the year then ended (as to the ALPS | Metis Global Micro Cap Fund, for the period from December 24, 2015 (commencement of operations) to October 31, 2016), the statements of changes in net assets for each of the two years in the period then ended (as to the ALPS | Metis Global Micro Cap Fund, for the period from December 24, 2015 (commencement of operations) to October 31, 2016), and the financial highlights for each of the periods presented. We have also audited the accompanying consolidated statements of assets and liabilities, including  the  consolidated  statements  of  investments,  of  ALPS  |  Kotak  India  Growth  Fund  and  ALPS  |  CoreCommodity  Management CompleteCommodities® Strategy Fund, two of the funds of the Trust, as of October 31, 2016, and the related consolidated statements of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the periods presented. These financial statements and financial highlights for these thirteen funds are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures  that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the thirteen funds constituting Financial Investors Trust as of October 31, 2016, and the results of their operations, the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
December 22, 2016

197 | October 31, 2016

Additional Information

October 31, 2016 (Unaudited)

1. FUND HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N‐Q within 60 days after the end of the period. Copies of the Funds’ Form N‐Q are available without charge on the SEC website at http:// www.sec.gov. You may also review and copy the Form N‐Q at the SEC’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the SEC at 1‐800‐SEC‐0330.

2. FUND PROXY VOTING POLICIES, PROCEDURES AND SUMMARIES

Fund policies and procedures used in determining how to vote proxies and information regarding how each of the Funds voted proxies relating to portfolio securities during the most recent prior 12‐month period ending June 30 are available without charge, (1) upon request, by calling (toll‐free) (866) 759‐5679 and (2) on the SEC’s website at http://www.sec.gov.

3. TAX DESIGNATIONS

Of the distributions paid by the Funds from ordinary income for the calendar year ended December 31, 2015, the following percentages met the requirements to be treated as qualifying for qualified dividend income and the corporate dividends received deduction:

	QDI	DRD
ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	0.00%	0.00%
ALPS | Kotak India Growth Fund	37.73%	0.00%
ALPS | Metis Global Micro Cap Fund	0.00%	0.00%
ALPS | Red Rocks Listed Private Equity Fund	21.65%	1.05%
ALPS | Sterling ETF Tactical Rotation Fund	92.60%	21.18%
ALPS | WMC Research Value Fund	33.58%	33.58%
Clough China Fund	48.56%	0.00%
RiverFront Conservative Income Builder Fund	93.32%	53.02%
RiverFront Dynamic Equity Income Fund	100.00%	50.35%
RiverFront Global Allocation Fund	100.00%	43.86%
RiverFront Global Growth Fund	100.00%	33.35%
RiverFront Moderate Growth & Income Fund	77.70%	44.14%

In early 2016, if applicable, shareholders of record received this information for the distribution paid to them by the Funds during the calendar year 2015 via Form 1099. The Funds will notify shareholders in early 2017 of amounts paid to them by the Funds, if any, during the calendar year 2016.

Pursuant to Section 852(b)(3) of the Internal Revenue Code the Funds designate the following amounts as long‐term capital gain dividends:

ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund	$–
ALPS | Kotak India Growth Fund	$1,657,288
ALPS | Metis Global Micro Cap Fund	$–
ALPS | Red Rocks Listed Private Equity Fund	$20,197,928
ALPS | Sterling ETF Tactical Rotation Fund	$–
ALPS | WMC Research Value Fund	$27,067,576
Clough China Fund	$–
RiverFront Conservative Income Builder Fund	$30,599
RiverFront Dynamic Equity Income Fund	$1,636,020
RiverFront Global Allocation Fund	$165,999
RiverFront Global Growth Fund	$742,246
RiverFront Moderate Growth & Income Fund	$2,965,868

Pursuant to Section 853(c) of the Internal Revenue Code, the following Funds designate the amounts listed below as foreign taxes paid and foreign source income during the current fiscal year:

	Foreign Taxes Paid	Foreign Source Income
ALPS | Metis Global Micro Cap Fund	$23,117	$243,191
Clough China Fund	$69,697	$1,400,492

198 | October 31, 2016

Additional Information

October 31, 2016 (Unaudited)

4. DISCLOSURE REGARDING APPROVAL OF FUND ADVISORY AND SUB‐ADVISORY AGREEMENTS

ALPS | Alerian MLP Infrastructure Index Fund
On June 7‐8, 2016, the Trustees met in person to discuss, among other things, the approval of the investment advisory agreement between Financial Investors Trust (the “Trust”) and ALPS Advisors, Inc. (“ALPS Advisors”) (the “Investment Advisory Agreement”), in accordance with Section 15(c) of the 1940 Act. The Independent Trustees met with independent legal counsel during executive session and discussed the Investment Advisory Agreement and other related materials.

In renewing and approving the Investment Advisory Agreement with ALPS Advisors, the Trustees, including the Independent Trustees, considered the following factors with respect to the ALPS | Alerian MLP Infrastructure Index Fund (the “Alerian Fund”):

Investment Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fee to be paid by the Trust, on behalf of the Alerian Fund, to ALPS Advisors of 0.70% of the Alerian Fund’s daily average net assets, in light of the extent and quality of the advisory services provided by ALPS Advisors to the Alerian Fund. The Trustees also considered information regarding compensation to be paid to affiliates of ALPS Advisors under other agreements, such as the Fund Accounting and Administration Agreement with ALPS.

The Board received and considered information including a comparison of the Alerian Fund’s contractual and actual management fees and overall expenses with those of funds in the relevant peer expense group and universe of funds provided by an independent provider of investment company data (the “Data Provider”). The Trustees noted that the contractual and actual management fee rates for each class of the Alerian Fund were below their respective Data Provider expense group average and median contractual management fee rate and actual management fee rate, respectively.

Total Expense Ratios: Based on such information, the Trustees further reviewed and considered the total expense ratios (after waivers) of 1.235%, 1.849% and 0.842% for the Class A, Class C and Class I shares, respectively, of the Alerian Fund. The Trustees noted that the total expense ratio (after waivers) of each class of the Alerian Fund was below its respective Data Provider average and median expense group total expense ratio (after waivers).

Nature, Extent and Quality of the Services under the Investment Advisory Agreement: The Trustees received and considered information regarding the nature, extent and quality of services to be provided to the Alerian Fund under the Investment Advisory Agreement. The Trustees reviewed certain background materials supplied by ALPS Advisors in its presentation, including its Form ADV.

The Trustees reviewed and considered ALPS Advisors’ investment advisory personnel, its history as an asset manager and its performance and the amount of assets currently under management by ALPS Advisors and its affiliated entities. The Trustees also reviewed the research and decision‐making processes utilized by ALPS Advisors, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the Alerian Fund.

The Trustees considered the background and experience of ALPS Advisors’ management in connection with the Alerian Fund, including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day‐to‐day portfolio management of the Alerian Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, ALPS Advisors’ insider trading policies and procedures and its Code of Ethics.

Performance: The Trustees reviewed performance information for the Alerian Fund. That review included a comparison of the Alerian Fund’s performance to the net total return performance of a group of comparable funds selected by the Data Provider. The Trustees noted the net total return performance of each class of the Alerian Fund was above the respective Data Provider performance universe average for the one‐year, two‐year and three‐year periods ended March 31, 2016. The Trustees also considered ALPS Advisors’ discussion of the Alerian Fund’s underlying portfolio diversification categories, its top contributors and top detractors, as well as ALPS Advisors’ performance and reputation generally and its investment techniques, risk management controls and decision‐making processes.

Comparable Accounts: The Trustees noted certain information provided by ALPS Advisors regarding fees charged to its other clients utilizing a strategy similar to that employed by the Alerian Fund.

Profitability: The Trustees received and considered a profitability analysis prepared by ALPS Advisors based on the fees payable under the Investment Advisory Agreement with ALPS Advisors with respect to the Alerian Fund. The Trustees considered the profits, if any, anticipated to be realized by ALPS Advisors in connection with the operation of the Alerian Fund. The Board then reviewed ALPS Advisors’ financial statements in order to analyze the financial condition and stability and profitability of ALPS Advisors.

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Additional Information

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Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Alerian Fund will be passed along to the shareholders under the agreements.

Other Benefits to the Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by ALPS Advisors from its relationship with the Alerian Fund, including whether soft dollar arrangements were used.

In renewing ALPS Advisors as the Alerian Fund’s investment adviser and renewing the Investment Advisory Agreement and the fees charged under the Investment Advisory Agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to renew the Investment Advisory Agreement. Further, the Independent Trustees were advised by separate independent legal counsel throughout the process. The Trustees, including all of the Independent Trustees, concluded that:

●	the contractual management fee rate for each class of the Alerian Fund was below its respective Data Provider expense group average and median contractual and actual management fee rates;
●	the total expense ratio (after waivers) of each class of the Alerian Fund was below its respective Data Provider average and median expense group total expense ratio (after waivers);
●	the nature, extent and quality of services rendered by ALPS Advisors under the Investment Advisory Agreement with respect to the Alerian Fund were adequate;
●
the net total return performance of each class of the Alerian Fund was above the respective Data Provider performance universe average for the one‐year, two‐year and three‐year periods ended March 31, 2016;

●
bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to ALPS Advisors’ other clients employing a comparable strategy to the Alerian Fund was not indicative of any unreasonableness with respect to the advisory fees proposed to be payable by the Alerian Fund;

●
the Alerian Fund was not profitable to ALPS Advisors in 2015; the profit, if any, realized or anticipated to be realized by ALPS Advisors in connection with the operation of the Alerian Fund is not unreasonable to the Alerian Fund; and

●	there were no material economies of scale or other incidental benefits accruing to ALPS Advisors in connection with its relationship with the Alerian Fund.

During the review process, the Trustees noted certain instances where clarification or follow‐up was appropriate and others where the Trustees determined that further clarification or follow‐up was not necessary. In those instances where clarification or follow‐up was requested, the Board determined that in each case either information responsive to its requests had been provided, or where any request was outstanding in whole or in part, given the totality of the information provided, the Board had received sufficient information to approve the Investment Advisory Agreement with ALPS Advisors.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that ALPS Advisors’ compensation for investment advisory services is consistent with the best interests of the Alerian Fund and its shareholders.

ALPS | Red Rocks Listed Private Equity Fund
On June 7‐8, 2016, the Trustees met in person to discuss, among other things, the approval of the investment advisory agreement between the Trust and ALPS Advisors (the “Investment Advisory Agreement”), in accordance with Section 15(c) of the 1940 Act. The Independent Trustees met with independent legal counsel during executive session and discussed the Investment Advisory Agreement and other related materials.

In renewing and approving the Investment Advisory Agreement with ALPS Advisors, the Trustees, including the Independent Trustees, considered the following factors with respect to the ALPS | Red Rocks Listed Private Equity Fund (the “LPE Fund”):

Investment Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fee to be paid by the Trust, on behalf of the LPE Fund, to ALPS Advisors of 0.85% of the LPE Fund’s daily average net assets, in light of the extent and quality of the advisory services provided by ALPS Advisors to the LPE Fund. The Trustees also considered information regarding compensation to be paid to affiliates of ALPS Advisors under other agreements, such as the Fund Accounting and Administration Agreement with ALPS.

The Board received and considered information including a comparison of the LPE Fund’s contractual and actual management fees and overall expenses with those of funds in the relevant peer expense group and universe of funds provided by the Data Provider. The Trustees noted that the contractual and actual management fee rates for each class of the LPE Fund were above their respective Data Provider expense group average and median contractual management fee rate and actual management fee rate, respectively.

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Additional Information

October 31, 2016 (Unaudited)

Total Expense Ratios: Based on such information, the Trustees further reviewed and considered the total expense ratios (after waivers) of 1.472%, 2.122%, 1.16% and 1.60% for the Class A, Class C, Class I and Class R shares, respectively, of the LPE Fund. The Trustees noted that the total expense ratio (after waivers) of each class of the LPE Fund was above its respective Data Provider average expense group total expense ratio (after waivers).

Nature, Extent and Quality of the Services under the Investment Advisory Agreement: The Trustees received and considered information regarding the nature, extent and quality of services to be provided to the LPE Fund under the Investment Advisory Agreement. The Trustees reviewed certain background materials supplied by ALPS Advisors in its presentation, including its Form ADV.

The Trustees reviewed and considered ALPS Advisors’ investment advisory personnel, its history as an asset manager and its performance and the amount of assets currently under management by ALPS Advisors and its affiliated entities. The Trustees also reviewed the research and decision‐making processes utilized by ALPS Advisors, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the LPE Fund.

The Trustees considered the background and experience of ALPS Advisors’ management in connection with the LPE Fund, including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day‐to‐day portfolio management of the LPE Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, ALPS Advisors’ insider trading policies and procedures and its Code of Ethics.

Performance: The Trustees reviewed performance information for the LPE Fund. That review included a comparison of the LPE Fund’s performance to the performance of a group of comparable funds selected by the Data Provider. The Trustees noted that the net total return performance of each class of the LPE Fund was above the respective Data Provider performance universe average for the one‐year, two‐year, three‐year, four‐year and five‐year periods ended March 31, 2016. The Trustees also considered ALPS Advisors’ discussion of the LPE Fund’s underlying portfolio diversification categories, its top contributors and top detractors, as well as ALPS Advisors’ performance and reputation generally and its investment techniques, risk management controls and decision‐making processes.

Comparable Accounts: The Trustees noted certain information provided by ALPS Advisors regarding fees charged to its other clients utilizing a strategy similar to that employed by the LPE Fund.

Profitability: The Trustees received and considered a profitability analysis prepared by ALPS Advisors based on the fees payable under the Investment Advisory Agreement with ALPS Advisors with respect to the LPE Fund. The Trustees considered the profits, if any, anticipated to be realized by ALPS Advisors in connection with the operation of the LPE Fund. The Board then reviewed ALPS Advisors’ financial statements in order to analyze the financial condition and stability and profitability of ALPS Advisors.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the LPE Fund will be passed along to the shareholders under the agreements.

Other Benefits to the Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by ALPS Advisors from its relationship with the LPE Fund, including whether soft dollar arrangements were used.

In renewing ALPS Advisors as the LPE Fund’s investment adviser and renewing the Investment Advisory Agreement and the fees charged under the Investment Advisory Agreement, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to renew the Investment Advisory Agreement. Further, the Independent Trustees were advised by separate independent legal counsel throughout the process. The Trustees, including all of the Independent Trustees, concluded that:

●	the contractual management fee rate for each class of the LPE Fund was above its respective Data Provider expense group average and median contractual management fee rate;
●	the total expense ratio (after waivers) of each class of the LPE Fund was above its respective Data Provider average expense group total expense ratio (after waivers);
●	the nature, extent and quality of services rendered by ALPS Advisors under the Investment Advisory Agreement with respect to the LPE Fund were adequate;
●
the net total return performance of each class of the LPE Fund was above the respective Data Provider performance universe average for the one‐year, two‐year, three‐year, four‐year and five‐year periods ended March 31, 2016;

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Additional Information

October 31, 2016 (Unaudited)

●
bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to ALPS Advisors’ other clients employing a comparable strategy to the LPE Fund was not indicative of any unreasonableness with respect to the advisory fees proposed to be payable by the LPE Fund;

●
the LPE Fund was profitable to ALPS Advisors in 2015; the profit, if any, realized or anticipated to be realized by ALPS Advisors in connection with the operation of the LPE Fund is not unreasonable to the LPE Fund; and

●	there were no material economies of scale or other incidental benefits accruing to ALPS Advisors in connection with its relationship with the LPE Fund.

During the review process, the Trustees noted certain instances where clarification or follow‐up was appropriate and others where the Trustees determined that further clarification or follow‐up was not necessary. In those instances where clarification or follow‐up was requested, the Board determined that in each case either information responsive to its requests had been provided, or where any request was outstanding in whole or in part, given the totality of the information provided, the Board had received sufficient information to approve the Investment Advisory Agreement with ALPS Advisors.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that ALPS Advisors’ compensation for investment advisory services is consistent with the best interests of the LPE Fund and its shareholders.

ALPS | WMC Research Value Fund
On June 7‐8, 2016, the Trustees met in person to discuss, among other things, the approval of the investment advisory agreement between the Trust and ALPS Advisors (the “Investment Advisory Agreement”), and the sub‐advisory agreement with Wellington Management Company, LLP (“Wellington”) (the “Sub‐Advisory Agreement”), in accordance with Section 15(c) of the 1940 Act. The Independent Trustees met with independent legal counsel during executive session and discussed the Investment Advisory Agreement, the Sub‐Advisory Agreement and other related materials.

In renewing and approving the Investment Advisory Agreement with ALPS Advisors and the Sub‐Advisory Agreement with Wellington, the Trustees, including the Independent Trustees, considered the following factors with respect to the ALPS | WMC Research Value Fund (the “WMC Fund”):

Investment Advisory and Sub‐Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fee to be paid by the Trust, on behalf of the WMC Fund, to ALPS Advisors of (i) 0.95% of the WMC Fund’s daily average net assets of $0‐$250M; (ii) 0.85% of the WMC Fund’s daily average net assets between $250M‐$500M; and (iii) 0.75% of the WMC Fund’s daily average net assets over $500M in light of the extent and quality of the advisory services to be provided by ALPS Advisors to the WMC Fund. The Trustees also reviewed and considered the contractual annual sub‐advisory fee to be paid by ALPS Advisors to Wellington of (i) 0.50% of the WMC Fund’s daily average net assets of $0‐$250M; (ii) 0.40% of the WMC Fund’s daily average net assets between $250M‐$500M; and (iii) 0.30% of the WMC Fund’s daily average net assets over $500M, in light of the extent and quality of the advisory services provided by Wellington to the WMC Fund. The Trustees also considered information regarding compensation to be paid to affiliates of ALPS Advisors under other agreements, such as the Fund Accounting and Administration Agreement with ALPS.

The Board received and considered information including a comparison of the WMC Fund’s contractual and actual management fees and overall expenses with those of funds in the relevant peer expense group and universe of funds provided by the Data Provider. The Trustees noted that the contractual and actual management fee rates for each class of the WMC Fund were above their respective Data Provider expense group average and median contractual management fee rate and actual management fee rate.

Total Expense Ratios: Based on such information, the Trustees further reviewed and considered the total expense ratios (after waivers) of 1.407%, 2.15% and 1.157% for the Class A, Class C, and Class I shares, respectively, of the WMC Fund. The Trustees noted that the total expense ratio (after waivers) of each class of the WMC Fund was above its respective Data Provider average and median expense group total expense ratio (after waivers).

Nature, Extent and Quality of the Services under the Investment Advisory and Sub‐Advisory Agreements: The Trustees received and considered information regarding the nature, extent and quality of services to be provided to the WMC Fund under the Investment Advisory and Sub‐Advisory Agreements. The Trustees reviewed certain background materials supplied by ALPS Advisors and Wellington in their presentations, including their Forms ADV.

The Trustees reviewed and considered ALPS Advisors’ and Wellington’s investment advisory personnel, their history as asset managers and their performance and the amount of assets currently under management by ALPS Advisors and Wellington and their affiliated entities. The Trustees also reviewed the research and decision‐making processes utilized by ALPS Advisors and Wellington, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the WMC Fund.

202 | October 31, 2016

Additional Information

October 31, 2016 (Unaudited)

The Trustees considered the background and experience of ALPS Advisors’ and Wellington’s management in connection with the WMC Fund, including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day‐to‐day portfolio management of the WMC Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, ALPS Advisors’ and Wellington’s insider trading policies and procedures and their Codes of Ethics.

Performance: The Trustees reviewed performance information for the WMC Fund. That review included a comparison of the WMC Fund’s performance to the performance of a group of comparable funds selected by the Data Provider. The Trustees noted the net total return performance of each class of the WMC Fund was generally below the respective Data Provider performance universe average for the one‐year, two‐year, three‐year, four‐year and five‐year periods ended March 31, 2016. The Trustees also considered Wellington’s discussion of the WMC Fund’s underlying portfolio diversification categories, its top contributors and top detractors, as well as Wellington’s performance and reputation generally and its investment techniques, risk management controls and decision‐making processes.

Comparable Accounts: The Trustees noted certain information provided by Wellington regarding fees charged to its other clients utilizing a strategy similar to that employed by the WMC Fund.

Profitability: The Trustees received and considered a retrospective and projected profitability analysis prepared by ALPS Advisors and Wellington based on the fees payable under the Investment Advisory Agreement with ALPS Advisors and the Sub‐Advisory Agreement with Wellington, with respect to the WMC Fund. The Trustees considered the profits, if any, anticipated to be realized by ALPS Advisors and Wellington in connection with the operation of the WMC Fund. The Board then reviewed ALPS Advisors’ and Wellington’s financial statements in order to analyze the financial condition and stability and profitability of ALPS Advisors and Wellington.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the WMC Fund will be passed along to the shareholders under the agreements.

Other Benefits to the Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by ALPS Advisors from its relationship with the WMC Fund, including whether soft dollar arrangements were used.

In renewing ALPS Advisors as the WMC Fund’s investment adviser and Wellington as the WMC Fund’s sub‐adviser and the fees charged under the Investment Advisory and Sub‐Advisory Agreements, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to renew the Investment Advisory and Sub‐Advisory Agreements. Further, the Independent Trustees were advised by separate independent legal counsel throughout the process. The Trustees, including all of the Independent Trustees, concluded that:

●	the contractual management fee rate for each class of the WMC Fund was above its respective Data Provider expense group average and median contractual management fee rate;
●	Wellington’s fees under its sub‐advisory agreements are paid directly by ALPS Advisors;
●	the total expense ratio (after waivers) of each class of the WMC Fund was above its respective Data Provider average and median expense group total expense ratio (after waivers);
●	the nature, extent and quality of services rendered by ALPS Advisors and Wellington under the Investment Advisory and Sub‐Advisory Agreements, respectively, with respect to the WMC Fund were adequate;
●
the net total return performance of each class of the WMC Fund was generally below the respective Data Provider performance universe average for the one‐year, two‐year, three‐year, four‐year and five‐year periods ended March 31, 2016;

●
bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to ALPS Advisors’ and Wellington’s other clients employing a comparable strategy to the WMC Fund was not indicative of any unreasonableness with respect to the advisory and sub‐advisory fees proposed to be payable by the WMC Fund;

●
the WMC Fund was not profitable to ALPS Advisors in 2015; the profit, if any, realized or anticipated to be realized by ALPS Advisors and Wellington in connection with the operation of the WMC Fund is not unreasonable to the WMC Fund; and

●	there were no material economies of scale or other incidental benefits accruing to ALPS Advisors and Wellington in connection with their relationship with the WMC Fund.

During the review process, the Trustees noted certain instances where clarification or follow‐up was appropriate and others where the Trustees determined that further clarification or follow‐up was not necessary. In those instances where clarification or follow‐up was requested, the Board determined that in each case either information responsive to its requests had been provided, or where any request was outstanding in whole or in part, given the totality of the information provided, the Board had received sufficient information to approve the Investment Advisory Agreement with ALPS Advisors and the Investment Sub‐Advisory Agreement with Wellington.

203 | October 31, 2016

Additional Information

October 31, 2016 (Unaudited)

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that ALPS Advisors’ and Wellington’s compensation for investment advisory and sub‐advisory services is consistent with the best interests of the WMC Fund and its shareholders.

Clough China Fund
On June 7‐8, 2016, the Trustees met in person to discuss, among other things, the approval of the investment advisory agreement between the Trust and ALPS Advisors (the “Investment Advisory Agreement”), and the sub‐advisory agreement with Clough Capital Partners LP (“Clough Capital”) (the “Sub‐Advisory Agreement”), in accordance with Section 15(c) of the 1940 Act. The Independent Trustees met with independent legal counsel during executive session and discussed the Investment Advisory Agreement, the Sub‐Advisory Agreement and other related materials.

In renewing and approving the Investment Advisory Agreement with ALPS Advisors and the Sub‐Advisory Agreement with Clough Capital, the Trustees, including the Independent Trustees, considered the following factors with respect to the Clough China Fund (the “China Fund”):

Investment Advisory and Sub‐Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fee paid by the Trust, on behalf of the China Fund, to ALPS Advisors of 1.35% of the China Fund’s daily average net assets, in light of the extent and quality of the advisory services provided by ALPS Advisors to the China Fund. The Trustees also reviewed and considered the contractual annual sub‐advisory fee paid by ALPS Advisors to Clough Capital of 0.90% of the China Fund’s daily average net assets, in light of the extent and quality of the advisory services provided by Clough Capital to the China Fund. The Trustees also considered information regarding compensation to be paid to affiliates of ALPS Advisors under other agreements, such as the Fund Accounting and Administration Agreement with ALPS.

The Board received and considered information including a comparison of the China Fund’s contractual and actual management fees and overall expenses with those of funds in the peer expense group and universe of funds provided by the Data Provider. The Trustees noted that the contractual and actual management fee rates for each class of the China Fund was above its respective Data Provider expense group average and median contractual management fee rate and actual management fee rate, respectively.

Total Expense Ratios: Based on such information, the Trustees further reviewed and considered the total expense ratios (after waivers) of 1.95%, 2.70% and 1.70% for the Class A, Class C and Class I shares, respectively, of the China Fund. The Trustees noted that the total expense ratio (after waivers) of each class of the China Fund was above its respective Data Provider average and median expense group total expense ratio (after waivers).

Nature, Extent and Quality of the Services under the Investment Advisory and Sub‐Advisory Agreements: The Trustees received and considered information regarding the nature, extent and quality of services to be provided to the China Fund under the Investment Advisory and Sub‐Advisory Agreements. The Trustees reviewed certain background materials supplied by ALPS Advisors and Clough Capital in their presentations, including their Forms ADV.

The Trustees reviewed and considered ALPS Advisors’ and Clough Capital’s investment advisory personnel, their history as asset managers and their performance and the amount of assets currently under management by ALPS Advisors and Clough Capital and their affiliated entities. The Trustees also reviewed the research and decision‐making processes utilized by ALPS Advisors and Clough Capital, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the China Fund.

The Trustees considered the background and experience of ALPS Advisors’ and Clough Capital’s management in connection with the China Fund, including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day‐to‐day portfolio management of the China Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, ALPS Advisors’ and Clough Capital’s insider trading policies and procedures and their Codes of Ethics.

Performance: The Trustees reviewed performance information for the China Fund. That review included a comparison of the China Fund’s performance to the performance of a group of comparable funds selected by the Data Provider. The Trustees noted the net total return performance of each class of the China Fund was below the respective Data Provider performance universe average for the one‐year, two‐year and three‐year periods ended March 31, 2016, but generally above the respective Data Provider performance universe average for the four‐year, five‐ year and 10‐year periods ended March 31, 2016. The Trustees also considered Clough Capital’s discussion of the China Fund’s underlying portfolio diversification categories, its top contributors and top detractors, as well as Clough Capital’s performance and reputation generally and its investment techniques, risk management controls and decision‐making processes.

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Additional Information

October 31, 2016 (Unaudited)

Comparable Accounts: The Trustees noted certain information provided by Clough Capital regarding fees charged to its other clients utilizing a strategy similar to that employed by the China Fund.

Profitability: The Trustees received and considered a profitability analysis prepared by ALPS Advisors and Clough Capital based on the fees payable under the Investment Advisory Agreement with ALPS Advisors and the Investment Sub‐Advisory Agreement with Clough Capital with respect to the China Fund. The Trustees considered the profits, if any, anticipated to be realized by ALPS Advisors and Clough Capital in connection with the operation of the China Fund. The Board then reviewed ALPS Advisors’ and Clough Capital’s financial statements in order to analyze the financial condition and stability and profitability of ALPS Advisors and Clough Capital.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the China Fund will be passed along to the shareholders under the agreements.

Other Benefits to the Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by ALPS Advisors from its relationship with the China Fund, including whether soft dollar arrangements were used.

In renewing ALPS Advisors as the China Fund’s investment adviser and Clough Capital as the China Fund’s sub‐adviser and the fees charged under the Investment Advisory and Sub‐Advisory Agreements, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to renew the Investment Advisory and Sub‐Advisory Agreements. Further, the Independent Trustees were advised by separate independent legal counsel throughout the process. The Trustees, including all of the Independent Trustees, concluded that:

●	the contractual management fee rate for each class of the China Fund was above its respective Data Provider expense group average and median contractual management fee rate;
●	Clough Capital’s fees under its sub‐advisory agreements are paid directly by ALPS Advisors;
●	the total expense ratio (after waivers) of each class of the China Fund was above its respective Data Provider average and median expense group total expense ratio (after waivers);
●
the nature, extent and quality of services rendered by ALPS Advisors and Clough Capital under the Investment Advisory and Sub‐Advisory Agreements, respectively, with respect to the China Fund were adequate;

●
the net total return performance of each class of the China Fund was below the respective Data Provider performance universe average for the one‐year, two‐year and three‐year periods ended March 31, 2016, but generally above the respective Data Provider performance universe average for the four‐year, five‐year and 10‐year periods ended March 31, 2016;

●
bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to ALPS Advisors’ and Clough Capital’s other clients employing a comparable strategy to the China Fund was not indicative of any unreasonableness with respect to the advisory and sub‐advisory fees proposed to be payable by the China Fund;

●
the China Fund was not profitable to ALPS Advisors in 2015; the profit, if any, realized or anticipated to be realized by ALPS Advisors and Clough Capital in connection with the operation of the China Fund is not unreasonable to the China Fund; and

●	there were no material economies of scale or other incidental benefits accruing to ALPS Advisors and Clough Capital in connection with their relationship with the China Fund.

During the review process, the Trustees noted certain instances where clarification or follow‐up was appropriate and others where the Trustees determined that further clarification or follow‐up was not necessary. In those instances where clarification or follow‐up was requested, the Board determined that in each case either information responsive to its requests had been provided, or where any request was outstanding in whole or in part, given the totality of the information provided, the Board had received sufficient information to approve the Investment Advisory Agreement with ALPS Advisors and the Investment Sub‐Advisory Agreement with Clough Capital.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that ALPS Advisors’ and Clough Capital’s compensation for investment advisory and sub‐advisory services is consistent with the best interests of the China Fund and its shareholders.

205 | October 31, 2016

Additional Information

October 31, 2016 (Unaudited)

ALPS | CoreCommodity Management CompleteCommodites® Strategy Fund
On June 7‐8, 2016, the Trustees met in person to discuss, among other things, the approval of the investment advisory agreement between the Trust and ALPS Advisors (the “Investment Advisory Agreement”), and the sub‐advisory agreement with CoreCommodity Management LLC (“CoreCommodity”) (the “Sub‐Advisory Agreement”), in accordance with Section 15(c) of the 1940 Act. The Independent Trustees met with independent legal counsel during executive session and discussed the Investment Advisory Agreement, the Sub‐Advisory Agreement and other related materials.

In renewing and approving the Investment Advisory Agreement with ALPS Advisors and the Sub‐Advisory Agreement with CoreCommodity, the Trustees, including the Independent Trustees, considered the following factors with respect to the ALPS | CoreCommodity Management CompleteCommodites® Strategy Fund (the “CoreCommodity Fund”):

Investment Advisory and Sub‐Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fee paid by the Trust, on behalf of the CoreCommodity Fund, to ALPS Advisors of 0.85% of the CoreCommodity Fund’s daily average net assets, in light of the extent and quality of the advisory services to be provided by ALPS Advisors to the CoreCommodity Fund. The Trustees also reviewed and considered the contractual annual sub‐advisory fee paid by ALPS Advisors to CoreCommodity of 0.75% of the CoreCommodity Fund’s daily average net assets, in light of the extent and quality of the advisory services provided by CoreCommodity to the CoreCommodity Fund. The Trustees also considered information regarding compensation to be paid to affiliates of ALPS Advisors under other agreements, such as the Fund Accounting and Administration Agreement with ALPS.

The Board received and considered information including a comparison of the CoreCommodity Fund’s contractual and actual management fees and overall expenses with those of funds in the relevant peer expense group and universe of funds provided by the Data Provider. The Trustees noted that the contractual management fee rate for each class of the CoreCommodity Fund was generally equal to or above its respective Data Provider expense group average and median contractual management fee rate.

Total Expense Ratios: Based on such information, the Trustees further reviewed and considered the total expense ratios (after waivers) of 1.45%, 2.05% and 1.15% for the Class A, Class C and Class I shares, respectively, of the CoreCommodity Fund. The Trustees noted that the total expense ratio (after waivers) of each class, except Class C, of the CoreCommodity Fund was above its respective Data Provider average expense group total expense ratio (after waivers). The Trustees noted that the total expense ratio (after waivers) of each class, except Class I, of the CoreCommodity Fund was below its respective Data Provider median expense group total expense ratio (after waivers).

Nature, Extent and Quality of the Services under the Investment Advisory and Sub‐Advisory Agreements: The Trustees received and considered information regarding the nature, extent and quality of services to be provided to the CoreCommodity Fund under the Investment Advisory and Sub‐Advisory Agreements. The Trustees reviewed certain background materials supplied by ALPS Advisors and CoreCommodity in their presentations, including their Forms ADV.

The Trustees reviewed and considered ALPS Advisors’ and CoreCommodity’s investment advisory personnel, their history as asset managers and their performance and the amount of assets currently under management by ALPS Advisors and CoreCommodity and their affiliated entities. The Trustees also reviewed the research and decision‐making processes utilized by ALPS Advisors and CoreCommodity, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the CoreCommodity Fund.

The Trustees considered the background and experience of ALPS Advisors’ and CoreCommodity’s management in connection with the CoreCommodity Fund, including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day‐to‐day portfolio management of the CoreCommodity Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, ALPS Advisors’ and CoreCommodity’s insider trading policies and procedures and their Codes of Ethics.

Performance: The Trustees reviewed performance information for the CoreCommodity Fund. That review included a comparison of the CoreCommodity Fund’s performance to the performance of a group of comparable funds selected by the Data Provider. The Trustees noted the net total return performance of each class of the CoreCommodity Fund was generally above the respective Data Provider performance universe average the one‐year, two‐year, three‐year, four‐year and five‐year periods ended March 31, 2016. The Trustees also considered CoreCommodity’s discussion of the CoreCommodity Fund’s underlying portfolio diversification categories, its top contributors and top detractors, as well as CoreCommodity’s performance and reputation generally and its investment techniques, risk management controls and decision‐making processes.

206 | October 31, 2016

Additional Information

October 31, 2016 (Unaudited)

Comparable Accounts: The Trustees noted certain information provided by CoreCommodity regarding fees charged to its other clients utilizing a strategy similar to that employed by the CoreCommodity Fund.

Profitability: The Trustees received and considered a profitability analysis prepared by ALPS Advisors and CoreCommodity based on the fees payable under the Investment Advisory Agreement with ALPS Advisors and the Investment Sub‐Advisory Agreement with CoreCommodity with respect to the CoreCommodity Fund. The Trustees considered the profits, if any, anticipated to be realized by ALPS Advisors and CoreCommodity in connection with the operation of the CoreCommodity Fund. The Board then reviewed ALPS Advisors’ and CoreCommodity’s financial statements in order to analyze the financial condition and stability and profitability of ALPS Advisors and CoreCommodity.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the CoreCommodity Fund will be passed along to the shareholders under the agreements.

Other Benefits to the Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by ALPS Advisors from its relationship with the CoreCommodity Fund, including whether soft dollar arrangements were used.

In renewing ALPS Advisors as the CoreCommodity Fund’s investment adviser and CoreCommodity as the CoreCommodity Fund’s sub‐adviser and the fees charged under the Investment Advisory and Sub‐Advisory Agreements, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to renew the Investment Advisory and Sub‐Advisory Agreements. Further, the Independent Trustees were advised by separate independent legal counsel throughout the process. The Trustees, including all of the Independent Trustees, concluded that:

●
the contractual management fee rate for each class of the CoreCommodity Fund was generally equal to or above its respective Data Provider expense group average and median contractual management fee rate;

●	CoreCommodity’s fees under its sub‐advisory agreements are paid directly by ALPS Advisors;
●	the total expense ratio (after waivers) of each class, except Class I, of the CoreCommodity Fund was below its respective Data Provider median expense group total expense ratio (after waivers);
●
the nature, extent and quality of services rendered by ALPS Advisors and CoreCommodity under the Investment Advisory and Sub‐Advisory Agreements, respectively, with respect to the CoreCommodity Fund were adequate;

●
the net total return performance of each class of the CoreCommodity Fund was generally above the respective Data Provider performance universe average the one‐year, two‐year, three‐year, four‐year and five‐year periods ended March 31, 2016;

●
bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to ALPS Advisors’ and CoreCommodity’s other clients employing a comparable strategy to the CoreCommodity Fund was not indicative of any unreasonableness with respect to the advisory and sub‐advisory fees proposed to be payable by the CoreCommodity Fund;

●
the CoreCommodity Fund was not profitable to ALPS Advisors in 2015; the profit, if any, realized or anticipated to be realized by ALPS Advisors and CoreCommodity in connection with the operation of the CoreCommodity Fund is not unreasonable to the CoreCommodity Fund; and

●	there were no material economies of scale or other incidental benefits accruing to ALPS Advisors and CoreCommodity in connection with their relationship with the CoreCommodity Fund.

During the review process, the Trustees noted certain instances where clarification or follow‐up was appropriate and others where the Trustees determined that further clarification or follow‐up was not necessary. In those instances where clarification or follow‐up was requested, the Board determined that in each case either information responsive to its requests had been provided, or where any request was outstanding in whole or in part, given the totality of the information provided, the Board had received sufficient information to approve the Investment Advisory Agreement with ALPS Advisors and the Investment Sub‐Advisory Agreement with CoreCommodity.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that ALPS Advisors’ and CoreCommodity’s compensation for investment advisory and sub‐advisory services is consistent with the best interests of the CoreCommodity Fund and its shareholders.

The Trustees applied the same analysis to the advisory arrangements between ALPS Advisors, CoreCommodity and the wholly owned Cayman Island subsidiary of the CoreCommodity Fund.

207 | October 31, 2016

Additional Information

October 31, 2016 (Unaudited)

RiverFront Global Allocation Series
On June 7‐8, 2016, the Trustees met in person to discuss, among other things, the approval of the investment advisory agreement between the Trust and ALPS Advisors (the “Investment Advisory Agreement”), and the sub‐advisory agreement with RiverFront Investment Group, LLC (“RiverFront”) (the “Sub‐Advisory Agreement”), in accordance with Section 15(c) of the 1940 Act. The Independent Trustees met with independent legal counsel during executive session and discussed the Investment Advisory Agreement, the Sub‐Advisory Agreement and other related materials.

In renewing and approving the Investment Advisory Agreement with ALPS Advisors and the Sub‐Advisory Agreement with RiverFront, the Trustees, including the Independent Trustees, considered the following factors with respect to the RiverFront Global Allocation Series (the “RiverFront Global Allocation Series”):

Investment Advisory and Sub‐Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fee to be paid by the Trust, on behalf of the RiverFront Global Allocation Series, to ALPS Advisors of 0.85% of each RiverFront Global Allocation Series’ daily average net assets, in light of the extent and quality of the advisory services provided by ALPS Advisors to the RiverFront Global Allocation Series. The Trustees also reviewed and considered the contractual annual sub‐advisory fee to be paid by ALPS Advisors to RiverFront of 0.60% of each of the RiverFront Global Allocation Series’ daily average net assets, in light of the extent and quality of the advisory services provided by RiverFront to the RiverFront Global Allocation Series. The Trustees also considered information regarding compensation to be paid to affiliates of ALPS Advisors under other agreements, such as the Fund Accounting and Administration Agreement with ALPS.

The Board received and considered information including a comparison of the RiverFront Global Allocation Series’ contractual and actual management fees and overall expenses with those of funds in the peer expense group and universe of funds provided by the Data Provider. The Trustees noted that the contractual management fee rate for each class of shares of each RiverFront Global Allocation Series’ were above the Data Provider expense group average and median contractual management fee rates.

Total Expense Ratios: Based on such information, the Trustees further reviewed and considered the total expense ratios (after waivers) of 1.15%, 1.90%, 0.90%, 1.15% and 0.90% for the Class A, Class C, Class I, Investors Class and Class L shares, respectively, of the RiverFront Global Allocation Series. The Trustees noted that the total expense ratio (after waivers) of each class of each of the RiverFront Global Allocation Series’ were generally equal to or below its respective Data Provider average and median expense group total expense ratios (after waivers).

Nature, Extent and Quality of the Services under the Investment Advisory and Sub‐Advisory Agreements: The Trustees received and considered information regarding the nature, extent and quality of services to be provided to the RiverFront Global Allocation Series under the Investment Advisory and Sub‐Advisory Agreements. The Trustees reviewed certain background materials supplied by ALPS Advisors and RiverFront in their presentations, including their Forms ADV.

The Trustees reviewed and considered ALPS Advisors’ and RiverFront’s investment advisory personnel, their history as asset managers and their performance and the amount of assets currently under management by ALPS Advisors and RiverFront and their affiliated entities. The Trustees also reviewed the research and decision‐making processes utilized by ALPS Advisors and RiverFront, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the RiverFront Global Allocation Series.

The Trustees considered the background and experience of ALPS Advisors’ and RiverFront’s management in connection with the RiverFront Global Allocation Series, including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day‐to‐day portfolio management of the RiverFront Global Allocation Series and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, ALPS Advisors’ and RiverFront’s insider trading policies and procedures and their Codes of Ethics.

Performance: The Trustees reviewed performance information for the RiverFront Global Allocation Series for the one‐year, two‐year, three‐year, four‐year and five‐year periods, as applicable, ended March 31, 2016. That review included a comparison of the RiverFront Global Allocation Series’ performance to the performance of a group of comparable funds selected by the Data Provider. The Trustees noted the net total return performance of each class of each of the RiverFront Global Allocation Series, except the RiverFront Moderate Growth & Income Fund, was generally below its respective performance universe average. The Trustees also considered RiverFront’s discussion of the RiverFront Global Allocation Series’ underlying portfolio diversification categories, its top contributors and top detractors, as well as RiverFront’s performance and reputation generally and its investment techniques, risk management controls and decision‐making processes.

Comparable Accounts: The Trustees noted certain information provided by RiverFront regarding fees charged to its other clients utilizing a strategy similar to that employed by the RiverFront Global Allocation Series.

208 | October 31, 2016

Additional Information

October 31, 2016 (Unaudited)

Profitability: The Trustees received and considered a retrospective and projected profitability analysis prepared by ALPS Advisors and RiverFront based on the fees payable under the Investment Advisory Agreement with ALPS Advisors and the Investment Sub‐Advisory Agreement with RiverFront with respect to the RiverFront Global Allocation Series. The Trustees considered the profits, if any, anticipated to be realized by ALPS Advisors and RiverFront in connection with the operation of each RiverFront Global Allocation Series. The Board then reviewed ALPS Advisors’ and RiverFront’s financial statements in order to analyze the financial condition and stability and profitability of ALPS Advisors and RiverFront.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the RiverFront Global Allocation Series will be passed along to the shareholders under the agreements.

Other Benefits to the Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by ALPS Advisors from its relationship with the RiverFront Global Allocation Series, including whether soft dollar arrangements were used.

In renewing ALPS Advisors as the RiverFront Global Allocation Series’ investment adviser and RiverFront as the RiverFront Global Allocation Series’ sub‐adviser and the fees charged under the Investment Advisory and Sub‐Advisory Agreements, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to renew the Investment Advisory and Sub‐Advisory Agreements. Further, the Independent Trustees were advised by separate independent legal counsel throughout the process. The Trustees, including all of the Independent Trustees, concluded that:

●	the contractual management fee rate for each class of shares of each RiverFront Global Allocation Series was above the Data Provider expense group average and median contractual management fee rate;
●	RiverFront’s fees under its sub‐advisory agreements are paid directly by ALPS Advisors;
●
the total expense ratio (after waivers) of each class of each of the RiverFront Global Allocation Series’ were generally equal to or below its respective Data Provider average and median expense group total expense ratios (after waivers);

●
the nature, extent and quality of services rendered by ALPS Advisors and RiverFront under the Investment Advisory and Sub‐Advisory Agreements, respectively, with respect to the RiverFront Global Allocation Series, as applicable, were adequate;

●
the net total return performance of each class of each of the RiverFront Global Allocation Series, except the RiverFront Moderate Growth & Income Fund, was generally below its respective performance universe average;

●
bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to ALPS Advisors’ and RiverFront’s other clients employing a comparable strategy to one or more of the RiverFront Global Allocation Series were not indicative of any unreasonableness with respect to the advisory and sub‐ advisory fees proposed to be payable by the RiverFront Global Allocation Series;

●
none of the RiverFront Global Allocation Series was profitable to ALPS Advisors in 2015; the profit, if any, realized or anticipated to be realized by ALPS Advisors and RiverFront in connection with the operation of the RiverFront Global Allocation Series, as applicable, is not unreasonable to the RiverFront Global Allocation Series; and

●	there were no material economies of scale or other incidental benefits accruing to ALPS Advisors and RiverFront in connection with their relationship with the RiverFront Global Allocation Series.

During the review process, the Trustees noted certain instances where clarification or follow‐up was appropriate and others where the Trustees determined that further clarification or follow‐up was not necessary. In those instances where clarification or follow‐up was requested, the Board determined that in each case either information responsive to its requests had been provided, or where any request was outstanding in whole or in part, given the totality of the information provided, the Board had received sufficient information to approve the Investment Advisory Agreement with ALPS Advisors and the Investment Sub‐Advisory Agreement with RiverFront.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that ALPS Advisors’ and RiverFront’s compensation for investment advisory and sub‐advisory services is consistent with the best interests of the RiverFront Global Allocation Series and their shareholders.

ALPS | Kotak India Growth Fund
On June 7‐8, 2016, the Trustees met in person to discuss, among other things, the approval of the investment advisory agreement between the Trust and ALPS Advisors (the “Investment Advisory Agreement”), and the sub‐advisory agreement with Kotak Mahindra (UK) Limited (“Kotak”) (the “Sub‐Advisory Agreement”), in accordance with Section 15(c) of the 1940 Act. The Independent Trustees met with independent legal counsel during executive session and discussed the Investment Advisory Agreement, the Sub‐Advisory Agreement and other related materials.

In renewing and approving the Investment Advisory Agreement with ALPS Advisors and the Sub‐Advisory Agreement with Kotak, the Trustees, including the Independent Trustees, considered the following factors with respect to the ALPS | Kotak India Growth Fund (the “India Fund”):

209 | October 31, 2016

Additional Information

October 31, 2016 (Unaudited)

Investment Advisory and Sub‐Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fee to be paid by the Trust, on behalf of the India Fund, to ALPS Advisors of 1.25% of the India Fund’s daily average net assets, in light of the extent and quality of the advisory services provided by ALPS Advisors to the India Fund. The Trustees also reviewed and considered the contractual annual sub‐advisory fee rates to be paid by ALPS Advisors to Kotak of 1.15% of the India Fund’s daily average net assets on the first $50 million and 1.05% based on the India Fund’s daily average net assets over $50 million, in light of the extent and quality of the advisory services provided by Kotak to the India Fund. The Trustees also considered information regarding compensation to be paid to affiliates of ALPS Advisors under other agreements, such as the Fund Accounting and Administration Agreement with ALPS.

The Board received and considered information including a comparison of the India Fund’s contractual and actual management fees and overall expenses with those of funds in the peer expense group and universe of funds provided by the Data Provider. The Trustees noted that the contractual management fee rate for each class of the India Fund was above its respective Data Provider expense group average and median contractual management fee rate.

Total Expense Ratios: Based on such information, the Trustees further reviewed and considered the total expense ratios (after waivers) of 1.96%, 2.60% and 1.60% for the Class A, Class C and Class I shares, respectively, of the India Fund. The Trustees noted that the total expense ratio (after waivers) of each class of the India Fund was above its respective Data Provider average and median expense group total expense ratio (after waivers).

Nature, Extent and Quality of the Services under the Investment Advisory and Sub‐Advisory Agreements: The Trustees received and considered information regarding the nature, extent and quality of services to be provided to the India Fund under the Investment Advisory and Sub‐Advisory Agreements. The Trustees reviewed certain background materials supplied by ALPS Advisors and Kotak in their presentations, including their Forms ADV.

The Trustees reviewed and considered ALPS Advisors’ and Kotak’s investment advisory personnel, their history as asset managers and their performance and the amount of assets currently under management by ALPS Advisors and Kotak and their affiliated entities. The Trustees also reviewed the research and decision‐making processes utilized by ALPS Advisors and Kotak, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the India Fund.

The Trustees considered the background and experience of ALPS Advisors’ and Kotak’s management in connection with the India Fund, including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day‐to‐day portfolio management of the India Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, ALPS Advisors’ and Kotak’s insider trading policies and procedures and their Codes of Ethics.

Performance: The Trustees reviewed performance information for the India Fund. That review included a comparison of the India Fund’s performance to the performance of a group of comparable funds selected by the Data Provider. The Trustees noted the net total return performance of each class of the India Fund was above the respective Data Provider performance universe average for the one‐year, two‐year, three‐year, four‐year and five‐year periods ended March 31, 2016. The Trustees also considered Kotak’s discussion of the India Fund’s underlying portfolio diversification categories, its top contributors and top detractors, as well as Kotak’s performance and reputation generally and its investment techniques, risk management controls and decision‐making processes.

Comparable Accounts: The Trustees noted certain information provided by Kotak regarding fees charged to its other clients utilizing a strategy similar to that employed by the India Fund.

Profitability: The Trustees received and considered a retrospective and projected profitability analysis prepared by ALPS Advisors and Kotak based on the fees payable under the Investment Advisory Agreement with ALPS Advisors and the Investment Sub‐Advisory Agreement with Kotak, with respect to the India Fund. The Trustees considered the profits, if any, anticipated to be realized by ALPS Advisors and Kotak in connection with the operation of the India Fund. The Board then reviewed ALPS Advisors’ and Kotak’s financial statements in order to analyze the financial condition and stability and profitability of ALPS Advisors and Kotak.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the India Fund will be passed along to the shareholders under the agreements.

Other Benefits to the Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by ALPS Advisors from its relationship with the India Fund, including whether soft dollar arrangements were used.

210 | October 31, 2016

Additional Information

October 31, 2016 (Unaudited)

In renewing ALPS Advisors as the India Fund’s investment adviser and Kotak as the India Fund’s sub‐adviser and the fees charged under the Investment Advisory and Sub‐Advisory Agreements, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to renew the Investment Advisory and Sub‐Advisory Agreements. Further, the Independent Trustees were advised by separate independent legal counsel throughout the process. The Trustees, including all of the Independent Trustees, concluded that:

●	the contractual management fee rate for each class of the India Fund was above its respective Data Provider expense group average and median contractual management fee rate;
●	Kotak’s fees under its sub‐advisory agreements are paid directly by ALPS Advisors;
●	the total expense ratio (after waivers) of each class of the India Fund was above its respective Data Provider average and median expense group total expense ratio (after waivers);
●	the nature, extent and quality of services rendered by ALPS Advisors and Kotak under the Investment Advisory and Sub‐Advisory Agreements, respectively, with respect to the India Fund were adequate;
●
the net total return performance of each class of the India Fund was above the respective Data Provider performance universe average for the one‐year, two‐year, three‐year, four‐year and five‐year periods ended March 31, 2016;

●
bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to ALPS Advisors’ and Kotak’s other clients employing a comparable strategy to the India Fund was not indicative of any unreasonableness with respect to the advisory and sub‐advisory fees proposed to be payable by the India Fund;

●
the India Fund was not profitable to ALPS Advisors in 2015; the profit, if any, realized or anticipated to be realized by ALPS Advisors and Kotak in connection with the operation of the India Fund is not unreasonable to the India Fund; and

●	there were no material economies of scale or other incidental benefits accruing to ALPS Advisors and Kotak in connection with their relationship with the India Fund.

During the review process, the Trustees noted certain instances where clarification or follow‐up was appropriate and others where the Trustees determined that further clarification or follow‐up was not necessary. In those instances where clarification or follow‐up was requested, the Board determined that in each case either information responsive to its requests had been provided, or where any request was outstanding in whole or in part, given the totality of the information provided, the Board had received sufficient information to approve the Investment Advisory Agreement with ALPS Advisors and the Investment Sub‐Advisory Agreement with Kotak.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that ALPS Advisors’ and Kotak’s compensation for investment advisory and sub‐advisory services is consistent with the best interests of the India Fund and its shareholders.

ALPS | Sterling ETF Tactical Rotation Fund
On June 7‐8, 2016, the Trustees met in person to discuss, among other things, the approval of the investment advisory agreement between the Trust and ALPS Advisors (the “Investment Advisory Agreement”), and the sub‐advisory agreement with Sterling Global Strategies LLC (“Sterling”) (the “Sub‐Advisory Agreement”), in accordance with Section 15(c) of the 1940 Act. The Independent Trustees met with independent legal counsel during executive session and discussed the Investment Advisory Agreement, the Sub‐Advisory Agreement and other related materials.

In renewing and approving the Investment Advisory Agreement with ALPS Advisors and the Sub‐Advisory Agreement with Sterling, the Trustees, including the Independent Trustees, considered the following factors with respect to the ALPS | Sterling ETF Tactical Rotation Fund (the “Sterling Fund”):

Investment Advisory and Sub‐Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fee to be paid by the Trust, on behalf of the Sterling Fund, to ALPS Advisors of 0.95% of the Sterling Fund’s daily average net assets, in light of the extent and quality of the advisory services provided by ALPS Advisors to the Sterling Fund. The Trustees also reviewed and considered the contractual annual sub‐ advisory fee rates to be paid by ALPS Advisors to Sterling of 0.60% of the Sterling Fund’s daily average net assets, in light of the extent and quality of the advisory services provided by Sterling to the Sterling Fund. The Trustees also considered information regarding compensation to be paid to affiliates of ALPS Advisors under other agreements, such as the Fund Accounting and Administration Agreement with ALPS.

The Board received and considered information including a comparison of the Sterling Fund’s contractual and actual management fees and overall expenses with those of funds in the peer expense group and universe of funds provided by the Data Provider. The Trustees noted that the contractual management fee rate for each class of the Sterling Fund was below its respective Data Provider expense group average and median contractual management fee rate.

211 | October 31, 2016

Additional Information

October 31, 2016 (Unaudited)

Total Expense Ratios: Based on such information, the Trustees further reviewed and considered the total expense ratios (after waivers) of 1.553%, 2.15% and 1.15% for Class A, Class C and Class I, respectively, for the Sterling Fund. The Trustees noted that the total expense ratio (after waivers) of each class of the Sterling Fund was below its respective Data Provider average and median expense group total expense ratio (after waivers).

Nature, Extent and Quality of the Services under the Investment Advisory and Sub‐Advisory Agreements: The Trustees received and considered information regarding the nature, extent and quality of services to be provided to the Sterling Fund under the Investment Advisory and Sub‐Advisory Agreements. The Trustees reviewed certain background materials supplied by ALPS Advisors and Sterling in their presentations, including their Forms ADV.

The Trustees reviewed and considered ALPS Advisors’ and Sterling’s investment advisory personnel, their history as asset managers and their performance and the amount of assets currently under management by ALPS Advisors and Sterling and their affiliated entities. The Trustees also reviewed the research and decision‐making processes utilized by ALPS Advisors and Sterling, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the Sterling Fund.

The Trustees considered the background and experience of ALPS Advisors’ and Sterling’s management in connection with the Sterling Fund, including reviewing the qualifications, backgrounds and responsibilities of the management team primarily responsible for the day‐to‐day portfolio management of the Sterling Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, ALPS Advisors’ and Sterling’s insider trading policies and procedures and their Codes of Ethics.

Performance: The Trustees reviewed performance information for the Sterling Fund. That review included a comparison of the Sterling Fund’s performance to the performance of a group of comparable funds selected by the Data Provider. The Trustees noted the net total return performance of each class of the Sterling Fund was below the respective Data Provider performance universe average for the one‐year period ended March 31, 2016. The Trustees also considered Sterling’s discussion of the Sterling Fund’s underlying portfolio diversification categories, its top contributors and top detractors, as well as Sterling’s performance and reputation generally and its investment techniques, risk management controls and decision‐making processes.

Comparable Accounts: The Trustees noted certain information provided by Sterling regarding fees charged to its other clients utilizing a strategy similar to that employed by the Sterling Fund.

Profitability: The Trustees received and considered a retrospective and projected profitability analysis prepared by ALPS Advisors and Sterling based on the fees payable under the Investment Advisory Agreement with ALPS Advisors and the Investment Sub‐Advisory Agreement with Sterling, with respect to the Sterling Fund. The Trustees considered the profits, if any, anticipated to be realized by ALPS Advisors and Sterling in connection with the operation of the Sterling Fund. The Board then reviewed ALPS Advisors’ and Sterling’s financial statements in order to analyze the financial condition and stability and profitability of ALPS Advisors and Sterling.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Sterling Fund will be passed along to the shareholders under the agreements.

Other Benefits to the Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by ALPS Advisors from its relationship with the Sterling Fund, including whether soft dollar arrangements were used.

In renewing ALPS Advisors as the Sterling Fund’s investment adviser and Sterling as the Sterling Fund’s sub‐adviser and the fees charged under the Investment Advisory and Sub‐Advisory Agreements, the Trustees concluded that no single factor reviewed by the Trustees was identified by the Trustees to be determinative as the principal factor in whether to renew the Investment Advisory and Sub‐Advisory Agreements. Further, the Independent Trustees were advised by separate independent legal counsel throughout the process. The Trustees, including all of the Independent Trustees, concluded that:

●	the contractual management fee rate for each class of the Sterling Fund was below its respective Data Provider expense group average and median contractual management fee rate;
●	Sterling’s fees under its sub‐advisory agreements are paid directly by ALPS Advisors;
●	total expense ratio (after waivers) of each class of the Sterling Fund was below its respective Data Provider average and median expense group total expense ratio (after waivers);

212 | October 31, 2016

Additional Information

October 31, 2016 (Unaudited)

●
the nature, extent and quality of services rendered by ALPS Advisors and Sterling under the Investment Advisory and Sub‐Advisory Agreements, respectively, with respect to the Sterling Fund were adequate;

●	the net total return performance of each class of the Sterling Fund was below the respective Data Provider performance universe average for the one‐year period ended March 31, 2016;
●
bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to ALPS Advisors’ and Sterling’s other clients employing a comparable strategy to the Sterling Fund was not indicative of any unreasonableness with respect to the advisory and sub‐advisory fees proposed to be payable by the Sterling Fund;

●
the Sterling Fund was not profitable to ALPS Advisors in 2015; the profit, if any, realized or anticipated to be realized by ALPS Advisors and Sterling in connection with the operation of the Sterling Fund is not unreasonable to the Sterling Fund; and

●	there were no material economies of scale or other incidental benefits accruing to ALPS Advisors and Sterling in connection with their relationship with the Sterling Fund.

During the review process, the Trustees noted certain instances where clarification or follow‐up was appropriate and others where the Trustees determined that further clarification or follow‐up was not necessary. In those instances where clarification or follow‐up was requested, the Board determined that in each case either information responsive to its requests had been provided, or where any request was outstanding in whole or in part, given the totality of the information provided, the Board had received sufficient information to approve the Investment Advisory Agreement with ALPS Advisors and the Investment Sub‐Advisory Agreement with Sterling.

Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, concluded that ALPS Advisors’ and Sterling’s compensation for investment advisory and sub‐advisory services is consistent with the best interests of the Sterling Fund and its shareholders.

213 | October 31, 2016

Trustees and Officers

October 31, 2016 (Unaudited)

Additional information regarding the Funds’ trustees is included in the Statement of Additional Information, which can be obtained without charge by calling (toll‐free) (866) 759‐5679.

INDEPENDENT TRUSTEES
Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Mary K. Anstine, 1940	Trustee	Ms. Anstine was elected at a special meeting of shareholders held on March 21, 1997 and re-elected at a special meeting of shareholders held on August 7, 2009.	Ms. Anstine was formerly an Executive Vice President of First Interstate Bank of Denver until 1994, President/Chief Executive Officer of HealthONE Alliance, Denver, Colorado, from 1994 to 2004, and has been retired since 2004. Ms. Anstine is also Trustee/Director of AV Hunter Trust and Colorado Uplift Board. Ms. Anstine was formerly a Director of the Trust Bank of Colorado (later purchased and now known as Northern Trust Bank), Health and ONE Denver Area Council of the Boy Scouts of America, and a member of the American Bankers Association Trust Executive Committee.	62	Ms. Anstine is a Trustee of ALPS ETF Trust (21 funds); ALPS Variable Investment Trust (10 funds); Reaves Utility Income Fund (1 fund); and Westcore Trust (14 funds).
Jeremy W. Deems, 1976	Trustee	Mr. Deems was appointed as a Trustee at the March 11, 2008 meeting of the Board of Trustees and elected at a special meeting of shareholders held on August 7, 2009.	Mr. Deems is the Co-Founder, Chief Operations Officer and Chief Financial Officer of Green Alpha Advisors, LLC, a registered investment advisor, and Co-Portfolio Manager of the Shelton Green Alpha Fund. Prior to joining Green Alpha Advisors, Mr. Deems was CFO and Treasurer of Forward Management, LLC, ReFlow Management Co., LLC, ReFlow Fund, LLC, a private investment fund, and Sutton Place Management, LLC, an administrative services company, from 1998 to June 2007. From 2004 to 2005, Mr Deems also served as Treasurer of the Forward Funds and the Sierra Club Funds.	64	Mr. Deems is a Trustee of ALPS ETF Trust (21 funds); ALPS Variable Investment Trust (10 funds); Clough Funds Trust (1 fund); Elevation ETF Trust (2 funds); and Reaves Utility Income Fund (1 fund).

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****
The Fund Complex includes all series of the Trust, currently 34, and any other investment companies for which any Trustee serves as Trustee for and which ALPS Advisors, Red Rocks, Wellington Management, Clough Capital, RiverFront, Kotak, or Sterling Global Strategies LLC provides investment advisory services (currently 37 funds, 1 fund, 0 funds, 4 funds, 5 funds, 0 funds, and 0 funds, respectively).

214 | October 31, 2016

Trustees and Officers

October 31, 2016 (Unaudited)

INDEPENDENT TRUSTEES (continued)
Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Jerry G. Rutledge, 1944	Trustee	Mr. Rutledge was elected at a special meeting of shareholders held on August 7, 2009.	Mr. Rutledge is the President and owner of Rutledge’s Inc., a retail clothing business. Mr. Rutledge is currently Director of the American National Bank. He was from 1994 to 2007 a Regent of the University of Colorado.	34	Mr. Rutledge is a Trustee of Clough Global Dividend and Income Fund (1 fund), Clough Global Equity Fund (1 fund) and Clough Global Opportunities Fund (1 fund).
Michael “Ross” Shell, 1970	Trustee	Mr. Shell was elected at a special meeting of shareholders held on August 7, 2009.
Mr. Shell is Founder and CEO of Red Idea, LLC, a strategic consulting/early stage venture firm (since June 2008). From 1999 to 2009, he was a part-owner and Director of Tesser, Inc., a brand agency. From December 2005 to May 2008, he was Director, Marketing and Investor Relations, of Woodbourne, a REIT/real estate hedge fund and private equity firm. Prior to this, from May 2004 to November 2005, he worked as a business strategy consultant; from June 2003 to April 2004, he was on the Global Client Services team of IDEO, a product design/innovation firm; and from 1999 to 2003, he was President of Tesser, Inc. Mr. Shell graduated with honors from Stanford University with a degree in Political Science.
				31	None.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****
The Fund Complex includes all series of the Trust, currently 34, and any other investment companies for which any Trustee serves as Trustee for and which ALPS Advisors, Red Rocks, Wellington Management, Clough Capital, RiverFront, Kotak, or Sterling Global Strategies LLC provides investment advisory services (currently 37 funds, 1 fund, 0 funds, 4 funds, 5 funds, 0 funds, and 0 funds, respectively).

215 | October 31, 2016

Trustees and Officers

October 31, 2016 (Unaudited)

INTERESTED TRUSTEE
Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Edmund J. Burke, 1961	Trustee, Chairman and President	Mr. Burke was elected as Chairman at the August 28, 2009 meeting of the Board of Trustees. Mr. Burke was elected as Trustee at a special meeting of shareholders held on August 7, 2009. Mr. Burke was elected President of the Trust at the December 17, 2002 meeting of the Board of Trustees.
Mr. Burke is President and a Director of ALPS Holdings, Inc. (“AHI”) (since 2005) and Director of Boston Financial Data Services, Inc. (“BFDS”), ALPS Advisors, Inc. (“AAI”), ALPS Distributors, Inc. (“ADI”), ALPS Fund Services, Inc. (“AFS”) and ALPS Portfolio Solutions Distributor, Inc. (“APSD”) and from 2001-2008, was President of AAI, ADI, AFS and APSD. Because of his positions with AHI, BFDS, AAI, ADI, AFS and APSD, Mr. Burke is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Burke is Trustee and President of the Clough Global Dividend and Income Fund (Trustee since 2006; President since 2004); Trustee and President of the Clough Global Equity Fund (Trustee since 2006; President since 2005); Trustee and President of the Clough Global Opportunities Fund (since 2006); Trustee of the Liberty All-Star Equity Fund; and Director of the Liberty All-Star Growth Fund, Inc.
37
Mr. Burke is a Trustee of Clough Global Dividend and Income Fund (1 fund); Clough Global Equity Fund (1 fund); Clough Global Opportunities Fund (1 fund); Clough Funds Trust (1 fund); Liberty All-Star Equity Fund (1 fund); and Director of the Liberty All-Star Growth Fund, Inc. (1 fund).

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****
The Fund Complex includes all series of the Trust, currently 34, and any other investment companies for which any Trustee serves as Trustee for and which ALPS Advisors, Red Rocks, Wellington Management, Clough Capital, RiverFront, Kotak, or Sterling Global Strategies LLC provides investment advisory services (currently 37 funds, 1 fund, 0 funds, 4 funds, 5 funds, 0 funds, and 0 funds, respectively).

216 | October 31, 2016

Trustees and Officers

October 31, 2016 (Unaudited)

OFFICERS

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***
Kimberly R. Storms, 1972	Treasurer	Ms. Storms was elected Treasurer of the Trust at the March 12, 2013 meeting of the Board of Trustees.
Ms. Storms is Senior Vice President - Director of Fund Administration of ALPS. Because of her position with ALPS, Ms. Storms is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Storms is also Treasurer of Liberty All-Star Equity Fund, Liberty All-Star Growth Fund, Inc., ALPS Series Trust and Elevation ETF Trust. Ms. Storms also serves as a Board member and Treasurer of The Center for Trauma & Resilience, a nonprofit agency.

Karen S. Gilomen, 1970	Secretary	Ms. Gilomen was elected Secretary of the Trust at the December 13, 2016 meeting of the Board of Trustees.
Ms. Gilomen joined ALPS in August 2016 as Vice President and Senior Counsel. Prior to joining ALPS, Ms. Gilomen was Vice President - General Counsel & CCO of Monticello Associates, Inc. from 2010 to 2016. Because of her position with ALPS, Ms. Gilomen is deemed an affiliate of the Trust, as defined under the 1940 Act. Ms. Gilomen is also the Secretary of Oak Associates Funds and Reaves Utility Income Fund, and the Assistant Secretary of the WesMark Funds.

Ted Uhl, 1974	Chief Compliance Officer (“CCO”)	Mr. Uhl was appointed CCO of the Trust at the June 8, 2010 meeting of the Board of Trustees.
Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also CCO of the Boulder Growth & Income Fund, Inc., Centre Funds, Elevation ETF Trust, Index Funds, Reality Shares ETF Trust and Reaves Utility Income Fund.

Jennell Panella, 1974	Assistant Treasurer	Ms. Panella was elected Assistant Treasurer of the Trust at the September 15, 2015 meeting of the Board of Trustees
Ms. Panella joined ALPS in June 2012 and is currently Fund Controller of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Panella served as Financial Reporting Manager for Parker Global Strategies, LLC (2009-2012). Because of her position with ALPS, Ms. Panella is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Panella also serves as Assistant Treasurer of James Advantage Funds.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

217 | October 31, 2016

Trustees and Officers

October 31, 2016 (Unaudited)

OFFICERS (continued)

Name, Address* & Year of Birth	Position(s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years***
Alan Gattis, 1980	Assistant Treasurer	Mr. Gattis was elected Assistant Treasurer of the Trust at the September 13, 2016 meeting of the Board of Trustees
Mr. Gattis joined ALPS in 2011 and is currently Vice President and Fund Controller of ALPS. Prior to joining ALPS, Mr. Gattis was an Auditor at Spicer Jeffries LLP (2009 through 2011) and an Auditor at PricewaterhouseCoopers LLP (2004 - 2009). Because of his position with ALPS, Mr. Gattis is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Gattis is also Assistant Treasurer of ALPS Series Trust, Clough Funds Trust, Clough Global Opportunities Fund, Clough Global Dividend and Income Fund, Clough Global Equity, Griffin Institutional Access Real Estate Fund, Stadion Funds and Centaur Mutual Funds Trust.

Sharon Akselrod, 1974	Assistant Secretary	Ms. Akselrod was elected Assistant Secretary of the Trust at the September 15, 2015 meeting of the Board of Trustees.
Ms. Akselrod joined ALPS in August 2014 and is currently Senior Investment Company Act Paralegal of ALPS Fund Services, Inc. Prior to joining ALPS, Ms. Akselrod served as Corporate Governance and Regulatory Associate for Nordstrom fsb (2013- 2014) and Senior Legal Assistant – Legal Manager for AXA Equitable Life Insurance Company (2008-2013). Because of her position with ALPS, Ms. Akselrod is deemed an affiliate of the Trust as defined under the 1940 Act. Ms. Akselrod is also Assistant Secretary of ALPS ETF Trust.

Jennifer Craig, 1973	Assistant Secretary	Ms. Craig was elected Assistant Secretary of the Trust at the June 8, 2016 meeting of the Board of Trustees.
Ms. Craig joined ALPS in 2007 and is currently Assistant Vice President and Legal Manager of ALPS. Prior to joining ALPS, Ms. Craig was Legal Manager at Janus Capital Management LLC and served as Assistant Secretary of Janus Investment Fund, Janus Adviser Series and Janus Aspen Series. Ms. Craig is also Assistant Secretary of Clough Global Dividend and Income Fund, Clough Global Equity Fund, Clough Global Opportunities Fund, Clough Funds Trust and ALPS Series Trust.

*	All communications to Trustees and Officers may be directed to Financial Investors Trust c/o 1290 Broadway, Suite 1100, Denver, CO 80203.
**	This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

218 | October 31, 2016

Intentionally Left Blank

Item 2.	Code of Ethics.

(a)
The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

(b)	Not applicable.

(c)	During the period covered by this report, no amendments to the provisions of the code of ethics described in Item 2(a) above were made.

(d)	During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics described in Item 2(a) above were granted.

(e)	Not applicable.

(f)	The Registrant’s Code of Ethics is attached as an Exhibit to this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant has at least one Audit Committee Financial Expert serving on its audit committee.  The Board of Trustees of the Registrant has designated Jeremy W. Deems as the Registrant’s “Audit Committee Financial Expert.”  Mr. Deems is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)
Audit Fees:  For the Registrant’s fiscal years ended October 31, 2016 and October 31, 2015, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements were $240,080 and $234,500, respectively.

(b)
Audit-Related Fees:  For the Registrant’s fiscal years ended October 31, 2016 and October 31, 2015, the aggregate fees billed for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 and $0, respectively.

(c)
Tax Fees:  For the Registrant’s fiscal years ended October 31, 2016 and October 31, 2015, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $61,380 and $35,890, respectively.  The fiscal year 2016 and 2015 tax fees were for services for dividend calculation, excise tax preparation and tax return preparation.

(d)
All Other Fees:  For the Registrant’s fiscal years ended October 31, 2016  and October 31, 2015, no fees were billed to Registrant by the principal accountant for services other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)
Audit Committee Pre-Approval Policies and Procedures:  All services to be performed by the Registrant’s principal accountant must be pre-approved by the Registrant’s audit committee.  The Chairman of the Audit Committee may pre-approve non-audit services to be performed by the Registrant’s principal accountant on an interim basis, subject to ratification by the Audit Committee at its next regularly scheduled meeting.

(e)(2)	No services described in paragraphs (b) through (d) of this Item were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)
The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant, were $85,777 in the fiscal year ended October 31, 2016 and $88,772 in fiscal year ended October 31, 2015.  These fees consisted of non-audit fees billed to (i) the Registrant of $61,380 in the fiscal year ended October 31, 2016 and $35,890 in fiscal year ended October 31, 2015 as described in response to paragraph (c) above and (ii) to ALPS Fund Services, Inc. (“AFS”), an entity under common control with ALPS Advisors, Inc., the Registrant’s investment adviser, of $24,397 in the fiscal year ended October 31, 2016 and $52,882 in fiscal year ended October 31, 2015.  The non-audit fees billed to AFS related to SSAE 16 services and other compliance-related matters.

(h)
The Registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.  The Registrant’s audit committee determined that the provision of such non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments is included as part of the Reports to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K, or this Item.

Item 11.	Controls and Procedures.

(a)
The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	The Registrant’s Code of Ethics for Principal Executive and Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, is attached hereto as Exhibit 12(a)(1).

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.Cert.

(a)(3)	Not applicable.

(b)
The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FINANCIAL INVESTORS TRUST

By:	/s/ Edmund J. Burke
Edmund J. Burke (Principal Executive Officer)
President

Date:	January 9, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

FINANCIAL INVESTORS TRUST

By:	/s/ Edmund J. Burke
Edmund J. Burke (Principal Executive Officer)
President

Date:	January 9, 2017

By:	/s/ Kimberly R. Storms
Kimberly R. Storms (Principal Financial Officer)
Treasurer

Date:	January 9, 2017